                           ADVANTUS SERIES FUND, INC.

           S E M I - A N N U A L  R E P O R T  J U N E  3 0,  1 9 9 8
      -------------------------------------------------------------------

                             ----------------------

                                GROWTH PORTFOLIO
                                 BOND PORTFOLIO
                             MONEY MARKET PORTFOLIO
                           ASSET ALLOCATION PORTFOLIO
                         MORTGAGE SECURITIES PORTFOLIO
                              INDEX 500 PORTFOLIO
                         CAPITAL APPRECIATION PORTFOLIO
                         INTERNATIONAL STOCK PORTFOLIO
                            SMALL COMPANY PORTFOLIO
                    MATURING GOVERNMENT BOND 1998 PORTFOLIO
                    MATURING GOVERNMENT BOND 2002 PORTFOLIO
                    MATURING GOVERNMENT BOND 2006 PORTFOLIO
                    MATURING GOVERNMENT BOND 2010 PORTFOLIO
                             VALUE STOCK PORTFOLIO
                         SMALL COMPANY VALUE PORTFOLIO
                             GLOBAL BOND PORTFOLIO
                          INDEX 400 MID-CAP PORTFOLIO
                           MACRO-CAP VALUE PORTFOLIO
                           MICRO-CAP GROWTH PORTFOLIO
                        REAL ESTATE SECURITIES PORTFOLIO

                           -------------------------

TABLE OF CONTENTS

How to Use This Report....................................................     1
Portfolio Total Return....................................................     2
PORTFOLIO MANAGER REVIEWS
Growth Portfolio..........................................................     4
Bond Portfolio............................................................     6
Money Market Portfolio....................................................     8
Asset Allocation Portfolio................................................    10
Mortgage Securities Portfolio.............................................    12
Index 500 Portfolio.......................................................    14
Capital Appreciation Portfolio............................................    16
International Stock Portfolio.............................................    18
Small Company Portfolio...................................................    20
Maturing Government Bond 1998 Portfolio...................................    22
Maturing Government Bond 2002 Portfolio...................................    22
Maturing Government Bond 2006 Portfolio...................................    22
Maturing Government Bond 2010 Portfolio...................................    22
Value Stock Portfolio.....................................................    26
Small Company Value Portfolio.............................................    28
Global Bond Portfolio.....................................................    30
Index 400 Mid-Cap Portfolio...............................................    32
Macro-Cap Value Portfolio.................................................    34
Micro-Cap Growth Portfolio................................................    36
Real Estate Securities Portfolio..........................................    38
INVESTMENTS IN SECURITIES
Growth Portfolio..........................................................    40
Bond Portfolio............................................................    42
Money Market Portfolio....................................................    45
Asset Allocation Portfolio................................................    47
Mortgage Securities Portfolio.............................................    51
Index 500 Portfolio.......................................................    55
Capital Appreciation Portfolio............................................    62
International Stock Portfolio.............................................    64
Small Company Portfolio...................................................    68
Maturing Government Bond 1998 Portfolio...................................    70
Maturing Government Bond 2002 Portfolio...................................    71
Maturing Government Bond 2006 Portfolio...................................    72
Maturing Government Bond 2010 Portfolio...................................    73
Value Stock Portfolio.....................................................    74
Small Company Value Portfolio.............................................    76
Global Bond Portfolio.....................................................    78
Index 400 Mid-Cap Portfolio...............................................    80
Macro-Cap Value Portfolio.................................................    86
Micro-Cap Growth Portfolio................................................    88
Real Estate Securities Portfolio..........................................    90
FINANCIAL STATEMENTS
Statements of Assets and Liabilities......................................    92
Statements of Operations..................................................    95
Statements of Changes in Net Assets.......................................    98
Notes to Financial Statements.............................................   104

HOW TO USE THIS REPORT

Some of our clients prefer a narrative account of their Advantus Series Fund investments while other clients prefer full financial statements. This report is designed to meet both preferences.

    For a narrative account of each Portfolio's performance, investment strategies and holdings by the Portfolio Manager, refer to the front section of the report. Comprehensive investment holdings, market values and financial reports begin on page 40.

    Performance charts graphically compare each Portfolio's performance with select investment indices and other benchmarks. This comparison provides you with more information about your investments.

    The charts are useful because they illustrate performance over the same time frame and over a long period. There are limitations, however. An index may reflect the performance of securities that the Portfolio may not hold. Also, the index does not deduct investment advisory fees and other fund expenses--whereas your Portfolio does. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

    This report is just one of several tools you can use to learn more about your investment(s) in the Advantus Series Fund. Your Ascend Sales
Representative, who understands your personal financial situation, can best explain the features of your investment and how they apply to your financial needs.

                             PORTFOLIO TOTAL RETURN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 Period from January 1, 1998 to
         June 30, 1998*
                                    Percentage of
                                       Return

Growth                                       19.4%
Bond                                          3.2%
Money Market                                  2.5%
Asset Allocation                             12.6%
Mortgage Securities                           3.7%
Index 500                                    17.3%
Capital Appreciation                         21.1%
International Stock                          11.8%
Small Company                                 9.4%
MGB 1998                                      3.2%
MGB 2002                                      3.9%
MGB 2006                                      5.4%
MGB 2010                                      6.7%
Value Stock                                   2.3%
Small Company Value                           4.2%
Global Bond                                   5.0%
Index 400 Mid-Cap                             8.1%
Macro-Cap Value                              12.7%
Micro-Cap Growth                              9.3%
Real Estate Securities                       -3.8%

    Historical results are not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

    * Performance is presented for the period from May 1, 1998 (portfolio inception) to June 30, 1998 for Real Estate Securities Portfolio.

LETTER FROM THE PRESIDENT

                                                  [PHOTO OF WILLIAM N. WESTHOFF]
Dear Shareholder:

In the first six months of 1998, the U.S. economy continued to expand at a robust pace, despite signs of slowing. The economic expansion is broad based which illustrates the overall strength of our economy. Asian demand for U.S. goods has been shrinking, as evidenced by the significant trade drag on U.S. output growth during the second quarter. The fallout from the Asian financial situation is underway, and the effects will intensify throughout the year. The result will be declining U.S. growth through the remainder of 1998. Keep in mind that the United States has the broadest, strongest economy in the world. Even though we anticipate our economic growth will slow, our country's economy will remain healthy.

From a global perspective, the Asian financial crisis continues to unfold and has had a dampening effect on interest rates and corporate earnings. Ironically this situation could have an overall positive impact on the U.S. stock market. Equities continue to benefit from the relatively low level of interest rates, with expansion capital available to companies at a low cost. Also, money continues to flow into the U.S. markets at record levels. A "flight to quality" has brought foreign investors to the shelter of the U.S stock market and to Treasury securities. Meanwhile, western European equities have shown good results, and we expect that Europe will continue to provide favorable long-term results. Investing in developing countries is still fraught with risk for both debt and equity securities investors.

In the bond market, the structural backdrop points to a falling trend in U.S. bond yields, but potential domestic inflationary pressures have temporarily stalled the decline. Recent events throughout Asia, and most recently in Japan, have served to bring forward the expected bond rally. The spread of financial market distress to much of the developing world has reduced the risk that the Federal Reserve Board will have to tighten monetary policy further in this cycle.

In the stock market, cash flows into the stock market have dominated valuations and pricing. The stock market has benefited from both the flight to quality (from abroad) and from the huge and continuing cash flows from the funding of retirement assets. Equity valuations are on the high side of almost any historical comparisons, with large cap (and consistent) growth stocks leading the valuation parade. A strong and steady bond market has propped up stock prices. This continues even within an environment of slightly slower growth expectations.

The broad array of portfolios within the Advantus Series Fund affords investors many choices. Investors, with the guidance of their financial representative, should review their portfolio to ensure that it is sufficiently diversified with a variety of fixed income and equity products, including some international exposure.

Thank you for investing with Advantus.

Sincerely,

           [WILLIAM N. WESTHOFF SIGNATURE]

William N. Westhoff
President
Advantus Series Fund, Inc.

Growth Portfolio

PERFORMANCE UPDATE
THOMAS GUNDERSON, CFA
PORTFOLIO MANAGER
[PHOTO OF TOM GUNDERSON]
The Growth Portfolio seeks the long-term accumulation of capital, with current income as a secondary objective. It invests primarily in common stocks and other equity securities.

PERFORMANCE

The Growth Portfolio generated a total return of 19.43 percent* for the six month period ended June 30, 1998. In comparison, the Russell 1000 Growth Index** returned 20.38 percent for the same period.

PERFORMANCE ANALYSIS

Superior stock selection allowed the Portfolio to produce performance that exceeded the majority of its peers over the past six months. Our emphasis on the analysis of individual company fundamentals allowed the Portfolio to produce the solid results. Stocks that were the biggest contributors to performance over this period were Lucent Technologies Incorporated (telecommunications equipment), Microsoft Corporation (software), Cisco Systems, Inc. (data networking) and Wal-Mart Stores (retailing). Like the overall market, our best performing stocks were also the largest companies as these stocks continued to produce strong earnings growth and continue to be favored by the market. In addition to these very large companies were several companies that have helped the Portfolio. Galileo International, Inc. (airline reservation systems) gained 63 percent during the first quarter, as this company continued to post consistent earnings growth. Tyco International, Ltd. (diversified capital goods) gained 40 percent, as they continued to make wise acquisitions that can allow the company to continue its excellent earnings growth. Stocks from the Consumer Cyclical sector such as Carnival Corporation (cruise products) and Tandy Corporation (consumer electronics) also contributed to performance. Carnival continues to post revenue and earnings that indicate solid fundamentals, while Tandy has sold off its non-core divisions and has some strategies in place at its Radio Shack stores that allowed the stock to be a strong performer.

    Like all time periods, not all of the stocks in the Portfolio met our expectations. ADC Communications reported weak fundamentals and was trimmed from the Portfolio. Also, Cendant Corporation was sold after its reported "accounting irregularities." These stocks along with Intel, Philip Morris Companies, Inc. and Sybron International Corporation were the laggards in the Portfolio over the past six months. We continue to analyze the fundamentals of these companies, along with all the companies in the Portfolio, to ensure that they have the sustainable growth characteristics that we are looking for to provide attractive long-term capital gains for the Portfolio. If we are not convinced these companies "have what it takes" to produce superior long-term earnings growth, they will be trimmed from the Portfolio and replaced with better prospects.

    Looking at the Portfolio from a more "macro" perspective, the best sectors were the Capital Goods sector (led by Tyco) and Consumer Cyclicals (led by Carnival), followed closely by Technology and Health Care. This is in contrast to the Russell 1000 Growth Index** where the strongest performance came from the Technology sector, followed by the Health Care sector.

    The trend where the very largest growth companies continue to significantly outperform the rest of the market continues. Measured by the 20 largest stocks in the 600 plus stock Russell 1000 Growth Index,** these very large stocks gained about 32 percent for the six month period while the remaining stocks in the index gained about 9 percent. In other words, excluding these "top 20" companies the Russell 1000 Growth Index** would have shown a 9 percent return versus the 20.4 percent return for the entire Russell 1000 Growth Index.** This is what one would call a "narrow market" as the majority of the returns are coming from a short list of companies. Our Portfolio has had meaningful representation, yet less than the index, in these stocks which allowed the Portfolio to participate in the strong market performance during the first six months of 1998.

OUTLOOK

Earnings growth is likely to be more difficult to produce if the Asian economic problems have a slowing effect on the U.S. companies. As a result, the market will likely place a higher valuation premium on the companies that can sustain a continuation of superior earnings growth. Using our ONE-STOCK-AT-A-TIME fundamental analytical approach we will continue to search the market for these potential companies that look to produce stronger earnings growth.

TEN LARGEST STOCK HOLDINGS

                                                                MARKET     % OF STOCK
COMPANY                                             SHARES      VALUE      PORTFOLIO
--------------------------------------------------  -------  ------------  ----------
General Electric Company..........................  255,800  $ 23,277,800     5.8%
Tyco International, Ltd...........................  245,442    15,462,846     3.9%
Coca-Cola Company.................................  179,500    15,347,250     3.8%
Omnicom Group.....................................  236,700    11,805,412     3.0%
Bristol-Myers Squibb Company......................   98,900    11,367,319     2.8%
Microsoft Corporation.............................   96,900    10,501,538     2.6%
Procter & Gamble Company..........................  114,000    10,381,125     2.6%
Cisco Systems, Inc................................  102,000     9,390,375     2.3%
Carnival Corporation..............................  228,400     9,050,350     2.3%
Intel.............................................  120,800     8,954,300     2.2%
                                                             ------------  ----------
                                                             $125,538,315    31.3%
                                                             ------------  ----------
                                                             ------------  ----------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Goods                11.0%
Communication Services        1.3%
Consumer Cyclical            15.8%
Consumer Staples             16.8%
Energy                        1.3%
Financial                    10.0%
Health Care                  18.6%
Technology                   20.3%
Transportation                1.5%
Utilities                     1.0%
Cash and Other
Assets/Liabilities            2.4%

COMPARISON OF CHANGE IN INVESTMENT VALUE*

      A HYPOTHETICAL $10,000 INVESTMENT IN GROWTH PORTFOLIO,
      RUSSELL 1000 INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average annual total
      return:

One year                     35.8%
Five years                   19.3%
Ten years                    16.1%
(Thousands)
                            Growth             Russell 1000 Growth
                         Portfolio        CPI                Index
6/30/88                   $ 10,000   $ 10,000             $ 10,000
12/31/88                  $ 10,220   $ 10,229             $ 10,244
12/31/89                  $ 12,879   $ 10,694             $ 13,924
12/31/90                  $ 12,905   $ 11,355             $ 13,888
12/31/91                  $ 17,301   $ 11,693             $ 19,604
12/31/92                  $ 18,135   $ 12,041             $ 20,585
12/31/93                  $ 18,985   $ 12,371             $ 21,178
12/31/94                  $ 19,138   $ 12,718             $ 22,955
12/31/95                  $ 23,784   $ 13,040             $ 31,493
12/31/96                  $ 27,864   $ 13,471             $ 38,775
12/31/97                  $ 37,174   $ 13,709             $ 50,592
6/30/98                    $44,395    $13,802              $60,902

    On the chart above you can see how the Growth Portfolio's total return compared to the Russell 1000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on June 30, 1988 through June 30, 1998.
----------------------
 *Historical performance is not an indication of future performance.
  Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Russell 1000 Growth Index contains stock from the Russell 1000 with a greater than average growth orientation. The Russell 1000 are the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.

Bond Portfolio

PERFORMANCE UPDATE
WAYNE SCHMIDT, CFA
PORTFOLIO MANAGER
[PHOTO OF WAYNE SCHMIDT]
The Bond Portfolio seeks as high a level of long-term total return as is consistent with prudent investment risk. Preservation of capital is a secondary objective. The Bond Portfolio invests in long-term, fixed income, high quality debt instruments.

PERFORMANCE

For the six month period ended June 30, 1998, the Bond Portfolio returned 3.23 percent.* The Portfolio's benchmark, the Lehman Brothers Government Corporate Bond Index,** returned 4.17 percent for the same period.

PERFORMANCE ANALYSIS

Interest rates continued their moderate decline in the first half of 1998 as concern for strong U.S. economic growth was offset by low inflation, slow global economic growth and political instability in many countries. The yield curve flattened as rates on 30-year bonds declined 30 basis points to yield 5.63 percent while 2-year notes declined only 17 basis points to yield 5.48 percent.

    The U.S. bond market is comprised of three main sectors: U.S. Government securities, corporate bonds, and mortgage-backed securities. During the past seven years, corporate bonds have been the best performing sector for many of the same reasons that the equity market has performed so well. Strong corporate earnings and cash flows, positive mergers and acquisitions financed with equity swaps, an eight-year business expansion and improving credit fundamentals. During this run, corporate bonds have endured three setbacks. The first was in the first quarter of 1994 when the Federal Reserve began raising interest rates and investors feared an economic slowdown. The second was in the fourth quarter of 1997 when the first round of the Asian crisis resulted in wider corporate spreads. The most recent was in the second quarter of 1998 as the second round of Asian problems coupled with foreign currency devaluations, political uncertainty, and a huge supply of corporate bonds pushed spreads to their widest levels since 1992.

    Long-term U.S. Treasury Bonds were the best performing sector in the first half of 1998. They benefited from the flattening of yield curve and a flight to quality by bond investors. As bond investors became worried about global uncertainties, their appetite for U.S. Treasury securities increased. This demand, along with a smaller supply of U.S. Treasury securities drove U.S. Treasury bond prices higher.

    The performance of the Portfolio was negatively affected by the overweight position to the corporate bond sector. Our view is that the setback to corporate bonds is a temporary phenomenon, not a new trend. Merger and acquisition activity continues to be positive for bondholders, earnings and cashflows remain strong, and demand for yield product continue to increase. Corporate bonds still have the best long-term track record and we will continue to find and hold the best relative values in this sector.

OUTLOOK

Interest rates will likely continue to be range bound and eventually grind lower as the year progresses. Economic growth will likely begin to slow and inflation will remain low as the Asian crisis, Japan and the strong dollar begin to negatively affect our economy. The Federal Reserve will need to see signs of slower growth and higher unemployment before they are willing to reduce short-term interest rates. This could happen by early 1999, paving the way for lower bond yields. This is positive for fixed income investors. In the Portfolio, we will continue to own enough duration and take advantage of the opportunities offered in the U.S. bond market.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Government
Agencies                     10.6%
AAA Rated                    10.1%
AA Rated                      1.5%
A Rated                      19.3%
BBB Rated                    17.5%
BB Rated                      4.1%
Preferred Stock               6.5%
Cash and Other
Assets/Liabilities            6.3%
U.S. Treasury                24.1%

TEN LARGEST BOND HOLDINGS

                                                                 MARKET       % OF BOND
COMPANY                                                          VALUE        PORTFOLIO
------------------------------------------------------------  ------------   -----------
U.S. Treasury Note--6.38%, 09/30/01.........................  $ 23,571,844         16.9%
U.S. Treasury Note--6.13%, 11/15/27.........................     9,697,645          7.0%
PNC Bank Corporation--6.73%, 01/25/07.......................     5,757,477          4.1%
Lehman Brothers, Inc.--6.63%, 02/15/08......................     5,560,753          4.0%
TCI Communications Incorporated--8.25%, 01/15/03............     5,408,150          3.9%
Morgan Stanley Dean Witter--6.88%, 03/01/07.................     5,187,600          3.7%
General Electric Capital Corporation--6.66%, 05/01/18.......     5,084,316          3.7%
GTE Corporation--6.94%, 04/15/28............................     5,056,750          3.6%
Cable and Wireless Communication--6.63%, 03/06/05...........     5,040,050          3.6%
Time Warner Incorporated 144A Issue--6.95%, 01/15/28........     5,025,550          3.6%
                                                              ------------   -----------
                                                              $ 75,390,135         54.1%
                                                              ------------   -----------
                                                              ------------   -----------

COMPARISON OF CHANGE IN INVESTMENT VALUE*

      A HYPOTHETICAL $10,000 INVESTMENT IN BOND PORTFOLIO,
      LEHMAN BROTHERS GOVERNMENT CORPORATE BOND INDEX
      AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average annual total
      return:

One year                   9.2%
Five years                 6.4%
Ten years                  8.5%
(Thousands)
                                  Lehman Brothers
                           Bond        Government
                                   Corporate Bond
                      Portfolio             Index        CPI
6/30/88                $ 10,000          $ 10,000   $ 10,000
12/31/88               $ 10,216          $ 10,285   $ 10,229
12/31/89               $ 11,508          $ 11,749   $ 10,694
12/31/90               $ 12,339          $ 12,723   $ 11,355
12/31/91               $ 14,512          $ 14,774   $ 11,693
12/31/92               $ 15,479          $ 15,897   $ 12,041
12/31/93               $ 17,066          $ 17,690   $ 12,371
12/31/94               $ 16,289          $ 17,073   $ 12,718
12/31/95               $ 19,506          $ 20,055   $ 13,040
12/31/96               $ 20,084          $ 20,636   $ 13,471
12/31/97               $ 21,977          $ 22,650   $ 13,709
6/30/98                 $22,688           $23,594    $13,802

    On the chart above you can see how the Bond Portfolio's total return compared to the Lehman Brothers Government Corporate Bond Index
and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on June 30, 1988 through June 30, 1998.
------------
 *Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Lehman Brothers Government Corporate Bond Index is an unmanaged benchmark composite of the Lehman Brothers Government Bond Index which includes all publicly issued debt of the U.S. Government and Agencies and The Lehman Brothers Corporate Bond Index which includes all publicly issued fixed rate, nonconvertible domestic corporate debt.

Money Market Portfolio

PERFORMANCE UPDATE
WAYNE SCHMIDT, CFA
PORTFOLIO MANAGER
[PHOTO OF WAYNE SCHMIDT]
The Money Market Portfolio seeks maximum current income to the extent consistent with liquidity and the preservation of capital. It invests in short-term money market instruments and other debt securities that mature within 397 days. INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

PERFORMANCE

The Money Market Portfolio's total return for the six month period ended June 30, 1998 was 2.48 percent.* The three-month U.S. Treasury Bill returned 2.68 percent for the same period.

PERFORMANCE ANALYSIS

The yield on the three-month U.S. Treasury declined 25 basis points to yield
5.09 percent. Short-term interest rates continue to be remarkably stable as the Federal Reserve continues to target the Fed Funds rate at 5.50 percent. The Federal Reserve's last change to monetary policy was twelve meetings ago in March 1997, when they raised the Federal Funds target by 25 basis points to 5.50 percent. Many investors began to anticipate that the Federal Reserve would soon raise short-term interest rates to combat the U.S. economic strength and the growing concern over wage inflation. The Federal Reserve confirmed everyone's fears when the minutes from their March meeting were released to find that they had adopted a bias to raising interest rates. Looking entirely at the domestic factors, one could conclude that the Federal Reserve would have the latitude to raise interest rates. However, given the global economic situation, a Federal Reserve move would worsen an already difficult situation.

    Our emphasis in the Portfolio continues to be on the highest quality commercial paper. This sector accounts for 87.2 percent of the portfolio holdings. Large U.S. corporations continue to report excellent earnings and their credit quality trends remain positive. We like this sector because of its yield advantage, low risk and excellent liquidity. The average days to maturity of the Portfolio was extended from 53 days to 66 days to reflect our outlook for lower short-term interest rates ahead. The average money market fund portfolio is running 58 days to maturity.

OUTLOOK

In the Portfolio, we will continue to purchase commercial paper from the highest rated U.S. corporations. These investment vehicles provide money market investors with safety, liquidity and an attractive yield. With short-term interest rates hovering around five percent and inflation running at 1.5 percent, a 3.5 percent real return is attractive by historical standards. The future direction of short-term interest rates will be determined by Federal Reserve policy, inflation, economic growth rates, and currency exchange rates. The Federal Reserve will carefully monitor these activities and refrain from raising interest rates. Looking ahead to 1999, the discussion of Fed policy may shift to lowering interest rates as the U.S. economy begins to show signs of slower growth with very moderate inflation. We will also continue to keep our average days to maturity at or above the industry average.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 Average Days to
     Maturity
                     Number of
                        Days

1/7/98                        42
1/14/98                       41
1/21/98                       41
1/28/98                       46
2/4/98                        45
2/11/98                       49
2/18/98                       47
2/25/98                       47
3/4/98                        48
3/11/98                       51
3/18/98                       50
3/25/98                       52
4/1/98                        53
4/8/98                        46
4/15/98                       45
4/22/98                       38
4/29/98                       37
5/6/98                        51
5/13/98                       50
5/20/98                       57
5/27/98                       51
6/3/98                        50
6/10/98                       49
6/17/98                       57
6/24/98                       51
6/30/98                       66

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 Seven-Day Compound
       Yield*
                       Percentage

1/7/98                     5.69%
1/14/98                    4.70%
1/21/98                    5.12%
1/28/98                    5.65%
2/4/98                     4.81%
2/11/98                    5.06%
2/18/98                    5.03%
2/25/98                    5.07%
3/4/98                     5.15%
3/11/98                    5.09%
3/18/98                    4.95%
3/25/98                    5.08%
4/1/98                     4.81%
4/8/98                     5.58%
4/15/98                    5.96%
4/22/98                    4.49%
4/29/98                    4.42%
5/6/98                     5.09%
5/13/98                    5.10%
5/20/98                    5.13%
5/27/98                    5.01%
6/3/98                     5.17%
6/10/98                    5.02%
6/17/98                    4.94%
6/24/98                    4.83%
6/30/98                    4.64%

    The seven-day compound yield is computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period, dividing that change by seven, adding one to the quotient, raising the sum to the 365th power and subtracting one from the result.

------------
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Asset Allocation Portfolio

PERFORMANCE UPDATE
THOMAS GUNDERSON, CFA
PORTFOLIO MANAGER
[PHOTO OF TOM GUNDERSON]
The Asset Allocation Portfolio seeks as high a level of long-term total rate of return as is consistent with prudent investment risk. It invests in common stocks and other equity securities, bonds and money market instruments. The mix of investments is varied by the portfolio's management as economic conditions indicate.

PERFORMANCE

The Asset Allocation Portfolio generated a total return of 12.61 percent* for the six month period ended June 30, 1998. The Portfolio's benchmark, a blend comprised of 60 percent Russell 1000 Growth Index** and 40 percent Lehman Brothers Aggregate Bond Index+ returned 13.96 percent for the same period.

PERFORMANCE ANALYSIS

The financial markets were driven by the stock market during the first half of 1998. Robust corporate profits along with stable to lower interest rates, low inflation, and continued healthy money flows into the market allowed the stock market, as measured by the S&P 500,++ to gain 17.6 percent for the six month period ended June 30, 1998. The fixed income markets (bonds, mortgages) and cash (money market) posted low single digit returns for the period. Once again, the place to be was in stocks.

    Early in January stocks were purchased to increase the Portfolio's holdings from 55 percent of the Portfolio to 60 percent as stocks had lagged the rally in the bond market. Later in April, following another short-term stock market correction, we again purchased 5 percent more in stocks and concurrently sold 5 percent from bonds. The current asset allocation is 69 percent stocks, 28 percent bonds, 3 percent cash.

    Superior stock selection allowed the Portfolio to produce performance that exceeded the majority of its peers over the past six months. Our emphasis on the analysis of individual company fundamentals allowed the Portfolio to produce the solid results. Stocks that were the biggest contributors to performance over this period were Lucent Technologies Incorporated (telecommunications equipment), Microsoft Corporation (software), Cisco Systems, Inc. (data networking) and Wal-Mart Stores (retailing). Like the overall market, our best performing stocks were also the largest companies, as these stocks continue to produce strong earnings growth and continue to be favored by the market. In addition to these very large companies, were several companies that have helped the Portfolio. Galileo International, Inc. (airline reservation systems) gained 63 percent during the first half of 1998, as this company continued to post consistent earnings growth. Tyco International, Ltd. (diversified capital goods) gained 40 percent as they continued to make wise acquisitions that may position that company to continue its excellent earnings growth. Stocks from the Consumer Cyclical sector such as Carnival Corporation (cruise products) and Tandy Corporation (consumer electronics) also contributed to performance. Carnival continues to post revenue and earnings that indicate solid fundamentals, while Tandy has sold off its non-core divisions and has some strategies in place at its Radio Shack stores that allowed the stock to be a strong performer.

    Over the past six months we purchased some REIT's (Real Estate Investment Trusts) into the Portfolio. Valuation levels on the REIT's became more attractive as they lagged the stock market rally. Additionally, they produce an attractive current yield.

    The bonds in the Portfolio continue to give an attractive current yield and provide diversification and stability to the Portfolio. Over the past six months interest rates continued their longer-term trend lower, instigating our lowering of the bond weighting in the account to 30 percent from 35 percent at the start of the year. As interest rates move lower, bonds are generally less attractive compared to stocks within our approach to managing the portfolio.

OUTLOOK

Over the next six months the market will be focused on corporate profits and the impact Asian economic problems will have on the U.S. companies. Another focus of the markets will be to more closely monitor wages, and the possible increases that they may have on inflation. To date these issues have not been a problem, but that does not mean there will not be concerns that the market needs to deal with in the future.

    As always, we will continue to monitor the financial markets and seek to position the Portfolio to meaningfully participate during market advances, while protecting your capital during periods of market decline.

FIVE LARGEST COMMON STOCK HOLDINGS

                                                                                            % OF
                                                                                           COMMON
                                                                            MARKET         STOCK
COMPANY                                                        SHARES        VALUE       PORTFOLIO
------------------------------------------------------------  --------   -------------   ----------
General Electric Company....................................   223,152   $  20,306,832         5.2%
Coca-Cola Company...........................................   156,400      13,372,200         3.5%
Tyco International Ltd......................................   206,198      12,990,474         3.4%
Omnicom Group...............................................   219,508      10,947,961         2.8%
Bristol-Myers Squibb Company................................    88,000      10,114,500         2.6%
                                                                         -------------   ----------
                                                                         $  67,731,967        17.5%
                                                                         -------------   ----------
                                                                         -------------   ----------

BOND PORTFOLIO CHARACTERISTICS--QUALITY BREAKDOWN

                                                              % OF BOND
RATING                                                        PORTFOLIO
------------------------------------------------------------  ----------
U.S. Treasury...............................................       21.6%
U.S. Government Agencies....................................       11.9%
AAA rated...................................................       12.6%
AA rated....................................................        3.7%
A rated.....................................................       21.9%
BBB rated...................................................       22.1%
BB rated....................................................        6.2%
                                                              ----------
                                                                  100.0%
                                                              ----------
                                                              ----------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Bonds                        27.8%
Common Stocks                66.8%
Preferred Stocks              2.1%
Cash and Other
Assets/Liabilities            3.3%

COMPARISON OF CHANGE IN INVESTMENT VALUE*

      A HYPOTHETICAL $10,000 INVESTMENT IN ASSET ALLOCATION PORTFOLIO, A BLENDED INDEX OF 60 PERCENT RUSSELL 1000 GROWTH INDEX AND 40 PERCENT LEHMAN BROTHERS AGGREGATE BOND INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average annual total
      return:

One year                  22.1%
Five year                 13.8%
Ten year                  13.3%
(Thousands)
                          Asset
                      Allocation
                                                Blended
                      Portfolio        CPI        Index
6/30/88                 $10,000    $10,000      $10,000
12/31/88                $10,214    $10,229      $10,260
12/31/89                $12,276    $10,694      $13,047
12/31/90                $12,718    $11,355      $13,524
12/31/91                $16,391    $11,693      $17,704
12/31/92                $17,583    $12,041      $18,772
12/31/93                $18,719    $12,371      $19,841
12/31/94                $18,458    $12,718      $19,933
12/31/95                $23,074    $13,040      $25,806
12/31/96                $25,959    $13,471      $29,669
12/31/97                $30,888    $13,709      $36,217
6/30/98                 $34,784    $13,802      $41,273

    On the chart above you can see the Asset Allocation Portfolio's total return compared to a blended index of 60 percent Russell 1000 Growth Index and 40 percent Lehman Brothers Aggregate Bond Index and the Consumer Price Index. The three lines represent the cumulative total return of a hypothetical $10,000 investment made on June 30, 1988 through June 30, 1998.
----------------------
 *Historical performance is not an indication of future performance.
  Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Russell 1000 Growth Index contains stock from the Russell 1000 with a greater than average growth orientation. The Russell 1000 are the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.
 +The Lehman Brothers Aggregate Bond is comprised of the Lehman
  Brothers Government/Corporate Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index.
++The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

Mortgage Securities Portfolio

PERFORMANCE UPDATE
KENT WEBER, CFA
PORTFOLIO MANAGER
[PHOTO OF KENT WEBER]
The Mortgage Securities Portfolio seeks a high level of current income consistent with prudent investment risk. The Mortgage Securities Portfolio will invest primarily in mortgage-related securities.

PERFORMANCE

The performance for the Mortgage Securities Portfolio for the six month period ended June 30, 1998 was 3.67 percent.* The Portfolio's benchmark index, the Lehman Brothers Mortgage-Backed Securities Index** returned 3.38 for the same period.

PERFORMANCE ANALYSIS

Broadly speaking, the mortgage market put in another period of solid performance by slightly outperforming duration-matched Treasuries, on average, over the past six months. A relatively benign interest rate environment steadily improved credit and demand fundamentals and helped to propel the mortgage market forward. Never the less, with interest rates moving lower throughout the reporting period, the mortgage market has seen a steady increase in prepayment activity. As a result of these conditions, the duration of the mortgage market shortened from 3.2 years to 2.4 years, and thus maintains the mortgage market as one of the highest yielding asset classes available to fixed income investors today.

    The Portfolio's duration was held approximately 7 percent longer than the index throughout the reporting period. This benefited the Portfolio as interest rates fell by about .35 percent, thus adding some price appreciation on top of healthy income. Income-oriented investors can be assured that this Portfolio is broadly diversified among the various sectors of the mortgage market (residential, commercial, pass-throughs, collateralized mortgage obligations, etc.) and holds securities that are among the highest credit and cash flow quality. High quality is evidenced by the Portfolio's overall rating of AA, as well as the fact that the Portfolio is structured to carry less prepayment risk than the index.

    We are always sensitive to prepayment concerns because in this asset class, prepayment risk is a fact of life. By adhering to our consistent and disciplined approach, we found it necessary to make only certain adjustments to the Portfolio during this reporting period. The adjustments that we made were small and incremental over the reporting period to reflect changing fundamentals, which validated that the Portfolio was well positioned going into this lower-rate environment. As interest rates drifted, the following strategies were put in place:
    - Reduced exposure to mortgages with high loan rates.
    - Continued development of broad diversification, which reduces our exposure to any one sector.
    - Continued emphasis on securities that are prepayment challenged or carry restricted rights to prepay.
    - Purchased securities consisting of mortgage loans with low balances (below $65,000) made to first time homeowners at below market interest rates.
    - Increased asset allocation of commercial mortgage-backed securities.
    - Swapped credit risk for prepayment risk.
    - Increased holdings in non-agency investment grade securities. (Investment grade securities are those securities rated BBB and above).

    The Asian economic situation has elicited some secondary effects in the mortgage market. A "flight to quality" has investors seeking shelter in Treasury securities at the expense of both higher yielding mortgage-backed securities and corporate bonds. This "flight" has put downward pressure on domestic and global interest rates, which has led to an increase in the general level of refinancing activity. Only a handful of securities have borne the brunt of this prepayment wave (For example, short maturity securities such as adjustable rate, balloon, and high coupon mortgages, in which we remain underweighted.).

OUTLOOK

We believe the Portfolio is well situated. It is broadly diversified, utilizing numerous sectors of the mortgage market to add value. We continue to favor high quality securities from both a credit and cash flow perspective. We think some predictability is comforting.

    There may be opportunity for some price appreciation on top of coupon income, which could lead to mid to high single digit returns for 1998. We anticipate that the overall market will likely experience consistent growth and some mild inflation, which sets the stage for a fixed-income friendly year.

    The combination of strong growth, paired with volatile global conditions placed the Federal Reserve Board on hold for the near term. Meanwhile, inflation is extremely docile and shows little evidence of rearing its head. It is inflation, not growth, which drives interest rates. Therefore, with inflation averaging around 2 percent and growth oscillating between 1 and 4 percent, we look for rates to ultimately stabilize and perhaps even move moderately lower by the end of the year. The current environment remains bond-friendly.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA Rated                           19.5%
U.S. Government and Agencies
Obligations                         30.0%
AA Rated                            13.1%
A Rated                             20.6%
BBB Rated                           11.8%
Preferred Stock                      1.9%
Cash and Other
Assets/Liabilities                   3.1%

HIGH QUALITY ASSETS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Public Issues                57.8%
Private Placements            6.5%
Private 144A Issue           30.7%
Preferred Stock               1.9%
Cash and Other
Assets/Liabilities            3.1%

SOLID LIQUIDITY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FHLMC MBS                     3.0%
FNMA MBS                      6.3%
GNMA MBS                     16.5%
Vendee MBS                    4.2%
Asset Backed Securities       2.6%
CMOs/MRBs                    15.2%
Whole Loan MBS               37.4%
Commercial MBS                8.6%
Corporate/Agency Bonds        0.9%
Preferred Stock               1.9%
Cash and Other
Assets/Liabilities            3.4%

PRUDENT SECTOR DIVERSIFICATION

COMPARISON OF CHANGE IN INVESTMENT VALUE*

      A HYPOTHETICAL $10,000 INVESTMENT IN MORTGAGE SECURITIES PORTFOLIO, LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX
      AND CONSUMER PRICE INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average annual total
      return:

One year                   8.8%
Five year                  6.8%
Ten year                   9.0%
                                        Lehman
                                      Brothers
                       Mortgage  Mortgage-Backed
                      Securities    Securities
                      Portfolio          Index        CPI
6/30/88                 $10,000        $10,000    $10,000
12/31/88                $10,337        $10,256    $10,229
12/31/89                $11,733        $11,828    $10,694
12/31/90                $12,839        $13,098    $11,355
12/31/91                $14,928        $15,155    $11,693
12/31/92                $15,878        $16,209    $12,041
12/31/93                $17,347        $17,288    $12,371
12/31/94                $16,762        $17,008    $12,718
12/31/95                $19,780        $19,865    $13,040
12/31/96                $20,820        $20,900    $13,471
12/31/97                $22,723        $22,884    $13,709
6/30/98                 $23,557        $23,657    $13,802

    On the chart above you can see the Mortgage Securities Portfolio's total return compared to the Lehman Brothers Mortgage-Backed
Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on June 30, 1988 through June 30, 1998.
------------
 *Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged benchmark composite which includes all fixed-rated securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).

Index 500 Portfolio

PERFORMANCE UPDATE
TERI BRANDT
PORTFOLIO MANAGER
[PHOTO OF TERRI BRANDT]
The Index 500+ Portfolio seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard and Poor's Corporation 500 Composite Stock Index (S&P 500).+ It is designed to provide an economical and convenient means of maintaining a broad position in the equity market as part of an overall investment strategy.

PERFORMANCE

The Index 500 Portfolio generated a total return of 17.25 percent* for the six month period ended June 30, 1998. This compares to the S&P 500 Index,** which earned 17.68 percent for the same period.

PERFORMANCE ANALYSIS

A handful of sectors played a key role in the Portfolio's performance during the reporting period. Technology turned in solid performance for the first half of 1998, outperforming the market. Owing mainly to the increases in the computer software and computer services industry and the computer networking industry. Health Care, Financial and Consumer Cyclicals also posted gains to the Portfolio.

    Transportation and Utilities sectors had the smallest contribution to the Portfolio in this reporting period. The worst performer was the Energy sector, hurt by a decline in utilities and a plunge in oil prices to nine-year lows. So far this year, the largest and smallest stocks have shown the strongest performance. The middle of the market has lagged in comparison.

OUTLOOK

The positive story for large-cap stocks will likely continue. The larger the better, in that the largest companies in the S&P 500** have shown the best performance for year-to-date returns, while the middle and bottom companies continue to turn in lower gains during the same period.

    Hopes for small but steady gains to come in corporate earnings without serious inflation should help to push stocks further. The Technology sector was the largest mover to the Portfolio's return year-to-date. The big question now is how the technology stocks will do amid continued worries about weak Asian demand.

TEN LARGEST STOCK HOLDINGS

                                                                           MARKET      % OF STOCK
COMPANY                                                       SHARES       VALUE        PORTFOLIO
------------------------------------------------------------  -------   ------------   -----------
General Electric Company....................................  178,500   $ 16,243,500          3.3%
Microsoft Corporation.......................................  132,800     14,392,200          2.9%
Coca-Cola Company...........................................  134,900     11,533,950          2.4%
Exxon Corporation...........................................  134,500      9,591,531          2.0%
Merck & Co., Inc............................................   65,400      8,747,250          1.8%
Pfizer, Inc.................................................   70,500      7,662,469          1.6%
Wal-Mart Stores.............................................  122,500      7,441,875          1.5%
Procter & Gamble Company....................................   73,168      6,662,861          1.4%
Intel.......................................................   89,200      6,611,950          1.3%
Royal Dutch Petroleum.......................................  116,900      6,407,581          1.3%
                                                                        ------------   -----------
                                                                        $ 95,295,167         19.5%
                                                                        ------------   -----------
                                                                        ------------   -----------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Basic Materials               4.1%
Capital Goods                 7.9%
Communication Services        6.8%
Consumer Cyclical            10.2%
Consumer Staples             14.1%
Energy                        7.1%
Financial                    17.8%
Health Care                  11.3%
Technology                   13.1%
Transportation                1.0%
Utilities                     3.3%
Cash and Other
Assets/Liabilities            3.3%

COMPARISON OF CHANGE IN INVESTMENT VALUE*

      A HYPOTHETICAL $10,000 INVESTMENT IN INDEX 500 PORTFOLIO,
      S&P 500 INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average annual total
      return:

One year                       29.2%
Five year                      22.3%
Ten year                       17.9%
                           Index 500       S&P 500
                           Portfolio         Index        CPI
6/30/88                      $10,000       $10,000    $10,000
12/31/88                     $10,301       $11,657    $10,229
12/31/89                     $13,459       $15,346    $10,694
12/31/90                     $12,931       $14,864    $11,355
12/31/91                     $16,777       $19,390    $11,693
12/31/92                     $18,016       $20,867    $12,041
12/31/93                     $19,774       $22,973    $12,371
12/31/94                     $20,007       $23,259    $12,718
12/31/95                     $27,377       $31,962    $13,040
12/31/96                     $33,302       $38,009    $13,471
12/31/97                     $44,079       $50,245    $13,709
6/30/98                      $51,681       $59,129    $13,802

    On the chart above you can see how the Index 500 Portfolio's total return compared to the S&P 500 Index (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on June 30, 1988 through June 30, 1998.
----------------------
 +"Standard & Poor's-Registered Trademark-",
  "S&P-Registered Trademark-", "S&P 500-Registered Trademark-", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc.--Index 500 Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.
 *Historical results are not an indication of future performance.
  Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

Capital Appreciation Portfolio

PERFORMANCE UPDATE
CLARK WINSLOW, CFA
WINSLOW CAPITAL
MANAGEMENT
[PHOTO OF CLARK WINSLOW]
The Capital Appreciation Portfolio seeks growth of capital. Investments will be made based upon their potential for capital appreciation. While Advantus Capital Management, Inc. acts as investment adviser for the portfolio, Winslow Capital Management, Inc. provides investment advice to the Capital Appreciation Portfolio under a subadvisory agreement.

PERFORMANCE

Total return for the Capital Appreciation Portfolio was 21.06 percent* for the six month period ended June 30, 1998. This compares favorably with the return of the Portfolio's benchmark. The Russell 1000 Growth Index** increased 20.38 percent, while the S&P 500 Index+ appreciated 17.68 percent for the same period.

PERFORMANCE ANALYSIS

The trend of the largest market capitalization companies outperforming the broad market continued to affect the market for the first six months of 1998. Only 37 stocks in the Russell 1000 Growth Index** have a market capitalization greater than $46 billion and comprise 57 percent of the Index's** value. These mega cap stocks returned in excess of 26 percent through June 30, 1998 and outperformed all other market capitalization sectors by more than 10 percent.

    The investment philosophy implemented by Winslow Capital Management in the Portfolio is based on the belief that investing in companies with strong future earnings growth potential will provide higher potential results over the long term. Through fundamental research of these companies we identify stocks that are attractively valued relative to their estimated future earnings growth. Mixing several medium capitalization stocks with large cap growth issues enhances the philosophy. This means that we generally will be underweighted in the very largest, slower growing companies that have performed strongly in the recent past.

    The Portfolio's overweighted positions in technology, healthcare and specialty retailing companies were additive to results in the first six months of 1998. The best performing holdings in the Technology sector for the six months were Cisco Systems, Inc. and Microsoft Corporation with price moves of 65 percent.* The Portfolio's average technology stock appreciated 31 percent* for the first two quarters. The Portfolio's healthcare investments on average moved up 40 percent,* with Warner-Lambert Company's 68 percent* move leading the way. In addition, the specialty retailers owned in the Portfolio advanced 35 percent,* with Tommy Hilfiger Corporation up over 75 percent.* During the same time period the Finance and Energy sectors detracted from the overall return. In the Financial Service sector, the average holding appreciated 7 percent.* We are slightly overweighted in the Energy sector and our companies declined 14 percent,* but it is a small part of the Portfolio and the long-term outlook is favorable.

OUTLOOK

Winslow Capital follows a fundamental "bottom up" investment process that leads us to companies with above-average future earnings growth potential. Above-average growth potential is a necessity, but valuation of the stock is also important. These investment philosophy guidelines have led us to overweighted positions in the Consumer, Technology and Health Care sectors relative to our benchmark. We look for individual stocks in these sectors to report strong earnings and do not foresee the need to position the Portfolio differently for the upcoming quarters. In the most recent quarter, the average reported earnings gain for the companies in the Portfolio was 30 percent.*

    We continue to expect GDP growth of 2 percent for the remainder of 1998. Growth in Europe and the U.S., which represents 85 percent of S&P 500+ profits, will offset a weak Asia. The positive of the Asian impact is that it helps keep inflation low at approximately 1 percent and has eased fears of an increase in interest rates. In an environment of slowing corporate profits and stable interest rates, stock selection becomes increasingly important. Our optimism for the second half performance of the Portfolio, despite the prospect of a relatively flattish market, is based on an emphasis in sectors showing strong domestic growth such as retail, healthcare and technology. We think that over the next six months there will be many more earnings disappointments. Investment performance may be more dependent on avoiding the losers than identifying the winners.

TEN LARGEST STOCK HOLDINGS

                                                                           MARKET       % OF STOCK
COMPANY                                                       SHARES       VALUE        PORTFOLIO
------------------------------------------------------------  -------  --------------   ----------
Cisco Systems, Inc..........................................  165,150  $   15,204,122      4.2%
Home Depot, Inc.............................................  177,800      14,768,471      4.1%
Parametric Technology Corporation...........................  506,900      13,749,663      3.8%
Computer Associates International...........................  235,400      13,079,413      3.6%
Federal National Mortgage Association.......................  194,000      11,785,500      3.3%
Wal-Mart Stores.............................................  188,000      11,421,000      3.2%
Dollar General Corporation..................................  258,676      10,233,869      2.8%
HBO & Company...............................................  287,600      10,137,900      2.8%
USA Waste Services, Inc.....................................  202,700      10,008,312      2.8%
Warner-Lambert Company......................................  142,200       9,865,125      2.7%
                                                                       --------------    -----
                                                                       $  120,253,375     33.3%
                                                                       --------------    -----
                                                                       --------------    -----

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Basic Materials               2.0%
Capital Goods                 7.2%
Communication Services        4.8%
Consumer Cyclical            17.7%
Consumer Staples              3.6%
Energy                        3.4%
Financial                    11.6%
Health Care                  15.0%
Technology                   31.1%
Utilities                     2.2%
Cash and Other
Assets/Liabilities            1.4%

COMPARISON OF CHANGE IN INVESTMENT VALUE*

      A HYPOTHETICAL $10,000 INVESTMENT IN CAPITAL APPRECIATION PORTFOLIO, RUSSELL 1000 GROWTH INDEX AND CONSUMER PRICE INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Portfolio's average annual
       total return:

One year                          38.6%
Five year                         20.4%
Ten year                          17.6%
                                           Russell
                                Capital       1000
                             Appreciation    Growth
                              Portfolio      Index        CPI
6/30/88                         $10,000    $10,000    $10,000
12/31/88                         $9,923    $10,244    $10,229
12/31/89                        $13,713    $13,924    $10,694
12/31/90                        $13,432    $13,888    $11,355
12/31/91                        $19,045    $19,604    $11,693
12/31/92                        $20,006    $20,585    $12,041
12/31/93                        $22,094    $21,178    $12,371
12/31/94                        $22,591    $22,955    $12,718
12/31/95                        $27,737    $31,493    $13,040
12/31/96                        $32,622    $38,775    $13,471
12/31/97                        $41,841    $50,592    $13,709
6/30/98                         $50,652    $60,902    $13,802

    On the chart above you can see the Capital Appreciation
Portfolio's total return compared to the Russell 1000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on June 30, 1988 through
June 30, 1998.
------------
 *Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Russell 1000 Growth Index contains stock from the Russell 1000 with a greater than average growth orientation. The Russell 1000 are the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.
 +The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

International Stock Portfolio

PERFORMANCE UPDATE
GARY CLEMONS
TEMPLETON INVESTMENT
COUNSEL
[PHOTO OF GARY CLEMONS]
The International Stock Portfolio seeks long-term capital growth. The Portfolio will invest primarily in common stocks of companies and governments outside the United States. While Advantus Capital Management, Inc. acts as investment adviser for the portfolio, Templeton Investment Counsel, Inc. provides investment advice to the International Stock Portfolio under a subadvisory agreement.

PERFORMANCE

The Asian financial crisis and its effects on corporations across the world continued to dominate economic news during the second quarter of 1998, increasing volatility in financial markets around the world. Investors learned the negative implications of global corporate interdependence, as the events in Asia caused economists to predict a slowdown in global GDP growth for 1998. In this environment, the International Stock Portfolio increased 11.81 percent* for the six month period ended June 30, 1998, compared to the Morgan Stanley Capital EAFE Index** return of 16.08 percent for the same period.

PERFORMANCE ANALYSIS

The Portfolio continues to benefit from a high exposure to European equities, which represented approximately 65 percent of total assets during the period. Equity markets were strong across Europe, as the region prepares for European Economic and Monetary Union (EMU). The Portfolio's European financials fared especially well over the period, as interest rate convergence in preparation for the EMU led to lower rates in several nations. European financial equities were among the Portfolio's top performers during the period, including the Netherlands insurance companies, Aegon and International Nederlanden Group, which advanced 97 percent* and 57 percent,* respectively and one of our largest positions, French bank Banque Nationale De Paris ADR, appreciated 55 percent* during the period.

    The Latin American markets struggled during the first half of 1998, as they felt the residual effect of investor fear toward Asia. The Portfolio currently holds approximately 7 percent in Latin American equities. We view the recent downturn in Latin equities as a short-term phenomenon, and view it as an opportunity to find investment values throughout the region. Weakness in these markets has provided us with attractive investment opportunities. For example, we have taken advantage of recent price weakness to add Anonima Telephonos De Venezuela (CANTV) to the Portfolio. CANTV is the Venezuelan phone company, which is trading at an attractive current P/E of 9x and offers a 6 percent dividend yield potential (1). We continue to devote attention toward discovering further quality investments in the Latin American region.

OUTLOOK

Turning toward Asia, it appeared in the first half of 1998 that the region's financial crisis was far from over. Increased evidence of bad debts, foreign exchange exposure, and political turbulence sent Asian equity markets even lower. The Portfolio has approximately 7 percent of total assets invested in Asian equities, with the majority invested in Hong Kong. With many share prices having fallen over 75 percent in U.S. dollar, investment opportunities are becoming more prevalent. However, caution is warranted when investing in the region, hence our focus on companies with strong management, solid balance sheets and sound long-term fundamentals.

---------
(1)P/E and dividend yield based on ADR price of $27. The P/E Ratio is not necessarily indicative of future results or of how the portfolio itself is doing.

TEN LARGEST COMMON STOCK HOLDINGS

                                                                                      % OF COMMON
                                                                           MARKET        STOCK
COMPANY                                                        SHARES       VALUE      PORTFOLIO
------------------------------------------------------------  ---------  -----------  -----------
AXA-UAP.....................................................     87,427  $ 9,833,007      3.5%
Banque Nationale De Paris...................................    118,700    9,698,585      3.5%
Aegon.......................................................     96,208    8,376,613      3.0%
Philips Electronics.........................................     93,800    7,890,108      2.8%
Deutsche Bank...............................................     82,050    6,944,443      2.5%
Telefonica De Espana........................................    150,000    6,937,378      2.5%
Rhone-Poulenc...............................................    122,325    6,899,243      2.5%
Courtaulds PLC..............................................    785,200    5,840,818      2.1%
International Nederlanden Group.............................     84,687    5,548,875      2.0%
BTR PLC.....................................................  1,945,450    5,522,232      2.0%
                                                                         -----------    -----
                                                                         $73,491,302     26.4%
                                                                         -----------    -----
                                                                         -----------    -----

COMPARISON OF CHANGE IN INVESTMENT VALUE*

      A HYPOTHETICAL $10,000 INVESTMENT IN INTERNATIONAL STOCK PORTFOLIO, EAFE INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 Average annual
     return:

One year                10.2%
Five year               16.2%
Since inception
(May 1, 1992)           14.4%
                   International
                        Stock       EAFE
                    Portfolio      Index        CPI
5/01/92               $10,000    $10,000    $10,000
12/31/92               $9,319      8,156     10,143
12/31/93              $13,434     10,843     10,421
12/31/94              $13,391     11,722     10,713
12/31/95              $15,296     13,088     10,984
12/31/96              $18,324     13,916     11,347
12/31/97              $20,511     14,198     11,548
6/30/98               $22,934     16,481     11,626

    On the chart above you can see how the International Stock Portfolio's total return compared to the EAFE Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on inception date of the International Stock Portfolio (May 1, 1992) through June 30, 1998.
----------------------
 *Historical performance is not an indication of future performance.
  Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Morgan Stanley Capital EAFE Index is an unmanaged index of common stocks form European, Asian and Far Eastern markets.

Small Company Portfolio

PERFORMANCE UPDATE
JIM TATERA, CFA
CHIEF EQUITY PORTFOLIO
MANAGER
[PHOTO OF JIM TATERA]
The Small Company Portfolio seeks long-term accumulation of capital. It invests primarily in common stocks of small companies, defined in terms of either market capitalization or gross revenues that are less than $1.5 billion.
Typically, at least 65 percent of the portfolio will be invested in stocks of small companies. In addition, we will buy stocks of larger companies that we feel are growing significantly faster than the market overall.

PERFORMANCE

The Small Company Portfolio returned 9.43 percent* for the six month period ended June 30, 1998. The Portfolio's benchmark, the Russell 2000 Growth Index** returned 5.46 percent for the same period. The combination of faltering earnings and declining interest rates has furthered what was already a large-cap, growth oriented bias in the market. The dominance of the largest stocks in the first half of the year was so substantial that in only two other half-year periods since 1955 have small stocks done worse on a comparative basis.

PERFORMANCE ANALYSIS

Consumer Cyclical stocks, which include the retailers, and technology stocks were the big positive contributors to performance in the Russell 2000 Growth Index** during the first half of 1998, accounting for more than half of the index return. The Energy sector showed the weakest absolute return and despite its smaller weight in the index was the largest negative contributor to performance. Health Care and Producer Durables also showed negative returns for the period. The main culprit of these negative results was weaker than expected earnings and the absolute decline in oil prices.

    The Portfolio's strong relative performance was due, in part, to avoidance of earnings problems through our diligent analysis process. One area in particular, which performed well, was the Consumer Cyclical stocks. This sector is dominated by retailing companies like Pacific Sunwear of California (specialty retailer to young adults and teens), Borders Group Incorporated (superstore book retailer) and Tropical Sportswear International (men's apparel). All three have performed very well year-to-date. Tropical Sportswear International (TSIC) is typical of the companies we like to invest in. TSIC has created a value-added business by manufacturing and supplying private label garments for major retailers like Wal-Mart Stores, Dillards, Inc. and Federated Department Stores. Originally focused on men's basic casual pants, TSIC has expanded their product line. TSIC not only provides manufacturing and and sourcing abilities to its retailers, but TSIC also provides a level of service with unmatched delivery times and a comprehensive brand management program which helps the retailers minimize the investment in inventory while maximizing the in-stock supply of the garments. In other words TSIC has become an invaluable member of the retailers' teams and has built strong relationships that can be leveraged for future opportunities.

    United Rental, Inc. is another top performer for the Portfolio. United Rental, Inc. rents and sells industrial equipment, parts and services. It is the major consolidator in the industry with a proven management team that is growing their business into a national brand franchise.

    Laggards for the period were an eclectic group led by Premiere Technologies which fell in price as the company slowed its growth to consolidate its most recent acquisitions. Premiere has developed a very strong product offering to pursue the burgeoning telecommunications market; the consolidation of the acquisitions is simply taking longer than expected.

    Two other areas, specifically the semiconductor and oil service areas, which have been weak continue to show problems. Demand and pricing for semiconductors remained weak, as well. The energy area has been especially hard hit with the fall in oil prices. While we do have exposure to both areas, neither is a major emphasis in the Portfolio today. We continue to keep abreast of developments in companies in these areas with the anticipation of adding to our holdings when our analysis shows a positive turn in the fundamentals.

OUTLOOK

We have been cautiously optimistic through the first half of 1998. Our caution remains focused on the sustainability of company earnings and the potentially overly optimistic estimates by Wall Street analysts. While the U.S. economy continues to chug along, Europe has been strong and Asia weak. As it relates to most of the smaller growth companies in the Portfolio, the international markets and events have less direct revenue or earnings impact than they have on the large multinational companies. With that being said, the Asian problems are negatively influencing a multitude of industries and will likely have a trickle-down effect to the smallest companies. Thus our major concern today relates to earnings.

    Our approach focuses on those companies that exhibit superior revenue and earnings growth potential with above peer profitability and strong management vision. It is our belief that over time these issues will display higher positive earnings surprise through accelerating operating momentum and would then produce positive performance for the Portfolio. Today's valuations for small growth companies are at historically low levels and will likely gain investors' attention at some point. When that occurs small growth companies have the ability to significantly outperform larger companies. The Portfolio is well positioned by investing in small companies, which we feel have the ability to be tomorrow's leading companies.

FIVE LARGEST STOCK HOLDINGS

                                                                         MARKET     % OF STOCK
COMPANY                                                       SHARES      VALUE     PORTFOLIO
------------------------------------------------------------  -------  -----------  ----------
United Rental, Inc..........................................  182,700  $ 7,673,400     3.9%
Kaydon Corporation..........................................  192,800    6,808,250     3.5%
Borders Group Incorporated..................................  172,940    6,398,780     3.3%
Eagle USA Airfreight, Inc...................................  173,500    6,018,281     3.1%
MSC Industrial Direct Company...............................  201,600    5,745,600     2.9%
                                                                       -----------   -----
                                                                       $32,644,311    16.7%
                                                                       -----------   -----
                                                                       -----------   -----

COMPARISON OF CHANGE IN INVESTMENT VALUE*

      A HYPOTHETICAL $10,000 INVESTMENT IN SMALL COMPANY PORTFOLIO, RUSSELL 2000 GROWTH INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average annual total
      return:

One year                  12.4%
Five Year                 14.5%
Since inception
(May 3, 1993)             15.1%
                          Small
                                               Russell
                        Company                   2000
                                                Growth
                      Portfolio        CPI       Index
5/03/93                 $10,000    $10,000     $10,000
12/31/93                $11,733     10,118      12,234
12/31/94                $12,456     10,402      11,938
12/31/95                $16,449     10,665      15,641
12/31/96                $17,509     11,017      17,401
12/31/97                $18,867     11,212      19,654
6/30/98                 $20,646     11,288      20,727

    On the chart above you can see how the Small Company Portfolio's total return compared to the Russell 2000 Growth Index and the
Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on inception date of the Small
Company Portfolio (May 3, 1993) through June 30, 1998.
------------
 *Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Russell 2000 Growth Index contains stock from the Russell 2000 with a greater than average growth orientation. The Russell 2000 are the 2,000 smallest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.

Maturing Government Bond 1998 Portfolio
Maturing Government Bond 2002 Portfolio
Maturing Government Bond 2006 Portfolio
Maturing Government Bond 2010 Portfolio

PERFORMANCE UPDATE
KENT WEBER, CFA
PORTFOLIO MANAGER
[PHOTO OF KENT WEBER]
The Maturing Government Bond 1998, 2002, 2006 and 2010 Portfolios seek as high of an investment return as is consistent with prudent investment risk. The Portfolios invest primarily in U.S. Government and Agencies zero coupon fixed income securities with maturities near the 1998, 2002, 2006 and 2010 liquidation dates of each Portfolio.

PERFORMANCE

For the six month period ended June 30, 1998, the Maturing Government Bond Portfolios generated the following returns:

Maturing Government Bond 1998 Portfolio................     3.20 percent*
Maturing Government Bond 2002 Portfolio................     3.90 percent*
Maturing Government Bond 2006 Portfolio................     5.35 percent*
Maturing Government Bond 2010 Portfolio................     6.68 percent*

    For the six month period ended June 30, 1998, the Ryan Lab's U.S. Treasury Strip Indexes of comparable maturity generated the following returns:

Ryan Lab's Inc. September 1998 Index...................    2.87 percent**
Ryan Lab's Inc. September 2002 Index...................    4.18 percent**
Ryan Lab's Inc. September 2006 Index...................    5.20 percent**
Ryan Lab's Inc. September 2010 Index...................    6.61 percent**

PERFORMANCE ANALYSIS

Our investment activities continue to focus on tracking the performance of the respective indices. To reach these goals, we continue to use a variety of Government Agency securities. By selectively using these Government Agency securities in concert with U.S. Treasury securities, the Portfolios benefit from enhanced diversification and also from the receipt of additional income (over that of U.S. Treasury securities).

    As time passes, the duration of each portfolio continues to roll forward toward its respective maturity. The effective duration of each portfolio now is as follows:

Maturing Government Bond 1998 Portfolio................         .53 years
Maturing Government Bond 2002 Portfolio................        4.28 years
Maturing Government Bond 2006 Portfolio................        8.26 years
Maturing Government Bond 2010 Portfolio................       12.33 years

OUTLOOK

At the time of this report, investors have been notified of the maturity of the 1998 Portfolio. The other Portfolios remain well situated, in our opinion. We stand ready to handle an inherent increase in volatility that occurs due to the low interest rate levels. We anticipate that the market will experience slower growth and mild inflation, which sets the stage for a fixed-income friendly year.

MATURING GOVERNMENT BOND 1998 PORTFOLIO

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FHLB                11.8%
FICO                21.7%
FNMA                15.1%
Israel GTC           4.2%
TVA                 25.7%
U.S. Treasury
Strips              21.5%

MATURING GOVERNMENT BOND 2002 PORTFOLIO

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FICO                         14.2%
FNMA                         15.6%
Israel GTC                    8.5%
TVA                          18.4%
U.S. Treasury Strips         42.8%
Cash and Other
Assets/Liabilities             .5%

MATURING GOVERNMENT BOND 2006 PORTFOLIO

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FICO                         11.1%
FNMA                         11.1%
Israel GTC                    7.5%
Israel State Aid Strips      12.8%
RFC Strip                    12.4%
U.S. Treasury Strips         44.5%
Cash and Other
Assets/Liabilities             .6%

MATURING GOVERNMENT BOND 2010 PORTFOLIO

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FICO                         10.6%
FNMA                          6.2%
Israel GTC                    1.6%
Israel State Aid Strips      19.0%
RFC Strip                     4.1%
Turkey GTC                    6.3%
U.S. Treasury Strips         51.6%
Cash and Other
Assets/Liabilities            0.6%

------------
 *Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**Ryan Labs, Inc. September 1998, 2002, 2006 and 2010 Index of U.S. Treasury
  Strips consists of all active zero-coupon U.S. Treasury issues with maturities in September 1998, 2002, 2006 and 2010, respectively.

    Maturing
    Government
    Bond Portfolios
COMPARISON OF CHANGE IN INVESTMENT VALUE*

      A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND 1998 PORTFOLIO, RYAN LABS, INC. SEPTEMBER 1998 INDEX OF TREASURY STRIPS AND CONSUMER PRICE INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 Average annual total
       return:

One year                            6.6%
Since inception (May
2, 1994)                            7.0%
(Thousands)
                                           Ryan Labs, Inc.
                                Maturing    September 1998
                              Government             Index
                               Bond 1998       of Treasury
                               Portfolio            Strips        CPI
5/02/94                          $10,000           $10,000    $10,000
12/31/94                         $10,005           $10,014    $10,190
12/31/95                         $11,606           $11,700    $10,448
12/31/96                         $12,086           $12,294    $10,793
12/31/97                         $12,822           $13,231    $10,984
6/30/98                          $13,233           $13,725    $11,058

    On the chart above you can see how the Maturing Government Bond 1998 Portfolio's total return compared to the Ryan Labs, Inc. September 1998 Index of Treasury Strips and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on inception date of the Maturing Government Bond 1998 Portfolio (May 2, 1994) through June 30, 1998.

COMPARISON OF CHANGE IN INVESTMENT VALUE*

      A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND 2002 PORTFOLIO, RYAN LABS, INC. SEPTEMBER 2002 INDEX OF TREASURY STRIPS AND CONSUMER PRICE INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 Average annual total
       return:

One year                           10.5%
Since inception (May
2, 1994)                            9.1%
(Thousands)
                                             Ryan Labs,
                                                   Inc.
                                Maturing      June 2002
                              Government          Index
                               Bond 2002    of Treasury
                               Portfolio         Strips        CPI
5/02/94                          $10,000        $10,000    $10,000
12/31/94                         $10,028         $9,943    $10,190
12/31/95                         $12,537        $12,857    $10,447
12/31/96                         $12,754        $13,028    $10,793
12/31/97                         $13,838        $14,612    $10,983
6/30/98                          $14,377        $15,476    $11,058

    On the chart above you can see how the Maturing Government Bond 2002 Portfolio's total return compared to the Ryan Labs, Inc. September 2002 Index of Treasury Strips and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on inception date of the Maturing Government Bond 2002 Portfolio (May 2, 1994) through June 30, 1998.

COMPARISON OF CHANGE IN INVESTMENT VALUE*

      A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND 2006 PORTFOLIO, RYAN LABS, INC. SEPTEMBER 2006 INDEX OF TREASURY STRIPS AND CONSUMER PRICE INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    Average annual
       returns:

One year                           16.3%
Since inception (May
2, 1994)                           11.6%
(Thousands)
                                           Ryan Labs, Inc.
                                Maturing    September 2006
                              Government             Index
                               Bond 2006       of Treasury
                               Portfolio            Strips        CPI
5/02/94                          $10,000           $10,000    $10,000
12/31/94                         $10,013            $9,967    $10,190
12/31/95                         $13,490           $14,076    $10,447
12/31/96                         $13,327           $13,720    $10,793
12/31/97                         $15,009           $16,258    $10,983
6/30/98                          $15,812           $17,565    $11,058

    On the chart above you can see how the Maturing Government Bond 2006 Portfolio's total return compared to the Ryan Labs, Inc. September 2006 Index of Treasury Strips and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on inception date of the Maturing Government Bond 2006 Portfolio (May 2, 1994) through June 30, 1998.

COMPARISON OF CHANGE IN INVESTMENT VALUE*

      A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND 2010 PORTFOLIO, RYAN LABS, INC. SEPTEMBER 2010 INDEX OF TREASURY STRIPS AND CONSUMER PRICE INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    Average annual
       returns:

One year                           23.4%
Since inception (May
2, 1994)                           13.8%
(Thousands)
                                           Ryan Labs, Inc.
                                Maturing    September 2010
                              Government             Index
                               Bond 2010       of Treasury
                               Portfolio            Strips        CPI
5/02/94                          $10,000           $10,000    $10,000
12/31/94                          $9,970            $9,892    $10,190
12/31/95                         $14,080           $15,112    $10,447
12/31/96                         $13,599           $14,276    $10,793
12/31/97                         $16,028           $17,854    $10,983
6/30/98                          $17,098           $19,833    $11,058

    On the chart above you can see how the Maturing Government Bond
2010 Portfolio's total return compared to the Ryan Labs, Inc.
September 2010 Index of Treasury Strips and the Consumer Price Index.
The three lines represent the total return of a hypothetical $10,000 investment made on inception date of the Maturing Government Bond 2010
Portfolio (May 2, 1994) through June 30, 1998.
------------
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Value Stock Portfolio

PERFORMANCE UPDATE
GARY ASTER, CFA
PORTFOLIO MANAGER
[PHOTO OF GARY ASTER]
The Value Stock Portfolio seeks long-term accumulation of capital. The Portfolio invests primarily in equity securities of companies which, in the opinion of the Adviser, have market values which appear low relative to their underlying value or future growth potential.

PERFORMANCE

The Value Stock Portfolio returned 2.31 percent* for the period ended June 30, 1998. In comparison, its benchmark, the Russell 1000 Value Index,** earned 12.16 percent for the same period.

    In prior reporting periods, the S&P Barra Value Index+ was used as the Portfolio's benchmark. The current benchmark, the Russell 1000 Value Index,** better fits our stated investment objective than did the S&P Barra Value Index.+ The Portfolio's performance will be compared to the Russell 1000 Value Index** going forward.

PERFORMANCE ANALYSIS

While progress has been made toward restructuring the Portfolio, results for the first half of 1998 still lagged the benchmark Russell 1000 Value Index** by a significant margin.

    Since most significant economic sector over-weightings, including Energy, have been reduced, it is appropriate to identify stock selection as the main issue. Philips Electronics, R.J.R. Nabisco Holdings Corporation and Morton International, Inc. all suffered double digit percentage declines during the first half of the year due to a variety of factors including earnings disappointments, deteriorating fundamental business outlook and lack of sufficient communication with investors. Two of these holding have been sold and the other is under close review.

    The process of restructuring the Portfolio continues to move forward. Several companies whose stocks meet our value requirements have been added to the Portfolio. Among these additions are Food Lion, Inc., Diebold and Deluxe Corporation. The stocks of each of these three companies share several common investment attributes including a significant decline in the stock price prior to purchase, experienced management teams and good business fundamentals including strong balance sheets and good cash flow generation.

OUTLOOK

Looking ahead we expect that the Portfolio may eventually experience investment return potential which may be at or near general market levels during rising markets, better than market levels during declining markets and better than market levels over a full market cycle.

TEN LARGEST STOCK HOLDINGS

                                                                         MARKET     % OF STOCK
COMPANY                                                       SHARES      VALUE     PORTFOLIO
------------------------------------------------------------  -------  -----------  ----------
Humana......................................................  283,700  $ 8,847,894     4.3%
Everest Reinsurance Holdings................................  223,892    8,605,849     4.2%
Hormel Foods Corporation....................................  239,813    8,288,537     4.1%
Federated Department Stores.................................  148,100    7,969,631     3.9%
El Paso Natural Gas Company.................................  194,952    7,456,914     3.6%
International Business Machine..............................   60,400    6,934,675     3.4%
Nationsbank Corporation.....................................   89,300    6,831,450     3.3%
Valero Energy Corporation...................................  198,100    6,586,825     3.2%
American Express Company....................................   56,400    6,429,600     3.1%
Texas Utilities Company.....................................  134,800    5,611,050     2.7%
                                                                       -----------   -----
                                                                       $73,562,425    35.8%
                                                                       -----------   -----
                                                                       -----------   -----

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Basic Materials               9.6%
Capital Goods                 1.7%
Communication Services        4.1%
Consumer Cyclical            10.1%
Consumer Staples              9.8%
Energy                       12.5%
Financial                    22.9%
Health Care                   4.1%
Technology                    7.4%
Transportation                1.0%
Utilities                    10.8%
Cash and Other
Assets/Liabilities            6.0%

COMPARISON OF CHANGE IN INVESTMENT VALUE*

      A HYPOTHETICAL $10,000 INVESTMENT IN VALUE STOCK PORTFOLIO,
      S&P 500 BARRA VALUE INDEX, RUSSELL 1000 VALUE INDEX AND
      CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 Average annual total
       return:

One year                           6.7%
Since inception (May
2, 1994)                          21.6%
(Thousands)
                            Value Stock   S&P 500 Barra Value             Russell 1000 Value
                              Portfolio                 Index        CPI               Index
5/02/94                         $10,000               $10,000    $10,000             $10,000
12/31/94                        $10,457               $10,062    $10,190             $10,209
12/31/95                        $13,904               $13,784    $10,448             $14,124
12/31/96                        $18,207               $16,816    $10,793             $17,181
12/31/97                        $22,065               $21,859    $10,984             $23,223
6/30/98                         $22,574               $24,510    $11,058             $26,047

    On the chart above you can see how the Value Stock Portfolio's total return compared to the S&P 500 Barra Value Index, Russell 1000
Value Index and the Consumer Price Index. The four lines represent the total return of a hypothetical $10,000 investment made on inception date of the Value Stock Portfolio (May 2, 1994) through June 30, 1998.
------------
 *Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Russell 1000 Value Index contains stock from the Russell 1000 with low book to price ratio. The Russell 1000 are the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.
 +The S&P Barra Value Index contains approximately one-half of the common stocks from the S&P 500. The Index contains those stocks with a higher book-to-price ratio.

Small Company Value Portfolio

PERFORMANCE UPDATE
GARY ASTER, CFA
PORTFOLIO MANAGER
[PHOTO OF GARY ASTER]
The Small Company Value Portfolio seeks the long-term accumulation of capital. It invests primarily in the equity securities of small companies, defined in terms of market capitalization and which appear to have market values which are low relative to their underlying value or future earnings and growth potential.

PERFORMANCE

For the six month period ended June 30, 1998, the Small Company Value Portfolio returned 4.19 percent.* The Russell 2000 Value Index** returned 4.44 percent for the same reporting period. While showing respectable performance, small value stocks continue to lag large capitalization stocks as investors are attracted to the superior liquidity and stable earnings offered by these issues.

PERFORMANCE ANALYSIS

Sector returns were mixed for the Portfolio for the first half of 1998. Relatively poor returns for stocks held in the Capital Goods and Transportation sectors were offset by the strong showing in certain selections in Energy, Health Care and Technology. Some highlights in the first half include: The Learning Company, Inc. (up 84 percent*) which is consolidating the educational software market with acquisitions made at attractive valuations. In June, Nationwide Mutual Insurance Company announced that it is acquiring Allied Group Incorporated (up 64 percent*).

    The turmoil in Asia, which began to hamper Portfolio performance in the latter stages of 1997, continues. Holdings in the more economically sensitive sectors such as Basic Materials and Energy were the most affected as commodity prices dropped due to decreased demand from Asia. The concerns associated with falling commodities are largely reflected in the market. Any sign of progress out of Asia will likely cause renewed confidence in the worldwide economy and solid performance from what are now inexpensive, economically sensitive stocks. We will continue to monitor the progress of the Asian economies and determine the affect on stocks held in the Portfolio.

OUTLOOK

The recent underperformance of small capitalization stocks relative to large stocks has acted to widen the valuation gap that already existed at the beginning of the year. We feel that the near-term and long-term outlook for small capitalization stocks is very good.

    We continue to believe that the Portfolio's composition is positioned well. The current holdings have solid fundamentals and are selling at reasonable valuations.

TEN LARGEST STOCK HOLDINGS

                                                                         MARKET     % OF STOCK
COMPANY                                                       SHARES      VALUE     PORTFOLIO
------------------------------------------------------------  -------  -----------  ----------
Learning Company, Inc.......................................   8,700   $   257,738     4.5%
Wicor, Inc..................................................   8,900       205,813     3.6%
Amerus Life Holdings........................................   6,200       200,725     3.5%
Bay View Capital Corporation................................   6,300       200,025     3.5%
Peoples Heritage Financial Group, Inc.......................   8,400       198,450     3.5%
RLI Corporation.............................................   4,875       198,352     3.5%
Michaels Stores Incorporated................................   5,600       197,575     3.5%
United Dominion Industries..................................   5,900       196,912     3.5%
Sierra Pacific Resources....................................   5,400       196,088     3.5%
Sovereign Bancorp Incorporated..............................  11,880       194,164     3.4%
                                                                       -----------   -----
                                                                       $ 2,045,842    36.0%
                                                                       -----------   -----
                                                                       -----------   -----

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Basic Materials               5.4%
Capital Goods                10.5%
Consumer Cyclical            10.3%
Consumer Staples              8.1%
Energy                        1.5%
Financial                    30.6%
Technology                    6.3%
Transportaton                 3.7%
Utilities                    10.0%
Cash and Other
Assets/Liabilities           13.6%

COMPARISON OF CHANGE IN INVESTMENT VALUE*

      A HYPOTHETICAL $10,000 INVESTMENT IN SMALL COMPANY VALUE PORTFOLIO, RUSSELL 2000 VALUE INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 Total return (not annualized) from
          October 1, 1997

(inception date) to June 30, 1998:                      6.6%
(Thousands)
                                         Small Company Value  Russell 2000 Value
                                                   Portfolio               Index        CPI
10/1/97                                             $ 10,000            $ 10,000   $ 10,000
12/31/97                                            $ 10,229            $ 10,168   $ 10,019
6/30/98                                             $ 10,658            $ 10,619   $ 10,087

    On the chart above you can see how the Small Company Value
Portfolio's total return compared to the Russell 2000 Value Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on inception date of the
Small Company Value Portfolio (October 1, 1997) through June 30, 1998.
------------
 *Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Russell 2000 Value Index contains stock from the Russell 2000 with a low price to book ratios. The Russell 2000 are the 2,000 smallest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.

Global Bond Portfolio

PERFORMANCE UPDATE
EDWARD DOVE
JULIUS BAER INVESTMENT
MANAGEMENT
[PHOTO OF EDWARD DOVE]
WAYNE SCHMIDT,
CFA
ADVANTUS CAPITAL
MANAGEMENT
[PHOTO OF WAYNE SCHMIDT]
The Global Bond Portfolio seeks to maximize current income consistent with protection of principal. The Portfolio pursues its objective by investing primarily in debt securities issued by issuers located anywhere in the world. Prior to May 1, 1998, this Portfolio was known as the International Bond Portfolio. While Advantus Capital Management, Inc. acts as the investment adviser for the Portfolio, Julius Baer Investment Management Inc. provides investment advice to the Global Bond Portfolio under a subadvisory agreement. PERFORMANCE
The Global Bond Portfolio had a return of 5.04 percent* for the six month period ended June 30, 1998. This compares to the Salomon Brothers World Government Bond Index** return of 2.79 percent for the same period.
    In prior reporting periods, the Salomon Brothers Index+ was used as the International Bond Portfolio's benchmark. The Salomon Brothers World Government Bond Index** better fits the stated investment objective of the Global Bond Portfolio. The Portfolio's performance will be compared to the Salomon Brothers World Government Bond Index** going forward.

PERFORMANCE ANALYSIS
Global Commentary:
The major theme affecting global bond markets during the first six months of 1998 was the effects of the Asian crisis. Because of the turmoil in this region, growth around the world was subdued, inflation remained in check, and bond markets performed well in U.S. dollar terms. Bond yields fell across the board with Sweden the best performing among developing countries. The U.S. dollar experienced a slight decline, which helped returns for U.S. investors. Japan and Australia were the only exceptions to this trend, as both bond markets turned in negative returns.
    An overweight position in European bonds, notably the United Kingdom and Sweden, helped propel performance during the first half of 1998. In these markets, we maintained a long duration position (over 6.5 years vs. the index of 5.5 years), which was the right decision as most of the movement was at the long end of the curve in these markets. Being out of Japan once again proved favorable for the Portfolio, as this bond market continues to suffer from low yields and an economy that is completely stalled. Likewise, the currency weakened against the U.S. dollar.
U.S. Commentary:
Interest rates continued their moderate decline in the second quarter as concern for strong domestic economic growth was offset by low inflation, global economic and political instability. The yield curve flattened as rates on the 30-year U.S. Treasury Bond declined 31 basis points to yield 5.63 percent while 2-year notes declined only 8 basis points to yield 5.48 percent for the six month period.
    Long U.S. Treasury Bonds were the best performing sector in the second quarter. They benefited from the flattening of yield curve and a flight to quality by bond investors. As bond investors became worried about global uncertainties, their appetite for U.S. Treasury securities increased. This demand, along with a smaller supply of U.S. Treasury securities drove bond prices higher.
    Mortgage-backed securities performed very well, especially considering the relatively low interest rate environment. Prepayment speeds and yield spreads held steady, providing stable returns from this sector.

OUTLOOK
Global Outlook:
Continental Europe will likely experience a moderate pick-up in growth through year-end, while the United Kingdom will likely see its growth slow down. This, combined with a lack of inflationary pressures, creates a positive environment for bond markets. We will continue to overweight the Portfolio with European bonds. Because of slowing growth, however, UK sterling should come under pressure. Therefore, we have hedged the UK sterling position into Deutschmarks.
    In the Far East and Pacific regions, the Asian crisis will likely create sharply negative growth for all the regions economies. Because of this, we favor the bond markets of Australia and New Zealand as yields move lower over the remainder of 1998. In these two markets we have hedged the currency exposure back into U.S. dollars.
    Japan's economy has deteriorated even further with yields at just over 1 percent. We see little value in this market. Therefore, no Japanese bonds will be held in the Portfolio.
U.S. Outlook:
Interest rates will likely continue to be range bound and eventually grind lower as the year progresses. Economic growth will likely begin to slow and inflation will likely remain low as the Asian crisis, Japan and the strong dollar begin to negatively affect our economy. The Federal Reserve will need to see signs of slower growth and higher unemployment before they are willing to reduce short-term interest rates. This could happen by early 1999, paving the way for lower bond yields. This is positive for fixed income investors. In the Portfolio, we will continue to own enough duration and take advantage of the opportunities offered in the U.S. bond market.

    We look forward to reporting to you again at the end of the year.

TEN LARGEST BOND HOLDINGS

                                                                MARKET     % OF BOND
COMPANY                                                          VALUE      HOLDINGS
------------------------------------------------------------  -----------  ----------
Deutschland Republic (Deutsch Mark)--6.500%, 07/04/27.......  $ 1,942,596     8.9%
Sweden Series 1038 (Swedish Krona)--6.500%, 10/25/06........    1,471,919     6.7%
British Treasury (British Sterling Pound)--9.000%,
  08/06/12..................................................    1,435,726     6.5%
Australian Government (Australian Dollar)--8.750%,
  08/15/08..................................................    1,255,244     5.7%
U.S. Treasury Bond--6.125%, 11/15/27........................    1,125,141     4.7%
Glaxo (British Sterling Pound)--8.750%, 12/01/05............      937,405     4.3%
International Bank Reconstruction & Development (British
  Sterling Pound)--7.125%, 07/03/07.........................      889,033     4.1%
U.S Treasury Bond--8.000%, 11/15/21.........................      966,797     4.1%
Denmark (Danish Kroner)--7.000%, 12/15/04...................      701,639     3.2%
U.S. Treasury Note--6.375%, 09/30/01........................      767,618     3.2%
                                                              -----------  ----------
                                                              $11,493,118    51.4%
                                                              -----------  ----------
                                                              -----------  ----------

COMPARISON OF CHANGE IN INVESTMENT VALUE*

      A HYPOTHETICAL $10,000 INVESTMENT IN GLOBAL BOND PORTFOLIO,
      SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX, SALOMON BROTHERS NON-U.S. WORLD GOVERNMENT BOND INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 Total return (not annualized) from
          October 1, 1997

(inception date) to June 30, 1998:          5.1%
(Thousands)
                                                         Salomon      Salomon Brothers
                                                        Brothers              Non-U.S.
                                          Global           World
                                            Bond      Government      World Government
                                       Portfolio      Bond Index            Bond Index        CPI
10/1/97                                  $10,000         $10,000               $10,000    $10,000
12/31/97                                 $10,008         $10,021                $9,861    $10,019
6/30/98                                  $10,512         $10,300               $10,067    $10,087

    On the chart above you can see how the Global Bond Portfolio's total return compared to the Salomon Brothers World Government Bond Index, the Salomon Brothers Non-U.S. World Government Bond Index** and the Consumer Price Index. The four lines represent the total return of a hypothetical $10,000 investment made on inception date of the Global Bond Portfolio (October 1, 1997) through June 30, 1998.
------------

 *Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Salomon Brothers World Government Bond Index is a market value-weighted index of government debt securities issued by twelve different nations:
  Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, United Kingdom and the United States. The goal of the index is to include all fixed-rate institutionally traded bonds issued by the above governments. The minimum maturity is one year, and the minimum outstanding must be at least $25 million U.S. dollars. Also included in the index are zero-coupon renewable securities. Floating rate and private placement issues are excluded from the index. Returns are available in both U.S. dollars and local currency terms.
 +The Salomon Brothers Non-U.S. Index's goal is to include all fixed-rate institutionally traded bonds issued by Australia, Italy, Belgium, Japan, Canada, the Netherlands, Denmark, Spain, France, Sweden, Germany and United Kingdom whose minimum maturity is one year and outstanding balance is at least $25 million U.S. dollars.

Index 400 Mid-Cap Portfolio

PERFORMANCE UPDATE
TERI BRANDT
PORTFOLIO MANAGER
[PHOTO OF TERRI BRANDT]
The Index 400 Mid-Cap Portfolio seeks to provide investment results generally corresponding to the aggregate price and dividend performance of publicly traded common stocks that comprise the Standard & Poor's 400 MidCap Index (S&P 400).+ It is designed to provide an economical and convenient means of maintaining a diversified portfolio in this equity security area as part of an over-all investment strategy.

PERFORMANCE

For the six month period ending June 30, 1998, the Index 400 Mid-Cap Portfolio returned 8.10 percent.* This compares to the S&P 400 MidCap Index,** which earned 8.63 percent for the same period.

PERFORMANCE ANALYSIS

The Technology sector was the top contributor to the index during the reporting period. The Technology sector rallied from its losses late last year and was the strongest performer in the Portfolio. Financial, Transportation, Consumer Staples and Consumer Cyclical sectors also contributed to the performance.

    Early in the reporting period, oil prices plunged to nine-year lows. This profoundly hurt the Energy sector. Energy turned in a loss of more than 15 percent in the second half of the reporting period and was the worst performing sector in the Portfolio. The sector was hurt by significant downward earning revisions. Basic Materials followed the Energy sector as the second poorest performer for the Portfolio.

OUTLOOK

We expect that the market will likely remain where it is if low interest rates, low inflation and a strong domestic economy continue. In order for the market to move higher, it is necessary to have growth in corporate earnings without the threat of serious inflation. Year-to-date, the Technology sector has had the greatest impact on the index return. The big question now: How will technology stocks perform amid continued worries about weak Asian demand?

    As we look ahead, the picture for mid-cap stocks remains bright.

TEN LARGEST STOCK HOLDINGS

                                                                         MARKET     % OF STOCK
COMPANY                                                       SHARES      VALUE     PORTFOLIO
------------------------------------------------------------  -------  -----------  ----------
S&P 400 Mid-Cap Depositary Receipt..........................   3,700   $   257,613     4.0%
America Online..............................................   1,400       148,400     2.3%
Coca-Cola Enterprises.......................................   2,600       102,050     1.6%
USA Waste Services, Inc.....................................   1,300        64,187     1.0%
BMC Software, Inc...........................................   1,200        62,325     0.9%
AES Corporation.............................................   1,100        57,819     0.9%
Washington Post.............................................     100        57,600     0.9%
Compuware Corporation.......................................   1,100        56,238     0.9%
Capital One Financial Corporation...........................     400        49,675     0.8%
McKesson Corporation........................................     600        48,750     0.7%
                                                                       -----------   -----
                                                                       $   904,657    14.0%
                                                                       -----------   -----
                                                                       -----------   -----

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Basic Materials               6.0%
Capital Goods                 8.0%
Communication Services        2.9%
Consumer Cyclical            15.2%
Consumer Staples              9.8%
Energy                        4.5%
Financial                    18.4%
Health Care                   8.4%
Technology                   14.2%
Transportation                1.8%
Utilities                    10.5%
Cash and Other
Assets/Liabilities            0.3%

COMPARISON OF CHANGE IN INVESTMENT VALUE*

      A HYPOTHETICAL $10,000 INVESTMENT IN INDEX 400 MID-CAP PORTFOLIO, S&P 400 MIDCAP INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 Total return (not annualized) from
          October 1, 1997

(inception date) to June 30, 1998:                    8.2%
(Thousands)
                                         Index 400 Mid-Cap     S&P 400 Mid-Cap
                                                 Portfolio               Index        CPI
10/1/97                                            $10,000             $10,000    $10,000
12/31/97                                           $10,006             $10,117    $10,019
6/30/97                                            $10,816             $11,938    $10,087

    On the chart above you can see how the Index 400 Mid-Cap
Portfolio's total return compared to the S&P 400 MidCap Index and the
Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on inception date of the Index
400 Mid-Cap Portfolio (October 1, 1997) through June 30, 1998.
------------
 *Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**S&P 400 MidCap Index consists of 400 domestic stocks chosen for market size
  (median market capitalization of about $610 million), liquidity and industry group representation. It is a market-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. The index is comprised of approximately 66 percent industrials, 18 percent utilities, 15 percent financials and 1 percent transportation.
 +"Standard & Poor's-Registered Trademark-", "S&P-Registered Trademark-",
  "Standard & Poor's MidCap 400" and "S&P MidCap 400" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc.-Index 400 Mid-Cap Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

Macro-Cap Value Portfolio

PERFORMANCE UPDATE
MICHAEL J. KELLY
J.P. MORGAN INVESTMENT
MANAGEMENT
[PHOTO OF MICHAEL J KELLY]
The Macro-Cap Value Portfolio seeks to provide high total return. It pursues this objective by investing in equity securities that the sub-adviser believes, through the use of dividend discount models, to be undervalued relative to their long-term earnings power, creating a diversified portfolio of equity securities which typically will have a price/earnings ratio and price to book ratio that reflects a value orientation. While Advantus Capital Management, Inc. acts as investment advisor for the Portfolio, J.P. Morgan Investment Management Inc. provides investment advice to the Macro-Cap Value Portfolio under a subadvisory agreement.

PERFORMANCE

The Macro Cap Value Portfolio returned 12.67 percent* for the six month period ended June 30, 1998. This compares to the S&P 500 Index** return of 17.68 percent for the same period.

PERFORMANCE ANALYSIS

U.S. stock markets rose to new highs during the first half of 1998, despite waves of bad news from Asia and an apparent slowdown in corporate profit growth. Though the ultimate impact of Asian woes on the U.S. economy remains uncertain, the market dismissed fears of a worst case scenario.

    Growth in earnings and a benign interest rate environment have been key supports to continued equity market strength. Core information has managed to decline even with falling unemployment and mostly flat capacity utilization rate. More recently, overall inflation has been held in check by a stronger dollar and lower energy prices. The combination of low unemployment, inflation and interest rates continues to bolster consumer confidence as well as consumer-based stocks. Year-to-date, retail stocks have gained 37 percent* and consumer cyclical stocks are up 33 percent.*

    Drug stocks have also been strong this year. Relative to most large multi-national corporations, the outlook for pharmaceutical companies appears positive. Earnings growth trends have been very favorable with a number of major drugs coming to market, price discounting to managed care is moderating, and retail pricing and volumes are increasing. Although markets and currency in Europe continue to be difficult, this group had no exposure to Southeast Asia. In addition, further industry consolidation seems likely. Not surprisingly, drug stocks outpaced the market during the first half (up 28 percent*), adding to the group's 55 percent* 1997 increase.

    Stock selection among drug stocks helped the Portfolio outperform in this sector. Warner-Lambert Company, one of the Portfolio's largest holding, gained 68 percent* during the first six months of the year. Sales of Warner's cholesterol-reducing drug Lipitor surpassed the $1 billion mark. At the same time, concerns raised in the fourth quarter regarding the company's innovative diabetes drug, Ruzulin, abated substantially.

    Meanwhile, commodity-driven energy and basic industry stocks have gained only 4 percent* and 7 percent,* respectively. Recovery in these sectors may take some time, and near term earnings uncertainty remains high. However, our investment approach has helped us to identify companies in these groups whose stocks have declined disproportionately to their longer-term earnings and cash flow prospects.

    For example, stocks of several traditional chemical companies appear underpriced relative to our normalized cash flow forecasts. Dow Chemical Company, a long-term underperformer, has shifted its mix of businesses as well as corporate culture to focus on improving profitability and growth. The company has disposed of poor businesses and is making value-added acquisitions. Prices for key commodities appear to have bottomed; and Dow's realignment should magnify the earnings impact of any improvement in pricing trends. Other companies, such as DuPont, are pursuing exciting growth opportunities in life science related areas. DuPont's commitment to pursing only high growth, high return business is evidenced by its announced IPO of Conoco and acquisition of Merck's stake in the DuPont Merck joint venture.

OUTLOOK

Looking ahead, we would note that the sustainability of domestic economic momentum amid global disinflationary developments has been impressive. Still, growth in corporate profits seems unlikely to rebound to 1997 levels in view of softened global demand, a stronger dollar, domestic capacity growth, and increasing wage pressures. Thus, our forecast calls for the recent slowdown in operating earnings growth to persist through the end of the year.

TEN LARGEST COMMON STOCK HOLDINGS

                                                                                       % OF
                                                                                      COMMON
                                                                         MARKET       STOCK
                                                              SHARES      VALUE     PORTFOLIO
                                                              -------  -----------  ----------
Procter & Gamble Company....................................   2,300   $   209,444     3.5%
Monsanto Company............................................   3,300       184,388     3.1%
SBC Communications, Inc.....................................   4,500       180,000     3.0%
Federal National Mortgage Association.......................   2,800       170,100     2.8%
Starwood Lodging............................................   3,367       162,668     2.7%
Bristol-Myers Squibb Company................................   1,400       160,913     2.7%
Union Pacific Corporation...................................   3,600       158,850     2.6%
Humana, Inc.................................................   4,900       152,819     2.5%
Tosco Corporation...........................................   5,200       152,750     2.5%
Cisco Systems, Inc..........................................   1,600       147,300     2.4%
                                                                       -----------   -----
                                                                       $ 1,679,232    27.8%
                                                                       -----------   -----
                                                                       -----------   -----

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Goods                 5.5%
Communication Services        7.6%
Consumer Cyclical            21.6%
Energy                        5.5%
Financial                    17.5%
Health Care                  16.5%
Technology                   14.4%
Transportation                4.0%
Utilities                     3.7%
Cash and Other
Assets/Liabilities            3.7%

COMPARISON OF CHANGE IN INVESTMENT VALUE*

      A HYPOTHETICAL $10,000 INVESTMENT IN MACRO-CAP VALUE PORTFOLIO, S & P 500 INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 Total return (not annualized) from
          October 15, 1997
 (inception date) to June 30, 1998:           10.3%
             (Thousands)
                                         Macro-Cap Value      S&P 500
                                            Portfolio          Index         CPI
              10/15/97                       $10,000          $10,000      $10,000
              12/31/97                       $9,787           $10,287      $10,019

6/30/98                                            $11,027       $12,106    $10,087

    On the chart above you can see how the Macro-Cap Value Portfolio's total return compared to the S & P 500 Index (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on inception date for the Macro-Cap Value Portfolio (October 15, 1997) through June 30, 1998 and on October 1, 1997 through June 30, 1998 for the S & P 500 Index and the Consumer Price Index.
----------------------
 *Historical performance is not an indication of future performance.
  Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

Micro-Cap Growth Portfolio

PERFORMANCE UPDATE
WILLIAM JEFFREY, III,
KENNETH F. MCCAIN AND
RICHARD S. COONS
WALL STREET ASSOCIATES
[PHOTO OF WILLIAM JEFFREY]
[PHOTO OF KENNETH MCCAIN]
[PHOTO OF RICHARD COONS]
The Micro-Cap Growth Portfolio seeks long-term capital appreciation. It pursues this objective by investing primarily in equity securities of smaller companies which the sub-adviser believes are in an early stage or transitional point in their development and have demonstrated or have the potential for above average revenue growth. It will invest primarily in common stocks and stock equivalents of micro-cap companies. While Advantus Capital Management, Inc. acts as investment advisor for the Portfolio, Wall Street Associates provides investment advice to the Micro-Cap Growth Portfolio under a subadvisory agreement.

PERFORMANCE

For the six month period ending June 30, 1998, the Portfolio earned 9.27 percent* versus the Russell 2000 Growth Index** return of 5.46 percent for the same period. Portfolio performance for the period was driven by stock selection in the Technology and Consumer sectors. In the Technology sector, investments in software and business services produced large gains while apparel and retail dominated the Consumer Cyclical sector.

    During the second quarter 1998, the Micro-Cap Growth Portfolio returned -3.84 percent* compared to the Russell 2000 Growth Index** return of -5.74 percent for the same period. Strong stock selection in the Technology sector (particularly software and networking companies) added value to portfolio return.

PERFORMANCE ANALYSIS

A choppy and unpredictable second quarter ended with an upswing but created a wider gap between the performance of the market's largest stocks and lagging smaller issues. During the first six months of the year the S&P 500 Index+ gained 17.8 percent while smaller stocks (as measured by the Russell 2000 Index**) rose just 4.9 percent over the same period. As the Asian crisis re-emerged, investors flocked to the perceived stability and liquidity of larger stocks. Smaller-cap stocks languished for much of the second quarter but ended the period on a strong note. Consumer stocks (especially apparel and specialty retail) benefited from low interest rates and confident consumers. Technology stocks, which sold off dramatically in May, rebounded strongly in the final weeks of the quarter.

OUTLOOK

The Asian crisis has continued and there is no immediate end in sight. U.S. companies have begun to feel the impact of Asia and corporate earnings are declining. The earnings forecasts for the S&P 500 Index+ have been lowered in each of the last ten months. We expect that analysts will continue to make downward revisions on earnings estimates, particularly larger-cap stocks with significant Asian exposure.

    It is our opinion that the earnings strength found in smaller-cap companies will be more valuable as profit growth continues to slow in many larger-cap issues. The expected earnings growth for the S&P 500 Index+ is 8 percent (and trending lower) versus 13 percent for small-cap stocks. As Asia's problems continue, we believe investors will move towards the more visible earnings growth rate potential found in smaller-cap stocks. Specifically, we anticipate consumer stocks will likely continue to be strong due to the low interest rate environment. We also expect technology stocks, many of which have been dramatically oversold, to rebound off their lows.

TEN LARGEST STOCK HOLDINGS

                                                                         MARKET     % OF STOCK
COMPANY                                                       SHARES      VALUE     PORTFOLIO
------------------------------------------------------------  -------  -----------  ----------
Software AG Systems, Inc....................................   5,700   $   166,725     3.5%
Metzler Group, Inc..........................................   3,300       120,863     2.5%
Golf Trust of America, Inc..................................   3,400       116,875     2.4%
JDA Software Group, Inc.....................................   2,500       109,375     2.3%
Envoy Corporation...........................................   2,300       108,963     2.3%
Eastern Environmental Services, Inc.........................   3,200       108,800     2.3%
Insight Enterprises, Inc....................................   2,700       108,000     2.2%
Aspen Technology, Inc.......................................   2,100       106,050     2.2%
Family Golf Centers.........................................   3,900        98,719     2.1%
Algos Pharmaceuticals.......................................   3,100        83,700     1.7%
                                                                       -----------   -----
                                                                       $ 1,128,070    23.5%
                                                                       -----------   -----
                                                                       -----------   -----

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Goods                 4.5%
Communication Services        5.2%
Consumer Cyclical            22.8%
Consumer Staples              5.5%
Energy                        3.4%
Financial                     2.9%
Health Care                  11.6%
Technology                   27.8%
Transportation                1.1%
Cash and Other
Assets/Liabilities           15.2%

COMPARISON OF CHANGE IN INVESTMENT VALUE*

      A HYPOTHETICAL $10,000 INVESTMENT IN MICRO-CAP GROWTH PORTFOLIO, RUSSELL 2000 GROWTH INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 Total return (not annualized) from
          October 1, 1997
 (inception date) to June 30, 1998:          -5.2%
            (Thousands)
                                        Micro-Cap Growth    Russell 2000 Growth
                                           Portfolio               Index            CPI

10/1/97                                            $10,000              $10,000    $10,000
12/31/97                                            $8,680               $9,181    $10,019
6/30/97                                             $9,484               $9,682    $10,087

    On the chart above you can see how the Micro-Cap Growth Portfolio's total return compared to the Russell 2000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on inception date of the Micro-Cap Growth Portfolio (October 1, 1997) through June 30, 1998.
----------------------
 *Historical performance is not an indication of future performance.
  Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Russell 2000 Growth Index contains stock from the Russell 2000 with a greater than average growth orientation. The Russell 2000 are the 2,000 smallest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.
 +The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

Real Estate Securities Portfolio

PERFORMANCE UPDATE
JOE BETLEJ, CFA
PORTFOLIO MANAGER
[PHOTO OF JOSEPH BETLEJ]
The Real Estate Securities Portfolio seeks above-average income and long-term growth of capital. The Portfolio intends to pursue its objective by investing primarily in equity securities of companies in the real estate industry. The Portfolio seeks to provide a yield in excess of the yield of the Standard & Poor's Corporation 500 Composite Stock Price Index (S&P 500).+

PERFORMANCE

The Real Estate Securities Portfolio was added to the Series Fund on May 1, 1998. The Portfolio's return for the period from May 1 (date of inception) to June 30, 1998 was -3.80 percent.* This compares to the Wilshire Associates Real Estate Securities Index (WARESI)** return of -1.47 for the same period.

PERFORMANCE ANALYSIS

The large gap between real estate securities returns and the broader equity market has been frustrating for the public real estate companies and their investors. After strong second half performance in 1997, some underperformance could have been expected in the first half of 1998, but the breadth of the difference has surprised analysts. Accordingly, we feel as a result of the underperformance the market for real estate securities is oversold.

    What was behind the real estate market's poor performance in the first half of the year? As we have moved to a more mature part of the real estate cycle, some market fundamentals have changed. Our observation is that the stock market doesn't like change. While most markets remain in balance, increasing fears of new development have caused investors to question whether the strong operating performance is sustainable. Also, at the beginning of the year, valuation parameters suggested that real estate securities had moved ahead of their underlying value, causing investors to become more concerned about returns achieved on capital employed by this sector's companies. High return expectations (20 percent plus) had to be dampened within this part of the real estate cycle. Finally, a cloud hovered over the sector as the legislature proposed various changes to the Real Estate Investment Trust (REIT) structure. As the cloud lifted, the only change that withstood the congressional process was that the grandfathered status of the Paired-Share was eliminated--affecting only six companies.

OUTLOOK

We are confident that the continuation of the strong economic and interest rate environment will provide fertile ground for the real estate securities market's recovery. Company business models must further refine their focus on sustainable earnings growth, particularly with a focus on internal growth prospects. Using capital more efficiently will be more highly valued in a market where equity capital has become scarce. More importantly, however, the sector must become a very compelling value play. We believe that on the basis of dividend yield, multiples relative to the broader market, return on capital, and the valuation of the underlying assets, the market for real estate securities is now a compelling opportunity for investors.

    The market forces are putting pressure on weaker management and we expect a shake out of the lesser teams through consolidation. We are positioning the Portfolio with companies that have a value creation focus, strong management teams with strong alignment with shareholders, conservative capital structures, and strong assets with appreciation potential. The market has discounted complex stories and paired share REITs, creating strong buying opportunities within these groups. We will take advantage of the discounts the market is offering to provide value to the Portfolio. Picking stocks with the above characteristics should provide above average returns as the sector recovers.

TEN LARGEST STOCK HOLDINGS

                                                                         MARKET     % OF STOCK
COMPANY                                                       SHARES      VALUE     PORTFOLIO
------------------------------------------------------------  -------  -----------  ----------
Starwoood Lodging Trust.....................................   4,300   $   207,744     4.6%
Patriot American Hospitality................................   7,700       184,319     4.1%
Camden Property Trust.......................................   5,700       169,575     3.7%
Boston Properties, Inc......................................   4,900       169,050     3.7%
Storage Trust Realty........................................   7,100       165,963     3.7%
Catellus Development........................................   8,700       153,881     3.4%
Pacific Gulf Properties, Inc................................   7,100       151,319     3.3%
Glenborough Realty Trust, Inc...............................   5,600       147,700     3.2%
Carramerica Realty Corporation..............................   5,100       144,712     3.2%
Regency Realty Corporation..................................   5,600       140,700     3.1%
                                                                       -----------  ----------
                                                                       $ 1,634,963    36.0%
                                                                       -----------  ----------
                                                                       -----------  ----------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Consumer Cyclical             7.2%
Financial                    81.2%
Cash and Other
Assets/Liabilities           11.6%

------------
 +The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.
 *Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Wilshire Associates Real Estate Securities Index is a market capitalization-weighted index of equity securities whose primary business is equity ownership of commercial real estate (REITS). The index contains 65 securities of which 79 percent are equity and hybrid REITS and 21 percent are real estate operating companies (REOCS). Total return, dividend return and price return are available for this index series.

Growth Portfolio

INVESTMENTS IN SECURITIES

JUNE 30, 1998
(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                      MARKET
  SHARES                                                             VALUE(a)
----------                                                      ------------------
COMMON STOCK (97.6%)
  CAPITAL GOODS (11.0%)
    Electrical Equipment (5.7%)
   255,800   General Electric Company.........................     $    23,277,800
                                                                ------------------
    Manufacturing (3.8%)
   245,442   Tyco International, Ltd..........................          15,462,846
                                                                ------------------
    Waste Management (1.5%)
   126,300   USA Waste Services, Inc. (b).....................           6,236,062
                                                                ------------------
  COMMUNICATION SERVICES (1.3%)
    Telecommunication (1.3%)
    88,800   MCI Communications...............................           5,161,500
                                                                ------------------
  CONSUMER CYCLICAL (15.8%)
    Auto (1.3%)
   150,600   Danaher Corporation..............................           5,525,137
                                                                ------------------
    Building Materials (1.7%)
   117,300   Masco Corporation................................           7,096,650
                                                                ------------------
    Houseware (1.7%)
   285,400   Leggett & Platt Incorporated.....................           7,135,000
                                                                ------------------
    Retail (4.7%)
   424,400   Family Dollar Stores.............................           7,851,400
   124,600   Tandy Corporation................................           6,611,587
    76,600   Wal-Mart Stores..................................           4,653,450
                                                                ------------------
                                                                        19,116,437
                                                                ------------------
    Service (6.4%)
   172,200   Equifax Incorporated.............................           6,253,012
   236,700   Omnicom Group....................................          11,805,412
   188,000   Service Corporation International................           8,060,500
                                                                ------------------
                                                                        26,118,924
                                                                ------------------
  CONSUMER STAPLES (16.8%)
    Beverage (5.0%)
   179,500   Coca-Cola Company................................          15,347,250
   124,000   Pepsico, Inc.....................................           5,107,250
                                                                ------------------
                                                                        20,454,500
                                                                ------------------
    Entertainment (2.6%)
   228,400   Carnival Corporation.............................           9,050,350
    17,400   Walt Disney Company..............................           1,828,087
                                                                ------------------
                                                                        10,878,437
                                                                ------------------
    Household Product (5.2%)
   157,700   Dial.............................................           4,090,344
    48,200   Gillette Company.................................           2,732,337
    83,000   Newell Company...................................           4,134,437
   114,000   Procter & Gamble Company.........................          10,381,125
                                                                ------------------
                                                                        21,338,243
                                                                ------------------
    Retail (1.9%)
   190,000   Safeway, Inc. (b)................................           7,730,625
                                                                ------------------
    Service (1.4%)
    79,700   Automatic Data Processing, Inc...................           5,808,137
                                                                ------------------

                                                                      MARKET
  SHARES                                                             VALUE(a)
----------                                                      ------------------
  CONSUMER STAPLES--CONTINUED
    Tobacco (.7%)
    73,100   Philip Morris Companies, Inc.....................     $     2,878,312
                                                                ------------------
  ENERGY (1.3%)
    Oil & Gas (1.3%)
    80,000   Anadarko Petroleum Corporation...................           5,375,000
                                                                ------------------
  FINANCIAL (10.0%)
    Banks (1.4%)
   158,900   Norwest Corporation..............................           5,938,888
                                                                ------------------
    Commercial Finance (1.1%)
    81,200   Finova Finance Trust.............................           4,597,950
                                                                ------------------
    Consumer Finance (1.2%)
    62,200   Associates First Capital Corporation.............           4,781,625
                                                                ------------------
    Finance--Diversified (1.5%)
   128,600   Federal Home Loan Mortgage Corporation...........           6,052,238
                                                                ------------------
    Insurance (4.0%)
    28,600   American International Group.....................           4,175,600
    59,100   Hartford Life....................................           3,365,006
    89,300   Nationwide Financial Services....................           4,554,300
    79,250   SunAmerica Incorporated..........................           4,551,922
                                                                ------------------
                                                                        16,646,828
                                                                ------------------
    Savings and Loans (.8%)
    73,650   Washington Mutual Incorporated...................           3,199,172
                                                                ------------------
  HEALTH CARE (18.6%)
    Drugs (8.7%)
    98,900   Bristol-Myers Squibb Company.....................          11,367,319
    78,600   Eli Lilly & Company..............................           5,192,513
    47,600   Merck & Co., Inc.................................           6,366,500
    68,100   Pfizer, Inc......................................           7,401,619
    57,600   Schering Plough Corporation......................           5,277,600
                                                                ------------------
                                                                        35,605,551
                                                                ------------------
    Health Care--Diversified (6.0%)
   113,400   Abbott Laboratories..............................           4,635,225
    96,000   American Home Products Corporation...............           4,968,000
   106,800   Johnson & Johnson................................           7,876,500
   100,500   Warner-Lambert Company...........................           6,972,188
                                                                ------------------
                                                                        24,451,913
                                                                ------------------
    Medical Products/Supplies (3.9%)
   107,400   Guidant Corporation..............................           7,658,963
   338,000   Sybron International Corporation (b).............           8,534,500
                                                                ------------------
                                                                        16,193,463
                                                                ------------------
  TECHNOLOGY (20.3%)
   126,500   BMC Software, Inc. (b)...........................           6,570,094
   132,300   Cadence Design Systems, Inc. (b).................           4,134,375
   102,000   Cisco Systems, Inc. (b)..........................           9,390,375
    71,200   Computer Associates International................           3,956,050

              See accompanying notes to investments in securities.

Growth Portfolio

                                                                      MARKET
  SHARES                                                             VALUE(a)
----------                                                      ------------------
  TECHNOLOGY--CONTINUED
    98,900   EMC Corporation (b)..............................     $     4,431,956
   187,800   Galileo International, Inc.......................           8,462,738
   120,800   Intel............................................           8,954,300
    99,800   Lucent Technologies Incorporated.................           8,302,113
    96,900   Microsoft Corporation (b)........................          10,501,538
   173,300   Parametric Technology Corporation (b)............           4,700,763
   205,500   Paychex Incorporated.............................           8,361,281
    77,000   Tellabs Incorporated (b).........................           5,515,125
                                                                ------------------
                                                                        83,280,708
                                                                ------------------
                                                                      MARKET
  SHARES                                                             VALUE(a)
----------                                                      ------------------
  TRANSPORTATION (1.5%)
    Trucking (1.5%)
   140,800   CNF Transportation...............................     $     5,984,000
                                                                ------------------
  UTILITIES (1.0%)
    Electric Companies (1.0%)
    80,900   AES Corporation (b)..............................           4,252,306
                                                                ------------------
                                                                       400,578,252
Total common stock (cost: $309,812,856).......................
                                                                ------------------

 PRINCIPAL
-----------
SHORT-TERM SECURITIES (2.0%)
$ 8,426,761   Temporary Investment Fund--Temp Fund Portfolio, current rate 5.50%......     8,426,761
                                                                                        ------------
              Total short-term securities (cost: $8,426,761)..........................     8,426,761
                                                                                        ------------
              Total investments in securities (cost: $318,239,617) (c)................  $409,005,013
                                                                                        ------------
                                                                                        ------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) At June 30, 1998 the cost of securities for federal income tax purposes was $318,772,455. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $92,720,045
Gross unrealized depreciation..........   (2,487,487)
                                         -----------
Net unrealized appreciation............  $90,232,558
                                         -----------
                                         -----------

Bond Portfolio

INVESTMENTS IN SECURITIES

JUNE 30, 1998
(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                                          MARKET
 PRINCIPAL                                                                               VALUE(a)
-----------                                                                         ------------------
LONG-TERM DEBT SECURITIES (87.1%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (34.7%)
    Federal Home Loan Mortgage Corporation (FHLMC) (1.3%)
$ 1,697,441   FHLMC............................................     6.50% 02/01/16     $     1,705,062
    375,596   FHLMC............................................     6.50% 12/01/23             377,313
                                                                                    ------------------
                                                                                             2,082,375
                                                                                    ------------------
    Federal National Mortgage Association (FNMA) (6.8%)
  4,000,000   FNMA.............................................     5.75% 06/15/05           4,014,084
  5,000,000   FNMA.............................................     6.14% 03/24/03           5,004,835
    832,329   FNMA.............................................     6.50% 02/01/26             831,355
    965,919   FNMA.............................................     7.00% 09/01/17             988,357
                                                                                    ------------------
                                                                                            10,838,631
                                                                                    ------------------
    Government National Mortgage Association (GNMA) (2.5%)
    749,108   GNMA.............................................     7.00% 11/15/23             762,742
    434,630   GNMA.............................................     7.00% 10/15/25             441,954
  1,500,000   GNMA (c).........................................     7.00% 07/01/28           1,523,895
    279,867   GNMA.............................................     7.50% 02/15/23             288,109
    468,510   GNMA.............................................     8.00% 09/15/24             486,028
    169,128   GNMA.............................................     8.50% 10/15/22             178,998
    238,316   GNMA.............................................     8.50% 12/15/22             252,224
                                                                                    ------------------
                                                                                             3,933,950
                                                                                    ------------------
    U.S. Treasury (24.1%)
  2,000,000   U.S. Treasury Bond...............................     6.00% 02/15/26           2,080,626
  9,050,000   U.S. Treasury Note...............................     6.13% 11/15/27           9,697,645
 23,025,000   U.S. Treasury Note...............................     6.38% 09/30/01          23,571,844
  3,000,000   U.S. Treasury Note...............................     6.63% 03/31/02           3,106,875
                                                                                    ------------------
                                                                                            38,456,990
                                                                                    ------------------
              Total U.S. government and agencies obligations (cost:
                $54,567,592)......................................................          55,311,946
                                                                                    ------------------
  CORPORATE OBLIGATIONS (52.4%)
    BASIC MATERIALS (1.8%)
      Chemicals (1.8%)
  2,686,975   Ciba Geigy Corporation 144A Issue (d)............     7.24% 01/02/16           2,876,111
                                                                                    ------------------
    CAPITAL GOODS (3.1%)
      Waste Management (3.1%)
  4,900,000   WMX Technologies, Inc............................     6.25% 10/15/00           4,904,572
                                                                                    ------------------
    COMMUNICATION SERVICES (6.3%)
      Telephone (6.3%)
  5,000,000   Cable and Wireless Communication (b).............     6.63% 03/06/05           5,040,050
  5,000,000   GTE Corporation..................................     6.94% 04/15/28           5,056,750
                                                                                    ------------------
                                                                                            10,096,800
                                                                                    ------------------
    CONSUMER STAPLES (9.1%)
      Broadcasting (3.4%)
  5,000,000   TCI Communications Incorporated..................     8.25% 01/15/03           5,408,150
                                                                                    ------------------
      Entertainment (3.1%)
  5,000,000   Time Warner Incorporated 144A Issue (d)..........     6.95% 01/15/28           5,025,550
                                                                                    ------------------
      Household Product (2.6%)
  3,850,000   Premark International, Inc.......................    10.50% 09/15/00           4,193,774
                                                                                    ------------------

              See accompanying notes to investments in securities.

Bond Portfolio

                                                                                          MARKET
 PRINCIPAL                                                                               VALUE(a)
-----------                                                                         ------------------
  CORPORATE OBLIGATIONS--CONTINUED
    FINANCIAL (29.7%)
      Asset-Backed Securities (.9%)
$ 1,350,000   National Collegiate..............................     7.24% 09/20/14     $     1,368,563
                                                                                    ------------------
      Auto Finance (2.5%)
  4,000,000   Ford Motor Credit Company........................     6.38% 04/03/00           4,024,320
                                                                                    ------------------
      Banks (5.8%)
  5,500,000   PNC Bank Corporation.............................     6.73% 01/25/07           5,757,477
  3,400,000   St. George Bank Capital Note 144A Issue (b)(d)...     8.49% 12/31/49           3,553,272
                                                                                    ------------------
                                                                                             9,310,749
                                                                                    ------------------
      Collateralized Mortgage Obligations/Mortgage Revenue
        Bonds (2.8%)
    950,000   California Housing Finance Agency................     8.16% 02/01/28             996,313
  1,200,000   CFSB Finance Company 144A Issue (d)..............     7.18% 11/15/05           1,197,000
  1,586,340   Prudential Home Mortgage Securities..............     6.05% 04/25/24           1,542,716
    868,000   Wyoming Community Development....................     6.85% 06/01/10             866,915
                                                                                    ------------------
                                                                                             4,602,944
                                                                                    ------------------
      Commercial Finance (3.2%)
  5,014,000   General Electric Capital Corporation.............     6.66% 05/01/18           5,084,316
                                                                                    ------------------
      Finance-Diversified (1.7%)
  3,500,000   Guangdong Enterprises 144A Issue (b)(d)..........     8.88% 05/22/07           2,683,695
                                                                                    ------------------
      Investment Bankers/Brokers (6.7%)
  5,500,000   Lehman Brothers, Inc.............................     6.63% 02/15/08           5,560,753
  5,000,000   Morgan Stanley Dean Witter.......................     6.88% 03/01/07           5,187,600
                                                                                    ------------------
                                                                                            10,748,353
                                                                                    ------------------
      Real Estate Investment Trust (3.7%)
  4,800,000   Bradley Operating LP.............................     7.00% 11/15/04           4,871,107
  1,000,000   Security Capital Pacific Trust...................     7.50% 02/15/14           1,039,390
                                                                                    ------------------
                                                                                             5,910,497
                                                                                    ------------------
      Savings and Loans (2.4%)
  3,500,000   Bank United Corporation..........................     8.88% 05/01/07           3,897,642
                                                                                    ------------------
    UTILITIES (2.4%)
      Electric Companies (2.4%)
  4,000,000   Enersis S.A. (b).................................     6.90% 12/01/06           3,829,480
                                                                                    ------------------
              Total corporate obligations (cost: $83,397,823).....................          83,965,516
                                                                                    ------------------
              Total long-term debt securities (cost: $137,965,415)................         139,277,462
                                                                                    ------------------

  SHARES
-----------
PREFERRED STOCK (6.5%)
  FINANCIAL (6.5%)
    Real Estate Investment Trust (6.5%)
     70,000   Duke Realty Investment, Inc. 7.99%...............     3,727,500
     35,000   Nationwide Health Properties, Inc. 7.68%.........     3,589,687
     60,000   Security Capital Industrial 8.54%................     3,155,580
                                                                 ------------
              Total preferred stock (cost: $9,955,725).........    10,472,767
                                                                 ------------

              See accompanying notes to investments in securities.

Bond Portfolio

                                                                                         MARKET
PRINCIPAL                                                                               VALUE(a)
----------                                                                         ------------------
SHORT-TERM SECURITIES (3.8%)
$1,500,000   GTE Funding......................................     5.64% 07/10/98     $     1,497,631
 3,046,974   Temporary Investment Fund--Temp Fund Porfolio, current rate 5.50%...           3,046,974
 1,520,000   U.S. Treasury Bill...............................     5.06% 08/27/98           1,508,184
                                                                                   ------------------
             Total short-term securities (cost: $6,053,003)......................           6,052,789
                                                                                   ------------------
             Total investments in securities (cost: $153,974,143) (e)............     $   155,803,018
                                                                                   ------------------
                                                                                   ------------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The portfolio held 9.4% of net assets in foreign securities at June 30, 1998.
(c) At June 30, 1998 the total cost of investments issued on a when-issued or forward commitment basis is $1,525,078.
(d) Represents ownership in an illiquid security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. (See note 7 to the financial statements). Information concerning the illiquid securities held at June 30, 1998, which includes acquisition date and cost, is as follows:

                                         ACQUISITION
SECURITY                                    DATE           COST
---------------------------------------  -----------   ------------
Ciba Geigy Corporation 144A Issue......   12/24/96     $  2,686,975
Guangdong Enterprises 144A Issue.......    various        3,606,430
St. George Bank Capital Note 144A          6/12/97        3,401,288
  Issue................................
CFSB Finance Company 144A Issue........    5/15/96        1,174,182
Time Warner Incorporated 144A Issue....    various        4,896,749
                                                       ------------
                                                       $ 15,765,624
                                                       ------------
                                                       ------------

(e) At June 30, 1998 the cost of securities for federal income tax purposes was $154,215,142. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $2,687,163
Gross unrealized depreciation..........  (1,099,287)
                                         ----------
Net unrealized appreciation............  $1,587,876
                                         ----------
                                         ----------

Money Market Portfolio

INVESTMENTS IN SECURITIES

JUNE 30, 1998
(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                                        MARKET
PRINCIPAL                                                                              VALUE(a)
----------                                                                        ------------------
COMMERCIAL PAPER (91.1%)
  BASIC MATERIALS (8.6%)
    Agriculture Product (4.9%)
$3,365,000   Cargill Incorporated.............................    5.64% 08/27/98      $    3,335,639
                                                                                  ------------------
    Paper and Forest (3.7%)
 2,515,000   Kimberly Clark (c)...............................    5.61% 07/17/98           2,508,830
                                                                                  ------------------
  COMMUNICATION SERVICES (8.9%)
    Telephone (8.9%)
 1,105,000   Bellsouth Telecommunications.....................    5.60% 07/22/98           1,101,449
 1,860,000   Bellsouth Telecommunications.....................    5.60% 08/10/98           1,848,647
   400,000   Bellsouth Telecommunications.....................    5.61% 08/20/98             396,949
 2,700,000   SBC Communications (c)...........................    5.61% 07/13/98           2,695,030
                                                                                  ------------------
                                                                                           6,042,075
                                                                                  ------------------
  CONSUMER CYCLICAL (22.3%)
    Building Materials (4.9%)
   760,000   DuPont...........................................    5.62% 07/29/98             756,736
 2,605,000   DuPont...........................................    5.66% 10/28/98           2,557,797
                                                                                  ------------------
                                                                                           3,314,533
                                                                                  ------------------
    Hardware and Tools (3.9%)
 2,655,000   The Stanley Works................................    5.64% 08/13/98           2,637,472
                                                                                  ------------------
    Publishing (9.0%)
 1,815,000   McGraw-Hill......................................    5.64% 07/13/98           1,811,642
 1,559,000   McGraw-Hill......................................    5.65% 09/23/98           1,538,980
 2,000,000   Tribune Company (c)..............................    5.63% 07/09/98           1,997,535
   430,000   Tribune Company (c)..............................    5.66% 07/13/98             429,201
   303,000   Tribune Company (c)..............................    5.66% 07/20/98             302,110
                                                                                  ------------------
                                                                                           6,079,468
                                                                                  ------------------
    Retail (4.5%)
 3,030,000   Toys R Us........................................    5.62% 08/07/98           3,012,825
                                                                                  ------------------
  CONSUMER STAPLES (10.5%)
    Beverage (4.6%)
 3,116,000   Coca-Cola Company................................    5.62% 08/24/98           3,090,289
                                                                                  ------------------
    Entertainment (3.0%)
 2,000,000   Walt Disney......................................    5.57% 07/28/98           1,991,789
                                                                                  ------------------
    Household Product (2.9%)
 2,000,000   Clorox Company...................................    5.65% 09/30/98           1,972,224
                                                                                  ------------------
  ENERGY (4.4%)
    Oil & Gas (4.4%)
 3,000,000   Shell Oil........................................    5.59% 07/30/98           2,986,731
                                                                                  ------------------
  FINANCIAL (18.5%)
    Auto Finance (4.9%)
 3,365,000   GMAC.............................................    5.69% 11/25/98           3,289,680
                                                                                  ------------------
    Commercial Finance (4.8%)
 3,350,000   GE Capital Corporation...........................    5.71% 12/04/98           3,270,194
                                                                                  ------------------
    Consumer Finance (8.8%)
 1,915,000   Ciesco LP (c)....................................    5.63% 07/20/98           1,909,404
 1,423,000   Ciesco LP (c)....................................    5.64% 08/20/98           1,412,096

              See accompanying notes to investments in securities.

Money Market Portfolio

                                                                                        MARKET
PRINCIPAL                                                                              VALUE(a)
----------                                                                        ------------------
  FINANCIAL--CONTINUED
$2,615,000   Xerox Credit Corporation.........................    5.60% 07/24/98      $    2,605,800
                                                                                  ------------------
                                                                                           5,927,300
                                                                                  ------------------
  UTILITIES (17.9%)
    Electric Companies (17.9%)
 1,510,000   Alabama Power....................................    5.62% 07/28/98           1,503,753
 1,155,000   Carolina Power & Light...........................    5.65% 07/06/98           1,154,108
   175,000   Carolina Power & Light...........................    5.63% 07/23/98             174,408
 2,035,000   Carolina Power & Light...........................    5.64% 08/28/98           2,016,932
   505,000   Emerson Electric Company.........................    5.62% 08/25/98             500,757
 2,360,000   Emerson Electric Company.........................    5.68% 11/30/98           2,305,512
 1,619,000   Florida Power....................................    5.67% 08/03/98           1,610,730
 2,800,000   Wisconsin Electric Power Company.................    5.13% 09/15/98           2,796,289
                                                                                  ------------------
                                                                                          12,062,489
                                                                                  ------------------
             Total commercial paper (cost: $61,521,538).........................          61,521,538
                                                                                  ------------------

U.S. GOVERNMENT AND AGENCIES SECURITIES (5.3%)
    U.S. Government and Agencies Obligations (4.4%)
 3,000,000   Federal Home Loan Bank...........................    5.58% 03/02/99           2,998,370
                                                                                  ------------------
    U.S. Treasury (.9%)
   580,000   U.S. Treasury Bill...............................    5.16% 10/01/98             572,615
                                                                                  ------------------
             Total U.S. Government and Agencies Securities (cost: $3,570,985)...           3,570,985
                                                                                  ------------------

SHORT-TERM SECURITIES (3.3%)
 2,243,353   Temporary Investment Fund, Inc.--Temp Fund Portfolio, current rate
               5.50%.............................................................     2,243,353
                                                                                   ------------
             Total short-term securities (cost: $2,243,353)......................     2,243,353
                                                                                   ------------
             Total investments in securities (cost: $67,335,876) (b).............  $ 67,335,876
                                                                                   ------------
                                                                                   ------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Also represents the cost of securities for federal income tax purposes at June 30, 1998.
(c) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board of directors.

Asset Allocation Portfolio

INVESTMENTS IN SECURITIES

JUNE 30, 1998
(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                    MARKET
 SHARES                                                            VALUE(a)
--------                                                      ------------------
COMMON STOCK (66.8%)
  CAPITAL GOODS (6.8%)
    Electrical Equipment (3.5%)
 223,152   General Electric Company.........................     $    20,306,832
                                                              ------------------
    Manufacturing (2.3%)
 206,198   Tyco International Ltd...........................          12,990,474
                                                              ------------------
    Waste Management (1.0%)
 113,575   USA Waste Services, Inc. (b).....................           5,607,766
                                                              ------------------
  COMMUNICATION SERVICES (.8%)
    Telecommunication (.8%)
  83,700   MCI Communications...............................           4,865,062
                                                              ------------------
  CONSUMER CYCLICAL (10.5%)
    Auto (.8%)
 127,600   Danaher Corporation..............................           4,681,325
                                                              ------------------
    Building Materials (1.1%)
  19,900   D.R. Horton Incorporated.........................             415,412
  99,800   Masco Corporation................................           6,037,900
                                                              ------------------
                                                                       6,453,312
                                                              ------------------
    Houseware (1.1%)
 252,600   Leggett & Platt Incorporated.....................           6,315,000
                                                              ------------------
    Lodging--Hotel (.4%)
  23,800   Capstar Hotel Company (b)........................             666,400
  50,100   Host Marriott Corporation (b)....................             892,406
  16,400   Prime Hospitality Corporation (b)................             285,975
   5,100   Promus Hotel Corporation (b).....................             196,350
                                                              ------------------
                                                                       2,041,131
                                                              ------------------
    Retail (2.9%)
 370,800   Family Dollar Stores.............................           6,859,800
 107,200   Tandy Corporation................................           5,688,300
  73,200   Wal-Mart Stores..................................           4,446,900
                                                              ------------------
                                                                      16,995,000
                                                              ------------------
    Service (4.2%)
 149,500   Equifax Incorporated.............................           5,428,719
 219,508   Omnicom Group....................................          10,947,961
 176,800   Service Corporation International................           7,580,300
                                                              ------------------
                                                                      23,956,980
                                                              ------------------
  CONSUMER STAPLES (10.5%)
    Beverage (3.1%)
 156,400   Coca-Cola Company................................          13,372,200
 108,800   Pepsico, Inc.....................................           4,481,200
                                                              ------------------
                                                                      17,853,400
                                                              ------------------
    Entertainment (1.6%)
 204,400   Carnival Corporation.............................           8,099,350
  13,100   Walt Disney Company..............................           1,376,319
                                                              ------------------
                                                                       9,475,669
                                                              ------------------
    Household Product (3.2%)
 146,800   Dial.............................................           3,807,625
  45,200   Gillette Company.................................           2,562,275

                                                                    MARKET
 SHARES                                                            VALUE(a)
--------                                                      ------------------
  CONSUMER STAPLES--CONTINUED
  76,700   Newell Company...................................     $     3,820,619
  91,310   Procter & Gamble Company.........................           8,314,917
                                                              ------------------
                                                                      18,505,436
                                                              ------------------
    Retail (1.2%)
 168,984   Safeway, Inc. (b)................................           6,875,536
                                                              ------------------
    Service (.9%)
  69,500   Automatic Data Processing, Inc...................           5,064,812
                                                              ------------------
    Tobacco (.5%)
  69,000   Philip Morris Companies, Inc.....................           2,716,875
                                                              ------------------
  ENERGY (.8%)
    Oil & Gas (.8%)
  70,800   Anadarko Petroleum Corporation...................           4,756,875
                                                              ------------------
  FINANCIAL (11.3%)
    Banks (.8%)
 122,700   Norwest Corporation..............................           4,585,912
                                                              ------------------
    Commercial Finance (.8%)
  83,600   Finova Finance Trust.............................           4,733,850
                                                              ------------------
    Consumer Finance (.8%)
  58,100   Associates First Capital Corporation.............           4,466,437
                                                              ------------------
    Finance--Diversified (.9%)
  20,900   Asset Investors Corporation......................             333,094
 108,300   Federal Home Loan Mortgage Corporation...........           5,096,869
                                                              ------------------
                                                                       5,429,963
                                                              ------------------
    Insurance (2.6%)
  25,509   American International Group.....................           3,724,314
  55,600   Hartford Life....................................           3,165,725
  78,900   Nationwide Financial Services....................           4,023,900
  70,850   SunAmerica, Inc..................................           4,069,447
                                                              ------------------
                                                                      14,983,386
                                                              ------------------
    Investment Bankers/Brokers ( -- )
   2,088   Reckson Service Industries (b)...................               6,916
                                                              ------------------
    Real Estate (.9%)
  52,300   Burnham Pacific Property, Inc....................             742,006
  60,000   Catellus Development (b).........................           1,061,250
  27,900   Crescent Real Estate Equity Company..............             938,137
  52,400   Patriot American Hospitality.....................           1,254,325
  30,000   Starwoood Lodging Trust..........................           1,449,375
                                                              ------------------
                                                                       5,445,093
                                                              ------------------
    Real Estate Investment Trust (4.0%)
  20,100   Apartment Investment and Management Company......             793,950
  35,800   Arden Realty Group, Inc..........................             926,325
  22,200   Avalon Bay Communities, Inc......................             843,600
  33,500   Boston Properties, Inc...........................           1,155,750
  37,100   Camden Property Trust............................           1,103,725
  33,100   Carramerica Realty Corporation...................             939,212
  10,600   Charles E. Smith Residential.....................             339,200

              See accompanying notes to investments in securities.

Asset Allocation Portfolio

                                                                    MARKET
 SHARES                                                            VALUE(a)
--------                                                      ------------------
  FINANCIAL--CONTINUED
  19,900   Chastain Capital Corporation.....................     $       256,212
  33,000   Corporate Office Properties......................             292,875
  15,700   Eastgroup Properties.............................             314,981
  17,800   Essex Property Trust.............................             551,800
  32,400   Excel Realty Trust, Inc..........................             933,525
  23,800   Felcor Suite Hotels, Inc.........................             746,725
  30,800   First Industrial Realty Trust....................             979,473
  11,500   Franchise Finance Corporation of America.........             298,281
  37,100   Glenborough Realty Trust, Inc....................             978,512
  22,200   Highwoods Properties, Inc........................             717,337
  28,700   Home Properties New York, Inc....................             765,931
  34,400   Kilroy Realty....................................             860,000
  28,980   Koger Equity Incorporated........................             585,034
  12,800   Lennar Corporation...............................             377,600
  13,900   LNR Property Corporation.........................             356,188
  24,700   Macerich Company.................................             724,019
  22,200   Mack-Cali Realty.................................             763,125
  49,100   Pacific Gulf Properties, Inc.....................           1,046,444
  34,200   Pan Pacific Retail Properties....................             696,825
  38,600   Philips International Realty (b).................             636,900
  26,100   Reckson Associates Realty Corporation............             616,613
  38,700   Regency Realty Corporation.......................             972,338
  10,000   Spieker Properties, Inc..........................             387,500
  40,400   Storage Trust Realty.............................             944,350
  59,800   Sunstone Hotel Investors.........................             798,672
  10,700   Urban Shopping Centers, Inc......................             337,050
                                                              ------------------
                                                                      23,039,671
                                                              ------------------
    Savings and Loans (.5%)
  65,550   Washington Mutual Incorporated...................           2,847,328
                                                              ------------------
  HEALTH CARE (11.9%)
    Drugs (5.5%)
  88,000   Bristol-Myers Squibb Company.....................          10,114,500
  70,200   Eli Lilly & Company..............................           4,637,588
  42,400   Merck & Co., Inc.................................           5,671,000
  58,700   Pfizer, Inc......................................           6,379,956
  50,500   Schering Plough Corporation......................           4,627,063
                                                              ------------------
                                                                      31,430,107
                                                              ------------------
    Health Care--Diversified (3.8%)
 104,200   Abbott Laboratories..............................           4,259,175
  85,800   American Home Products Corporation...............           4,440,150
                                                                    MARKET
 SHARES                                                            VALUE(a)
--------                                                      ------------------
  HEALTH CARE--CONTINUED
  89,500   Johnson & Johnson................................     $     6,600,625
  95,100   Warner-Lambert Company...........................           6,597,563
                                                              ------------------
                                                                      21,897,513
                                                              ------------------
    Medical Products/Supplies (2.6%)
 100,400   Guidant Corporation..............................           7,159,775
 303,200   Sybron International
             Corporation (b)................................           7,655,800
                                                              ------------------
                                                                      14,815,575
                                                              ------------------
  TECHNOLOGY (12.7%)
 106,000   BMC Software, Inc. (b)...........................           5,505,375
 123,400   Cadence Design Systems, Inc. (b).................           3,856,250
  91,350   Cisco Systems, Inc. (b)..........................           8,409,909
  61,900   Computer Associates International................           3,439,319
  90,500   EMC Corporation (b)..............................           4,055,531
 155,000   Galileo International, Inc.......................           6,984,688
  98,700   Intel............................................           7,316,138
  89,200   Lucent Technologies, Inc.........................           7,420,325
  80,300   Microsoft Corporation (b)........................           8,702,513
 163,300   Parametric Technology Corporation (b)............           4,429,513
 189,975   Paychex Incorporated.............................           7,729,608
  72,500   Tellabs Incorporated (b).........................           5,192,813
                                                              ------------------
                                                                      73,041,982
                                                              ------------------
  TRANSPORTATION (.8%)
    Trucking (.8%)
 113,600   CNF Transportation...............................           4,828,000
                                                              ------------------
  UTILITIES (.7%)
    Electric Companies (.7%)
  76,400   AES Corporation (b)..............................           4,015,775
                                                              ------------------
                                                                     385,028,993
Total common stock (cost: $274,601,057).....................
                                                              ------------------
PREFERRED STOCK (2.1%)
  FINANCIAL (2.1%)
    Real Estate Investment Trust (2.1%)
 102,000   Duke Realty Investment, Inc. 7.99%...............           5,431,500
  39,000   Nationwide Health Properties, Inc. 7.68%.........           3,999,937
  50,000   Security Capital Industrial, 8.54%...............           2,629,650
                                                              ------------------
                                                                      12,061,087
Total preferred stock (cost: $11,467,385)...................
                                                              ------------------

PRINCIPAL
----------
LONG-TERM DEBT SECURITIES (27.8%)
  GOVERNMENT OBLIGATIONS (10.1%)
    Federal Home Loan Mortgage Corporation (FHLMC) (.5%)
$1,612,569   FHLMC............................................     6.50% 02/01/16           1,619,809
 1,130,471   FHLMC............................................     6.50% 12/01/23           1,135,637
                                                                                   ------------------
                                                                                            2,755,446
                                                                                   ------------------
    Federal National Mortgage Association (FNMA) (1.8%)
 6,000,000   FNMA.............................................     5.75% 06/15/05           6,021,126
 3,250,000   FNMA.............................................     6.14% 03/24/03           3,253,143
   818,931   FNMA.............................................     6.50% 09/01/25             817,973
                                                                                   ------------------
                                                                                           10,092,242
                                                                                   ------------------

              See accompanying notes to investments in securities.

Asset Allocation Portfolio

                                                                                         MARKET
PRINCIPAL                                                                               VALUE(a)
----------                                                                         ------------------
  GOVERNMENT OBLIGATIONS--CONTINUED
    Government National Mortgage Association (GNMA) (1.1%)
$1,380,544   GNMA.............................................     7.00% 11/15/24     $     1,406,028
 1,738,521   GNMA.............................................     7.00% 10/15/25           1,767,815
   204,071   GNMA.............................................     7.50% 06/20/02             206,732
    94,984   GNMA.............................................     7.50% 07/20/02              96,223
   504,178   GNMA.............................................     7.50% 05/15/24             518,511
 2,074,006   GNMA.............................................     7.50% 10/15/27           2,131,477
                                                                                   ------------------
                                                                                            6,126,786
                                                                                   ------------------
    State and Local Government Obligations (.7%)
 1,700,000   Nebraska Investment Housing Revenue..............     6.60% 03/01/24           1,717,000
 2,170,000   Wyoming Community Development....................     6.85% 06/01/10           2,167,287
                                                                                   ------------------
                                                                                            3,884,287
                                                                                   ------------------
    U.S. Treasury (6.0%)
 6,700,000   U.S. Treasury Bond...............................     6.13% 11/15/27           7,179,472
 3,000,000   U.S. Treasury Note...............................     5.63% 02/15/06           3,012,189
11,625,000   U.S. Treasury Note...............................     6.38% 09/30/01          11,901,094
 8,150,000   U.S. Treasury Note...............................     6.63% 06/30/01           8,386,863
 3,800,000   U.S. Treasury Note...............................     7.25% 08/15/04           4,136,064
                                                                                   ------------------
                                                                                           34,615,682
                                                                                   ------------------
             Total government obligations (cost: $56,931,558)....................          57,474,443
                                                                                   ------------------
  CORPORATE OBLIGATIONS (17.7%)
    BASIC MATERIALS (.9%)
      Chemicals (.9%)
 4,836,556   Ciba Geigy Corporation 144A Issue (d)............     7.24% 01/02/16           5,177,001
                                                                                   ------------------
    CAPITAL GOODS (1.0%)
      Waste Management (1.0%)
 6,000,000   WMX Technologies, Inc............................     6.25% 10/15/00           6,005,598
                                                                                   ------------------
    COMMUNICATION SERVICES (2.0%)
      Telephone (2.0%)
 5,900,000   Cable and Wireless Communications (c)............     6.63% 03/06/05           5,947,259
 5,800,000   GTE Corporation..................................     6.94% 04/15/28           5,865,830
                                                                                   ------------------
                                                                                           11,813,089
                                                                                   ------------------
    CONSUMER CYCLICAL (.4%)
      Textiles (.4%)
 2,750,000   Reliance Industries Ltd. 144A Issue (c)(d).......    10.25% 01/15/97           2,468,208
                                                                                   ------------------
    CONSUMER STAPLES (3.0%)
      Broadcasting (1.1%)
 6,000,000   TCI Commumications, Inc..........................     8.25% 01/15/03           6,489,780
                                                                                   ------------------
      Entertainment (1.0%)
 5,800,000   Time Warner, Inc.................................     6.95% 01/15/28           5,829,638
                                                                                   ------------------
      Household Product (.9%)
 4,900,000   Premark International, Inc.......................    10.50% 09/15/00           5,337,531
                                                                                   ------------------
    FINANCIAL (9.8%)
      Asset-Backed Securities (1.7%)
 1,132,981   Paine Webber Mortgage Acceptance Corporation.....     6.93% 02/25/24           1,146,595
 7,178,000   PNC Bank Corporation.............................     6.73% 01/25/07           7,514,031
 1,000,000   Prudential Home Mortgage 144A Issue (d)..........     7.90% 04/28/22           1,008,850
                                                                                   ------------------
                                                                                            9,669,476
                                                                                   ------------------
      Auto Finance (.8%)
 4,500,000   Ford Motor Credit Company........................     6.38% 04/03/00           4,527,360
                                                                                   ------------------
      Banks (.7%)
 4,000,000   St. George Bank Capital Note 144A Issue (c)(d)...     8.49% 12/31/49           4,180,320
                                                                                   ------------------

              See accompanying notes to investments in securities.

Asset Allocation Portfolio

                                                                                         MARKET
PRINCIPAL                                                                               VALUE(a)
----------                                                                         ------------------
  CORPORATE OBLIGATIONS--CONTINUED
      Commercial Finance (1.0%)
$5,645,000   General Electric Capital Corporation.............     6.66% 05/01/18     $     5,724,165
                                                                                   ------------------
      Consumer Finance (.7%)
 3,700,000   Associates Corporation of North America..........     6.63% 05/15/01           3,758,826
                                                                                   ------------------
      Finance--Diversified (.6%)
 4,300,000   Guangdong Enterprises 144A Issue (c)(d)..........     8.88% 05/22/07           3,297,111
                                                                                   ------------------
      Investment Bankers/Brokers (2.2%)
 6,050,000   Lehman Brothers, Inc.............................     6.63% 02/15/08           6,116,828
 6,196,000   Morgan Stanley Dean Witter.......................     6.88% 03/01/07           6,428,474
                                                                                   ------------------
                                                                                           12,545,302
                                                                                   ------------------
      Real Estate Investment Trust (1.4%)
 6,250,000   Bradley Real Estate..............................     7.00% 11/15/04           6,342,588
 1,500,000   Security Capital Pacific Trust...................     7.50% 02/15/14           1,559,085
                                                                                   ------------------
                                                                                            7,901,673
                                                                                   ------------------
      Savings and Loans (.7%)
 3,750,000   Bank United Corporation..........................     8.88% 05/01/07           4,176,045
                                                                                   ------------------
    UTILITIES (.6%)
      Electric Companies (.6%)
 3,750,000   Enersis S.A. (c).................................     6.90% 12/01/06           3,590,138
                                                                                   ------------------
             Total corporate obligations (cost: $102,223,599)....................         102,491,261
                                                                                   ------------------
             Total long-term debt securities (cost: $159,155,157)................         159,965,704
                                                                                   ------------------

SHORT-TERM SECURITIES (2.3%)
  4,000,000   Bellsouth Telecommunications....................     5.61% 07/23/98      3,985,733
  2,230,000   Florida Power...................................     5.64% 07/15/98      2,224,778
  4,000,000   Kimberly Clark..................................     5.62% 07/06/98      3,996,175
  3,328,183   Temporary Investment Fund--Temp Fund Portfolio, current rate
                5.50%............................................................      3,328,183
                                                                                   -------------
              Total short-term securities (cost: $13,536,807)....................     13,534,869
                                                                                   -------------
              Total investments in securities (cost: $458,760,406) (e)...........  $ 570,590,653
                                                                                   -------------
                                                                                   -------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The portfolio held 3.4% of net assets in foreign securities as of June 30, 1998.
(d) Represents ownership in an illiquid security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. (See note 7 to the financial statements). Information concerning the illiquid securities held at June 30, 1998, which includes acquisition date and cost, is as follows:

                                         ACQUISITION
SECURITY                                    DATE           COST
---------------------------------------  -----------   ------------
Ciba Geigy Corporation 144A Issue......    various     $  4,886,550
Guangdong Enterprises 144A Issue.......    various        4,430,757
Prudential Home Mortgage 144A Issue....    7/19/96        1,055,615
Reliance Industries Ltd. 144A Issue....    various        2,964,720
St. George Bank Capital Note 144A          6/12/97        4,001,515
  Issue................................
                                                       ------------
                                                       $ 17,339,157
                                                       ------------
                                                       ------------

(e) At June 30, 1998 the cost of securities for federal income tax purposes was $459,915,280. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $116,501,885
Gross unrealized depreciation..........    (5,826,512)
                                         ------------
Net unrealized appreciation............  $110,675,373
                                         ------------
                                         ------------

Mortgage Securities Portfolio

INVESTMENTS IN SECURITIES

JUNE 30, 1998
(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                                         MARKET
PRINCIPAL                                                                               VALUE(a)
----------                                                                         ------------------
LONG-TERM DEBT SECURITIES (94.7%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (30.0%)
    Federal Home Loan Mortgage Corporation (FHLMC) (3.0%)
$1,000,000   FHLMC (c)........................................     3.50% 06/15/07     $       891,272
 1,697,547   FHLMC............................................     6.50% 12/01/23           1,705,305
   735,320   FHLMC............................................     7.00% 12/01/22             750,953
                                                                                   ------------------
                                                                                            3,347,530
                                                                                   ------------------
    Federal National Mortgage Association (FNMA) (6.3%)
 1,250,000   FNMA.............................................     5.00% 05/25/22           1,192,720
   725,939   FNMA.............................................     6.00% 07/01/07             723,972
   347,522   FNMA.............................................     6.50% 02/01/17             349,882
 1,192,873   FNMA.............................................     6.50% 03/01/17           1,200,698
   774,330   FNMA (g).........................................     6.90% 06/25/19             784,836
 1,185,415   FNMA.............................................     7.00% 09/01/17           1,212,952
 1,513,073   FNMA.............................................     8.00% 07/15/16           1,581,161
     7,420   FNMA.............................................     8.00% 05/01/22               7,712
                                                                                   ------------------
                                                                                            7,053,933
                                                                                   ------------------
    Government National Mortgage Association (GNMA) (16.5%)
   556,440   GNMA.............................................     7.00% 08/15/16             568,364
   302,079   GNMA.............................................     7.00% 09/15/16             308,552
   273,526   GNMA.............................................     7.00% 03/15/17             279,313
   237,068   GNMA.............................................     7.00% 05/15/17             242,084
   255,741   GNMA.............................................     7.00% 05/15/17             261,153
   589,130   GNMA.............................................     7.00% 06/15/17             601,596
   598,429   GNMA.............................................     7.00% 06/15/17             611,092
   320,727   GNMA.............................................     7.00% 07/15/17             327,513
    52,385   GNMA.............................................     7.00% 09/15/27              53,233
   471,168   GNMA.............................................     7.00% 11/15/27             478,791
    33,273   GNMA.............................................     7.00% 11/15/27              33,811
    79,649   GNMA.............................................     7.00% 01/15/28              80,925
   127,915   GNMA.............................................     7.00% 01/15/28             129,965
   252,250   GNMA.............................................     7.00% 01/15/28             256,291
    32,701   GNMA.............................................     7.00% 01/15/28              33,225
   182,841   GNMA.............................................     7.00% 01/15/28             185,770
   206,330   GNMA.............................................     7.00% 02/15/28             209,635
   345,235   GNMA.............................................     7.00% 02/15/28             350,765
   148,934   GNMA.............................................     7.00% 02/15/28             151,320
   197,266   GNMA.............................................     7.00% 02/15/28             200,427
   495,000   GNMA.............................................     7.00% 06/15/28             502,885
 1,500,000   GNMA (c).........................................     7.00% 07/01/28           1,523,895
   500,000   GNMA (c).........................................     7.00% 07/21/28             513,902
   265,553   GNMA.............................................     7.50% 01/15/26             272,938
   476,261   GNMA.............................................     7.50% 05/15/27             489,458
   350,933   GNMA.............................................     7.50% 07/15/27             360,657
   809,458   GNMA.............................................     7.50% 09/15/27             831,888
 1,136,002   GNMA.............................................     7.50% 11/15/27           1,167,481
   190,405   GNMA.............................................     7.50% 01/15/28             195,657
   183,223   GNMA.............................................     7.50% 01/15/28             188,277
   456,455   GNMA.............................................     7.50% 04/01/28             469,104
   504,189   GNMA.............................................     7.50% 04/15/28             518,094
   495,001   GNMA.............................................     7.50% 06/18/28             508,767
 1,500,000   GNMA (c).........................................     7.50% 07/21/28           1,541,707
 1,000,000   GNMA (c).........................................     7.50% 07/21/28           1,027,805
 1,276,728   GNMA.............................................     8.00% 05/20/22           1,318,822

              See accompanying notes to investments in securities.

Mortgage Securities Portfolio

                                                                                         MARKET
PRINCIPAL                                                                               VALUE(a)
----------                                                                         ------------------
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS--CONTINUED
$   16,088   GNMA.............................................     8.50% 10/20/16     $        17,003
   160,203   GNMA.............................................     8.50% 10/20/16             169,314
   145,222   GNMA.............................................     8.50% 12/20/16             153,481
   187,728   GNMA.............................................     8.50% 03/20/17             198,293
   260,154   GNMA.............................................     8.50% 05/20/17             274,795
   672,705   GNMA.............................................     8.50% 07/20/17             710,565
   286,845   GNMA.............................................     8.50% 08/20/17             302,988
       178   GNMA.............................................     8.50% 03/15/22                 188
                                                                                   ------------------
                                                                                           18,621,789
                                                                                   ------------------
    Other U.S. Government Agencies (4.2%)
   639,885   Vendee Mortgage Trust Participation Certificates
               (b)............................................     7.21% 02/15/25             661,198
 1,732,019   Vendee Mortgage Trust Participation Certificates
               (b)............................................     7.79% 02/15/25           1,822,409
 2,086,530   Vendee Mortgage Trust Participation Certificates
               (b)............................................     8.29% 12/15/26           2,232,587
                                                                                   ------------------
                                                                                            4,716,194
                                                                                   ------------------
             Total U.S government and agencies obligations (cost: $32,824,679)...          33,739,446
                                                                                   ------------------
  OTHER MORTGAGE-BACKED SECURITIES (63.8%)
    Asset-Backed Securities (2.6%)
   862,307   Structured Mortgage Asset Residential Trust 144A
               Issue (d)......................................     8.24% 03/15/01             868,236
 2,000,000   Team Fleet Financing 144A Issue (e)..............     7.80% 05/15/03           2,082,500
                                                                                   ------------------
                                                                                            2,950,736
                                                                                   ------------------
    Collateralized Mortgage Obligations/Mortgage Revenue Bonds
      (15.2%)
 1,020,903   American Housing Trust...........................     8.13% 06/25/18           1,049,456
 2,833,010   Bank Mart Funding Corporation 144A Issue (d).....     8.25% 02/20/19           2,833,010
 2,860,836   Bear Stearns Mortgage, Inc.......................     6.75% 01/30/28           2,839,380
   366,568   Black Diamond Mortgage Trust 144A Issue (e)......     6.78% 01/29/13             365,423
 3,000,000   California Housing Finance Agency................     7.76% 08/01/25           3,093,750
 1,300,000   California Housing Finance Agency................     8.16% 02/01/28           1,363,375
 1,000,000   Kidder Peabody Mortgage Asset Trust..............     7.45% 10/01/18           1,002,950
 1,000,000   Lehman Brothers Grantor Trust....................     7.00% 12/01/22           1,006,563
   500,000   Louisiana Housing Finance Agency.................     6.38% 12/01/23             498,095
   500,000   Missouri Housing Development.....................     6.67% 03/01/29             506,194
 1,000,000   Pennsylvania Housing Finance.....................     7.41% 10/01/17           1,022,126
 1,476,600   Wyoming Community Development....................     6.85% 06/01/10           1,474,754
                                                                                   ------------------
                                                                                           17,055,076
                                                                                   ------------------
    Commercial Mortgage-Backed Securities (8.6%)
 5,515,540   Asset Securitization Corporation 144A Issue
               (e)(f).........................................     2.38% 08/13/29             932,471
 1,872,495   Huntoon Page (d).................................     7.00% 12/01/19           1,879,517
 2,701,300   New York Dorm Authority (d)......................     7.75% 04/01/28           2,816,105
 1,788,950   Pleasant Hill Revenue Bond.......................     7.95% 09/20/15           1,952,352
 2,017,535   Rosewood Care Center.............................     7.25% 11/01/13           2,075,051
                                                                                   ------------------
                                                                                            9,655,496
                                                                                   ------------------
    Whole Loan Mortgage-Backed (37.4%)
 1,460,212   Banco Hipotecario Nacional 144A Issue (d)(h).....     7.92% 07/25/09           1,419,600
    97,685   Bank of America Corporation......................     8.38% 05/01/07              97,685
 1,320,040   Bear Stearns Mortgage, Inc.......................     8.00% 11/25/29           1,353,041
 3,108,926   Chase Mortgage Finance Corporation 144A Issue
               (e)............................................     6.62% 03/28/25           3,085,609
 1,590,825   Chase Mortgage Finance Corporation 144A Issue
               (e)............................................     6.62% 03/28/25           1,555,031
 1,450,156   Chase Mortgage Finance Corporation 144A Issue
               (e)............................................     6.96% 08/28/24           1,395,322
 2,850,000   CSFB Finance Company 144A Issue (d)..............     7.18% 11/15/05           2,842,875
 1,035,423   CSFB Mortgage Securities 144A Issue (e)..........     7.77% 05/30/23           1,062,603
   172,148   First Bank Systems...............................     3.19% 03/25/08             150,285
 1,206,135   GE Capital Mortgage Services 144A Issue (e)......     6.00% 12/25/08           1,181,205
 2,750,000   GE Capital Mortgage Services 144A Issue (e)......     7.34% 04/25/24           2,677,290
   890,980   International Capital Markets 144A Issue (d).....     8.25% 09/01/15             902,674
 1,740,075   Lehman Structure Securities 144A Issue (e).......     6.62% 03/28/24           1,724,306
 2,929,885   Metropolitan Asset Funding 144A Issue (e)........     6.98% 05/20/12           2,926,222

              See accompanying notes to investments in securities.

Mortgage Securities Portfolio

                                                                                         MARKET
PRINCIPAL                                                                               VALUE(a)
----------                                                                         ------------------
  OTHER MORTGAGE-BACKED SECURITIES--CONTINUED
$2,217,164   Morgan Stanley Capital 144A Issue (e)............     6.98% 06/29/26     $     2,201,921
 2,072,697   Morgan Stanley Capital 144A Issue (e)............     6.98% 06/29/26           2,020,879
 1,720,500   Paine Webber Mortgage............................     6.75% 01/25/24           1,730,685
   662,967   Paine Webber Mortgage Acceptance Corporation.....     8.13% 07/25/09             678,713
 1,470,660   Prudential Home Mortgage.........................     7.38% 06/25/22           1,647,140
 1,781,250   Prudential Home Mortgage.........................     6.05% 04/25/24           1,732,265
   400,000   Prudential Home Mortgage.........................     8.00% 09/25/22             416,168
   393,989   Prudential Home Mortgage 144A Issue (d)..........     7.50% 08/25/07             394,669
 1,000,000   Prudential Home Mortgage 144A Issue (e)..........     7.90% 04/28/22           1,010,410
 2,380,536   Prudential Home Mortgage 144A Issue (e)..........     7.90% 04/28/22           2,390,439
 1,500,000   Prudential Home Mortgage 144A Issue (e)..........     7.90% 04/28/22           1,513,275
 2,000,000   Prudential Home Mortgage 144A Issue (e)..........     7.90% 04/28/22           2,021,860
     7,243   Travelers Mortgage Services, Inc.................    10.00% 06/25/01               7,217
 1,891,925   Tryon Mortgage Funding...........................     7.75% 12/20/09           1,934,520
                                                                                   ------------------
                                                                                           42,073,909
                                                                                   ------------------
             Total other mortgage-backed securities (cost: $70,611,858)..........          71,735,217
                                                                                   ------------------
  CORPORATE OBLIGATIONS (.9%)
 1,000,000   Security Capital Pacific Trust...................     7.50% 02/15/14           1,039,390
                                                                                   ------------------
             Total corporate obligations (cost: $990,277)........................           1,039,390
                                                                                   ------------------
             Total long-term debt securities (cost: $104,426,814)................         106,514,053
                                                                                   ------------------

  SHARES
----------
PREFERRED STOCK (1.9%)
  FINANCIAL (1.9%)
    Real Estate Investment Trust (1.9%)
    39,000   Duke Realty Investment, Inc. 7.99%..................................      2,076,750
                                                                                   -------------
             Total preferred stock (cost: $1,958,360)............................      2,076,750
                                                                                   -------------

PRINCIPAL
----------
SHORT-TERM SECURITIES (3.1%)
$1,320,000   Bell Atlantic CP..................................    5.60% 07/06/98      1,318,738
   430,013   Temporary Investment Fund--Temp Fund Portfolio, current rate
               5.50%.............................................................        430,013
 1,790,000   U.S. Treasury Bill................................    5.04% 08/27/98      1,776,085
                                                                                   -------------
             Total short-term securities (cost: $3,525,125)......................      3,524,836
                                                                                   -------------
             Total investments in securities (cost: $109,910,299) (i)............  $ 112,115,639
                                                                                   -------------
                                                                                   -------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Represents a debt security with a weighted average net pass-through rate which varies based on the pool of underlying collateral. The rate disclosed is the rate in effect at June 30, 1998.
(c) At June 30, 1998 the total cost of investments issued on a when-issued or forward commitment basis is $5,602,617.
(d) Represents ownership in an illiquid security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. (See note 7 to the financial statements.) Information concerning the illiquid securities held at June 30, 1998 includes acquisition date and cost, is as follows:

                                                                                  ACQUISITION
SECURITY                                                                             DATE          COST
--------------------------------------------------------------------------------  -----------  ------------
Banco Hipotecario Nacional 144A Issue...........................................    4/30/97    $  1,460,212
Bank Mart Funding Corporation 144A Issue........................................    various       2,830,653
CSFB Finance Company 144A Issue.................................................    6/28/95       2,837,091
Huntoon Page....................................................................   10/28/97       1,879,260
International Capital Markets 144A Issue........................................    1/9/95          846,408
New York Dorm Authority.........................................................    5/2/98        2,784,190
Prudential Home Mortgage 144A Issue.............................................    5/29/98         394,099
Structured Mortgage Asset Residential Trust 144A Issue..........................    3/3/97          862,307
                                                                                               ------------
                                                                                               $ 10,201,260
                                                                                               ------------
                                                                                               ------------

Mortgage Securities Portfolio

Notes to Investments in Securities--continued
------------------------------
(e) Long term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the board of directors.
(f) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.
(g) Represents a debt security that pays no interest and principal during its accrual period, but accrues additional principal at specific rates. The interest rate disclosed represents current yield based upon estimated future cash flows.
(h) At June 30, 1998 the Portfolio held 1.2% of net assets in foreign securities.
(i) At June 30, 1998 the cost of securities for federal income tax purposes was $109,916,810. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $2,457,305
Gross unrealized depreciation..........    (258,476)
                                         ----------
Net unrealized appreciation............  $2,198,829
                                         ----------
                                         ----------

Index 500 Portfolio

INVESTMENTS IN SECURITIES

JUNE 30, 1998
(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                      MARKET
  SHARES                                                             VALUE(a)
----------                                                      ------------------
COMMON STOCK (96.7%)
  BASIC MATERIALS (4.1%)
    Agriculture Product (.3%)
    31,108   Archer Daniels Midland Company...................     $       602,718
     9,000   Cognizant Corporation (b)........................             567,000
    13,300   Pioneer Hi-Bred International....................             550,287
                                                                ------------------
                                                                         1,720,005
                                                                ------------------
    Aluminum (.2%)
    12,375   Alcan Aluminium Limited (c)......................             341,859
     9,400   Aluminum Company Of America......................             619,812
     4,000   Reynolds Metals Company..........................             223,750
                                                                ------------------
                                                                         1,185,421
                                                                ------------------
    Chemicals (2.4%)
    12,800   Air Products and Chemicals, Inc..................             512,000
     3,900   BF Goodrich Company..............................             193,537
    12,400   Dow Chemical Company.............................           1,198,925
    61,700   DuPont...........................................           4,604,362
     3,825   Eastman Chemical Company.........................             238,106
     7,000   Ecolab, Inc......................................             217,000
     7,787   Engelhard Corporation............................             157,687
     1,900   FMC Corporation (b)..............................             129,556
     2,900   Great Lakes Chemical Corporation.................             114,369
     5,200   Hercules Incorporated............................             213,850
     5,900   International Flavors &
               Fragrances.....................................             256,281
    32,300   Monsanto Company.................................           1,804,762
     7,100   Morton International, Inc........................             177,500
     3,600   Nalco Chemical Company...........................             126,450
     9,700   PPG Industries, Inc..............................             674,756
     8,600   Praxair, Inc.....................................             402,587
     3,400   Rohm And Haas Company............................             353,387
     5,000   Sigma-Aldrich....................................             175,625
     6,700   Union Carbide Corporation........................             357,612
     4,000   W.R. Grace & Co. (b).............................              68,250
                                                                ------------------
                                                                        11,976,602
                                                                ------------------
    Iron and Steel (.2%)
    10,662   Allegheny Teledyne Incorporated..................             243,893
     5,800   Armco, Inc. (b)..................................              36,975
     6,900   Bethlehem Steel Corporation (b)..................              85,819
     2,600   Inland Steel Industries, Inc.....................              73,287
     5,000   Nucor Corporation................................             230,000
     4,640   USX--U.S. Steel Group, Inc.......................             153,120
     5,200   Worthington Industries...........................              78,325
                                                                ------------------
                                                                           901,419
                                                                ------------------
    Mining (.3%)
     2,200   Asarco Incorporated..............................              48,950
    20,300   Barrick Gold Corporation (c).....................             389,506
    12,500   Battle Mountain Gold.............................              74,219
     5,000   Cyprus Amax Minerals Company.....................              66,250
    10,100   Freeport-McMoran Copper..........................             153,394
    11,500   Homestake Mining Company.........................             119,312
     9,100   Inco Limited (c).................................             123,987
     8,522   Newmont Mining Corporation.......................             201,332

                                                                      MARKET
  SHARES                                                             VALUE(a)
----------                                                      ------------------
  BASIC MATERIALS--CONTINUED
     3,200   Phelps Dodge Corporation.........................     $       183,000
    13,400   Placer Dome, Inc. (c)............................             157,450
                                                                ------------------
                                                                         1,517,400
                                                                ------------------
    Paper and Forest (.7%)
     2,900   Bemis Company, Inc...............................             118,537
     2,966   Boise Cascade Corporation........................              97,136
     5,200   Champion International Corporation...............             255,775
    11,000   Fort James Corporation...........................             489,500
     5,000   Georgia-Pacific Corporation......................             294,687
    16,500   International Paper Company......................             709,500
     5,600   Louisiana-Pacific Corporation....................             102,200
     5,700   Mead Corporation.................................             180,975
     1,600   Potlatch Corporation.............................              67,200
     5,400   Stone Container Corporation (b)..................              84,375
     3,100   Temple-Inland, Inc...............................             167,012
     3,750   Union Camp Corporation...........................             186,094
     5,000   Westvaco Corporation.............................             141,250
    10,900   Weyerhaeuser Company.............................             503,444
     6,000   Willamette Industries, Inc.......................             192,000
                                                                ------------------
                                                                         3,589,685
                                                                ------------------
  CAPITAL GOODS (7.9%)
    Aerospace/Defense (1.8%)
    30,700   Allied-Signal, Inc...............................           1,362,312
    54,530   Boeing Company...................................           2,429,993
     6,800   General Dynamics Corporation.....................             316,200
    10,619   Lockheed Martin Corporation......................           1,124,287
     3,700   Northrop Grumman Corporation.....................             381,562
    18,500   Raytheon Company.................................           1,093,812
    10,900   Rockwell International Corporation...............             523,881
     9,000   Textron, Inc.....................................             645,187
    12,900   United Technologies Corporation..................           1,193,250
                                                                ------------------
                                                                         9,070,484
                                                                ------------------
    Containers--Metal/Glass (.2%)
     1,600   Ball Corporation.................................              64,300
     7,000   Crown Cork & Seal Company, Inc...................             332,500
     8,400   Owens-Illinois, Inc. (b).........................             375,900
                                                                ------------------
                                                                           772,700
                                                                ------------------
    Electrical Equipment (3.8%)
    12,000   AMP Incorporated.................................             412,500
    38,700   CBS Corporation..................................           1,228,725
     6,600   Cooper Industries................................             362,587
   178,500   General Electric Company.........................          16,243,500
     6,900   Honeywell, Inc...................................             576,581
     3,800   Raychem Corporation..............................             112,337
     8,600   Thermo Electron Corporation (b)..................             294,012
                                                                ------------------
                                                                        19,230,242
                                                                ------------------
    Engineering/Construction (.3%)
    20,300   Caterpillar, Inc.................................           1,073,362
     4,500   Fluor Corporation................................             229,500
     2,200   Foster Wheeler Corporation.......................              47,162

              See accompanying notes to investments in securities.

Index 500 Portfolio

                                                                      MARKET
  SHARES                                                             VALUE(a)
----------                                                      ------------------
  CAPITAL GOODS--CONTINUED
     2,600   Harnischfeger Industries, Inc....................     $        73,612
                                                                ------------------
                                                                         1,423,636
                                                                ------------------
    Machinery (.4%)
     1,300   Briggs & Stratton Corporation....................              48,669
     3,600   Case Corporation.................................             173,700
     2,100   Cincinnati Milacron, Inc.........................              51,056
    13,600   Deere & Company..................................             719,100
    11,200   Dover Corporation................................             383,600
     9,000   Ingersoll-Rand Company...........................             396,563
     1,000   Nacco Industries.................................             129,250
                                                                ------------------
                                                                         1,901,938
                                                                ------------------
    Manufacturing (.9%)
     1,500   Aeroquip-Vickers, Inc............................              87,562
     5,600   Avery Dennison Corporation.......................             301,000
    13,600   Illinois Tool Works, Inc.........................             906,950
     4,400   Johnson Controls.................................             251,625
     2,300   Millipore Corporation............................              62,675
     2,300   National Service Industries, Inc.................             117,012
     6,799   Pall Corporation.................................             139,379
     5,300   Parker Hannifin Corporation......................             202,062
     3,912   Sealed Air (b)...................................             143,766
     9,200   Tenneco, Inc.....................................             350,175
    31,200   Tyco International, Ltd..........................           1,965,600
                                                                ------------------
                                                                         4,527,806
                                                                ------------------
    Metal Fabrication ( -- )
     3,400   Timken Company...................................             104,762
                                                                ------------------
    Office Equipment (.2%)
     7,300   Ikon Office Solutions............................             106,306
     4,800   Moore Corporation Limited (c)....................              63,600
    14,900   Pitney Bowes, Inc................................             717,062
                                                                ------------------
                                                                           886,968
                                                                ------------------
    Trucks and Parts (.1%)
     2,100   Cummins Engine Company, Inc......................             107,625
     2,950   Navistar International Corporation (b)...........              85,181
     4,280   Paccar, Inc......................................             223,630
                                                                ------------------
                                                                           416,436
                                                                ------------------
    Waste Management (.2%)
    10,000   Browning-Ferris Industries.......................             347,500
    24,400   WMX Technologies, Inc............................             854,000
                                                                ------------------
                                                                         1,201,500
                                                                ------------------
  COMMUNICATION SERVICES (6.8%)
    Cellular (.4%)
    30,100   Airtouch Communications (b)......................           1,758,969
    14,300   Nextel Communications, Inc. (b)..................             355,712
                                                                ------------------
                                                                         2,114,681
                                                                ------------------
    Telecommunication (1.3%)
    38,200   MCI Communications...............................           2,220,375
    23,400   Sprint Corporation...............................           1,649,700
    55,200   Worldcom, Inc. (b)...............................           2,673,750
                                                                ------------------
                                                                         6,543,825
                                                                ------------------
    Telephone (5.1%)
    10,000   Alltel Corporation...............................             465,000
    59,700   Ameritech........................................           2,679,037
                                                                      MARKET
  SHARES                                                             VALUE(a)
----------                                                      ------------------
  COMMUNICATION SERVICES--CONTINUED
    88,535   AT&T Corporation.................................     $     5,057,562
    85,618   Bell Atlantic Corporation........................           3,906,321
    54,100   Bellsouth Corporation............................           3,631,462
     8,900   Frontier Corporation.............................             280,350
    52,200   GTE Corporation..................................           2,903,625
    33,100   MediaOne, Inc. (b)...............................           1,454,331
    99,912   SBC Communications, Inc..........................           3,996,480
    27,203   US West Communications Group.....................           1,278,543
                                                                ------------------
                                                                        25,652,711
                                                                ------------------
  CONSUMER CYCLICAL (10.2%)
    Auto (2.1%)
    35,300   Chrysler Corporation Holding Company.............           1,990,037
     4,200   Cooper Tire & Rubber Company.....................              86,625
     5,700   Dana Corporation.................................             304,950
     4,100   Eaton Corporation................................             318,775
     3,400   Echlin, Inc......................................             166,812
    65,400   Ford Motor Company...............................           3,858,600
    38,600   General Motors Corporation.......................           2,578,962
     8,500   Goodyear Tire & Rubber Company...................             547,719
     6,400   ITT Industries...................................             239,200
     3,400   Pep Boys.........................................              64,387
     3,250   Snap-On Incorporated.............................             117,812
     6,400   TRW, Inc.........................................             349,600
                                                                ------------------
                                                                        10,623,479
                                                                ------------------
    Building Materials (.3%)
     2,200   Armstrong World Industries, Inc..................             148,225
     3,200   Centex Corporation...............................             120,800
     2,500   Crane Company....................................             121,406
     2,000   Fleetwood Enterprises, Inc.......................              80,000
     2,100   Kaufman & Broad Home Corporation.................              66,675
     9,000   Masco Corporation................................             544,500
     2,900   Owens Corning....................................             118,356
     2,300   Pulte Corporation................................              68,712
                                                                ------------------
                                                                         1,268,674
                                                                ------------------
    Construction ( -- )
     3,900   American Greetings...............................             198,656
     2,100   Jostens, Inc.....................................              50,662
                                                                ------------------
                                                                           249,318
                                                                ------------------
    Distribution Durables (.1%)
     9,650   Genuine Parts Company............................             333,528
                                                                ------------------
    Hardware and Tools (.1%)
     5,200   Black & Decker Corporation.......................             317,200
     4,800   The Stanley Works................................             199,500
                                                                ------------------
                                                                           516,700
                                                                ------------------
    Houseware (.2%)
    12,600   Corning, Inc.....................................             437,850
     5,200   Maytag Corporation...............................             256,750
     4,100   Whirlpool Corporation............................             281,875
                                                                ------------------
                                                                           976,475
                                                                ------------------
    Leisure (.2%)
     5,400   Brunswick Corporation............................             133,650
     7,200   Hasbro, Inc......................................             283,050

              See accompanying notes to investments in securities.

Index 500 Portfolio

                                                                      MARKET
  SHARES                                                             VALUE(a)
----------                                                      ------------------
  CONSUMER CYCLICAL--CONTINUED
    15,841   Mattel, Inc......................................     $       670,272
                                                                ------------------
                                                                         1,086,972
                                                                ------------------
    Lodging--Hotel (.2%)
    13,600   Hilton Hotels Corporation........................             387,600
    13,900   Marriott International...........................             450,012
                                                                ------------------
                                                                           837,612
                                                                ------------------
    Photography/Imagery (.6%)
    17,700   Eastman Kodak Company............................           1,293,206
     2,400   Polaroid Corporation.............................              85,350
    17,800   Xerox Corporation................................           1,808,925
                                                                ------------------
                                                                         3,187,481
                                                                ------------------
    Publishing (.8%)
     5,200   Dow Jones & Company, Inc.........................             289,900
     9,260   Dun & Bradstreet Corporation (b).................             334,517
    15,500   Gannett Company..................................           1,101,469
     4,300   Knight-Ridder, Inc...............................             236,769
     5,400   McGraw-Hill Companies, Inc.......................             440,437
     2,800   Meredith Corporation.............................             131,425
     5,200   New York Times Company...........................             412,100
     7,900   R.R. Donnelly & Sons Company.....................             361,425
     4,800   Times Mirror Company.............................             301,800
     6,700   Tribune Company..................................             461,044
                                                                ------------------
                                                                         4,070,886
                                                                ------------------
    Retail (4.6%)
     8,200   Autozone, Inc. (b)...............................             261,887
     5,400   Circuit City Stores, Inc.........................             253,125
     5,800   Consolidated Stores Corporation (b)..............             210,250
    11,700   Costco Companies, Inc. (b).......................             737,831
    23,800   Datyon Hudson Corporation........................           1,154,300
     6,000   Dillards, Inc....................................             248,625
    11,400   Federated Department Stores (b)..................             613,462
    21,600   Gap Incorporated.................................           1,331,100
     3,800   Harcourt General, Inc............................             226,100
    39,886   Home Depot, Inc..................................           3,313,031
    13,600   JC Penny Company.................................             983,450
    26,600   K Mart Corporation (b)...........................             512,050
    19,800   Lowe's Companies, Inc............................             803,137
    12,900   May Department Stores Company....................             844,950
     2,000   Mercantile Stores Company, Inc...................             157,875
    15,800   Nike, Inc........................................             769,262
     4,200   Nordstrom, Inc...................................             324,450
     3,000   Reebok International, Ltd. (b)...................              83,062
    21,400   Sears, Roebuck & Company.........................           1,306,737
     9,400   Sherwin-Williams Company.........................             311,375
     5,600   Tandy Corporation................................             297,150
    11,800   The Limited, Inc.................................             390,875
    17,200   TJX Companies Incorporated.......................             414,950
    15,450   Toys R Us (b)....................................             364,041
     7,300   Venator Group (b)................................             139,612
   122,500   Wal-Mart Stores..................................           7,441,875
                                                                ------------------
                                                                        23,494,562
                                                                ------------------
    Service (.8%)
    44,182   Cendant Corporation (b)..........................             922,299
     8,100   Equifax Incorporated.............................             294,131
     5,900   H & R Block, Inc.................................             248,537
     5,400   Harrah's Entertainment (b).......................             125,550
     6,900   Interpublic Group Company........................             418,744
                                                                      MARKET
  SHARES                                                             VALUE(a)
----------                                                      ------------------
  CONSUMER CYCLICAL--CONTINUED
     9,700   Mirage Resort, Inc. (b)..........................     $       206,731
     8,800   Omnicom Group....................................             438,900
    13,700   Service Corporation International................             587,387
    27,600   Tele-Communications, Inc. (b)....................           1,060,875
                                                                ------------------
                                                                         4,303,154
                                                                ------------------
    Textiles (.2%)
     3,900   Fruit Of The Loom (b)............................             129,431
     3,600   Liz Clairborne, Inc..............................             188,100
     1,900   Russell Corporation..............................              57,356
     1,100   Springs Industries, Inc..........................              50,737
     6,600   V. F. Corporation................................             339,900
                                                                ------------------
                                                                           765,524
                                                                ------------------
  CONSUMER STAPLES (14.1%)
    Beverage (3.4%)
    26,700   Anheuser-Busch Companies, Inc....................           1,259,906
     3,800   Brown-Forman, Inc................................             244,150
   134,900   Coca-Cola Company................................          11,533,950
     2,000   Coors Company....................................              68,000
    82,700   Pepsico, Inc.....................................           3,406,206
    19,400   The Seagram Company, Ltd. (c)....................             794,187
                                                                ------------------
                                                                        17,306,399
                                                                ------------------
    Broadcasting (.3%)
     6,700   Clear Channel Communications (b).................             731,137
    19,000   Comcast Corporation..............................             771,282
                                                                ------------------
                                                                         1,502,419
                                                                ------------------
    Entertainment (1.5%)
     4,000   King World Productions, Inc. (b).................             102,000
    31,500   Time Warner, Inc.................................           2,691,281
    19,230   Viacom (b).......................................           1,120,147
    36,882   Walt Disney Company..............................           3,874,915
                                                                ------------------
                                                                         7,788,343
                                                                ------------------
    Food (2.4%)
    15,700   Best Foods.......................................             911,581
    24,900   Campbell Soup Company............................           1,322,812
    25,850   ConAgra, Inc.....................................             819,122
     8,600   General Mills, Inc...............................             588,025
     7,800   Hershey Foods Corporation........................             538,200
    19,900   HJ Heinz Company.................................           1,116,887
    22,400   Kellogg Company..................................             841,400
     7,500   Quaker Oats Company..............................             412,031
     5,900   Ralston-Purina Group.............................             689,194
    25,800   Sara Lee Corporation.............................           1,443,187
    34,900   Unilever N.V. (c)................................           2,754,919
     6,300   Wm. Wrigley Jr. Company..........................             617,400
                                                                ------------------
                                                                        12,054,758
                                                                ------------------
    Food & Health (.1%)
    18,500   Sysco Corporation................................             474,062
                                                                ------------------
    Household Product (3.2%)
     5,600   Clorox Company...................................             534,100
    16,100   Colgate Palmolive Company........................           1,416,800
    61,100   Gillette Company.................................           3,463,606
    30,300   Kimberly-Clark Corporation.......................           1,390,012
    22,300   Minnesota Mining and Manufacturing...............           1,832,781
     8,700   Newell Company...................................             433,369
    73,168   Procter & Gamble Company.........................           6,662,861

              See accompanying notes to investments in securities.

Index 500 Portfolio

                                                                      MARKET
  SHARES                                                             VALUE(a)
----------                                                      ------------------
  CONSUMER STAPLES--CONTINUED
     8,100   Rubbermaid Incorporated..........................     $       268,819
     3,300   Tupperware Corporation...........................              92,812
                                                                ------------------
                                                                        16,095,160
                                                                ------------------
    Personal Care (.1%)
     3,000   Alberto-Culver Company...........................              87,000
     7,200   Avon Products....................................             558,000
                                                                ------------------
                                                                           645,000
                                                                ------------------
    Restaurants (.6%)
     8,100   Darden Restaurants, Inc..........................             128,587
    37,600   McDonalds Corporation............................           2,594,400
     8,230   Tricon Global Restaurants (b)....................             260,788
     7,200   Wendy's International, Inc.......................             169,200
                                                                ------------------
                                                                         3,152,975
                                                                ------------------
    Retail (1.0%)
    13,400   Albertson's Incorporated.........................             694,287
    14,900   American Stores Company..........................             360,394
    21,400   CVS Corporation..................................             833,263
     3,200   Giant Food, Inc..................................             137,800
    13,600   Kroger Company (b)...............................             583,100
     1,400   Longs Drug Stores Corporation....................              40,425
    13,800   Rite Aid Corporation.............................             518,363
     3,300   Super Valu, Inc..................................             146,438
     2,000   The Great Atlantic & Pacific.....................              66,125
    27,000   Walgreen Company.................................           1,115,438
     8,100   Winn-Dixie Stores, Inc...........................             414,619
                                                                ------------------
                                                                         4,910,252
                                                                ------------------
    Service (.3%)
    16,300   Automatic Data Processing, Inc...................           1,187,863
     3,600   Ceridian Corporation (b).........................             211,500
     4,400   Deluxe Corporation...............................             157,575
                                                                ------------------
                                                                         1,556,938
                                                                ------------------
    Tobacco (1.2%)
     9,300   Fortune Brands, Inc..............................             357,469
   132,200   Philip Morris Companies, Inc.....................           5,205,375
     9,900   UST, Inc.........................................             267,300
                                                                ------------------
                                                                         5,830,144
                                                                ------------------
  ENERGY (7.1%)
    Oil (5.7%)
     5,000   Amerada Hess Corporation.........................             271,563
    53,200   Amoco Corporation................................           2,214,450
    35,900   Chevron Corporation..............................           2,981,944
   134,500   Exxon Corporation................................           9,591,531
    42,800   Mobil Corporation................................           3,279,550
    18,400   Occidental Petroleum Corporation.................             496,800
     2,600   Pennzoil Company.................................             131,625
    14,300   Phillips Petroleum Company.......................             689,081
   116,900   Royal Dutch Petroleum (c)........................           6,407,581
    29,900   Texaco, Inc......................................           1,784,656
    13,400   Unocal Corporation...............................             479,050
    15,700   USX--Marathon Group..............................             538,706
                                                                ------------------
                                                                        28,866,537
                                                                ------------------
    Oil & Gas (1.4%)
     3,300   Anadarko Petroleum Corporation...................             221,719
     5,200   Apache Corporation...............................             163,800
     4,100   Ashland, Inc.....................................             211,663
                                                                      MARKET
  SHARES                                                             VALUE(a)
----------                                                      ------------------
  ENERGY--CONTINUED
    17,500   Atlantic Richfield Company.......................     $     1,367,188
     8,600   Baker Hughes Incorporated........................             297,238
     9,580   Burlington Resources, Inc........................             412,539
     9,500   Dresser Industries, Inc..........................             418,594
     1,100   Eastern Enterprises..............................              47,163
    14,300   Halliburton Company..............................             637,244
     2,700   Helmerich & Payne................................              60,075
     2,600   Kerr-McGee Corporation...........................             150,475
     3,300   McDermott International, Inc.....................             113,644
     5,700   Oryx Energy Company (b)..........................             126,113
     4,700   Rowan Company (b)................................              91,356
    27,500   Schlumberger Limited.............................           1,878,594
     5,100   Sun Company, Inc.................................             197,944
    13,800   Union Pacific Resources Group....................             242,363
     3,000   Western Atlas Corporation (b)....................             254,625
                                                                ------------------
                                                                         6,892,337
                                                                ------------------
  FINANCIAL (17.8%)
    Auto Finance (.2%)
    14,880   Fleet Financial Group, Inc.......................           1,242,480
                                                                ------------------
    Banks (8.0%)
    35,163   Banc One Corporation.............................           1,962,552
    15,800   Bank Of Boston Corporation.......................             878,875
    20,600   Bank of New York, Inc............................           1,250,163
    37,808   Bankamerica Corporation..........................           3,268,029
     5,400   Bankers Trust New York Corporation...............             626,738
     7,800   BB&T Corporation.................................             527,475
    46,068   Chase Manhattan Corporation......................           3,478,134
    25,300   Citicorp.........................................           3,776,025
     8,550   Comerica.........................................             566,438
    12,650   Fifth Third Bancorp..............................             796,950
    15,837   First Chicago NBD Corporation....................           1,403,554
    52,708   First Union Corporation..........................           3,070,241
    10,400   Huntington Bancshares............................             348,400
     9,700   J.P. Morgan & Company, Inc.......................           1,136,113
    23,900   Keycorp..........................................             851,438
    13,900   Mellon Bank Corporation..........................             967,788
     7,100   Mercantile Bancorporation........................             357,663
    18,400   National City Corporation........................           1,306,400
    51,237   Nationsbank Corporation..........................           3,919,631
     6,100   Northern Trust Corporation.......................             465,125
    41,100   Norwest Corporation..............................           1,536,113
    16,600   PNC Bank Corporation.............................             893,288
     6,000   Republic New York Corporation....................             377,625
     8,600   State Street Corporation.........................             597,700
     9,600   Summit Bancorp...................................             456,000
    11,500   Suntrust Banks, Inc..............................             935,094
    14,300   Synovus Financial Corporation....................             339,625
    40,084   U.S. Bancorp.....................................           1,723,612
    11,200   Wachovia Corporation.............................             946,400
     5,266   Wells Fargo & Company............................           1,943,154
                                                                ------------------
                                                                        40,706,343
                                                                ------------------
    Consumer Finance (1.4%)
    25,400   American Express Company.........................           2,895,600
    18,889   Associates First Capital Corporation.............           1,452,092
     2,900   Beneficial Corporation...........................             444,244
     7,400   Green Tree Financial Corporation.................             316,813
    17,500   Household International, Inc.....................             870,625

              See accompanying notes to investments in securities.

Index 500 Portfolio

                                                                      MARKET
  SHARES                                                             VALUE(a)
----------                                                      ------------------
  FINANCIAL--CONTINUED
    27,287   MBNA Corporation.................................     $       900,471
                                                                ------------------
                                                                         6,879,845
                                                                ------------------
    Finance--Diversified (2.1%)
    13,856   American General Corporation.....................             986,374
    14,500   Charles Schwab Corporation.......................             471,250
    37,900   Federal Home Loan Mortgage Corporation...........           1,783,669
    57,900   Federal National Mortgage Association............           3,517,425
     6,200   MGIC Investment Corporation......................             353,788
    30,500   S&P 500 Depositary Receipt.......................           3,456,031
                                                                ------------------
                                                                        10,568,537
                                                                ------------------
    Insurance (4.6%)
     8,155   Aetna Incorporated...............................             620,799
    23,357   Allstate Corporation.............................           2,138,625
    38,320   American International Group.....................           5,594,720
     9,100   Aon Corporation..................................             639,275
     9,300   Chubb Corporation................................             747,488
    12,100   Cigna Corporation................................             834,900
     8,900   Cincinnati Financial Corporation.................             341,538
    10,300   Conseco, Inc.....................................             481,525
     4,600   General RE Corporation...........................           1,166,100
     6,500   ITT Hartford Group...............................             743,438
     5,800   Jefferson-Pilot Corporation......................             336,038
     5,600   Lincoln National Corporation.....................             511,700
     6,300   Loews Corporation................................             548,888
    13,950   Marsh & McLennen.................................             843,103
     5,300   MBIA, Inc........................................             396,838
     4,400   Progressive Corporation..........................             620,400
     5,200   Providian Financial..............................             408,525
     7,700   Safeco Corporation...............................             349,869
    12,517   St. Paul Companies, Inc..........................             526,511
    10,600   SunAmerica Incorporated..........................             608,838
     7,600   Torchmark Corporation............................             347,700
     3,700   Transamerica Corporation.........................             425,963
    62,514   Travelers Group Incorporated.....................           3,789,911
     7,600   Unum Corporation.................................             421,800
                                                                ------------------
                                                                        23,444,492
                                                                ------------------
    Investment Bankers/Brokers (1.1%)
    13,400   Franklin Resources, Inc..........................             723,600
     5,600   Lehman Brothers Holdings, Inc....................             434,350
    18,200   Merrill Lynch & Co., Inc.........................           1,678,950
    32,330   Morgan Stanley Dean Witter.......................           2,954,154
                                                                ------------------
                                                                         5,791,054
                                                                ------------------
    Public Finance (.1%)
     5,900   Countrywide Credit Industries....................             299,425
                                                                ------------------
    Savings and Loans (.3%)
     3,100   Golden West Financial Corporation................             329,569
     6,000   H.F. Ahmanson & Company..........................             426,000
    21,035   Washington Mutual Incorporated...................             913,708
                                                                ------------------
                                                                         1,669,277
                                                                ------------------
  HEALTH CARE (11.3%)
    Biotechnology (.2%)
    14,300   Amgen, Inc. (b)..................................             934,863
                                                                ------------------
                                                                      MARKET
  SHARES                                                             VALUE(a)
----------                                                      ------------------
  HEALTH CARE--CONTINUED
    Drugs (6.3%)
    54,200   Bristol-Myers Squibb Company.....................     $     6,229,613
     6,300   Cardinal Health Incorporated.....................             590,625
    60,500   Eli Lilly & Company..............................           3,996,781
    65,400   Merck & Co., Inc.................................           8,747,250
    70,500   Pfizer, Inc......................................           7,662,469
    27,655   Pharmacia & Upjohn...............................           1,275,587
    39,900   Schering Plough Corporation......................           3,655,838
                                                                ------------------
                                                                        32,158,163
                                                                ------------------
    Health Care--Diversified (3.2%)
    83,400   Abbott Laboratories..............................           3,408,975
     3,500   Allergan, Inc....................................             162,313
    70,800   American Home Products Corporation...............           3,663,900
    21,400   HealthSouth Rehabilitation Company (b)...........             571,113
    73,300   Johnson & Johnson................................           5,405,875
    44,500   Warner-Lambert Company...........................           3,087,188
                                                                ------------------
                                                                        16,299,364
                                                                ------------------
    Hospital Management (.3%)
    35,306   Columbia/HCA Healthcare Corporation..............           1,028,287
    16,600   Tenet Healthcare Corporation (b).................             518,750
                                                                ------------------
                                                                         1,547,037
                                                                ------------------
    Managed Care (.2%)
     8,900   Humana (b).......................................             277,569
     3,400   Manor Care, Inc..................................             130,688
    10,300   United Health Care...............................             654,050
                                                                ------------------
                                                                         1,062,307
                                                                ------------------
    Medical Products/Supplies (1.1%)
     4,600   Alza Corporation (b).............................             198,950
     3,000   Bausch & Lomb Incorporated.......................             150,375
    15,300   Baxter International, Inc........................             823,331
     6,400   Becton, Dickinson & Company......................             496,800
     6,000   Biomet, Inc......................................             198,375
    10,600   Boston Scientific Corporation (b)................             759,225
     2,700   C.R. Bard........................................             102,769
     3,000   Fresenius Medical Care (b)(c)....................                 188
     8,200   Guidant Corporation..............................             584,763
     3,900   Mallinckrodt, Inc................................             115,781
    25,500   Medtronic, Inc...................................           1,625,625
     4,500   St. Jude Medical, Inc. (b).......................             165,656
     4,100   United States Surgical Corporation...............             187,063
                                                                ------------------
                                                                         5,408,901
                                                                ------------------
  TECHNOLOGY (13.1%)
    19,300   3 Com (b)........................................             592,269
     3,700   Adobe Systems, Inc...............................             157,019
     7,700   Advanced Micro Devices, Inc. (b).................             131,381
     4,800   Andrew Corporation (b)...........................              86,700
     7,200   Apple Computer Incorporated (b)..................             206,550
    19,900   Applied Materials, Inc. (b)......................             587,050
     2,200   Autodesk, Inc....................................              84,975
    11,900   Bay Networks, Inc. (b)...........................             383,775
     8,600   Cabletron Systems Incorporated (b)...............             115,563
    55,500   Cisco Systems, Inc. (b)..........................           5,109,469
    90,064   Compaq Computer Corporation......................           2,555,566
    29,787   Computer Associates International................           1,655,040

              See accompanying notes to investments in securities.

Index 500 Portfolio

                                                                      MARKET
  SHARES                                                             VALUE(a)
----------                                                      ------------------
  TECHNOLOGY--CONTINUED
     8,500   Computer Sciences Corporation (b)................     $       544,000
     2,600   Data General (b).................................              38,838
    35,600   Dell Computer Corporation (b)....................           3,304,125
     6,400   DSC Communications (b)...........................             192,000
     2,400   EG&G, Inc........................................              72,000
    27,000   EMC Corporation (b)..............................           1,209,938
    23,300   First Data Corporation...........................             776,181
     8,400   Gateway (b)......................................             425,250
     7,500   General Instrument Corporation (b)...............             203,906
     2,300   General Signal Corporation.......................              82,800
     4,300   Harris Corporation...............................             192,156
    22,600   HBO & Company....................................             796,650
    56,700   Hewlett-Packard Company..........................           3,394,913
    89,200   Intel............................................           6,611,950
    53,000   International Business Machine...................           6,085,063
     4,500   KLA-Tencor Corporation (b).......................             124,594
     7,700   LSI Logic Corporation (b)........................             177,581
    71,000   Lucent Technologies, Inc.........................           5,906,313
    11,500   Micron Technology, Inc. (b)......................             285,344
   132,800   Microsoft Corporation (b)........................          14,392,200
    32,500   Motorola.........................................           1,708,281
     8,900   National Semiconductor Corporation (b)...........             117,369
    28,400   Northern Telecom Limited.........................           1,611,700
    19,100   Novell, Inc. (b).................................             243,525
    53,575   Oracle Corporation (b)...........................           1,315,936
    13,900   Parametric Technology Corporation (b)............             377,038
     2,800   Perkin-Elmer Corporation.........................             174,125
     3,400   Scientific-Atlanta, Inc..........................              86,275
    13,200   Seagate Technology, Inc. (b).....................             314,325
     1,400   Shared Medical Systems...........................             102,813
    10,200   Silicon Graphics Incorporated (b)................             123,675
    20,600   Sun Microsystems, Inc. (b).......................             894,813
     2,700   Tektronix, Inc...................................              95,513
     9,900   Tellabs Incorporated (b).........................             709,088
    21,300   Texas Instruments Incorporated...................           1,242,056
     3,000   Thomas & Betts Corporation.......................             147,750
    13,600   Unisys Corporation (b)...........................             384,200
     5,400   W.W. Grainger, Inc...............................             268,988
                                                                ------------------
                                                                        66,398,629
                                                                ------------------
  TRANSPORTATION (1.0%)
    Air Freight (.1%)
     8,000   FDX Corporation (b)..............................             502,000
                                                                ------------------
    Airlines (.4%)
    10,000   AMR Corporation (b)..............................             832,500
     4,800   Delta Air Lines, Inc.............................             620,400
    12,000   Southwest Airlines Company.......................             355,500
     5,000   USAir Group, Inc. (b)............................             396,250
                                                                ------------------
                                                                         2,204,650
                                                                ------------------
    Railroads (.5%)
     8,973   Burlington Northern Santa Fe.....................             881,036
    11,900   CSX Corporation..................................             541,450
                                                                      MARKET
  SHARES                                                             VALUE(a)
----------                                                      ------------------
  TRANSPORTATION--CONTINUED
    20,500   Norfolk Southern Corporation.....................     $       611,156
    13,100   Union Pacific Corporation........................             578,038
                                                                ------------------
                                                                         2,611,680
                                                                ------------------
    Transport Services ( -- )
    17,900   Laidlaw, Inc. (c)................................             218,156
                                                                ------------------
    Trucking ( -- )
     4,100   Ryder System, Inc................................             129,406
                                                                ------------------
  UTILITIES (3.3%)
    Electric Companies (2.6%)
     6,900   Ameren Corporation...............................             274,275
    10,300   American Electric Power Company..................             467,363
     8,000   Baltimore Gas & Electric Company.................             248,500
     8,200   Carolina Power & Light Company...................             355,675
    11,500   Central & Southwest Corporation..................             309,063
     8,532   Cinergy..........................................             298,620
    12,800   Consolidated Edison, Inc.........................             589,600
    10,550   Dominion Resources, Inc..........................             429,913
     7,900   DTE Energy Company...............................             318,963
    19,650   Duke Energy Corporation..........................           1,164,263
    20,800   Edison International.............................             614,900
    24,200   Emerson Electric Company.........................           1,461,075
    13,300   Entergy Corporation..............................             382,375
    12,500   FirstEnergy Corporation..........................             384,375
     9,900   FPL Group Incorporated...........................             623,700
     6,900   GPU Incorporated.................................             260,906
    15,322   Houston Industries, Inc..........................             473,067
     7,800   Niagra Mohawk Power Corporation (b)..............             116,513
     8,100   Northern States Power Company....................             231,863
    20,700   Pacific Gas & Electric Company...................             653,344
    16,100   Pacificorp.......................................             364,263
    12,100   Peco Energy Company..............................             353,169
     9,000   PP&L Resources, Inc..............................             204,188
    12,550   Public Service Enterprise Group..................             432,191
    37,600   Southern Company.................................           1,041,050
    13,362   Texas Utilities Company..........................             556,193
    11,800   Unicom Corporation...............................             413,738
                                                                ------------------
                                                                        13,023,145
                                                                ------------------
    Natural Gas (.7%)
     5,800   Coastal Corporation..............................             404,913
     4,350   Columbia Gas System, Inc.........................             241,969
     5,200   Consolidated Natural Gas Company.................             306,150
    17,900   Enron Corporation................................             967,719
     2,600   Nicor, Inc.......................................             104,325
       800   Oneok, Inc.......................................              31,900
     2,000   Peoples Energy Corporation.......................              77,250
     6,166   Sempra Energy (b)................................             171,107
     6,000   Sonat, Inc.......................................             231,750
    22,400   The Williams Company.............................             756,000
                                                                ------------------
                                                                         3,293,083
                                                                ------------------
                                                                       489,920,747
Total common stock (cost: $299,522,309).......................
                                                                ------------------

              See accompanying notes to investments in securities.

Index 500 Portfolio

                                                                                             MARKET
 PRINCIPAL                                                                                  VALUE(a)
-----------                                                                             ----------------
SHORT-TERM SECURITIES (.2%)
$ 1,011,925   Temporary Investment Fund--Temp Fund Portfolio current rate 5.50%.......    $    1,011,925
                                                                                        ----------------
              Total short-term securities (cost: $1,011,925)..........................         1,011,925
                                                                                        ----------------
              Total investments in securities (cost: $300,534,234) (d)................    $  490,932,672
                                                                                        ----------------
                                                                                        ----------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The portfolio held 2.2% of net assets in foreign securities at June 30, 1998.
(d) At June 30, 1998 the cost of securities for federal income tax purposes was $301,133,215. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $196,332,859
Gross unrealized depreciation..........    (6,533,402)
                                         ------------
Net unrealized appreciation............  $189,799,457
                                         ------------
                                         ------------

Capital Appreciation Portfolio

INVESTMENTS IN SECURITIES

JUNE 30, 1998
(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                      MARKET
  SHARES                                                             VALUE(a)
----------                                                      ------------------
COMMON STOCK (98.6%)
  BASIC MATERIALS (2.0%)
    Agriculture Product (2.0%)
   118,500   Cognizant Corporation (b)........................     $     7,465,500
                                                                ------------------
  CAPITAL GOODS (7.2%)
    Electrical Equipment (1.9%)
   203,400   Thermo Electron Corporation (b)..................           6,953,737
                                                                ------------------
    Manufacturing (2.6%)
   149,900   Tyco International, Ltd..........................           9,443,700
                                                                ------------------
    Waste Management (2.7%)
   202,700   USA Waste Services, Inc. (b).....................          10,008,312
                                                                ------------------
  COMMUNICATION SERVICES (4.8%)
    Telecommunication (4.8%)
   267,300   ADC Telecommunications, Inc. (b).................           9,764,816
   162,100   Worldcom Incorporated (b)........................           7,851,719
                                                                ------------------
                                                                        17,616,535
                                                                ------------------
  CONSUMER CYCLICAL (17.7%)
    Building Materials (2.3%)
   140,200   Masco Corporation................................           8,482,100
                                                                ------------------
    Lodging--Hotel (1.0%)
   218,200   Prime Hospitality Corporation (b)................           3,804,862
                                                                ------------------
    Retail (11.1%)
   258,676   Dollar General Corporation.......................          10,233,869
   177,800   Home Depot, Inc..................................          14,768,471
    79,200   Kohl's, Inc. (b).................................           4,108,500
   188,000   Wal-Mart Stores..................................          11,421,000
                                                                ------------------
                                                                        40,531,840
                                                                ------------------
    Service (1.6%)
   278,000   Cendant Corporation (b)..........................           5,803,250
                                                                ------------------
    Textiles (1.7%)
   100,100   Tommy Hilfiger Corporation (b)...................           6,256,250
                                                                ------------------
  CONSUMER STAPLES (3.6%)
    Entertainment (2.1%)
   197,400   Carnival Corporation.............................           7,821,975
                                                                ------------------
    Restaurants (1.5%)
   136,400   Papa John's International, Inc. (b)..............           5,379,275
                                                                ------------------
  ENERGY (3.4%)
    Oil & Gas (3.4%)
   148,400   Halliburton Company..............................           6,613,075
    85,500   Schlumberger Limited.............................           5,840,719
                                                                ------------------
                                                                        12,453,794
                                                                ------------------
  FINANCIAL (11.6%)
    Banks (4.7%)
   111,400   Bankamerica Corporation..........................           9,629,137
   205,100   Norwest Corporation..............................           7,665,612
                                                                ------------------
                                                                        17,294,749
                                                                ------------------

                                                                      MARKET
  SHARES                                                             VALUE(a)
----------                                                      ------------------
  FINANCIAL--CONTINUED
    Consumer Finance (1.9%)
   208,000   MBNA Corporation.................................     $     6,864,000
                                                                ------------------
    Finance--Diversified (5.0%)
   194,000   Federal National Mortgage Association............          11,785,500
   112,900   MGIC Investment Corporation......................           6,442,356
                                                                ------------------
                                                                        18,227,856
                                                                ------------------
  HEALTH CARE (15.0%)
    Drugs (6.0%)
    96,200   Bergen Brunswig Corporation......................           4,461,275
    39,200   Cardinal Health Incorporated.....................           3,675,000
    62,800   Merck & Co., Inc.................................           8,399,500
    49,000   Pfizer, Inc......................................           5,325,688
                                                                ------------------
                                                                        21,861,463
                                                                ------------------
    Health Care--Diversified (2.7%)
   142,200   Warner-Lambert Company...........................           9,865,125
                                                                ------------------
    Managed Care (2.4%)
   137,000   United Health Care...............................           8,699,500
                                                                ------------------
    Special Services (3.9%)
   244,800   Omnicare Incorporated............................           9,333,000
    79,200   Steris Corporation (b)...........................           5,036,629
                                                                ------------------
                                                                        14,369,629
                                                                ------------------
  TECHNOLOGY (31.1%)
   165,150   Cisco Systems, Inc. (b)..........................          15,204,122
   235,400   Computer Associates International................          13,079,413
   180,000   Fiserv (b).......................................           7,644,384
   174,000   Gartner Group Incorporated (b)...................           6,090,000
   287,600   HBO & Company....................................          10,137,900
   115,200   HNC Software Incorporated (b)....................           4,701,600
    40,900   Microsoft Corporation (b)........................           4,432,538
   161,250   Network Associates (b)...........................           7,719,844
   506,900   Parametric Technology Corporation (b)............          13,749,663
   110,250   Paychex Incorporated.............................           4,485,797
   120,600   Peoplesoft Incorporated (b)......................           5,668,200
   199,000   Sterling Commerce, Inc. (b)......................           9,651,500
   131,800   Synopsys Incorporated (b)........................           6,029,850
    72,100   Tellabs Incorporated (b).........................           5,164,163
                                                                ------------------
                                                                       113,758,974
                                                                ------------------
  UTILITIES (2.2%)
    Electric Companies (2.2%)
   153,700   AES Corporation (b)..............................           8,078,856
                                                                ------------------
                                                                       361,041,282
Total common stock (cost: $233,199,618).......................
                                                                ------------------

              See accompanying notes to investments in securities.

Capital Appreciation Portfolio

                                                                                         MARKET
PRINCIPAL                                                                               VALUE(a)
----------                                                                         ------------------
SHORT-TERM SECURITIES (1.7%)
$6,194,311   Temporary Investment Fund--Temp Fund Portfolio, current rate
               5.50%.............................................................     $     6,194,311
                                                                                   ------------------
             Total short-term securities (cost: $6,194,311)......................           6,194,311
                                                                                   ------------------
             Total investments in securities (cost: $239,393,929) (c)............     $   367,235,593
                                                                                   ------------------
                                                                                   ------------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) At June 30, 1998 the cost of securities for federal income tax purposes was $239,393,929. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $129,696,745
Gross unrealized depreciation..........    (1,855,081)
                                         ------------
Net unrealized appreciation............  $127,841,664
                                         ------------
                                         ------------

International Stock Portfolio

INVESTMENTS IN SECURITIES

JUNE 30, 1998
(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                                            MARKET
  SHARES                                                                                   VALUE(a)
----------                                                                            ------------------
COMMON STOCKS (85.0%)
  ARGENTINA (2.2%)
    Energy (1.6%)
   176,400   YPF Sociedad Anonima ADR...............................................     $     5,303,025
    Telecomunications (.6%)
    61,330   Telefonica De Argentina ADR............................................           1,989,423
                                                                                      ------------------
                                                                                               7,292,448
                                                                                      ------------------
  AUSTRIA (1.1%)
    Electrical and Electronics (.7%)
     6,980   Bohler-Uddeholm Ord....................................................             461,701
     6,000   Bohler-Uddeholm 144A Issue (c).........................................             396,878
    10,850   VA Technologie 144A Issue (c)..........................................           1,351,545
    Utilities--Gas and Electric (.4%)
     8,400   Evn Energie-Versorgung.................................................           1,258,510
                                                                                      ------------------
                                                                                               3,468,634
                                                                                      ------------------
  AUSTRALIA (2.9%)
    Banking (.4%)
   102,304   National Australia Bank, Ltd...........................................           1,353,463
    Building Materials and Components (1.0%)
 1,315,401   Pioneer International, Ltd.............................................           3,145,523
    Merchandising (.1%)
   345,500   David Jones, Ltd.......................................................             397,003
    Multi-Industry (.9%)
   573,600   Mayne Nickless, Ltd....................................................           3,046,137
    Transportation (.5%)
    86,848   BTR PLC................................................................             235,191
    85,000   Quantas Airways, Ltd ADR
               144A Issue (c).......................................................           1,279,055
                                                                                      ------------------
                                                                                               9,456,372
                                                                                      ------------------
  BELGIUM (.4%)
    Chemicals (.4%)
    20,000   Union Miniere NPV (b)..................................................           1,237,224
                                                                                      ------------------
  BRAZIL (.8%)
    Energy (.8%)
   137,900   Petroleo Brasileiro....................................................           2,563,397
                                                                                      ------------------
  CANADA (2.6%)
    Banking (.5%)
    50,000   Canadian Imperial Bank of Commerce NPV.................................           1,611,035
    Chemical (.8%)
   212,200   Agrium NPV.............................................................           2,679,025
    Energy (.8%)
   363,800   Ranger Oil, Ltd........................................................           2,660,288
    Food and Household Products (.5%)
    82,800   Oshawa Group, Ltd......................................................           1,494,687
                                                                                      ------------------
                                                                                               8,445,035
                                                                                      ------------------

                                                                                            MARKET
  SHARES                                                                                   VALUE(a)
----------                                                                            ------------------
  CHILE (.6%)
    Utilities--Gas and Electric (.6%)
    59,500   Compania De Telcomunicaciones ADR......................................     $     1,208,594
    43,800   Gener Sa ADR...........................................................             799,350
                                                                                      ------------------
                                                                                               2,007,944
                                                                                      ------------------
  CHINA (.2%)
    Chemicals (.2%)
 5,313,800   Yizheng Chemical.......................................................             583,067
                                                                                      ------------------
  FINLAND (3.0%)
    Banking (1.5%)
   740,000   Merita, Ltd A..........................................................           4,890,731
    Telecommunications (.7%)
    30,000   Nokia..................................................................           2,210,030
    Wholesale and International Trade (.8%)
    85,000   Amer Group, Ltd (b)....................................................           1,644,971
   107,500   Metsa-Serla............................................................           1,040,202
                                                                                      ------------------
                                                                                               9,785,934
                                                                                      ------------------
  FRANCE (11.3%)
    Banking (2.9%)
    57,400   Banque Nationale De Paris..............................................           4,689,977
    61,300   Banque Nationale De Paris ADR 144A Issue (b)...........................           5,008,608
    Electrical and Electronics (1.2%)
    19,365   Alcatel Alsthom........................................................           3,942,824
    Energy Sources (1.2%)
    27,862   Societe National Elf Aquitaine.........................................           3,917,086
    Financial Services (.3%)
    10,800   Credit Commercial De France............................................             909,229
    Health and Personal Care (2.1%)
   122,325   Rhone-Poulenc..........................................................           6,899,243
    Insurance (3.0%)
    87,427   AXA-UAP................................................................           9,833,007
    Mining and Metal (.3%)
     7,000   Pechiney...............................................................             281,922
    40,894   Pechiney ADR...........................................................             822,992
    Multi-Industry (.3%)
     4,837   Marine Wendel..........................................................             890,437
                                                                                      ------------------
                                                                                              37,195,325
                                                                                      ------------------
  GERMANY (2.9%)
    Banking (2.1%)
    82,050   Deutsche Bank..........................................................           6,944,443
    Chemicals (.8%)
    49,400   Bayer..................................................................           2,550,826
                                                                                      ------------------
                                                                                               9,495,269
                                                                                      ------------------
  HONG KONG (5.1%)
    Banking (.7%)
    90,614   HSBC Holdings PLC......................................................           2,216,660
    Electrical and Electronics (.1%)
   141,900   Hong Kong Aircraft Engineering, Ltd....................................             219,815

              See accompanying notes to investments in securities.

International Stock Portfolio

                                                                                            MARKET
  SHARES                                                                                   VALUE(a)
----------                                                                            ------------------
  HONG KONG--CONTINUED
    Financial Services (.2%)
 1,109,000   South China Morning Post Holdings, Ltd.................................     $       533,276
   113,000   Peregrine Investment Holdings..........................................                  --
    Food and Household Products (.3%)
 3,201,000   Cafe De Coral Holdings, Ltd............................................           1,095,030
    Multi-Industry (1.0%)
   221,000   Hutchison Whampoa, Ltd.................................................           1,166,837
   448,568   Jardine Strategic Holdings, Ltd........................................             852,279
   509,739   Jardine Matheson Holdings, Ltd (Singapore).............................           1,376,295
    Telecommunications (1.4%)
 2,700,000   Hong Kong Telecommunications, Ltd......................................           5,071,323
    Transportation (.5%)
   190,000   Swire Pacific Class A..................................................             717,421
 1,519,800   Swire Pacific Class B..................................................             912,292
    Utilities (.9%)
    65,000   Hong Kong Electric Holdings, Ltd.......................................           2,989,737
                                                                                      ------------------
                                                                                              17,150,965
                                                                                      ------------------
  INDIA (.2%)
    Financial Services (.2%)
   469,435   India Fund.............................................................             603,548
                                                                                      ------------------
  INDONESIA (.2%)
    Consumer Products (.2%)
    62,600   P.T. Indosat ADR.......................................................             696,425
                                                                                      ------------------
  ISRAEL (.8%)
    Pharmaceutical (.8%)
    78,700   Teva Pharmaceutical Industries ADR.....................................           2,769,256
                                                                                      ------------------
  ITALY (2.9%)
    Automotive (.8%)
   639,760   Fiat SPA...............................................................           2,801,763
    Telecommunication (2.1%)
 1,105,000   Telecom Italia SPA Di Risp.............................................           5,352,392
   278,000   Sirti SPA..............................................................           1,513,234
                                                                                      ------------------
                                                                                               9,667,389
                                                                                      ------------------
  JAPAN (.1%)
    Transportation (.1%)
    90,000   Hitachi Zosen Company..................................................             145,161
    Utilities--Gas and Electric (--%)
    13,000   Kyudenko...............................................................              84,994
                                                                                      ------------------
                                                                                                 230,155
                                                                                      ------------------
  LUXEMBOURG (.5%)
    Mining and Metals (.5%)
   137,300   Minorco SA ADR.........................................................           1,639,019
                                                                                      ------------------
  MEXICO (1.4%)
    Chemicals (.2%)
   252,000   Vitro..................................................................             539,920
    Mining and Metals (.4%)
   540,000   Grupo Mexico Series 'B'................................................           1,479,287
    Telecommunications (.8%)
    53,610   Telefonos De Mexico ADR................................................           2,576,631
                                                                                      ------------------
                                                                                               4,595,838
                                                                                      ------------------
                                                                                            MARKET
  SHARES                                                                                   VALUE(a)
----------                                                                            ------------------
  NETHERLANDS (7.1%)
    Broadcasting, Advertising and Publishing (1.7%)
    84,687   International Nederlanden Group........................................     $     5,548,875
    Building Materials and Components (.1%)
    16,520   European Vinyls........................................................             288,484
    Electrical and Electronics (2.4%)
    93,800   Philips Electronics....................................................           7,890,108
    Insurance (2.5%)
    96,208   Aegon..................................................................           8,376,613
    Merchandising (.4%)
    18,591   Koninklijke Bijenkorf Beheer...........................................           1,303,172
                                                                                      ------------------
                                                                                              23,407,252
                                                                                      ------------------
  NEW ZEALAND (1.0%)
    Forest Products and Paper (.4%)
 1,654,000   Carter Holt Harvey, Ltd................................................           1,444,917
    Transportation (.2%)
   481,000   Air New Zealand, Ltd 'B'...............................................             517,742
    Wholesale and International Trade (.4%)
 2,431,185   Brierley Investments, Ltd..............................................           1,213,633
                                                                                      ------------------
                                                                                               3,176,292
                                                                                      ------------------
  NORWAY (2.0%)
    Energy Sources (.4%)
    98,000   Saga Petroleum.........................................................           1,509,660
    Health and Personal Care (1.3%)
   562,295   Nycomed Class A........................................................           4,184,180
    Mining and Metals (.3%)
    78,000   Elkem As Oslo..........................................................             936,815
                                                                                      ------------------
                                                                                               6,630,655
                                                                                      ------------------
  PHILLIPPINES (.4%)
    Telecommunications (.4%)
    54,000   Phillippine Long Distance Telephone ADR................................           1,221,750
                                                                                      ------------------
  PORTUGAL (.8%)
    Banking (.8%)
    85,560   Banco Portugues De Investimento........................................           2,763,604
                                                                                      ------------------
  SINGAPORE (.1%)
    Transportation (.1%)
    78,000   Singapore Airlines.....................................................             366,459
                                                                                      ------------------
  SOUTH AFRICA (.3%)
    Mining and Metals (.3%)
    78,879   Anglo American Platinum, Ltd...........................................             855,075
                                                                                      ------------------
  SPAIN (7.2%)
    Banking (2.2%)
    11,450   Banco de Andalucia.....................................................           2,427,430
   108,000   Argentaria Bancaria ADR................................................           4,873,500
    Energy Sources (1.0%)
    57,000   Repsol.................................................................           3,141,879
    Telecommunications (2.1%)
   150,000   Telefonica De Espana...................................................           6,937,378
    Utilities--Gas and Electric (1.9%)
   250,000   Iberdrola..............................................................           4,060,665
   110,000   Empresa Nacional de Electricidad.......................................           2,407,371
                                                                                      ------------------
                                                                                              23,848,223
                                                                                      ------------------

              See accompanying notes to investments in securities.

International Stock Portfolio

                                                                                            MARKET
  SHARES                                                                                   VALUE(a)
----------                                                                            ------------------
  SWEDEN (6.8%)
    Broadcasting, Advertising and Publishing (.1%)
    15,000   Marieberg Tidnings.....................................................     $       423,410
    Business and Public Service (.7%)
       400   Nackebro Fastighets....................................................               6,674
   114,500   Esselte................................................................           2,542,529
    Forest Products and Paper (.6%)
   122,000   Stora Kopparbergs Bergslags............................................           1,928,491
    Health and Personal Care (1.4%)
    95,500   Fastighets Balder Units................................................             101,838
    95,500   Svenska Handelsbanken..................................................           4,432,944
    Metals and Mining (.4%)
    79,800   Granges................................................................           1,461,648
    Multi-Industry (.4%)
   104,500   Electrolux.............................................................           1,796,073
    Transportation (3.0%)
    35,000   Autoliv ADR............................................................           1,119,684
   109,900   Autoliv AB ADR.........................................................           3,475,588
   178,500   Volvo..................................................................           5,318,499
                                                                                      ------------------
                                                                                              22,607,378
                                                                                      ------------------
  SWITZERLAND (2.2%)
    Financial Services (2.0%)
     1,730   ASEA Brown Boveri Group................................................           2,558,563
    18,525   Credit Suisse Group....................................................           4,127,946
    Health and Personal Care (.2%)
       370   Societe Generale.......................................................             628,067
                                                                                      ------------------
                                                                                               7,314,576
                                                                                      ------------------
  THAILAND (.5%)
    Banking (.5%)
 1,416,500   Bangkok Bank, Foreign..................................................           1,747,521
    Building Materials and Components (--%)
   101,894   Siam City Cement, Foreign..............................................              72,522
                                                                                      ------------------
                                                                                               1,820,043
                                                                                      ------------------
  UNITED KINGDOM (16.6%)
    Banking (1.0%)
   118,943   Barclays Bank PLC......................................................           3,431,850
    Building Materials and Components (.7%)
   620,090   BICC PLC...............................................................           1,356,350
   257,100   Hepworth PLC...........................................................             927,260
    Chemicals (4.0%)
   785,200   Courtaulds PLC.........................................................           5,840,818
   387,833   Somerfield PLC.........................................................           2,476,977
 1,775,000   Medeva PLC.............................................................           5,068,041
    Electrical and Electronics (.5%)
   136,900   Waste Management International PLC.....................................             752,047
                                                                                            MARKET
  SHARES                                                                                   VALUE(a)
----------                                                                            ------------------
  UNITED KINGDOM--CONTINUED
    82,000   Waste Management International PLC ADR.................................     $       891,750
    Energy Services (1.5%)
   260,000   British Telecommunications PLC.........................................           3,212,557
   114,286   Thames Water Group PLC.................................................           2,081,917
    Financial Services (.8%)
   322,900   Tate & Lyle PLC........................................................           2,565,030
    Food and Household Products (1.0%)
 2,939,878   Albert Fisher Group PLC................................................           1,129,023
   761,473   Hillsdown Holdings.....................................................           2,059,753
    Metals and Mining (1.5%)
 2,225,400   British Steel PLC......................................................           4,895,583
    Transportation (4.0%)
 1,945,450   BTR PLC................................................................           5,522,232
   690,000   Elementis PLC..........................................................           1,774,253
   168,500   Hyder PLC..............................................................           2,647,495
   768,600   Thorn B................................................................           3,144,214
    Utilities--Gas and Electric (1.6%)
   208,775   National Power PLC.....................................................           1,966,090
   309,782   BG PLC.................................................................           1,792,277
   821,100   Centrica PLC (b).......................................................           1,384,725
                                                                                      ------------------
                                                                                              54,920,242
                                                                                      ------------------
  VENEZUELA (.8%)
    Telecommunications (.8%)
   100,100   Anonima Telephonos De Venezuela........................................           2,502,500
                                                                                      ------------------
Total common stocks (cost $214,629,111).............................................         280,317,293
                                                                                      ------------------

PREFERRED STOCKS AND OTHER (1.9%)
  BRAZIL (1.3%)
    Telecommunications (1.3%)
             Telecomunicacoes Brasileiras...........................................           4,509,444
    41,300
                                                                                      ------------------
  FRANCE (--%)
    Mining and Metal (--%)
             Pechiney Certificate of Investment.....................................              83,691
     2,000
                                                                                      ------------------
  GERMANY (.2%)
    Telecommunications (.2%)
             Moebel Walther AG......................................................             550,874
    11,685
                                                                                      ------------------
  RUSSIA (.2%)
    Utilities--Gas and Electric (.2%)
             RAO Gasprom ADR 144A Issue (c).........................................             667,823
    60,300
                                                                                      ------------------
  UNITED KINGDOM (.2%)
    Utilities (.2%)
   137,700   Hyder PLC..............................................................             277,055
                                                                                      ------------------
Total preferred stocks and other (cost: $4,404,060).................................           6,088,887
                                                                                      ------------------

 PRINCIPAL
-----------
LONG-TERM SECURITIES (.6%)
  HONG KONG (--%)
    Banking (--%)
$ 1,680,000   PIV Investment Finance Convertible...............     4.50% 12/01/00       197,925
                                                                                    ------------
  MEXICO (.6%)
    Telecommunications (.6%)
     42,300   SBC Communications, Inc. (U.S. dollar)...........     7.75% 03/15/01     1,919,363
                                                                                    ------------
              Total long-term debt securities (cost $3,696,189)...................     2,117,288
                                                                                    ------------

              See accompanying notes to investments in securities.

International Stock Portfolio

                                                                                       MARKET
 PRINCIPAL                                                                            VALUE(a)
-----------                                                                         ------------
SHORT-TERM SECURITIES (12.2%)
$ 2,967,000   Norwest Advantage Cash Investment Fund, current rate 5.286% ..............     $     2,967,000
  1,721,000   U.S. Treasury Bill.....................................    4.860% 07/23/98           1,715,815
  6,898,000   U.S. Treasury Bill.....................................    5.130% 10/15/98           6,796,392
 10,105,000   U.S. Treasury Bill.....................................    5.200% 11/12/98           9,915,329
  4,097,000   U.S. Treasury Bill.....................................    5.260% 12/10/98           4,003,506
  4,500,000   U.S. Treasury Bill.....................................    4.990% 09/24/98           4,448,565
  3,796,000   U.S. Treasury Bill.....................................    5.020% 10/29/98           3,728,887
  6,657,000   U.S. Treasury Bill.....................................    5.180% 11/19/98           6,525,791
                                                                                          ------------------
              Total short-term securities (cost $40,096,752)............................          40,101,285
                                                                                          ------------------
              Total investments in securities (cost $262,826,112) (d)...................     $   328,624,753
                                                                                          ------------------
                                                                                          ------------------

Notes to Investments in Securities
----------------------
(a) Securites are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) Represents ownership in an illiquid security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. (See note 7 to the financial statements.) Information concerning the illiquid securities held at June 30, 1998 includes acquisition date and cost, is as follows:

                                         ACQUISITION
SECURITY                                    DATE          COST
---------------------------------------  -----------   -----------
Banque Nationale De Paris ADR 144A         Various     $ 2,720,363
  Issue................................
Bohler-Uddeholm 144A Issue.............    Various         824,910
Qantas Airways Limited ADR 144A            Various       1,350,928
  Issue................................
RAO Gasprom ADR 144A Issue.............    Various         455,482
Va Technologie 144A Issue..............    Various       1,026,767
                                                       -----------
                                                       $ 6,378,450
                                                       -----------
                                                       -----------

(d) At June 30, 1998 the cost of securities for federal income tax purposes was $262,826,112. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $94,680,093
Gross unrealized depreciation..........  (28,881,452)
                                         -----------
Net unrealized appreciation............  $65,798,641
                                         -----------
                                         -----------

              See accompanying notes to investments in securities.

Small Company Portfolio

INVESTMENTS IN SECURITIES

JUNE 30, 1998
(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                                                           MARKET
  SHARES                                                                                                  VALUE(a)
----------                                                                                           ------------------
COMMON STOCK (94.5%)
  BASIC MATERIALS (4.7%)
    Agriculture Product (1.4%)
   131,350  NCO Group Incorporated (b).............................................................     $     2,889,700
                                                                                                     ------------------
    Chemicals (3.3%)
   170,778  Cambrex Corporation....................................................................           4,482,922
    61,230  Valspar Corporation....................................................................           2,426,239
                                                                                                     ------------------
                                                                                                              6,909,161
                                                                                                     ------------------
  CAPITAL GOODS (12.1%)
    Electrical Equipment (1.7%)
   155,793  Advanced Lighting Technologies (b).....................................................           3,622,187
                                                                                                     ------------------
    Engineering/Construction (3.7%)
   182,700  United Rental, Inc. (b)................................................................           7,673,400
                                                                                                     ------------------
    Machinery (3.3%)
   192,800  Kaydon Corporation.....................................................................           6,808,250
                                                                                                     ------------------
    Metal Fabrication (1.7%)
   132,425  Shaw Group Incorporated (b)............................................................           3,443,050
                                                                                                     ------------------
    Waste Management (1.7%)
    73,100  American Disposal Services, Inc. (b)...................................................           3,426,562
                                                                                                     ------------------
  COMMUNICATION SERVICES (1.8%)
    Cellular (1.4%)
   161,300  LCC International Incorporated (b).....................................................           2,984,050
                                                                                                     ------------------
    Telephone (.4%)
    88,200  Premiere Technologies (b)..............................................................             731,787
                                                                                                     ------------------
  CONSUMER CYCLICAL (25.6%)
    Building Materials (1.1%)
   111,000  The Maxim Group, Inc. (b)..............................................................           2,206,125
                                                                                                     ------------------
    Distribution Durables (2.8%)
   201,600  MSC Industrial Direct Company (b)......................................................           5,745,600
                                                                                                     ------------------
    Leisure (2.4%)
   185,300  American Skiing Corporation (b)........................................................           2,408,900
    58,100  National R.V. Holdings, Inc. (b).......................................................           2,621,762
                                                                                                     ------------------
                                                                                                              5,030,662
                                                                                                     ------------------
    Lodging-Hotel (.4%)
    74,968  Extended Stay America (b)..............................................................             843,390
                                                                                                     ------------------
    Retail (8.4%)
   172,940  Borders Group Incorporated (b).........................................................           6,398,780
    32,600  Kohl's, Inc. (b).......................................................................           1,691,125
   151,350  Pacific Sunwear of California (b)......................................................           5,297,250
    89,100  Stage Stores, Inc. (b).................................................................           4,031,775
                                                                                                     ------------------
                                                                                                             17,418,930
                                                                                                     ------------------
    Service (7.8%)
   210,700  Acxiom Corporation (b).................................................................           5,254,331
   125,100  CKS Group Incorporated (b).............................................................           2,251,800
   144,200  Copart Incorporated (b)................................................................           3,334,625
   279,300  Fairfield Communities, Inc. (b)........................................................           5,359,069
                                                                                                     ------------------
                                                                                                             16,199,825
                                                                                                     ------------------

                                                                                                           MARKET
  SHARES                                                                                                  VALUE(a)
----------                                                                                           ------------------
  CONSUMER CYCLICAL--CONTINUED
    Textiles (2.7%)
    94,000  Nautica Enterprises, Inc. (b)..........................................................     $     2,520,375
   144,000  Tropical Sportswear International (b)..................................................           3,060,000
                                                                                                     ------------------
                                                                                                              5,580,375
                                                                                                     ------------------
  CONSUMER STAPLES (2.4%)
    Broadcasting (1.4%)
    71,700  United Video Satellite Group (b).......................................................           2,841,112
                                                                                                     ------------------
    Service (1.0%)
    88,100  Corrections Corporation Of America (b).................................................           2,070,350
                                                                                                     ------------------
  ENERGY (5.3%)
    Oil (.6%)
   113,200  Newpark Resources Incorporated (b).....................................................           1,259,350
                                                                                                     ------------------
    Oil & Gas (4.7%)
    29,300  Apache Corporation.....................................................................             922,950
   109,800  J. Ray McDermott Holdings, Inc. (b)....................................................           4,556,700
   114,000  Petroleum Geo-Services (b)(c)..........................................................           3,477,000
    36,100  R & B Falcon Corporation (b)...........................................................             816,762
                                                                                                     ------------------
                                                                                                              9,773,412
                                                                                                     ------------------
  FINANCIAL (3.4%)
    Banks (.6%)
    48,000  GBC Bancorp............................................................................           1,272,000
                                                                                                     ------------------
    Insurance (1.4%)
    36,400  Life Re Corporation....................................................................           2,984,800
                                                                                                     ------------------
    Investment Bankers/Brokers (1.4%)
    75,200  T. Rowe Price Associates...............................................................           2,824,700
                                                                                                     ------------------
  HEALTH CARE (13.0%)
    Drugs (.4%)
    86,900  Cygnus, Inc. (b).......................................................................             907,019
                                                                                                     ------------------
    Hospital Management (2.0%)
   118,433  Sunrise Assisted Living, Inc. (b)......................................................           4,071,134
                                                                                                     ------------------
    Managed Care (1.5%)
    19,500  Ameripath, Inc. (b)....................................................................             230,344
   111,384  Concentra Managed Care, Inc. (b).......................................................           2,895,984
                                                                                                     ------------------
                                                                                                              3,126,328
                                                                                                     ------------------
    Medical Products/Supplies (8.2%)
    28,300  Amerisource Health Corporation (b).....................................................           1,858,956
   132,700  Hanger Orthopedic Group (b)............................................................           2,703,763
   120,900  Sola International, Inc. (b)...........................................................           3,951,919
   148,700  Sybron International Corporation (b)...................................................           3,754,675
   136,066  Total Renal Care Holdings, Inc. (b)....................................................           4,694,285
                                                                                                     ------------------
                                                                                                             16,963,598
                                                                                                     ------------------
    Special Services (.9%)
    66,000  Curative Health Services (b)...........................................................           1,881,000
                                                                                                     ------------------
  TECHNOLOGY (22.8%)
   152,900  DII Group Incorporated (b).............................................................           2,608,856
    61,600  DuPont Photomasks Incorporated (b).....................................................           2,125,200
   127,000  Gartner Group Incorporated (b).........................................................           4,445,000

              See accompanying notes to investments in securities.

Small Company Portfolio

                                                                                                           MARKET
  SHARES                                                                                                  VALUE(a)
----------                                                                                           ------------------
  TECHNOLOGY--CONTINUED
    56,900  Global Imaging Systems, Inc. (b).......................................................     $       796,600
    72,200  HNC Software Incorporated (b)..........................................................           2,946,663
    81,000  Integrated Process Equipment (b).......................................................             911,250
    36,700  Lamalie Associates (b).................................................................             674,363
    99,650  Mastech Corporation (b)................................................................           2,802,656
   106,000  Maximus Incorporated (b)...............................................................           3,047,500
   165,500  May & Speh Incorporated (b)............................................................           3,289,313
    59,600  Orbotech, Ltd. (b)(c)..................................................................           2,167,950
    45,000  Peapod Incorporated (b)................................................................             270,000
    92,800  Photronics Incorporated (b)............................................................           2,047,400
    45,600  Sapient Corporation (b)................................................................           2,405,400
    45,500  Saville Systems-ADR (b)(c).............................................................           2,280,688
    57,400  The Bisys Group, Inc. (b)..............................................................           2,353,400
    60,300  Uniphase Corporation (b)...............................................................           3,785,712
                                                                                                           MARKET
  SHARES                                                                                                  VALUE(a)
----------                                                                                           ------------------
  TECHNOLOGY--CONTINUED
   116,600  Xylan Corporation (b)..................................................................     $     3,476,138
   110,600  Zebra Technologies Corporation (b).....................................................           4,728,150
                                                                                                     ------------------
                                                                                                             47,162,239
                                                                                                     ------------------
  TRANSPORTATION (3.4%)
    Air Freight (2.9%)
   173,500  Eagle USA Airfreight, Inc. (b).........................................................           6,018,281
                                                                                                     ------------------
    Airlines (.5%)
     5,400  Ryanair Holdings PLC-ADR (b)(c)........................................................             192,375
    34,000  Skywest Incorporated...................................................................             952,000
                                                                                                     ------------------
                                                                                                              1,144,375
                                                                                                     ------------------
Total common stock (cost: $146,645,371)............................................................         195,812,752
                                                                                                     ------------------

PRINCIPAL
----------
SHORT-TERM SECURITIES (6.5%)
$2,117,000   Atlantic Richfield Company.......................     5.68% 07/08/98     2,114,313
 1,150,000   General Mills Incorporated.......................     5.69% 07/06/98     1,148,900
 4,022,000   GTE Funding......................................     5.69% 07/15/98     4,012,582
   930,000   Potomac Electric.................................     5.69% 07/07/98       928,965
 3,323,262   Temporary Investment Fund--Temp Fund Portfolio, current rate
               5.50%.............................................................     3,323,262
 1,000,000   Tribune Company..................................     5.66% 07/17/98       997,351
   905,000   U.S. Treasury Bill...............................     5.02% 07/23/98       902,351
                                                                                   ------------
             Total short-term securities (cost: $13,429,241).....................    13,427,724
                                                                                   ------------
             Total investments in securities (cost: $160,074,612) (d)............  $209,240,476
                                                                                   ------------
                                                                                   ------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 3.9% of net assets in foreign securities as of June 30, 1998.
(d) At June 30, 1998 the cost of securities for federal income tax purposes was $160,450,997. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $60,542,282
Gross unrealized depreciation..........  (11,752,804)
                                         -----------
Net unrealized appreciation............  $48,789,479
                                         -----------
                                         -----------

Maturing Government Bond 1998 Portfolio

INVESTMENTS IN SECURITIES

JUNE 30, 1998
(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                                      MARKET
PRINCIPAL                                                                            VALUE(a)
----------                                                                       ----------------
LONG-TERM DEBT SECURITIES (10.9%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATION
$  600,000   Financial Corporation Strip (b)..................   6.04% 08/08/99     $     563,670
                                                                                 ----------------
             Total U.S. government and agencies obligations (cost: $561,870)...           563,670
                                                                                 ----------------
             Total long-term debt securities (cost: $561,870)..................           563,670
                                                                                 ----------------

SHORT-TERM SECURITIES (89.1%)
   615,000   Federal Home Loan Bank Strip (b).................   6.73% 08/25/98           610,105
   590,000   Financial Corporation Strip (b)..................   6.62% 05/30/99           560,264
   100,000   FNMA Strip (b)...................................   5.95% 08/12/98            99,384
   356,000   FNMA Strip (b)...................................   7.11% 11/22/98           348,478
   350,000   FNMA Strip (b)...................................   7.05% 05/22/99           332,962
   223,000   Israel Government Trust Certificate (b)..........   6.54% 11/15/98           218,582
     1,404   Temporary Investment Fund--Temp Fund Portfolio, current rate
               5.50%...........................................................             1,404
   457,470   Tennesse Valley Authority Strip (b)..............   5.91% 11/15/98           448,160
   900,000   Tennessee Valley Authority Strip (b).............   6.72% 10/15/98           886,212
 1,133,000   U.S. Treasury Interest Strip (b).................   5.92% 11/15/98         1,110,952
                                                                                 ----------------
             Total short-term securities (cost: $4,596,778)....................         4,616,503
                                                                                 ----------------
             Total investments in securities (cost: $5,158,648) (c)............     $   5,180,173
                                                                                 ----------------
                                                                                 ----------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(c) At June 30, 1998 the cost of securities for federal income tax purposes was $5,158,683. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $21,505
Gross unrealized depreciation..........      (15)
                                         -------
Net unrealized appreciation............  $21,490
                                         -------
                                         -------

Maturing Government Bond 2002 Portfolio

INVESTMENTS IN SECURITIES

JUNE 30, 1998
(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                                      MARKET
PRINCIPAL                                                                            VALUE(a)
----------                                                                       ----------------
LONG-TERM DEBT SECURITIES (99.5%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (99.5%)
$  500,000   Financial Corporation Strip (b)..................   7.04% 06/27/02     $     398,405
   360,000   Financial Corporation Strip (b)..................   6.36% 09/07/02           284,094
   525,000   FNMA Strip (b)...................................   7.60% 02/01/02           428,794
   425,000   FNMA Strip (b)...................................   6.37% 08/01/03           318,537
   182,000   Israel Government Trust Certificates (b).........   7.03% 05/15/02           146,687
   325,000   Israel Government Trust Certificates (b).........   5.95% 05/15/02           261,940
 1,150,000   Tennessee Valley Authority Strip (b).............   7.40% 04/15/03           879,968
 1,710,000   U.S. Treasury Interest Strip (b).................   6.71% 08/15/02         1,368,787
   775,000   U.S. Treasury Interest Strip (b).................   6.25% 02/15/03           603,028
   100,000   U.S. Treasury Principal Strip (c)................   6.28% 02/15/03            77,705
                                                                                 ----------------
             Total long-term debt securities (cost: $4,561,503)................         4,767,945
                                                                                 ----------------
SHORT-TERM SECURITIES (.4%)
    20,780   Temporary Investment Fund--Temp Fund Portfolio, current rate
               5.50%...........................................................            20,780
                                                                                 ----------------
             Total short-term securities (cost: $20,780).......................            20,780
                                                                                 ----------------
             Total investments in securities (cost: $4,582,283) (d)............     $   4,788,725
                                                                                 ----------------
                                                                                 ----------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(c) For principal only issues (strips) the interest rate disclosed represents current yields based upon estimated future cash flows.
(d) At June 30, 1998 the cost of securities for federal income tax purposes was $4,586,672. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $202,053
Gross unrealized depreciation..........        --
                                         --------
Net unrealized appreciation............  $202,053
                                         --------
                                         --------

Maturing Government Bond 2006 Portfolio

INVESTMENTS IN SECURITIES

JUNE 30, 1998
(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                                      MARKET
PRINCIPAL                                                                            VALUE(a)
----------                                                                       ----------------
LONG-TERM DEBT SECURITIES (99.2%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (99.2%)
$  921,000   Financial Corporation Strips (b).................   7.65% 09/07/07     $     538,849
   810,000   FNMA Strip (b)...................................   7.62% 08/01/05           539,411
   553,000   Israel Government Trust Certificates (b).........   7.44% 11/15/05           364,621
 1,000,000   Israel State Aid (b).............................   6.58% 11/15/06           623,140
 1,000,000   Resolution Funding Corporation Strips (b)........   7.46% 07/15/07           602,380
 2,700,000   U.S. Treasury Interest Strip (b).................   6.51% 11/15/06         1,703,133
   750,000   U.S. Treasury Interest Strip (b).................   5.78% 02/15/07           465,795
                                                                                 ----------------
             Total long-term debt securities (cost: $4,396,164)................         4,837,329
                                                                                 ----------------
SHORT-TERM SECURITIES (.6%)
    31,752   Temporary Investment Fund--Temp Fund Portfolio, current rate
               5.50%...........................................................            31,752
                                                                                 ----------------
             Total short-term securities (cost: $31,752).......................            31,752
                                                                                 ----------------
             Total investments in securities (cost: $4,427,916) (c)............     $   4,869,081
                                                                                 ----------------
                                                                                 ----------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(c) At June 30, 1998 the cost of securities for federal income tax purposes was $4,438,429. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $430,652
Gross unrealized depreciation..........        --
                                         --------
Net unrealized appreciation............  $430,652
                                         --------
                                         --------

Maturing Government Bond 2010 Portfolio

INVESTMENTS IN SECURITIES

JUNE 30, 1998
(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                                      MARKET
PRINCIPAL                                                                            VALUE(a)
----------                                                                       ----------------
LONG-TERM DEBT SECURITIES (99.4%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (99.4%)
$  945,000   Financial Corporation Strips (b).................   7.92% 08/08/11     $     431,109
   500,000   FNMA Strip (b)...................................   7.70% 02/12/10           252,760
   132,000   Israel Government Trust Certificates (b).........   7.66% 05/15/10            66,348
   515,000   Israel State Aid (b).............................   8.26% 03/15/10           262,207
 1,100,000   Israel State Aid (b).............................   6.85% 08/15/11           513,480
   350,000   Resolution Funding Corporation Strip (b).........   7.59% 04/15/11           167,832
   524,000   Turkey Trust (b).................................   6.69% 11/15/10           255,209
 1,680,000   U.S. Treasury Interest Strip (b).................   6.11% 05/15/10           862,025
 1,975,000   U.S. Treasury Interest Strip (b).................   6.27% 02/15/11           969,073
   575,000   U.S. Treasury Interest Strip (b).................   6.93% 08/15/11           273,944
                                                                                 ----------------
             Total long-term debt securities (cost: $3,566,837) (c)............     $   4,053,987
                                                                                 ----------------
                                                                                 ----------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(c) At June 30, 1998 the cost of securities for federal income tax purposes was $3,572,941. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $481,046
Gross unrealized depreciation..........        --
                                         --------
Net unrealized appreciation............  $481,046
                                         --------
                                         --------

Value Stock Portfolio

INVESTMENTS IN SECURITIES

JUNE 30, 1998
(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                     MARKET
  SHARES                                                            VALUE(a)
----------                                                      ----------------
COMMON STOCK (94.0%)
  BASIC MATERIALS (9.6%)
    Aluminum (1.5%)
    56,800   Reynolds Metals Company..........................    $    3,177,250
                                                                ----------------
    Chemicals (4.8%)
    30,000   Cytec Industries, Inc. (b).......................         1,327,500
    58,400   DuPont...........................................         4,358,100
   187,900   Morton International, Inc........................         4,697,500
                                                                ----------------
                                                                      10,383,100
                                                                ----------------
    Paper and Forest (3.3%)
   115,475   Fort James Corporation...........................         5,138,637
    64,100   Mead Corporation.................................         2,035,175
                                                                ----------------
                                                                       7,173,812
                                                                ----------------
  CAPITAL GOODS (1.7%)
    Electrical Equipment (.5%)
    36,500   Diebold..........................................         1,053,937
                                                                ----------------
    Manufacturing (1.2%)
    14,404   United Dominion Industries.......................           480,733
   109,900   Walter Industries Incorporated (b)...............         2,081,231
                                                                ----------------
                                                                       2,561,964
                                                                ----------------
  COMMUNICATION SERVICES (4.1%)
    Telephone (4.1%)
    71,800   AT&T Corporation.................................         4,101,575
   123,900   SBC Communications, Inc..........................         4,956,000
                                                                ----------------
                                                                       9,057,575
                                                                ----------------
  CONSUMER CYCLICAL (10.1%)
    Auto (1.3%)
    36,700   Eaton Corporation................................         2,853,425
                                                                ----------------
    Retail (8.5%)
   148,100   Federated Department Stores (b)..................         7,969,631
    29,300   JC Penny Company.................................         2,118,756
   103,400   Tandy Corporation................................         5,486,662
   152,520   Venator Group (b)................................         2,916,945
                                                                ----------------
                                                                      18,491,994
                                                                ----------------
    Service (.3%)
    18,000   Tele-Communications, Inc. (b)....................           691,875
                                                                ----------------
  CONSUMER STAPLES (9.8%)
    Food (3.8%)
   239,813   Hormel Foods Corporation.........................         8,288,537
                                                                ----------------
    Retail (1.1%)
   226,900   Food Lion, Inc...................................         2,410,812
                                                                ----------------
    Service (1.5%)
    91,900   Deluxe Corporation...............................         3,291,169
                                                                ----------------
    Tobacco (3.4%)
    97,700   Philip Morris Companies, Inc.....................         3,846,937
   154,200   RJR Nabisco Holdings Corporation.................         3,662,250
                                                                ----------------
                                                                       7,509,187
                                                                ----------------
  ENERGY (12.5%)
    Oil (8.5%)
    38,000   Chevron Corporation..............................         3,156,375
    57,900   Exxon Corporation................................         4,128,994
    49,800   Mobil Corporation................................         3,815,925

                                                                     MARKET
  SHARES                                                            VALUE(a)
----------                                                      ----------------
  ENERGY--CONTINUED
    64,300   USX--Marathon Group..............................    $    2,206,294
   173,800   YPF Sociedad Anonima (c).........................         5,224,863
                                                                ----------------
                                                                      18,532,451
                                                                ----------------
    Oil & Gas (4.0%)
   107,800   Enron Oil & Gas..................................         2,182,950
   198,100   Valero Energy Corporation........................         6,586,825
                                                                ----------------
                                                                       8,769,775
                                                                ----------------
  FINANCIAL (22.9%)
    Banks (7.0%)
    77,540   Banc One Corporation.............................         4,327,701
    27,300   Citicorp.........................................         4,074,525
    89,300   Nationsbank Corporation..........................         6,831,450
                                                                ----------------
                                                                      15,233,676
                                                                ----------------
    Consumer Finance (2.9%)
    56,400   American Express Company.........................         6,429,600
                                                                ----------------
    Finance--Diversified (3.5%)
    91,200   Federal National Mortgage Association............         5,540,400
    44,400   Starwood Lodging Trust...........................         2,145,075
                                                                ----------------
                                                                       7,685,475
                                                                ----------------
    Insurance (3.9%)
   223,892   Everest Reinsurance Holdings.....................         8,605,849
                                                                ----------------
    Real Estate Investment Trust (1.9%)
    86,600   Equity Residential Properties....................         4,108,088
                                                                ----------------
    Savings and Loans (3.7%)
    74,370   Golden State Bancorp (b).........................         2,212,508
    79,170   Golden State Bancorp Warrants (b)................           420,591
   332,300   Sovereign Bancorp Incorporated...................         5,431,045
                                                                ----------------
                                                                       8,064,144
                                                                ----------------
  HEALTH CARE (4.1%)
    Managed Care (4.1%)
   283,700   Humana (b).......................................         8,847,894
                                                                ----------------
  TECHNOLOGY (7.4%)
   141,000   Bay Networks, Inc. (b)...........................         4,547,250
   119,300   Electronic Data Systems Corporation..............         4,772,000
    60,400   International Business Machine...................         6,934,675
                                                                ----------------
                                                                      16,253,925
                                                                ----------------
  TRANSPORTATION (1.0%)
    Trucking (1.0%)
    53,100   CNF Transportation...............................         2,256,750
                                                                ----------------
  UTILITIES (10.8%)
    Electric Companies (7.4%)
   128,000   Dominion Resources, Inc..........................         5,216,000
   195,400   Teco Energy......................................         5,239,163
   134,800   Texas Utilities Company..........................         5,611,050
                                                                ----------------
                                                                      16,066,213
                                                                ----------------
    Natural Gas (3.4%)
   194,952   El Paso Natural Gas Company......................         7,456,914
                                                                ----------------
                                                                     205,255,391
Total common stock (cost: $182,192,416).......................
                                                                ----------------

              See accompanying notes to investments in securities.

Value Stock Portfolio

                                                                                      MARKET
PRINCIPAL                                                                            VALUE(a)
----------                                                                        ---------------
SHORT-TERM SECURITIES (6.8%)
$1,275,000   General Mills Incorporated......................     5.69% 07/06/98  $     1,273,781
   980,000   GTE Funding.....................................     5.64% 07/10/98          978,452
 6,141,807   Temporary Investment Fund--Temp Fund Portfolio, current rate
               5.50%............................................................        6,141,807
 6,445,000   U.S. Treasury Bill..............................     5.03% 07/23/98        6,426,136
                                                                                  ---------------
             Total short-term securities (cost: $14,820,041)....................       14,820,176
                                                                                  ---------------
             Total investments in securities (cost: $197,012,457) (d)...........  $   220,075,567
                                                                                  ---------------
                                                                                  ---------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The portfolio held 2.4% of net assets in foreign securities as of June 30, 1998.
(d) At June 30, 1998 the cost of securities for federal income tax purposes was $197,240,685. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $30,857,852
Gross unrealized depreciation..........   (8,022,970)
                                         -----------
Net unrealized appreciation............  $22,834,882
                                         -----------
                                         -----------

Small Company Value Portfolio

INVESTMENTS IN SECURITIES

JUNE 30, 1998
(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                   MARKET
 SHARES                                                           VALUE(a)
--------                                                      ----------------
COMMON STOCK (86.4%)
  BASIC MATERIALS (5.4%)
    Aluminum (1.9%)
   8,300   Century Aluminum Company.........................     $     122,425
                                                              ----------------
    Chemicals (3.5%)
   4,800   A. Schulman, Inc.................................            93,900
   6,200   Quest Diagnostics, Inc. (b)......................           135,625
                                                              ----------------
                                                                       229,525
                                                              ----------------
  CAPITAL GOODS (10.5%)
    Manufacturing (5.0%)
   5,900   United Dominion Industries.......................           196,912
   7,000   Walter Industries Incorporated (b)...............           132,562
                                                              ----------------
                                                                       329,474
                                                              ----------------
    Metal Fabrication (5.5%)
   3,600   Gibraltar Steel Corporation (b)..................            73,800
   6,400   Shaw Group Incorporated (b)......................           166,400
   2,900   Triumph Group Incorporated (b)...................           121,800
                                                              ----------------
                                                                       362,000
                                                              ----------------
  CONSUMER CYCLICAL (10.3%)
    Auto (2.4%)
   8,800   Intermet Corporation.............................           159,500
                                                              ----------------
    Publishing (2.8%)
  11,000   Journal Register Company (b).....................           184,250
                                                              ----------------
    Retail (3.0%)
   5,600   Michaels Stores Incorporated (b).................           197,575
                                                              ----------------
    Textiles (2.1%)
   6,400   Tropical Sportswear International Corporation
             (b)............................................           136,000
                                                              ----------------
  CONSUMER STAPLES (8.1%)
    Food (3.8%)
   6,900   Chiquita Brands International....................            97,031
   2,800   Earthgrains Company..............................           156,450
                                                              ----------------
                                                                       253,481
                                                              ----------------
    Food & Health (1.7%)
   4,100   Multifoods Corporation...........................           112,750
                                                              ----------------
    Household Product (2.6%)
   6,600   First Brands Corporation.........................           169,125
                                                              ----------------
  ENERGY (1.5%)
    Oil & Gas (1.5%)
   6,400   Tesoro Petroleum Corporation (b).................           101,600
                                                              ----------------
  FINANCIAL (30.6%)
    Banks (5.6%)
   5,350   Commercial Federal Corporation...................           169,194
   8,400   Peoples Heritage Financial Group, Inc............           198,450
                                                              ----------------
                                                                       367,644
                                                              ----------------

                                                                   MARKET
 SHARES                                                           VALUE(a)
--------                                                      ----------------
  FINANCIAL--CONTINUED
    Insurance (9.9%)
   3,600   Allied Group Incorporated........................     $     168,525
   6,200   Amerus Life Holdings.............................           200,725
   3,630   Frontier Insurance Group, Inc....................            81,902
   4,875   RLI Corporation..................................           198,352
                                                              ----------------
                                                                       649,504
                                                              ----------------
    Real Estate Investment Trust (9.1%)
   1,900   Apartment Investment & Management Company........            75,050
   3,400   Glenborough Realty Trust, Inc....................            89,675
   2,100   Kilroy Realty....................................            52,500
   4,700   Pacific Gulf Properties, Inc.....................           100,169
   3,400   Prentiss Properties Trust........................            82,662
   4,900   Storage Trust Realty.............................           114,537
   6,400   Sunstone Hotel Investors.........................            85,200
                                                              ----------------
                                                                       599,793
                                                              ----------------
    Savings and Loans (6.0%)
   6,300   Bay View Capital Corporation.....................           200,025
  11,880   Sovereign Bancorp Incorporated...................           194,164
                                                              ----------------
                                                                       394,189
                                                              ----------------
  TECHNOLOGY (6.3%)
   2,300   DuPont Photomasks Incorporated (b)...............            79,350
   8,700   Learning Company, Inc. (b).......................           257,738
   3,400   Photronics Incorporated (b)......................            75,013
                                                              ----------------
                                                                       412,101
                                                              ----------------
  TRANSPORTATION (3.7%)
    Shipping (1.6%)
   4,100   Teekay Shipping Corporation (c)..................           102,756
                                                              ----------------
    Trucking (2.1%)
   4,200   US Freightways Corporation.......................           137,944
                                                              ----------------
  UTILITIES (10.0%)
    Electric Companies (5.0%)
   5,400   Sierra Pacific Resources.........................           196,088
   4,000   WPS Resources Corporation........................           131,250
                                                              ----------------
                                                                       327,338
                                                              ----------------
    Natural Gas (5.0%)
   3,600   Piedmont Natural Gas Company.....................           121,050
   8,900   Wicor, Inc.......................................           205,813
                                                              ----------------
                                                                       326,863
                                                              ----------------
                                                                     5,675,837
Total common stock (cost: $5,349,581).......................
                                                              ----------------

              See accompanying notes to investments in securities.

Small Company Value Portfolio

                                                                                          MARKET
PRINCIPAL                                                                                VALUE(a)
----------                                                                             -------------
SHORT-TERM SECURITIES (13.2%)
 $175,699     Temporary Investment Fund, Inc.--Temp Fund Portfolio, current rate
                5.50%...............................................................   $     175,699
  578,000     U.S. Treasury Bill..............................      5.01%   08/27/98         573,507
  120,000     U.S. Treasury Bill..............................      5.17%   10/01/98         118,473
                                                                                       -------------
              Total short-term securities (cost: $867,695)..........................         867,679
                                                                                       -------------
              Total investments in securities (cost: $6,217,276) (d)................   $   6,543,516
                                                                                       -------------
                                                                                       -------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 1.6% of net assets in foreign securities as of June 30, 1998.
(d) At June 30, 1998 the cost of securities for federal income tax purposes was $6,228,792. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $534,800
Gross unrealized depreciation..........  (220,076)
                                         --------
Net unrealized appreciation............  $314,724
                                         --------
                                         --------

Global Bond Portfolio

INVESTMENTS IN SECURITIES

JUNE 30, 1998
(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                                                                MARKET
     PRINCIPAL (b)                                                                                             VALUE(a)
-----------------------                                                                                    ----------------
LONG-TERM DEBT SECURITIES (92.2%)
  AUSTRALIA (4.9%)
    Government (4.9%)
              1,630,000    Australian Government (Australian Dollar)........        8.750%      08/15/08      $   1,255,244
                                                                                                           ----------------
  DENMARK (5.7%)
    Government (5.7%)
              4,300,000    Denmark (Danish Kroner)..........................        7.000%      12/15/04            701,639
              1,000,000    Denmark (Danish Kroner)..........................        7.000%      11/10/24            176,814
              3,470,000    Denmark (Danish Kroner)..........................        8.000%      03/15/06            604,194
                                                                                                           ----------------
                                                                                                                  1,482,647
                                                                                                           ----------------
  GERMANY (7.5%)
    Government (7.5%)
              3,000,000    Deutschland Republic (Deutsch Mark)..............        6.500%      07/04/27          1,942,596
                                                                                                           ----------------
  GREECE (2.0%)
    Government (2.0%)
             75,000,000    Hellenic Republic (Greek Drachma)................        8.900%      03/21/04            249,934
                230,000    Hellenic Republic (European Currency Unit).......        5.750%      03/21/08            255,999
                                                                                                           ----------------
                                                                                                                    505,933
                                                                                                           ----------------
  NEW ZEALAND (1.4%)
    Government (1.4%)
                449,000    New Zealand (New Zealand Dollar).................        8.000%      02/15/01            238,673
                200,000    New Zealand (New Zealand Dollar).................        8.000%      11/15/06            114,499
                                                                                                           ----------------
                                                                                                                    353,172
                                                                                                           ----------------
  PHILLIPINES (.5%)
    Government (0.5%)
              7,000,000    International Bank Reconstruction and Development
                             (Phillipine Peso)..............................       10.250%      04/11/02            140,000
                                                                                                           ----------------
  SOUTH AFRICA (.7%)
    Government (0.7%)
                500,000    South Africa (South African Rand)................       12.000%      02/28/05             73,250
                700,000    South Africa (South African Rand)................       12.000%      12/21/06            102,348
                                                                                                           ----------------
                                                                                                                    175,598
                                                                                                           ----------------
  SWEDEN (5.7%)
    Government (5.7%)
             10,600,000    Sweden Series 1038 (Swedish Krona)...............        6.500%      10/25/06          1,471,919
                                                                                                           ----------------
  UNITED KINGDOM (14.3%)
    Banking (5.6%)
                660,000    British Treasury (British Sterling Pound)........        9.000%      08/06/12          1,435,726
    Financial (5.1%)
                500,000    International Bank Reconstruction and Development
                             (British Sterling Pound).......................        7.125%      07/30/07            889,033
                400,000    UK Treasury Strips (British Sterling Pound)
                             (d)............................................        5.910%      12/07/05            433,465
    Pharmaceuticals (3.6%)
                500,000    Glaxo (British Sterling Pound)...................        8.750%      12/01/05            937,405
                                                                                                           ----------------
                                                                                                                  3,695,629
                                                                                                           ----------------
  UNITED STATES (48.6%)
    Government (30.4%)
                498,411    FHLMC (U.S. Dollars).............................        6.500%      05/01/13            501,680
                502,049    GLMC (U.S. Dollars)..............................        7.000%      05/01/28            500,320
                501,337    FGCI (U.S. Dollars)..............................        7.000%      05/18/98            510,267
                500,000    FNMA Note (U.S. Dollars).........................        8.625%      11/10/04            518,031
                455,624    GNMA (U.S. Dollars)..............................        7.500%      12/12/02            468,012
                      8    GNMA (U.S. Dollars)..............................        7.500%      05/15/25                  8
                495,000    GNSF (U.S. Dollars)..............................        7.000%      06/15/28            502,737
                750,000    U.S. Treasury Note (U.S. Dollars)................        6.375%      09/30/01            767,618
                750,000    U.S. Treasury Bond (U.S. Dollars)................        8.000%      11/15/21            966,797
                485,519    FGCI (U.S. Dollars)..............................        7.000%      09/01/08            494,168
                500,000    FNMA (U.S. Dollars)..............................        5.750%       6/15/05            501,761

              See accompanying notes to investments in securities.

Global Bond Portfolio

                                                                                                                MARKET
     PRINCIPAL (b)                                                                                             VALUE(a)
-----------------------                                                                                    ----------------
  UNITED STATES--CONTINUED
              1,050,000    Treasury Bond (U.S. Dollars).....................        6.125%      11/15/27      $   1,125,141
    Corporate (15.6%)
                500,000    Cable & Wireless (U.S. Dollars)..................        6.250%      03/06/05            508,910
                500,000    Consumers Energy 144A Issue (U.S. Dollars) (c)...        6.375%      02/01/08            497,601
                500,000    GTE Corp Debenture (U.S. Dollars)................        6.940%      04/15/28            510,126
                500,000    General Electric Capital Corporation (U.S.
                             Dollars).......................................        6.660%      05/01/18            507,012
                500,000    Lehman Bros (U.S. Dollars).......................        6.500%      04/15/08            500,974
                500,000    TCI Communications (U.S. Dollars)................        6.375%      05/01/03            503,996
                500,000    Time Warner (U.S. Dollars).......................        6.950%       1/15/28            506,857
                500,000    Associates Corp of North America (U.S.
                             Dollars).......................................        6.625%       5/15/01            507,950
                                                                                                           ----------------
                                                                                                                 10,899,966
                                                                                                           ----------------
                           Total long-term debt securities (cost: $21,615,630)..........................         21,922,704
                                                                                                           ----------------
SHORT-TERM SECURITIES (1.4%)
              1,250,000    Mexican Cetes (Mexican Peso).....................       22.240%       9/24/98            131,754
                450,000    Poland Treasury (Polish Zloty)...................       20.250%       2/10/99            114,589
              1,000,000    U.S. Treasury Note (U.S. Dollars)................        5.625%      11/30/99          1,001,250
                665,178    Provident Institutional Temp Fund (U.S. Dollars)--Temp Fund Portfolio,
                             current rate 5.500%........................................................            665,178
                                                                                                           ----------------
                           Total short-term debt securities (cost: $1,924,636)..........................          1,912,771
                                                                                                           ----------------
                           Total investments in securities (cost: $23,540,266) (e)......................      $  23,835,475
                                                                                                           ----------------
                                                                                                           ----------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Principal amounts for debt securities are denominated in the currencies indicated.
(c) Represents ownership in an illiquid security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. (See note 7 to the financial statements.) Information concerning the illiquid securities held at June 30, 1998 includes acquisition date and cost, is as follows:

                                         ACQUISITION
SECURITY                                    DATE          COST
---------------------------------------  -----------   ----------
Consumers Energy 144A Issue............    Various     $  492,387
                                                       ----------
                                                       ----------

(d) For principal only issues (strips) the interest rate disclosed represents current yields based upon estimated future cash flows.
(e) At June 30, 1998 the cost of securities for federal income tax purposes was $23,540,266. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........           $374,116
                                                   (78,907)
Gross unrealized depreciation..........
                                                  --------
                                                  $295,209
Net unrealized appreciation............
                                                  --------
                                                  --------

Index 400 Mid-Cap Portfolio

INVESTMENTS IN SECURITIES

JUNE 30, 1998
(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                   MARKET
 SHARES                                                           VALUE(a)
--------                                                      ----------------
COMMON STOCK (99.7%)
  BASIC MATERIALS (6.0%)
    Aluminum (.2%)
     300   Alumax, Inc. (b).................................     $      13,912
                                                              ----------------
    Chemicals (3.4%)
     300   A. Schulman, Inc.................................             5,869
   1,300   Airgas (b).......................................            18,687
     300   Albemarle Corporation............................             6,619
     200   Betzdearborn.....................................             8,437
     400   Cabot............................................            12,925
     400   Crompton & Knowles...............................            10,075
     300   Cytec Industries, Inc. (b).......................            13,275
     200   Dexter Corporation...............................             6,362
     800   Ethyl............................................             4,900
     300   Ferro............................................             7,594
     300   Georgia Gulf.....................................             6,844
     100   H.B. Fuller Company..............................             5,544
     600   IMC Global, Inc..................................            18,075
     300   Lubrizol.........................................             9,075
     500   Lyondell Petrochemical...........................            15,219
     300   M.A. Hanna Company...............................             5,494
     200   Minerals Technologies, Inc.......................            10,175
     300   Olin Corporation.................................            12,506
     500   RPM Incorporated (b).............................             8,500
     700   Solutia, Inc.....................................            20,081
     300   Wellamn, Inc.....................................             6,806
     300   Witco Corporation................................             8,775
                                                              ----------------
                                                                       221,837
                                                              ----------------
    Construction (.7%)
     300   Calmat...........................................             6,600
     300   Martin Marietta Materials........................            13,500
     100   Southdown........................................             7,137
     200   Vulcan Materials.................................            21,337
                                                              ----------------
                                                                        48,574
                                                              ----------------
    Iron and Steel (.4%)
     400   AK Steel Holding Corporation.....................             7,150
     100   Carpenter Technology.............................             5,025
     300   Oregon Steel Mills, Inc..........................             5,587
     300   UCAR International (b)...........................             8,756
                                                              ----------------
                                                                        26,518
                                                              ----------------
    Paper and Forest (1.3%)
     200   Bowater Incorporated.............................             9,450
     200   Chesapeake Corporation...........................             7,787
     600   Consolidated Paper, Inc..........................            16,350
     500   Georgia-Pacific Corporation......................            11,531
     400   Longview Fibre Company...........................             5,700
     300   P.H. Glatfelter Company..........................             4,744
     200   Raynoier, Inc....................................             9,200
     550   Sonoco Products Company..........................            16,637
     300   Wausau-Mosinee Paper Corporation.................             6,862
                                                              ----------------
                                                                        88,261
                                                              ----------------

                                                                   MARKET
 SHARES                                                           VALUE(a)
--------                                                      ----------------
  CAPITAL GOODS (8.0%)
    Aerospace/Defense (.8%)
     200   Cordant Technologies, Inc........................     $       9,225
     300   Gencorp..........................................             7,575
     300   Precision Castparts Corporation..................            16,012
     300   Sundstrand Corporation...........................            17,175
                                                              ----------------
                                                                        49,987
                                                              ----------------
    Electrical Equipment (1.9%)
     500   American Power Conversion (b)....................            15,000
     400   Diebold..........................................            11,550
     400   Hubbell, Inc.....................................            16,650
     875   Molex Incorporated...............................            21,875
     300   SCI Systems, Inc. (b)............................            11,287
     700   Solectron Corporation (b)........................            29,444
     300   Symbol Technologies..............................            11,325
     420   Vishay Intertechnology, Inc. (b).................             7,534
                                                              ----------------
                                                                       124,665
                                                              ----------------
    Engineering/Construction (.5%)
     400   Granite Construction Company.....................            12,212
     200   Jacobs Engineering Group (b).....................             6,425
     300   Newport News Shipbuilding, Inc...................             8,025
     400   Varco International, Inc. (b)....................             7,925
                                                              ----------------
                                                                        34,587
                                                              ----------------
    Machinery (.6%)
     400   Agco Corporation.................................             8,225
     300   Albany International Corporation.................             7,181
     200   Kaydon Corporation...............................             7,062
     200   Kennametal Incorporated..........................             8,350
     100   Tecumseh Products Company........................             5,281
                                                              ----------------
                                                                        36,099
                                                              ----------------
    Manufacturing (1.2%)
     300   Ametek, Inc......................................             8,794
     200   Carlisle Companies, Inc..........................             8,612
     300   Donaldson Company, Inc...........................             7,087
     300   Federal Signal Corporation.......................             7,294
     200   Flowserve Corporation............................             4,925
     100   Nordson Corporation..............................             4,700
     200   Pentair, Inc.....................................             8,500
     300   Stewart & Stevenson Services.....................             5,400
     200   Teleflex, Inc....................................             7,600
     200   Trinity Industries...............................             8,300
     200   York International Corporation...................             8,712
                                                              ----------------
                                                                        79,924
                                                              ----------------
    Metal Fabrication (.3%)
     200   Maxxum, Inc. (b).................................            11,431
     400   Watts Industries Incorporated....................             8,350
                                                              ----------------
                                                                        19,781
                                                              ----------------
    Office Equipment (1.7%)
     600   Herman Miller, Inc...............................            14,587
     400   Hon Industries...................................            13,600
     400   Lexmark International Group (b)..................            24,400

              See accompanying notes to investments in securities.

Index 400 Mid-Cap Portfolio

                                                                   MARKET
 SHARES                                                           VALUE(a)
--------                                                      ----------------
  CAPITAL GOODS--CONTINUED
     200   Standard Register................................     $       7,075
     400   Unisource World Wide, Inc........................             4,325
     750   U.S. Office Products Company (b).................            14,625
     500   Viking Office Products, Inc (b)..................            15,687
     700   Wallace Computer Services, Inc...................            16,625
                                                              ----------------
                                                                       110,924
                                                              ----------------
    Waste Management (1.0%)
   1,300   USA Waste Services, Inc. (b).....................            64,187
                                                              ----------------
  COMMUNICATION SERVICES (2.9%)
    Cellular (.5%)
     700   360 Communications Company (b)...................            22,400
     500   Vanguard Cellular Systems (b)....................             9,437
                                                              ----------------
                                                                        31,837
                                                              ----------------
    Telecommunication (.9%)
     800   ADC Telecommunications, Inc. (b).................            29,225
     300   Comsat Corporation...............................             8,494
     400   Qualcomm, Inc. (b)...............................            22,475
                                                              ----------------
                                                                        60,194
                                                              ----------------
    Telephone (1.5%)
     400   Aliant Communications, Inc.......................            10,975
     550   Century Telephone Enterprise.....................            25,231
     800   Cincinnati Bell Incorporated.....................            22,900
     400   Southern New England Telecommunications..........            26,200
     300   Telephone and Data Systems, Inc..................            11,812
                                                              ----------------
                                                                        97,118
                                                              ----------------
  CONSUMER CYCLICAL (15.2%)
    Auto (1.8%)
     200   Arvin Industries, Inc. (b).......................             7,262
     100   Bandag, Incorporated.............................             3,900
     100   Borg-Warner Automotive, Inc......................             4,806
     800   Danaher Corporation..............................            29,350
     300   Federal Mogul Corporation........................            20,250
     300   Harsco Corporation...............................            13,744
     400   Mark IV Industries, Inc..........................             8,650
     400   Meritor Automotive...............................             9,600
     200   Modine Manufacturing Company.....................             6,925
     200   OEA, Inc.........................................             3,200
     300   Superior Industries International................             8,456
                                                              ----------------
                                                                       116,143
                                                              ----------------
    Building Materials (.2%)
     700   Clayton Homes....................................            13,300
                                                              ----------------
    Construction (.2%)
     300   Lancaster Colony Corporation.....................            11,362
                                                              ----------------
    Houseware (.5%)
   1,200   Leggett & Platt Incorporated.....................            30,000
                                                              ----------------
    Leisure (1.2%)
   1,000   Callaway Golf Company............................            19,687
     200   Gtech Holdings Corporation (b)...................             6,737
     900   Harley-Davidson, Inc.............................            34,875
     700   International Game Technology....................            16,975
                                                              ----------------
                                                                        78,274
                                                              ----------------
                                                                   MARKET
 SHARES                                                           VALUE(a)
--------                                                      ----------------
  CONSUMER CYCLICAL--CONTINUED
    Lodging--Hotel (.3%)
     477   Promus Hotel Corporation (b).....................     $      18,364
                                                              ----------------
    Publishing (1.4%)
     600   A.H. Belo........................................            14,625
     300   Lee Enterprises..................................             9,187
     200   Media General, Inc...............................             9,750
     100   Washington Post..................................            57,600
                                                              ----------------
                                                                        91,162
                                                              ----------------
    Retail (7.2%)
     400   Barnes and Noble, Inc. (b).......................            14,975
     400   Bed Bath & Beyond, Inc. (b)......................            20,725
     600   Best Buy Company, Inc. (b).......................            21,675
     200   BJ's Wholesale Club, Inc. (b)....................             8,125
     500   Borders Group Incorporated (b)...................            18,500
     300   Claire's Stores, Inc.............................             6,150
     500   CompUSA, Inc. (b)................................             9,031
     875   Dollar General Corporation.......................            34,617
   1,000   Family Dollar Stores.............................            18,500
     200   Fastenal Company.................................             9,287
     300   Fingerhut Company................................             9,900
     900   Fred Meyer, Inc. (b).............................            38,250
     500   General Nutrition Companies (b)..................            15,562
   1,500   Heilig-Meyers Company............................            18,469
     900   Kohl's, Inc. (b).................................            46,687
     200   Lands' End, Inc. (b).............................             6,325
     500   Micro Warehouse, Inc. (b)........................             7,750
     900   Office Depot, Inc. (b)...........................            28,406
     700   Officemax (b)....................................            11,550
     200   Payless Shoesource, Inc. (b).....................            14,737
     500   Proffitts Incorporated (b).......................            20,187
     400   Saks Holdings, Inc. (b)..........................            11,050
   1,650   Staples Incorporated (b).........................            47,747
     200   Tiffany & Company................................             9,600
     875   U.S. Filter Corporation (b)......................            24,555
                                                              ----------------
                                                                       472,360
                                                              ----------------
    Service (1.3%)
     500   Circus Circus Enterprises, Inc. (b)..............             8,469
     200   Pittston Company.................................             7,375
     400   Quintiles Transnational (b)......................            19,675
     300   Rollins..........................................             6,150
     400   Sotheby's Holdings...............................             8,950
     600   Stewart Enterprises, Inc.........................            15,975
     600   Viad.............................................            16,650
                                                              ----------------
                                                                        83,244
                                                              ----------------
    Textiles (1.1%)
     500   Burlington Industries (b)........................             7,031
     600   Jones Apparel Group, Inc. (b)....................            21,937
     200   Nine West Group, Inc. (b)........................             5,362
     800   Shaw Industries..................................            14,100
     400   Unifi Incorporated...............................            13,700
     300   Warnaco Group....................................            12,731
                                                              ----------------
                                                                        74,861
                                                              ----------------

              See accompanying notes to investments in securities.

Index 400 Mid-Cap Portfolio

                                                                   MARKET
 SHARES                                                           VALUE(a)
--------                                                      ----------------
  CONSUMER STAPLES (9.8%)
    Beverage (1.8%)
   2,600   Coca-Cola Enterprises............................     $     102,050
     600   Whitman Corporation..............................            13,762
                                                              ----------------
                                                                       115,812
                                                              ----------------
    Broadcasting (.4%)
     300   A.C. Nielsen Corporation (b).....................             7,575
     206   Chris-Craft Industries, Inc. (b).................            11,266
     100   TCA Cable TV, Inc................................             6,000
                                                              ----------------
                                                                        24,841
                                                              ----------------
    Food (2.0%)
     200   Dean Foods Company...............................            10,987
     300   Dole Food Company................................            14,906
     200   Dreyer's Grand Ice Cream, Inc....................             4,025
     500   Flowers Industries...............................            10,219
     400   Hormel Foods Corporation.........................            13,825
     500   IBP, Inc.........................................             9,062
     400   Interstate Bakeries..............................            13,275
     300   J.M. Smucker (b).................................             7,444
     400   Lance, Inc.......................................             8,950
     400   McCormick & Company..............................            14,288
     400   Universal Foods..................................             8,875
     900   Vlasic Foods International (b)...................            18,112
                                                              ----------------
                                                                       133,968
                                                              ----------------
    Food & Health (.2%)
     300   Multifoods Corporation...........................             8,250
     200   US Foodservice (b)...............................             7,012
                                                              ----------------
                                                                        15,262
                                                              ----------------
    Household Product (.7%)
     600   Dial.............................................            15,562
     300   Enesco Group.....................................             9,225
     300   First Brands Corporation.........................             7,687
     400   Premark International, Inc.......................            12,900
                                                              ----------------
                                                                        45,374
                                                              ----------------
    Personal Care (.4%)
     400   Carter Wallace, Inc..............................             7,225
   1,600   Perrigo Company (b)..............................            16,100
                                                              ----------------
                                                                        23,325
                                                              ----------------
    Restaurants (1.4%)
     400   Bob Evans Farms..................................             8,475
     400   Brinker International, Inc. (b)..................             7,700
     500   Buffets Incorporated (b).........................             7,844
     300   Cracker Barrel Old Country Store.................             9,525
     500   Lone Star Steakhouse & Saloon, Inc. (b)..........             6,906
     300   Outback Steakhouse, Inc. (b).....................            11,700
     500   Sbarro, Inc......................................            14,062
     500   Starbucks Corporation (b)........................            26,719
                                                              ----------------
                                                                        92,931
                                                              ----------------
    Retail (.7%)
     200   Hannaford Brothers Mortgage Company..............             8,800
     400   Ruddick..........................................             7,250
   1,400   Tyson Foods, Inc.................................            30,363
                                                              ----------------
                                                                        46,413
                                                              ----------------
                                                                   MARKET
 SHARES                                                           VALUE(a)
--------                                                      ----------------
  CONSUMER STAPLES--CONTINUED
    Service (2.1%)
     700   Accustaff, Inc. (b)..............................     $      21,465
     600   Cintas...........................................            30,600
     400   Corrections Corporation of America (b)...........             9,400
     200   Kelly Services...................................             7,075
     500   Manpower.........................................            14,344
     300   Ogden Corporation................................             8,306
   1,600   Olston Corporation...............................            17,900
     500   Robert Half International (b)....................            27,938
                                                              ----------------
                                                                       137,028
                                                              ----------------
    Tobacco (.1%)
     200   Universal Corporation............................             7,475
                                                              ----------------
  ENERGY (4.5%)
    Oil & Gas (4.5%)
     400   BJ Services (b)..................................            11,625
     200   Camco International, Inc.........................            15,575
     800   Ensco International..............................            13,900
     585   EVI Weatherford, Inc. (b)........................            21,718
   1,000   Global Marine (b)................................            18,688
     500   Murphy Oil.......................................            25,344
     600   Nabors Industries (b)............................            11,888
     300   Noble Affiliates, Inc............................            11,400
     800   Noble Drilling Corporation (b)...................            19,250
     600   Ocean Energy Incorporated (b)....................            11,738
   1,000   Parker Drilling Company (b)......................             7,063
     600   Pioneer Natural Resources........................            14,325
     800   Ranger Oil LTD (b)(c)............................             5,850
     500   Seagull Energy (b)...............................             8,281
     300   Smith International, Inc. (b)....................            10,444
     300   Tidewater........................................             9,900
     900   Tosco Corporation................................            26,438
     600   Transocean Offshore, Inc.........................            26,700
     500   Ultramar Diamond Shamrock Corporation............            15,781
     300   Valero Energy Corporation........................             9,975
                                                              ----------------
                                                                       295,883
                                                              ----------------
  FINANCIAL (18.4%)
    Banks (6.6%)
     375   Associated Banc Corporation......................            14,109
     300   City National Corporation........................            11,081
     700   Crestar Financial Corporation....................            38,194
   1,050   First Security Corporation.......................            22,477
     700   First Tennessee National Corporation.............            22,094
     300   First Virginia Banks, Inc........................            15,338
   1,200   Firstar Corporation..............................            45,600
   1,100   Hibernia Corporation.............................            22,206
     800   Marshall & Ilsley Corporation....................            40,850
     400   Mercantile Bankshares Corporation................            13,925
     525   Old Kent Financial Corporation...................            18,884
     400   Pacific Century Financial Corporation............             9,600
   1,000   Regions Financial Corporation....................            41,063
     950   Southtrust Corporation...........................            41,325
     500   TCF Financial Corporation........................            14,750
     500   Union Planters Corporation.......................            29,406
     200   Wilmington Trust Corporation.....................            12,175
     400   Zions Bancorporation.............................            21,250
                                                              ----------------
                                                                       434,327
                                                              ----------------

              See accompanying notes to investments in securities.

Index 400 Mid-Cap Portfolio

                                                                   MARKET
 SHARES                                                           VALUE(a)
--------                                                      ----------------
  FINANCIAL--CONTINUED
    Commercial Finance (.7%)
     300   Finova Finance Trust.............................     $      16,988
   1,250   North Fork Bancorporation........................            30,547
                                                              ----------------
                                                                        47,535
                                                              ----------------
    Consumer Finance (.8%)
     400   Capital One Financial Corporation................            49,675
                                                              ----------------
    Finance--Diversified (4.7%)
     400   AMBAC Financial Group............................            23,400
     400   MCN Financing....................................             9,950
     200   PMI Group........................................            14,675
   3,700   S&P 400 Mid-Cap Depositary Receipt...............           257,613
                                                              ----------------
                                                                       305,638
                                                              ----------------
    Insurance (2.8%)
   1,600   AFLAC, Inc.......................................            48,500
     500   American Financial Group.........................            21,656
     200   HSB Group........................................            10,700
     750   Old Republic Corporation.........................            21,984
     800   Provident Companies, Inc.........................            27,600
     800   Reliastar Financial..............................            38,400
     200   Transatlantic Holdings, Inc......................            15,463
                                                              ----------------
                                                                       184,303
                                                              ----------------
    Investment Bankers/Brokers (2.1%)
     600   A.G. Edwards.....................................            25,613
     700   Bear Stearns Companies...........................            39,813
   1,050   Paine Webber Group, Inc..........................            45,019
     800   T. Rowe Price Associates.........................            30,050
                                                              ----------------
                                                                       140,495
                                                              ----------------
    Savings and Loans (.7%)
     730   Charter One Financial, Inc.......................            24,592
     700   Dime Bancorp.....................................            20,956
                                                              ----------------
                                                                        45,548
                                                              ----------------
  HEALTH CARE (8.4%)
    Biotechnology (.7%)
     400   Biogen, Inc. (b).................................            19,600
     400   Centocor, Inc. (b)...............................            14,500
     400   Genzyme Corporation (b)..........................            10,225
                                                              ----------------
                                                                        44,325
                                                              ----------------
    Drugs (2.6%)
     300   Bergen Brunswig Corporation......................            13,913
   1,000   Chiron (b).......................................            15,688
     400   Forest Laboratories (b)..........................            14,300
     400   ICN Pharmaceuticals, Inc.........................            18,275
     600   McKesson Corporation.............................            48,750
     700   Mylan Laboratories...............................            21,044
     100   R.P. Scherer Corporation (b).....................             8,863
     600   Watson Pharmaceuticals (b).......................            28,013
                                                              ----------------
                                                                       168,846
                                                              ----------------
    Health Care--Diversified (.3%)
     700   Ivax Corporation (b).............................             6,475
     400   Quorum Health Group (b)..........................            10,600
                                                              ----------------
                                                                        17,075
                                                              ----------------
                                                                   MARKET
 SHARES                                                           VALUE(a)
--------                                                      ----------------
  HEALTH CARE--CONTINUED
    Hospital Management (.7%)
     900   Health Management Association, Inc. (b)..........     $      30,094
     200   Pacificare Health Systems, Inc. (b)..............            17,675
                                                              ----------------
                                                                        47,769
                                                              ----------------
    Managed Care (1.4%)
     600   Beverly Enterprises (b)..........................             8,288
     700   Concentra Managed Care, Inc. (b).................            18,200
     400   First Healthcare Group Corporation (b)...........            11,400
     700   Foundation Health Systems (b)....................            18,463
     300   Health Care and Retirement (b)...................            11,831
     400   Novacare, Inc. (b)...............................             4,700
   1,200   Oxford Health Plan, Inc. (b).....................            18,375
                                                              ----------------
                                                                        91,257
                                                              ----------------
    Medical Products/Supplies (1.9%)
     400   Acuson Corporation (b)...........................             7,275
     300   Allegiance Corporation...........................            15,375
     400   Dentsply International...........................            10,000
     400   Hillenbrand Industries, Inc......................            24,000
   1,200   PSS World Medical, Inc. (b)......................            17,550
     500   Stryker Corporation..............................            19,188
     600   Sybron International Corporation (b).............            15,150
     400   Total Renal Care Holdings, Inc. (b)..............            13,800
                                                              ----------------
                                                                       122,338
                                                              ----------------
    Special Services (.8%)
   1,500   Apria Healthcare Group, Inc. (b).................            10,031
     200   ATL Ultrasound, Inc. (b).........................             9,125
     300   Covance, Inc. (b)................................             6,750
   1,200   Medaphis Corporation (b).........................             7,200
     500   Omnicare Incorporated............................            19,063
                                                              ----------------
                                                                        52,169
                                                              ----------------
  TECHNOLOGY (14.2%)
     500   Altera Corporation (b)...........................            14,781
   1,400   America Online (b)...............................           148,400
     900   Analog Devices, Inc. (b).........................            22,106
     600   Arrow Electronic, Inc. (b).......................            13,050
     600   Atmel Corporation (b)............................             8,175
     200   Avnet Incorporated...............................            10,938
     200   Beckman Coulter, Inc.............................            11,650
   1,200   BMC Software, Inc. (b)...........................            62,325
   1,200   Cadence Design Systems, Inc. (b).................            37,500
     800   Cirrus Logic Incorporated (b)....................             8,900
     800   Comdisco, Inc....................................            15,200
   1,100   Compuware Corporation (b)........................            56,238
     300   Comverse Technology (b)..........................            15,563
     800   Cypress Semiconductor Corporation (b)............             6,650
     300   Electronic Arts, Inc. (b)........................            16,200
     450   Fiserv (b).......................................            19,111
     500   Information Resources, Inc. (b)..................             9,250
   2,500   Informix Corporation (b).........................            19,766
   2,300   Integrated Device Technology (b).................            16,459
     400   Keane, Inc. (b)..................................            22,400
     500   Linear Technology Corporation....................            30,156
     300   Litton Industries, Inc. (b)......................            17,700
     800   Maxim Integrated Products (b)....................            25,350
     700   Mentor Graphics (b)..............................             7,394
     600   NCR Corporation (b)..............................            19,500

              See accompanying notes to investments in securities.

Index 400 Mid-Cap Portfolio

                                                                   MARKET
 SHARES                                                           VALUE(a)
--------                                                      ----------------
  TECHNOLOGY--CONTINUED
     600   Network Associates (b)...........................     $      28,725
     900   Paychex Incorporated.............................            36,619
     200   Policy Management Systems (b)....................             7,850
     800   Quantum Corporation (b)..........................            16,600
     500   Reynolds & Reynolds..............................             9,094
   1,300   Sensormatic Electronics Corporation..............            18,200
   1,500   Sequent Computer Systems, Inc. (b)...............            18,094
     500   Sterling Commerce, Inc. (b)......................            24,250
     400   Sterling Software, Inc. (b)......................            11,825
     600   Storage Technology (b)...........................            26,025
     300   Stratus Computer (b).............................             7,594
     300   Structural Dynamics Research (b).................             6,938
     500   Sungard Data Systems (b).........................            19,188
     300   Symantec (b).....................................             7,838
     400   Synopsys Incorporated (b)........................            18,300
     500   Teradyne Incorporated (b)........................            13,375
     200   Varian Associates, Inc...........................             7,800
     400   Xilinx Incorporated (b)..........................            13,600
                                                              ----------------
                                                                       926,677
                                                              ----------------
  TRANSPORTATION (1.8%)
    Air Freight (.1%)
     200   Airborne Freight Corporation.....................             6,988
                                                              ----------------
    Airlines (.3%)
     200   Alaska Airgroup, Inc. (b)........................            10,913
     200   ASA Holdings, Inc................................             9,925
                                                              ----------------
                                                                        20,838
                                                              ----------------
    Railroads (.7%)
     200   GATX Corporation.................................             8,775
     600   Kansas City Southern Industries..................            29,775
     300   Wisconsin Central Transport (b)..................             6,563
                                                              ----------------
                                                                        45,113
                                                              ----------------
    Shipping (.4%)
     300   Alexander & Baldwin, Inc.........................             8,738
     900   Overseas Shipholding Group.......................            18,338
                                                              ----------------
                                                                        27,076
                                                              ----------------
    Trucking (.3%)
     300   Arnold Industries, Inc...........................             4,425
     300   CNF Transportation...............................            12,750
                                                              ----------------
                                                                        17,175
                                                              ----------------
  UTILITIES (10.5%)
    Electric Companies (8.5%)
   1,100   AES Corporation (b)..............................            57,819
     700   Allegheny Energy, Inc............................            21,088
     500   Black Hills Corporation..........................            11,530
     400   Central Maine Power Company......................             7,800
                                                                   MARKET
 SHARES                                                           VALUE(a)
--------                                                      ----------------
  UTILITIES--CONTINUED
     300   Central Louisiana Electric.......................     $       8,925
     600   CMS Energy Corporation...........................            26,400
     600   Conectiv Incorporated............................            12,300
     600   Florida Progress Corporation.....................            24,675
     200   Hawaiian Electric Industries.....................             7,938
     600   Idaho Power Company..............................            20,775
     400   Illinova Corporation.............................            12,000
     300   Ipalco Enterprises, Inc..........................            13,331
     400   Kansas City Power & Light........................            11,600
     800   LG&E Energy Corporation..........................            21,650
     600   Midamerican Energy Holdings......................            12,975
     200   Minnesota Power, Inc.............................             7,950
     300   Montana Power Company............................            10,425
     300   Nevada Power Company.............................             7,725
     900   New Century Energies, Inc........................            40,894
     400   New England Electric System......................            17,300
     400   New York State Electric & Gas....................            16,650
     800   Nipsco Industries, Inc...........................            22,400
     700   Northeast Utilities (b)..........................            11,856
     400   OGE Energy Corporation...........................            10,800
     500   Pinnacle West Capital Corporation................            22,500
     700   Potomac Electric Power Company...................            17,544
     400   Public Service Company New Mexico................             9,075
     500   Puget Sound Energy, Inc..........................            13,406
     600   Scana Corporation................................            17,888
     700   Teco Energy......................................            18,769
     300   Utilicorp United, Inc............................            11,306
     600   Wisconsin Energy.................................            18,225
     400   WPL Holdings.....................................            13,000
                                                              ----------------
                                                                       558,519
                                                              ----------------
    Natural Gas (1.5%)
     400   AGL Resources....................................             7,950
     700   El Paso Natural Gas Company......................            26,775
   1,200   Marketspan Corporation (b).......................            35,925
     200   National Fuel Gas Company........................             8,713
     400   Questar Corporation..............................             7,850
     300   Washington Gas Light.............................             8,025
                                                              ----------------
                                                                        95,238
                                                              ----------------
    Power Products--Industrial (.3%)
     400   CalEnergy Company, Inc. (b)......................            12,025
     300   Indiana Energy Incorporated......................             8,963
                                                              ----------------
                                                                        20,988
                                                              ----------------
    Water Utilities (.2%)
     500   American Water Works, Inc........................            15,500
                                                              ----------------
                                                                     6,521,199
Total common stock (cost: $6,133,857).......................
                                                              ----------------

              See accompanying notes to investments in securities.

Index 400 Mid-Cap Portfolio

                                                                                            MARKET
PRINCIPAL                                                                                  VALUE(a)
----------                                                                             ----------------
SHORT-TERM SECURITIES (6.4%)
$  187,718   Temporary Investment Fund--Temp Fund Portfolio, current rate 5.50%......     $     187,718
   235,000   U.S. Treasury Bill...............................         4.91% 08/27/98           233,173
                                                                                       ----------------
             Total short-term securities (cost: $420,936)............................           420,891
                                                                                       ----------------
             Total investments in securities (cost: $6,554,793) (d)..................     $   6,942,090
                                                                                       ----------------
                                                                                       ----------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The portfolio held .1% of net assets in foreign securities as of June 30, 1998.
(d) At June 30, 1998 the cost of securities for federal income tax purposes was $6,589,346. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation.....................  $ 831,780
Gross unrealized depreciation.....................   (479,036)
                                                    ---------
Net unrealized appreciation.......................  $ 352,744
                                                    ---------
                                                    ---------

Macro-Cap Value Portfolio

INVESTMENTS IN SECURITIES

JUNE 30, 1998
(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                                      MARKET
SHARES                                                                               VALUE(a)
------                                                                           ----------------
COMMON STOCKS (96.4%)
  CAPITAL GOODS (5.5%)
    Machinery (1.4%)
1,600   Cooper Industries, Inc.................................................     $      87,900
                                                                                 ----------------
    Manufacturing (2.0%)
2,900   Allied Signal, Inc.....................................................           128,688
                                                                                 ----------------
    Waste Disposal (2.1%)
3,700   Waste Management, Inc..................................................           129,500
                                                                                 ----------------
  COMMUNICATION SERVICES (7.6%)
    Telephone (5.0%)
  300   Cincinnati Bell........................................................             8,588
1,400   Frontier Corporation...................................................            44,100
4,500   SBC Communications, Inc................................................           180,000
1,300   Wisconsin Energy Corporation...........................................            39,488
                                                                                 ----------------
                                                                                          272,176
                                                                                 ----------------
    Telephone Long Distance (2.6%)
1,300   MCI Communications.....................................................            75,562
1,800   Worldcom, Inc. (b).....................................................            87,188
                                                                                 ----------------
                                                                                          162,750
                                                                                 ----------------
  CONSUMER CYCLICAL (21.6%)
    Auto Related (1.2%)
1,200   Goodyear Tire & Rubber.................................................            77,325
                                                                                 ----------------
    Broadcasting (1.6.%)
2,400   Comcast................................................................            97,425
                                                                                 ----------------
    Household Products (3.3%)
2,300   Procter & Gamble Company...............................................           209,444
                                                                                 ----------------
    Consumer Products (10.6%)
3,100   Anheuser-Busch Companies, Inc..........................................           146,281
1,000   Fruit of the Loom (b)..................................................            33,188
1,200   Mattel, Inc............................................................            50,775
2,800   Mirage Resorts, Inc. (b)...............................................            59,675
2,900   Pepsico, Inc...........................................................           119,444
3,100   Philip Morris Companies................................................           122,062
  420   Ralston Purina Group...................................................            49,061
  700   Seagram Ltd. (c).......................................................            28,656
3,600   Stone Container Corporation (b)........................................            56,250
                                                                                 ----------------
                                                                                          665,392
                                                                                 ----------------
    Retail (4.9%)
1,300   Circuit City Stores....................................................            60,938
1,100   Federated Department Stores (b)........................................            59,194
5,700   K Mart Corporation (b).................................................           109,725
  700   Sears Roebuck & Company................................................            42,744
1,300   TJX Company............................................................            31,362
                                                                                 ----------------
                                                                                          303,963
                                                                                 ----------------
  ENERGY (5.5%)
    Oil--Energy (5.5%)
  600   Atlantic Richfield Company.............................................            46,875
  700   British Petroleum PLC ADR (c)..........................................            61,775
3,500   Input/Output, Inc. (b).................................................            62,344

                                                                                      MARKET
SHARES                                                                               VALUE(a)
------                                                                           ----------------
  ENERGY--CONTINUED
  300   Schlumberger Ltd.......................................................     $      20,494
5,200   Tosco Corporation......................................................           152,750
                                                                                 ----------------
                                                                                          344,238
                                                                                 ----------------
  FINANCIAL (17.5%)
    Banks (4.6%)
  500   Astoria Financial Corporation..........................................            26,750
  200   Citicorp...............................................................            29,850
2,134   First Union Corporation................................................           124,308
  200   Keycorp................................................................             7,125
  400   Long Island Bancorp, Inc...............................................            24,300
1,800   Norwest Corporation....................................................            67,275
                                                                                 ----------------
                                                                                          279,608
                                                                                 ----------------
    Consumer Finance (.8%)
  700   Associates First Capital Corporation...................................            53,812
                                                                                 ----------------
    Finance--Diversified (2.7%)
2,800   Federal National Mortgage Association..................................           170,100
                                                                                 ----------------
    Insurance (5.8%)
  300   Allstate Corporation...................................................            27,469
1,900   Marsh & McLennan Company...............................................           114,831
1,300   MBIA, Inc..............................................................            97,338
2,100   Travelers Group Incorporated...........................................           127,312
                                                                                 ----------------
                                                                                          366,950
                                                                                 ----------------
    Real Estate Investment Trust (3.1%)
1,000   Simon DeBartolo Group..................................................            32,500
3,367   Starwood Lodging.......................................................           162,668
                                                                                 ----------------
                                                                                          195,168
                                                                                 ----------------
    Savings and Loans (.5%)
  700   Washington Mutual, Inc.................................................            30,406
                                                                                 ----------------
  HEALTHCARE (16.5%)
    Chemicals and Drugs (12.4%)
1,800   Alza Corporation.......................................................            77,850
  800   E.I. du Pont de Nemours and Company....................................            59,700
4,900   Humana, Inc. (b).......................................................           152,819
  700   Eli Lilly & Company....................................................            46,244
3,300   Monsanto Company.......................................................           184,388
  700   Pfizer.................................................................            76,081
1,000   Rohm & Haas Company....................................................           103,938
1,100   Warner Lambert Company.................................................            76,313
                                                                                 ----------------
                                                                                          777,333
                                                                                 ----------------
    Health Products/Care (4.1%)
  800   American Home Products.................................................            41,400
1,400   Bristol-Myers Squibb Company...........................................           160,913
1,200   U.S. Surgical..........................................................            54,750
                                                                                 ----------------
                                                                                          257,063
                                                                                 ----------------
  INTERNATIONAL CABLE (.1%)
    Internet & Telephone Ventures (.1%)
  200   Telecom-TCI Ventures...................................................             4,012
                                                                                 ----------------

              See accompanying notes to investments in securities.

Macro-Cap Value Portfolio

                                                                                      MARKET
SHARES                                                                               VALUE(a)
------                                                                           ----------------
  TECHNOLOGY (14.4%)
1,600   Cisco Systems, Inc.....................................................     $     147,300
3,200   Coltec Industies, Inc. (b).............................................            63,600
1,300   Computer Associates International......................................            72,231
1,700   CompUSA (b)............................................................            30,706
2,800   EMC Corporation........................................................           125,475
1,300   First Data Corporation.................................................            43,306
  500   IBM Corporation........................................................            57,406
3,300   International Game Technology..........................................            80,025
1,000   Oracle Corporation.....................................................            24,562
1,100   PP&L Resources, Inc....................................................            24,956
1,600   Quantum Corporation (b)................................................            33,200
2,900   Sun Microsystems (b)...................................................           125,969
1,000   Texas Instruments, Inc.................................................            58,312
1,600   Valero Energy Corporation..............................................            53,200
                                                                                 ----------------
                                                                                          940,248
                                                                                 ----------------
                                                                                      MARKET
SHARES                                                                               VALUE(a)
------                                                                           ----------------
  TRANSPORTATION (4.0%)
2,200   Service Corporation International......................................     $      94,325
3,600   Union Pacific Corporation..............................................           158,850
                                                                                 ----------------
                                                                                          253,175
                                                                                 ----------------
  UTILITIES (3.7%)
    Electric (3.7%)
1,800   GTE Corporation........................................................           100,125
1,700   New England Electric...................................................            73,525
1,300   Northern States Power..................................................            37,212
                                                                                 ----------------
                                                                                          210,862
                                                                                 ----------------
Total common stocks (cost: $5,914,363).........................................         6,017,538
                                                                                 ----------------

PRINCIPAL
----------
SHORT-TERM SECURITIES (8.6%)
 $436,000     U.S. Treasury Bill...............................    4.84%   07/23/98       434,682
   77,000     U.S. Treasury Bill...............................    4.94%   07/09/98        76,907
   24,000     U.S. Treasury Bill...............................    4.84%   07/16/98        23,949
                                                                                      -----------
              Total short-term securities (cost: $532,506).........................       535,538
                                                                                      -----------
              Total Investment in securities (cost: $6,446,869) (d)................   $ 6,553,076
                                                                                      -----------
                                                                                      -----------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The portfolio held 1.0% of net assets in foreign securities as of June 30, 1998.
(d) At June 30, 1998 the cost of securities for federal income tax purposes was $6,466,305. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $    329,486
Gross unrealized depreciation..........      (242,715)
                                         ------------
Net unrealized appreciation............  $     86,771
                                         ------------
                                         ------------

Micro-Cap Growth Portfolio

INVESTMENTS IN SECURITIES

JUNE 30, 1998
(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                   MARKET
 SHARES                                                           VALUE(a)
--------                                                      ----------------
COMMON STOCK (84.8%)
  CAPITAL GOODS (4.5%)
    Electrical Equipment (1.8%)
   2,400   Advanced Lighting Technologies (b)...............     $      55,800
   4,800   Barringer Technologies, Inc. (b).................            45,300
                                                              ----------------
                                                                       101,100
                                                              ----------------
    Waste Management (2.7%)
   3,200   Eastern Environmental Services, Inc. (b).........           108,800
   2,300   Waste Connections Incorporated (b)...............            45,712
                                                              ----------------
                                                                       154,512
                                                              ----------------
  COMMUNICATION SERVICES (5.2%)
    Cellular (.7%)
   4,300   Boston Communications Group (b)..................            38,162
                                                              ----------------
    Telecommunication (3.6%)
   1,900   ITC Deltacom, Inc. (b)...........................            81,195
   1,300   Metromedia Fiber Network (b).....................            60,612
   1,500   MGC Communications (b)...........................            22,875
   2,800   Polycom, Inc. (b)................................            42,175
                                                              ----------------
                                                                       206,857
                                                              ----------------
    Telephone (.9%)
   1,300   Nextlink Communications, Inc. (b)................            49,237
                                                              ----------------
  CONSUMER CYCLICAL (22.8%)
    Auto (.5%)
   1,800   Lithia Motors, Inc. (b)..........................            26,550
                                                              ----------------
    Building Materials (1.4%)
   1,800   Engle Homes Incorporated.........................            28,125
   2,500   Modtech, Inc. (b)................................            49,687
                                                              ----------------
                                                                        77,812
                                                              ----------------
    Houseware (.5%)
   2,100   Global-Tech Appliances, Inc. (b).................            30,187
                                                              ----------------
    Leisure (2.6%)
   3,900   Family Golf Centers (b)..........................            98,719
   2,000   SCP Pool Corporation (b).........................            49,000
                                                              ----------------
                                                                       147,719
                                                              ----------------
    Lodging--Hotel (2.1%)
   2,400   Cavanaughs Hospitality Corporation (b)...........            31,350
   4,000   Silverleaf Resorts, Inc. (b).....................            61,000
   1,600   Suburban Lodges of America (b)...................            24,200
                                                              ----------------
                                                                       116,550
                                                              ----------------
    Retail (5.7%)
   2,400   Bebe Stores Incorporated (b).....................            31,500
   2,000   Children's Place Retail Stores (b)...............            19,625
   1,700   Gadzooks, Inc. (b)...............................            46,856
   2,400   Hot Topic, Inc. (b)..............................            57,000
   2,000   Kenneth Cole Productions (b).....................            51,750
   1,500   Maxwell Shoe Company, Inc. (b)...................            29,812
   3,400   Quiksilver, Inc. (b).............................            67,787

                                                                   MARKET
 SHARES                                                           VALUE(a)
--------                                                      ----------------
  CONSUMER CYCLICAL--CONTINUED
   1,300   School Specialty, Inc. (b).......................     $      21,287
                                                              ----------------
                                                                       325,617
                                                              ----------------
    Service (8.5%)
   1,300   Abacus Direct Corporation (b)....................            67,519
   1,500   Ambassadors International (b)....................            45,469
   2,300   Carriage Services Incorporated (b)...............            57,788
   2,400   ChiRex, Inc. (b).................................            42,150
   4,700   Coinstar, Inc. (b)...............................            43,475
   2,100   Getty Images, Inc. (b)...........................            46,725
   1,000   Lason, Inc. (b)..................................            54,500
   3,300   Mac-Gray Corporation (b).........................            42,075
   3,200   Pegasus Systems, Inc. (b)........................            82,000
                                                              ----------------
                                                                       481,701
                                                              ----------------
    Textiles (1.5%)
   2,200   Ashworth, Inc. (b)...............................            30,525
   2,000   Novel Denim Holdings Ltd. (b)....................            52,000
                                                              ----------------
                                                                        82,525
                                                              ----------------
  CONSUMER STAPLES (5.5%)
    Broadcasting (.9%)
   3,700   Cumulus Media, Inc. (b)..........................            53,881
                                                              ----------------
    Restaurants (1.0%)
   1,500   Papa John's International, Inc. (b)..............            59,156
                                                              ----------------
    Service (3.6%)
   1,600   Eagle Geophysical, Inc. (b)......................            16,800
   3,300   Metzler Group, Inc. (b)..........................           120,863
   3,400   Seitel, Inc. (b).................................            55,038
     700   SOS Staffing Services (b)........................            12,294
                                                              ----------------
                                                                       204,995
                                                              ----------------
  ENERGY (3.4%)
    Oil & Gas (3.4%)
   3,750   Cross Timbers Oil Company........................            71,484
   2,100   Edge Petroleum Corporation (b)...................            24,281
     800   Evergreen Resources, Inc. (b)....................            15,000
   2,800   HS Resources, Inc. (b)...........................            40,775
   7,300   Unit Corporation (b).............................            44,256
                                                              ----------------
                                                                       195,796
                                                              ----------------
  FINANCIAL (2.9%)
    Real Estate Investment Trust (2.1%)
   3,400   Golf Trust of America, Inc.......................           116,875
                                                              ----------------
    Savings and Loans (.8%)
   1,800   Haven Bancorp Incorporated.......................            46,125
                                                              ----------------
  HEALTH CARE (11.6%)
    Biotechnology (2.2%)
   2,900   Celgene Corporation (b)..........................            30,813
   2,400   Digene Corporation (b)...........................            23,400
   3,600   Fuisz Technologies (b)...........................            39,825
   5,000   Lifecell Corporation (b).........................            30,625
                                                              ----------------
                                                                       124,663
                                                              ----------------

              See accompanying notes to investments in securities.

Micro-Cap Growth Portfolio

                                                                   MARKET
 SHARES                                                           VALUE(a)
--------                                                      ----------------
  HEALTH CARE--CONTINUED
    Drugs (5.8%)
   3,100   Algos Pharmaceuticals (b)........................     $      83,700
   1,900   Alkermes, Inc. (b)...............................            33,963
   1,900   Anesta Corporation (b)...........................            27,431
   4,200   Guilford Pharmaceuticals, Inc. (b)...............            74,025
   2,000   Pathogenesis Corporation (b).....................            58,000
   2,500   Shire Pharmaceuticals ADR (b)(c).................            53,438
                                                              ----------------
                                                                       330,557
                                                              ----------------
    Hospital Management (1.1%)
   2,400   Horizon Health Corporation (b)...................            42,000
   2,000   Promedco Management Company (b)..................            20,500
                                                              ----------------
                                                                        62,500
                                                              ----------------
    Medical Products/Supplies (.8%)
   2,200   Hanger Orthopedic Group (b)......................            44,825
                                                              ----------------
    Special Services (1.7%)
   2,500   Equity Corporation (b)...........................            60,000
   1,500   Impath, Inc. (b).................................            36,469
                                                              ----------------
                                                                        96,469
                                                              ----------------
  TECHNOLOGY (27.8%)
   2,700   Applied Micro Circuits Corporation (b)...........            69,863
   2,100   Aspen Technology, Inc. (b).......................           106,050
   3,800   Atlantic Data Services, Inc. (b).................            72,913
   1,400   Broadvision, Inc. (b)............................            33,425
   3,400   Cognizant Tech Solutions Corporation (b).........            41,013
   1,700   Concentric Network Corporation (b)...............            51,531
   1,800   Culturalaccessworldwide, Inc. (b)................            17,550
   2,300   Envoy Corporation (b)............................           108,963
                                                                   MARKET
 SHARES                                                           VALUE(a)
--------                                                      ----------------
  TECHNOLOGY--CONTINUED
   2,800   Global Imaging Systems, Inc. (b).................     $      39,200
   2,800   Icon Cmt Corporation (b).........................            51,800
   2,700   Insight Enterprises, Inc. (b)....................           108,000
   1,300   Inspire Insurance Solutions (b)..................            43,225
   1,100   International Integration, Inc. (b)..............            18,975
   1,900   International Telecommunication Data Systems
             (b)............................................            55,100
   3,200   Intevac Incorporated (b).........................            34,400
   2,500   JDA Software Group, Inc. (b).....................           109,375
   2,300   Maxwell Technologies, Inc. (b)...................            53,475
   1,600   New Era of Networks, Inc. (b)....................            48,800
   1,500   Omtool Ltd. (b)..................................            11,438
   1,600   Photronics Incorporated (b)......................            35,300
   3,000   RF Micro Devices, Inc. (b).......................            32,625
   2,900   SCC Communications Corporation (b)...............            35,525
   5,700   Software AG Systems, Inc. (b)....................           166,725
   5,400   Technisource Incorporated (b)....................            59,400
   2,000   Tier Technologies, Inc. (b)......................            35,625
   2,700   TSI International Software Ltd. (b)..............            61,763
   1,100   Unigraphics Solutions, Inc. (b)..................            15,400
   2,400   USWeb Corporation (b)............................            56,850
                                                              ----------------
                                                                     1,574,309
                                                              ----------------
  TRANSPORTATION (1.1%)
    Transport Services (1.1%)
   1,400   Carey International, Inc. (b)....................            39,200
     600   Preview Travel, Inc. (b).........................            20,625
                                                              ----------------
                                                                        59,825
                                                              ----------------
                                                                     4,808,505
Total common stock (cost: $4,383,016).......................
                                                              ----------------

PRINCIPAL
----------
SHORT-TERM SECURITIES (14.6%)
 $204,474     Temporary Investment Fund, Inc.--Temp Fund Portfolio, current rate
                5.50%...............................................................         204,474
  355,000     U.S. Treasury Bill..............................      5.04%   07/23/98         353,961
  272,000     U.S. Treasury Bill..............................      5.02%   08/27/98         269,885
                                                                                       -------------
              Total short-term securities (cost: $828,317)..........................         828,320
                                                                                       -------------
              Total investments in securities (cost: $5,211,333) (d)................   $   5,636,825
                                                                                       -------------
                                                                                       -------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The portfolio held .9% of net assets in foreign securities as of June 30, 1998.
(d) At June 30, 1998 the cost of securities for federal income tax purposes was $5,211,333. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $911,720
Gross unrealized depreciation..........  (486,228)
                                         --------
Net unrealized appreciation............  $425,492
                                         --------
                                         --------

Real Estate Securities Portfolio

INVESTMENTS IN SECURITIES

JUNE 30, 1998
(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                   MARKET
 SHARES                                                           VALUE(a)
--------                                                      ----------------
COMMON STOCK (88.4%)
  CONSUMER CYCLICAL (7.2%)
    Building Materials (1.1%)
   2,800   D.R. Horton Incorporated.........................     $      58,450
                                                              ----------------
    Lodging--Hotel (6.1%)
   3,400   Capstar Hotel Company (b)........................            95,200
   7,300   Host Marriott Corporation (b)....................           130,031
   2,800   Prime Hospitality Corporation (b)................            48,825
   1,000   Promus Hotel Corporation (b).....................            38,500
                                                              ----------------
                                                                       312,556
                                                              ----------------
  FINANCIAL (81.2%)
    Finance--Diversified (.9%)
   2,900   Asset Investors Corporation......................            46,219
                                                              ----------------
    Investment Bankers/Brokers ( -- )
     320   Reckson Service Industries (b)...................             1,060
                                                              ----------------
    Real Estate (15.4%)
   7,500   Burnham Pacific Property, Inc....................           106,406
   8,700   Catellus Development (b).........................           153,881
   4,100   Crescent Real Estate Equity Company..............           137,862
   7,700   Patriot American Hospitality.....................           184,319
   4,300   Starwoood Lodging Trust..........................           207,744
                                                              ----------------
                                                                       790,212
                                                              ----------------
    Real Estate Investment Trust (64.9%)
   2,700   Apartment Investment and Management Company......           106,650
   5,400   Arden Realty Group, Inc..........................           139,725
   2,900   Avalon Bay Communities, Inc......................           110,200
   4,900   Boston Properties, Inc...........................           169,050
   5,700   Camden Property Trust............................           169,575
   5,100   Carramerica Realty Corporation...................           144,712

                                                                   MARKET
 SHARES                                                           VALUE(a)
--------                                                      ----------------
  FINANCIAL--CONTINUED
   1,700   Charles E. Smith Residential Realty, Inc.........     $      54,400
   4,800   Corporate Office Properties......................            42,600
   6,100   Eastgroup Properties.............................           122,381
   2,700   Essex Property Trust.............................            83,700
   4,300   Excel Realty Trust, Inc..........................           123,894
   3,600   Felcor Suite Hotels, Inc.........................           112,950
   4,100   First Industrial Realty Trust....................           130,431
   2,000   Franchise Finance Corporation of America.........            51,875
   5,600   Glenborough Realty Trust, Inc....................           147,700
   3,300   Highwoods Properties, Inc........................           106,631
   4,200   Home Properties New York, Inc....................           112,087
   5,000   Kilroy Realty....................................           125,000
   4,530   Koger Equity Incorporated........................            91,449
   1,900   Lennar Corporation...............................            56,050
   2,000   LNR Property Corporation.........................            51,250
   3,800   Macerich Company.................................           111,387
   2,500   Mack-Cali Realty.................................            85,938
   1,800   Meditrust Corporation............................            50,288
   7,100   Pacific Gulf Properties, Inc.....................           151,319
   4,500   Philips International Realty (b).................            74,250
   4,000   Reckson Associates Realty Corporation............            94,500
   5,600   Regency Realty Corporation.......................           140,700
   1,300   Spieker Properties, Inc..........................            50,375
   7,100   Storage Trust Realty.............................           165,963
   7,800   Sunstone Hotel Investors.........................           103,838
   1,500   Urban Shopping Centers, Inc......................            47,250
                                                              ----------------
                                                                     3,328,118
                                                              ----------------
                                                                     4,536,615
Total common stock (cost: $4,657,751).......................
                                                              ----------------

PRINCIPAL
----------
SHORT-TERM SECURITIES (9.7%)
 $ 95,972     Temporary Investment Fund--Temp Fund Portfolio, current rate 5.50%....          95,972
  302,000     U.S. Treasury Bill..............................      5.06%   08/27/98         299,652
  105,000     U.S. Treasury Bill..............................      5.17%   10/01/98         103,664
                                                                                       -------------
              Total short-term securities (cost: $499,265)..........................         499,288
                                                                                       -------------
              Total investments in securities (cost: $5,157,016) (c)................   $   5,035,903
                                                                                       -------------
                                                                                       -------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) At June 30, 1998 the cost of securities for federal income tax purposes was $5,157,213. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $  62,786
Gross unrealized depreciation..........   (184,096)
                                         ---------
Net unrealized depreciation............  $(121,310)
                                         ---------
                                         ---------

                 (This page has been left blank intentionally.)

Advantus Series Fund, Inc.

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 1998
(UNAUDITED)

                                                                        MONEY        ASSET        MORTGAGE
                                            GROWTH         BOND        MARKET      ALLOCATION    SECURITIES
                                          PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO
                                         ------------  ------------  -----------  ------------  ------------
                ASSETS
Investments in securities, at market
  value--see accompanying schedule for
  detailed listing*....................  $409,005,013  $155,803,018  $67,335,876  $570,590,653  $112,115,639
Cash in bank on demand deposit.........            --       340,454        1,094     1,494,109     2,977,907
Receivable for Fund shares sold........       383,261     1,657,735      322,558       483,051     1,361,710
Receivable for investment securities
  sold.................................     1,168,433     1,498,747           --     1,145,671     7,725,670
Dividends and accrued interest
  receivable...........................       303,299     2,227,007      113,392     2,993,779       870,519
Unrealized appreciation on forward
  foreign currency contracts held, at
  value (note 4).......................            --            --           --            --            --
                                         ------------  ------------  -----------  ------------  ------------
    Total assets.......................   410,860,006   161,526,961   67,772,920   576,707,263   125,051,445
                                         ------------  ------------  -----------  ------------  ------------
              LIABILITIES
Bank overdraft.........................            --            --           --            --            --
Payable for Fund shares repurchased....        93,486        47,228      181,607       246,455        44,325
Dividends payable to shareholders......            --            --        7,312            --            --
Payable for investment securities
  purchased............................            --     1,521,286           --            --    12,458,353
Payable to Minnesota Mutual............       171,359        72,726       32,823       249,822        51,167
Unrealized depreciation on forward
  foreign currency contracts held, at
  value (note 4).......................            --            --           --            --            --
                                         ------------  ------------  -----------  ------------  ------------
    Total liabilities..................       264,845     1,641,240      221,742       496,277    12,553,845
                                         ------------  ------------  -----------  ------------  ------------
Net assets applicable to outstanding
  capital stock........................  $410,595,161  $159,885,721  $67,551,178  $576,210,986  $112,497,600
                                         ------------  ------------  -----------  ------------  ------------
                                         ------------  ------------  -----------  ------------  ------------
Represented by:
  Capital stock--authorized 10 trillion
    shares
    of $.01 par value**................  $  1,691,842  $  1,256,220  $   675,512  $  2,776,096  $    950,017
  Additional paid-in capital...........   308,251,804   151,560,302   66,875,666   433,609,844   108,410,066
  Undistributed net investment
    income.............................       857,216     4,451,680           --     7,255,063     3,444,820
  Accumulated net realized gains
    (losses) from investments and
    foreign currency transactions......     9,028,903       788,644           --    20,739,736    (2,512,643)
  Unrealized appreciation
    (depreciation) on investments and
    translation of assets and
    liabilities in foreign
    currencies.........................    90,765,396     1,828,875           --   111,830,247     2,205,340
                                         ------------  ------------  -----------  ------------  ------------
      Total--representing net assets
        applicable to outstanding
        capital stock..................  $410,595,161  $159,885,721  $67,551,178  $576,210,986  $112,497,600
                                         ------------  ------------  -----------  ------------  ------------
                                         ------------  ------------  -----------  ------------  ------------
Net asset value per share of
  outstanding capital stock............  $       2.43  $       1.27  $      1.00  $       2.08  $       1.18
                                         ------------  ------------  -----------  ------------  ------------
                                         ------------  ------------  -----------  ------------  ------------
 *Identified Cost......................  $318,239,617  $153,974,143  $67,335,876  $458,760,406  $109,910,299
**Outstanding Shares...................   169,184,162   125,621,985   67,551,178   277,609,558    95,001,736

See accompanying notes to financial statements.

                                                                                                       MATURING      MATURING
                                                         CAPITAL     INTERNATIONAL        SMALL       GOVERNMENT    GOVERNMENT
                                          INDEX 500    APPRECIATION      STOCK           COMPANY       BOND 1998     BOND 2002
                                          PORTFOLIO     PORTFOLIO      PORTFOLIO        PORTFOLIO      PORTFOLIO     PORTFOLIO
                                         ------------  ------------  --------------   -------------   -----------   -----------
                ASSETS
Investments in securities, at market
  value--see accompanying schedule for
  detailed listing*....................  $490,932,672  $367,235,593   $328,624,753    $ 209,240,476   $5,180,173    $4,788,725
Cash in bank on demand deposit.........            --           --           2,518               --           55            --
Receivable for Fund shares sold........    15,582,207      390,199         380,544          279,328          110         4,953
Receivable for investment securities
  sold.................................         6,706    1,424,786              --        2,304,915           --            --
Dividends and accrued interest
  receivable...........................       498,597      128,077       1,164,223           66,176           44            73
Unrealized appreciation on forward
  foreign currency contracts held, at
  value (note 4).......................            --           --              --               --           --            --
                                         ------------  ------------  --------------   -------------   -----------   -----------
    Total assets.......................   507,020,182  369,178,655     330,172,038      211,890,895    5,180,382     4,793,751
                                         ------------  ------------  --------------   -------------   -----------   -----------
              LIABILITIES
Bank overdraft.........................            --           --              --               --           --            --
Payable for Fund shares repurchased....       238,899      157,257         186,433        3,771,358          206           242
Dividends payable to shareholders......            --           --              --               --           --            --
Payable for investment securities
  purchased............................            --    2,641,652          27,547          858,363           --            --
Payable to Minnesota Mutual............       170,095      224,925         259,657          132,879        1,722         1,551
Unrealized depreciation on forward
  foreign currency contracts held, at
  value (note 4).......................            --           --              --               --           --            --
                                         ------------  ------------  --------------   -------------   -----------   -----------
    Total liabilities..................       408,994    3,023,834         473,637        4,762,600        1,928         1,793
                                         ------------  ------------  --------------   -------------   -----------   -----------
Net assets applicable to outstanding
  capital stock........................  $506,611,188  $366,154,821   $329,698,401    $ 207,128,295   $5,178,454    $4,791,958
                                         ------------  ------------  --------------   -------------   -----------   -----------
                                         ------------  ------------  --------------   -------------   -----------   -----------
Represented by:
  Capital stock--authorized 10 trillion
    shares
    of $.01 par value**................  $  1,413,420  $ 1,117,873    $  1,818,308    $   1,144,410   $   49,818    $   43,376
  Additional paid-in capital...........   307,832,170  212,042,384     250,209,488      159,339,204    4,911,268     4,403,489
  Undistributed net investment
    income.............................     2,416,831           --       5,254,605               --      192,976       140,581
  Accumulated net realized gains
    (losses) from investments and
    foreign currency transactions......     4,550,329   25,152,900       6,622,300       (2,521,183)       2,867        (1,930)
  Unrealized appreciation
    (depreciation) on investments and
    translation of assets and
    liabilities in foreign
    currencies.........................   190,398,438  127,841,664      65,793,700       49,165,864       21,525       206,442
                                         ------------  ------------  --------------   -------------   -----------   -----------
      Total--representing net assets
        applicable to outstanding
        capital stock..................  $506,611,188  $366,154,821   $329,698,401    $ 207,128,295   $5,178,454    $4,791,958
                                         ------------  ------------  --------------   -------------   -----------   -----------
                                         ------------  ------------  --------------   -------------   -----------   -----------
Net asset value per share of
  outstanding capital stock............  $       3.58  $      3.28    $       1.81    $        1.81   $     1.04    $     1.10
                                         ------------  ------------  --------------   -------------   -----------   -----------
                                         ------------  ------------  --------------   -------------   -----------   -----------
 *Identified Cost......................  $300,534,234  $239,393,929   $262,826,112    $ 160,074,612   $5,158,648    $4,582,283
**Outstanding Shares...................   141,342,002  111,787,256     181,830,752      114,441,004    4,981,830     4,337,613

                                          MATURING      MATURING                        SMALL
                                         GOVERNMENT    GOVERNMENT        VALUE         COMPANY
                                          BOND 2006     BOND 2010        STOCK          VALUE
                                          PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO
                                         -----------   -----------   -------------   -----------
                ASSETS
Investments in securities, at market
  value--see accompanying schedule for
  detailed listing*....................  $4,869,081    $4,053,987    $ 220,075,567   $ 6,543,516
Cash in bank on demand deposit.........          --            --               --         3,086
Receivable for Fund shares sold........       9,166         9,431        1,510,984        15,024
Receivable for investment securities
  sold.................................          --        20,000       13,096,530            --
Dividends and accrued interest
  receivable...........................          68            26          404,550        13,984
Unrealized appreciation on forward
  foreign currency contracts held, at
  value (note 4).......................          --            --               --            --
                                         -----------   -----------   -------------   -----------
    Total assets.......................   4,878,315     4,083,444      235,087,631     6,575,610
                                         -----------   -----------   -------------   -----------
              LIABILITIES
Bank overdraft.........................          --         3,500               --            --
Payable for Fund shares repurchased....         273           211       14,069,119         1,001
Dividends payable to shareholders......          --            --               --            --
Payable for investment securities
  purchased............................          --            --        2,555,731            --
Payable to Minnesota Mutual............       1,584         1,315          147,962         4,540
Unrealized depreciation on forward
  foreign currency contracts held, at
  value (note 4).......................          --            --               --            --
                                         -----------   -----------   -------------   -----------
    Total liabilities..................       1,857         5,026       16,772,812         5,541
                                         -----------   -----------   -------------   -----------
Net assets applicable to outstanding
  capital stock........................  $4,876,458    $4,078,418    $ 218,314,819   $ 6,570,069
                                         -----------   -----------   -------------   -----------
                                         -----------   -----------   -------------   -----------
Represented by:
  Capital stock--authorized 10 trillion
    shares
    of $.01 par value**................  $   40,312    $   30,996    $   1,234,195   $    61,298
  Additional paid-in capital...........   4,268,606     3,448,056      195,211,635     6,172,676
  Undistributed net investment
    income.............................     124,111       120,185        1,670,545        34,642
  Accumulated net realized gains
    (losses) from investments and
    foreign currency transactions......       2,264        (7,969)      (2,864,666)      (24,787)
  Unrealized appreciation
    (depreciation) on investments and
    translation of assets and
    liabilities in foreign
    currencies.........................     441,165       487,150       23,063,110       326,240
                                         -----------   -----------   -------------   -----------
      Total--representing net assets
        applicable to outstanding
        capital stock..................  $4,876,458    $4,078,418    $ 218,314,819   $ 6,570,069
                                         -----------   -----------   -------------   -----------
                                         -----------   -----------   -------------   -----------
Net asset value per share of
  outstanding capital stock............  $     1.21    $     1.32    $        1.77   $      1.07
                                         -----------   -----------   -------------   -----------
                                         -----------   -----------   -------------   -----------
 *Identified Cost......................  $4,427,916    $3,566,837    $ 197,012,457   $ 6,217,276
**Outstanding Shares...................   4,031,249     3,099,550      123,419,531     6,129,810

Advantus Series Fund, Inc.

JUNE 30, 1998
(UNAUDITED)

                                            GLOBAL       INDEX 400     MACRO-CAP     MICRO-CAP    REAL ESTATE
                                             BOND         MID-CAP        VALUE        GROWTH       SECURITIES
                                          PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                         ------------   -----------   -----------   -----------   ------------
                ASSETS
Investments in securities, at market
  value--see accompanying schedule for
  detailed listing*....................  $ 23,835,475   $6,942,090    $6,553,076    $5,636,825     $5,035,903
Cash in bank on demand deposit.........       740,131           42         5,280        60,749            471
Receivable for Fund shares sold........        32,478       15,457        66,953         7,144         12,907
Receivable for investment securities
  sold.................................       578,990           --       116,967        83,673         58,348
Dividends and accrued interest
  receivable...........................       532,914        4,832         6,168         2,922         27,350
Unrealized appreciation on forward
  foreign currency contracts held, at
  value (note 4).......................       180,704           --            --            --             --
                                         ------------   -----------   -----------   -----------   ------------
    Total assets.......................    25,900,692    6,962,421     6,748,444     5,791,313      5,134,979
                                         ------------   -----------   -----------   -----------   ------------
              LIABILITIES
Bank overdraft.........................            --           --            --            --             --
Payable for Fund shares repurchased....         1,363          895           612           613            234
Dividends payable to shareholders......            --           --            --            --             --
Payable for investment securities
  purchased............................        20,120      415,281       411,568       112,545             --
Payable to Minnesota Mutual............        33,158        2,685         4,113         5,308          2,893
Unrealized depreciation on forward
  foreign currency contracts held, at
  value (note 4).......................       203,942           --            --            --             --
                                         ------------   -----------   -----------   -----------   ------------
    Total liabilities..................       258,583      418,861       416,293       118,466          3,127
                                         ------------   -----------   -----------   -----------   ------------
Net assets applicable to outstanding
  capital stock........................  $ 25,642,109   $6,543,560    $6,332,151    $5,672,847     $5,131,852
                                         ------------   -----------   -----------   -----------   ------------
                                         ------------   -----------   -----------   -----------   ------------
Represented by:
  Capital stock--authorized 10 trillion
    shares
    of $.01 par value**................  $    249,803   $   60,467    $   57,686    $   58,390     $   52,412
  Additional paid-in capital...........    24,706,678    6,075,374     5,783,131     5,734,097      5,157,952
  Undistributed net investment
    income.............................       114,596       18,120        17,270            --         48,997
  Accumulated net realized gains
    (losses) from investments and
    foreign currency transactions......       296,508        2,302       367,857      (545,132)        (6,396)
  Unrealized appreciation
    (depreciation) on investments and
    translation of assets and
    liabilities in foreign
    currencies.........................       274,524      387,297       106,207       425,492       (121,113)
                                         ------------   -----------   -----------   -----------   ------------
      Total--representing net assets
        applicable to outstanding
        capital stock..................  $ 25,642,109   $6,543,560    $6,332,151    $5,672,847     $5,131,852
                                         ------------   -----------   -----------   -----------   ------------
                                         ------------   -----------   -----------   -----------   ------------
Net asset value per share of
  outstanding capital stock............  $       1.03   $     1.08    $     1.10    $     0.97     $     0.98
                                         ------------   -----------   -----------   -----------   ------------
                                         ------------   -----------   -----------   -----------   ------------
 *Identified Cost......................  $ 23,540,266   $6,554,793    $6,446,869    $5,211,333     $5,157,016
**Outstanding Shares...................    24,980,261    6,046,740     5,768,552     5,839,000      5,241,225

See accompanying notes to financial statements.

Advantus Series Fund, Inc.

STATEMENTS OF OPERATIONS

PERIOD FROM JANUARY 1, 1998 TO JUNE 30, 1998
(UNAUDITED)

                                                                    MONEY        ASSET      MORTGAGE
                                           GROWTH        BOND       MARKET    ALLOCATION   SECURITIES   INDEX 500
                                          PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO
                                         -----------  ----------  ----------  -----------  ----------  -----------
Investment income
    Interest...........................  $   316,810  $4,495,838  $1,698,405  $ 6,337,593  $3,662,846  $    64,246
    Dividends..........................    1,515,607     374,158          --    2,378,431     77,903     3,306,954
                                         -----------  ----------  ----------  -----------  ----------  -----------
        Total investment income........    1,832,417   4,869,996   1,698,405    8,716,024  3,740,749     3,371,200
                                         -----------  ----------  ----------  -----------  ----------  -----------
Expenses (note 5):
    Investment advisory fee............      906,421     367,455     152,649    1,335,528    259,910       873,824
    Custodian fees.....................        5,092       4,244       1,843       11,142      5,183         4,102
    Administrative service fee.........       15,000      15,000      15,000       15,000     15,000        15,000
    Auditing and accounting services...        9,079       4,283       3,179       31,533      6,209         5,429
    Legal fees.........................          244         121          73          335         97           290
    Registration fees..................           18          --         356           --        815           816
    Printing and shareholder reports...       32,873      19,847       4,178       59,740      7,150        25,777
    Directors' fees....................        2,705       1,193         515        4,077        829         2,893
    Insurance..........................        1,487         928         637        1,738        736         1,534
    Licensing fee......................           --          --          --           --         --        20,518
    Other..............................        2,282       5,245       4,808        1,868         --         4,186
                                         -----------  ----------  ----------  -----------  ----------  -----------
        Total expenses.................      975,201     418,316     183,238    1,460,961    295,929       954,369
    Less fees and expenses waived or
      absorbed by Minnesota Mutual.....           --          --          --           --         --            --
                                         -----------  ----------  ----------  -----------  ----------  -----------
        Total net expenses.............      975,201     418,316     183,238    1,460,961    295,929       954,369
                                         -----------  ----------  ----------  -----------  ----------  -----------
        Investment income
          (loss)--net..................      857,216   4,451,680   1,515,167    7,255,063  3,444,820     2,416,831
                                         -----------  ----------  ----------  -----------  ----------  -----------
Realized and unrealized gains (losses)
  on investments and foreign
  currencies:
    Net realized gains (losses) from:
        Investments (note 3)...........    9,471,500     796,622          --   22,157,162    380,427     5,068,403
    Net change in unrealized
      appreciation or depreciation on:
        Investments....................   55,264,016    (358,954)         --   34,794,766   (105,052 )  60,482,393
                                         -----------  ----------  ----------  -----------  ----------  -----------
        Net gains (losses) on
          investments..................   64,735,516     437,668          --   56,951,928    275,375    65,550,796
                                         -----------  ----------  ----------  -----------  ----------  -----------
Net increase (decrease) in net assets
  resulting from operations............  $65,592,732  $4,889,348  $1,515,167  $64,206,991  $3,720,195  $67,967,627
                                         -----------  ----------  ----------  -----------  ----------  -----------
                                         -----------  ----------  ----------  -----------  ----------  -----------

See accompanying notes to financial statements.

Advantus Series Fund, Inc.

PERIOD FROM JANUARY 1, 1998 TO JUNE 30, 1998
(UNAUDITED)

                                                                                          MATURING      MATURING
                                            CAPITAL      INTERNATIONAL       SMALL       GOVERNMENT    GOVERNMENT
                                         APPRECIATION        STOCK          COMPANY       BOND 1998     BOND 2002
                                           PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO
                                         -------------   --------------   ------------   -----------   -----------
Investment income
    Interest...........................   $   174,163      $   847,239    $    397,404     $200,417      $146,598
    Dividends (net of foreign
      withholding taxes of $16,689 for
      Global Bond Portfolio)...........       706,278        5,829,258         114,812           --            --
                                         -------------   --------------   ------------   -----------   -----------
        Total investment income........       880,441        6,676,497         512,216      200,417       146,598
                                         -------------   --------------   ------------   -----------   -----------
Expenses (note 5):
    Investment advisory fee............     1,222,271        1,101,150         734,473        3,198         2,671
    Custodian fees.....................         3,484          234,511           5,060        2,056         3,855
    Administrative service fee.........        15,000           15,000          15,000       15,000        15,000
    Auditing and accounting services...         7,112           43,143          13,354        3,279         3,279
    Legal fees.........................           226              221             155           43            43
    Registration fees..................            --              103              --           --             5
    Printing and shareholder reports...        29,108           23,915          22,874          441           266
    Directors' fees....................         2,252            2,401           1,549           53            31
    Insurance..........................         1,399            1,448           1,105          221           180
    Other..............................         1,330               --             452           --            --
                                         -------------   --------------   ------------   -----------   -----------
        Total expenses.................     1,282,182        1,421,892         794,022       24,291        25,330
    Less fees and expenses waived or
      absorbed by Minnesota Mutual.....            --               --              --      (16,850)      (19,313)
                                         -------------   --------------   ------------   -----------   -----------
        Total net expenses.............     1,282,182        1,421,892         794,022        7,441         6,017
                                         -------------   --------------   ------------   -----------   -----------
        Investment income
          (loss)--net..................      (401,741)       5,254,605        (281,806)     192,976       140,581
                                         -------------   --------------   ------------   -----------   -----------
Realized and unrealized gains (losses)
  on investments and foreign
  currencies:
    Net realized gains (losses) from:
        Investments (note 3)...........    25,152,899       11,615,691         862,992        2,902         2,368
        Foreign currency
          transactions.................            --         (166,623)             --           --            --
    Net change in unrealized
      appreciation or depreciation on:
        Investments....................    37,862,593       17,214,902      16,847,618      (16,788)       27,473
                                         -------------   --------------   ------------   -----------   -----------
        Net gains (losses) on
          investments..................    63,015,492       28,663,970      17,710,610      (13,886)       29,841
                                         -------------   --------------   ------------   -----------   -----------
Net increase (decrease) in net assets
  resulting from operations............   $62,613,751      $33,918,575    $ 17,428,804     $179,090      $170,422
                                         -------------   --------------   ------------   -----------   -----------
                                         -------------   --------------   ------------   -----------   -----------

(a)  Period from April 24, 1998, commencement of operations, to June 30, 1998.

See accompanying notes to financial statements.

                                          MATURING      MATURING                     SMALL
                                         GOVERNMENT    GOVERNMENT       VALUE       COMPANY      GLOBAL      INDEX 400
                                          BOND 2006     BOND 2010       STOCK        VALUE        BOND        MID-CAP
                                          PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
                                         -----------   -----------   -----------   ---------   -----------   ---------
Investment income
    Interest...........................    $132,532      $127,112    $   476,177   $  8,889    $   714,279   $  1,177
    Dividends (net of foreign
      withholding taxes of $16,689 for
      Global Bond Portfolio)...........          --            --      2,066,588     50,563             --     32,072
                                         -----------   -----------   -----------   ---------   -----------   ---------
        Total investment income........     132,532       127,112      2,542,765     59,452        714,279     33,249
                                         -----------   -----------   -----------   ---------   -----------   ---------
Expenses (note 5):
    Investment advisory fee............       5,263         4,328        832,581     20,675         75,431     11,003
    Custodian fees.....................       2,633         3,322          6,834      1,500          1,306      1,500
    Administrative service fee.........      15,000        15,000         15,000     15,000         15,000     15,000
    Auditing and accounting services...       3,279         3,279          2,904      7,312         60,744      7,487
    Legal fees.........................          43            42            165         43             53         43
    Registration fees..................           7            --          1,311        279          1,722        316
    Printing and shareholder reports...         249           192          9,635      8,387         24,870         72
    Directors' fees....................          29            22          1,549        129            209         85
    Insurance..........................         181           179          1,176        537            547        223
    Other..............................          --            --          1,065      1,319         20,196      5,256
                                         -----------   -----------   -----------   ---------   -----------   ---------
        Total expenses.................      26,684        26,364        872,220     55,181        200,078     40,985
    Less fees and expenses waived or
      absorbed by Minnesota Mutual.....     (18,263)      (19,439)            --    (30,371)            --    (25,856)
                                         -----------   -----------   -----------   ---------   -----------   ---------
        Total net expenses.............       8,421         6,925        872,220     24,810        200,078     15,129
                                         -----------   -----------   -----------   ---------   -----------   ---------
        Investment income
          (loss)--net..................     124,111       120,187      1,670,545     34,642        514,201     18,120
                                         -----------   -----------   -----------   ---------   -----------   ---------
Realized and unrealized gains (losses)
  on investments and foreign
  currencies:
    Net realized gains (losses) from:
        Investments (note 3)...........      12,777           726     (2,621,118)    28,870        354,753     30,420
        Foreign currency
          transactions.................          --            --             --         --        (53,222)        --
    Net change in unrealized
      appreciation or depreciation on:
        Investments....................      94,946       143,624      5,789,299    138,606        436,347    336,610
                                         -----------   -----------   -----------   ---------   -----------   ---------
        Net gains (losses) on
          investments..................     107,723       144,350      3,168,181    167,476        737,878    367,030
                                         -----------   -----------   -----------   ---------   -----------   ---------
Net increase (decrease) in net assets
  resulting from operations............    $231,834      $264,537    $ 4,838,726   $202,118    $ 1,252,079   $385,150
                                         -----------   -----------   -----------   ---------   -----------   ---------
                                         -----------   -----------   -----------   ---------   -----------   ---------


                                                                      REAL
                                         MACRO-CAP    MICRO-CAP      ESTATE
                                           VALUE        GROWTH     SECURITIES
                                         PORTFOLIO    PORTFOLIO    PORTFOLIO(a)
                                         ----------   ----------   ----------
Investment income
    Interest...........................  $   4,643    $   8,258    $   5,249
    Dividends (net of foreign
      withholding taxes of $16,689 for
      Global Bond Portfolio)...........     35,624        9,588       50,020
                                         ----------   ----------   ----------
        Total investment income........     40,267       17,846       55,269
                                         ----------   ----------   ----------
Expenses (note 5):
    Investment advisory fee............     18,950       27,310        5,227
    Custodian fees.....................      1,500        1,500          625
    Administrative service fee.........     15,000       15,000        5,000
    Auditing and accounting services...     30,156        7,487        3,650
    Legal fees.........................         43           43          750
    Registration fees..................        335          337          862
    Printing and shareholder reports...         67           55        1,497
    Directors' fees....................         65           83          121
    Insurance..........................        273          273          279
    Other..............................        501        1,140           --
                                         ----------   ----------   ----------
        Total expenses.................     66,890       53,228       18,011
    Less fees and expenses waived or
      absorbed by Minnesota Mutual.....    (43,893)     (22,194)     (11,739)
                                         ----------   ----------   ----------
        Total net expenses.............     22,997       31,034        6,272
                                         ----------   ----------   ----------
        Investment income
          (loss)--net..................     17,270      (13,188)      48,997
                                         ----------   ----------   ----------
Realized and unrealized gains (losses)
  on investments and foreign
  currencies:
    Net realized gains (losses) from:
        Investments (note 3)...........    421,577     (432,732)      (6,396)
        Foreign currency
          transactions.................         --           --           --
    Net change in unrealized
      appreciation or depreciation on:
        Investments....................    184,298      883,657     (121,113)
                                         ----------   ----------   ----------
        Net gains (losses) on
          investments..................    605,876      450,925     (127,509)
                                         ----------   ----------   ----------
Net increase (decrease) in net assets
  resulting from operations............  $ 623,145    $ 437,737    $ (78,512)
                                         ----------   ----------   ----------
                                         ----------   ----------   ----------

Advantus Series Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

PERIOD FROM JANUARY 1, 1998 TO JUNE 30, 1998 AND YEAR ENDED DECEMBER 31, 1997

(UNAUDITED)

                                              GROWTH PORTFOLIO             BOND PORTFOLIO
                                         --------------------------  --------------------------
                                             1998          1997          1998          1997
                                         ------------  ------------  ------------  ------------
Operations:
  Investment income (loss)--net........  $    857,216  $  3,415,607  $  4,451,680  $  8,612,808
  Net realized gains on investments....     9,471,500    53,880,278       796,622     1,986,620
  Net change in unrealized appreciation
    or depreciation of investments.....    55,264,016    28,157,592      (358,954)    1,681,772
                                         ------------  ------------  ------------  ------------
    Net increase in net assets
      resulting from operations........    65,592,732    85,453,477     4,889,348    12,281,200
                                         ------------  ------------  ------------  ------------
Distributions to shareholders from:
  Investment income--net...............    (3,415,606)   (2,348,607)   (8,612,808)   (7,069,687)
  Net realized gains...................   (54,322,875)  (60,686,820)   (1,814,285)           --
                                         ------------  ------------  ------------  ------------
    Total distributions................   (57,738,481)  (63,035,427)  (10,427,093)   (7,069,687)
                                         ------------  ------------  ------------  ------------
Capital share transactions (note 6):
  Proceeds from sales..................    47,699,389    65,672,298    30,846,193    42,632,087
  Proceeds from issuance of shares as a
    result of reinvested
    distributions......................    57,738,481    63,035,427    10,427,093     7,069,687
  Payments for redemption of shares....   (33,513,109)  (68,774,181)  (15,673,614)  (40,975,071)
                                         ------------  ------------  ------------  ------------
Increase in net assets from capital
  share transactions...................    71,924,761    59,933,544    25,599,672     8,726,703
                                         ------------  ------------  ------------  ------------
    Total increase in net assets.......    79,779,012    82,351,594    20,061,927    13,938,216
Net assets at beginning of period......   330,816,149   248,464,555   139,823,794   125,885,578
                                         ------------  ------------  ------------  ------------
Net assets at end of period*...........  $410,595,161  $330,816,149  $159,885,721  $139,823,794
                                         ------------  ------------  ------------  ------------
                                         ------------  ------------  ------------  ------------
* Including undistributed net
  investment income of.................  $    857,216  $  3,415,606  $  4,451,680  $  8,612,808

See accompanying notes to financial statements.

                                                MONEY MARKET               ASSET ALLOCATION          MORTGAGE SECURITIES
                                                  PORTFOLIO                   PORTFOLIO                   PORTFOLIO
                                         ---------------------------  --------------------------  --------------------------
                                             1998          1997           1998          1997          1998          1997
                                         ------------  -------------  ------------  ------------  ------------  ------------
Operations:
  Investment income (loss)--net........  $  1,515,167  $   3,620,845  $  7,255,063  $ 14,159,977  $  3,444,820  $  5,857,983
  Net realized gains on investments....            --             --    22,157,162    34,718,146       380,427       258,539
  Net change in unrealized appreciation
    or depreciation of investments.....            --             --    34,794,766    31,087,741      (105,052)    1,151,502
                                         ------------  -------------  ------------  ------------  ------------  ------------
    Net increase in net assets
      resulting from operations........     1,515,167      3,620,845    64,206,991    79,965,864     3,720,195     7,268,024
                                         ------------  -------------  ------------  ------------  ------------  ------------
Distributions to shareholders from:
  Investment income--net...............    (1,515,167)    (3,620,845)  (14,159,977)  (11,750,366)   (5,857,983)   (4,934,258)
  Net realized gains...................            --             --   (35,984,079)  (24,394,804)           --            --
                                         ------------  -------------  ------------  ------------  ------------  ------------
    Total distributions................    (1,515,167)    (3,620,845)  (50,144,056)  (36,145,170)   (5,857,983)   (4,934,258)
                                         ------------  -------------  ------------  ------------  ------------  ------------
Capital share transactions (note 6):
  Proceeds from sales..................    53,886,666    225,862,015    51,310,617    84,127,999    20,594,990    35,207,120
  Proceeds from issuance of shares as a
    result of reinvested
    distributions......................     1,507,854      3,620,875    50,144,056    36,145,170     5,857,983     4,934,258
  Payments for redemption of shares....   (41,426,632)  (227,360,220)  (46,526,736)  (71,582,893)  (11,050,685)  (19,234,019)
                                         ------------  -------------  ------------  ------------  ------------  ------------
Increase in net assets from capital
  share transactions...................    13,967,888      2,122,670    54,927,937    48,690,276    15,402,288    20,907,359
                                         ------------  -------------  ------------  ------------  ------------  ------------
    Total increase in net assets.......    13,967,888      2,122,670    68,990,872    92,510,970    13,264,500    23,241,125
Net assets at beginning of period......    53,583,290     51,460,620   507,220,114   414,709,144    99,233,100    75,991,975
                                         ------------  -------------  ------------  ------------  ------------  ------------
Net assets at end of period*...........  $ 67,551,178  $  53,583,290  $576,210,986  $507,220,114  $112,497,600  $ 99,233,100
                                         ------------  -------------  ------------  ------------  ------------  ------------
                                         ------------  -------------  ------------  ------------  ------------  ------------
* Including undistributed net
  investment income of.................  $         --  $          --  $  7,255,063  $ 14,159,977  $  3,444,820  $  5,857,983

                                                 INDEX 500              CAPITAL APPRECIATION
                                                 PORTFOLIO                   PORTFOLIO
                                         --------------------------  --------------------------
                                             1998          1997          1998          1997
                                         ------------  ------------  ------------  ------------
Operations:
  Investment income (loss)--net........  $  2,416,831  $  3,885,375  $   (401,741) $   (299,161)
  Net realized gains on investments....     5,068,403     2,363,824    25,152,899    17,638,408
  Net change in unrealized appreciation
    or depreciation of investments.....    60,482,393    70,383,844    37,862,593    46,106,787
                                         ------------  ------------  ------------  ------------
    Net increase in net assets
      resulting from operations........    67,967,627    76,633,043    62,613,751    63,446,034
                                         ------------  ------------  ------------  ------------
Distributions to shareholders from:
  Investment income--net...............    (3,885,375)   (2,857,956)           --            --
  Net realized gains...................    (2,435,409)   (3,610,752)  (17,585,344)  (21,514,696)
                                         ------------  ------------  ------------  ------------
    Total distributions................    (6,320,784)   (6,468,708)  (17,585,344)  (21,514,696)
                                         ------------  ------------  ------------  ------------
Capital share transactions (note 6):
  Proceeds from sales..................    95,157,562   146,405,647    37,745,059    56,948,898
  Proceeds from issuance of shares as a
    result of reinvested
    distributions......................     6,320,784     6,468,708    17,585,344    21,514,696
  Payments for redemption of shares....   (37,264,720)  (46,683,389)  (28,869,225)  (40,197,982)
                                         ------------  ------------  ------------  ------------
Increase in net assets from capital
  share transactions...................    64,213,626   106,190,966    26,461,178    38,265,612
                                         ------------  ------------  ------------  ------------
    Total increase in net assets.......   125,860,469   176,355,301    71,489,585    80,196,950
Net assets at beginning of period......   380,750,719   204,395,418   294,665,236   214,468,286
                                         ------------  ------------  ------------  ------------
Net assets at end of period*...........  $506,611,188  $380,750,719  $366,154,821  $294,665,236
                                         ------------  ------------  ------------  ------------
                                         ------------  ------------  ------------  ------------
* Including undistributed net
  investment income of.................  $  2,416,831  $  3,885,375  $         --  $         --

Advantus Series Fund, Inc.

PERIOD FROM JANUARY 1, 1998 TO JUNE 30, 1998 AND YEAR ENDED DECEMBER 31, 1997

(UNAUDITED)

                                                     INTERNATIONAL STOCK            SMALL COMPANY
                                                          PORTFOLIO                   PORTFOLIO
                                                  --------------------------  --------------------------
                                                      1998          1997          1998          1997
                                                  ------------  ------------  ------------  ------------
Operations:
  Investment income (loss)--net.................  $  5,254,605  $  5,975,639  $   (281,806) $    (89,665)
  Net realized gains (losses) on investments and
    foreign currency transactions...............    11,449,068     9,490,907       862,992      (998,806)
  Net change in unrealized appreciation or
    depreciation of investments and translations
    of assets and liabilities in foreign
    currencies..................................    17,214,902    11,143,244    16,847,618    14,048,307
                                                  ------------  ------------  ------------  ------------
    Net increase in net assets resulting from
      operations................................    33,918,575    26,609,790    17,428,804    12,959,836
                                                  ------------  ------------  ------------  ------------
Distributions to shareholders from:
  Investment income--net........................    (8,175,659)   (7,116,929)           --        (2,423)
  Net realized gains............................    (8,049,161)   (3,550,501)           --            --
                                                  ------------  ------------  ------------  ------------
    Total distributions.........................   (16,224,820)  (10,667,430)           --        (2,423)
                                                  ------------  ------------  ------------  ------------
Capital share transactions (note 6):
  Proceeds from sales...........................    43,256,704    86,689,935    33,123,246    64,976,826
  Proceeds from issuance of shares as a result
    of reinvested distributions.................    16,224,820    10,667,430            --         2,423
  Payments for redemption of shares.............   (34,647,314)  (39,736,890)  (26,340,487)  (39,563,684)
                                                  ------------  ------------  ------------  ------------
Increase (decrease) in net assets from capital
  share transactions............................    24,834,210    57,620,475     6,782,759    25,415,565
                                                  ------------  ------------  ------------  ------------
    Total increase (decrease) in net assets.....    42,527,965    73,562,835    24,211,563    38,372,978
Net assets at beginning of period...............   287,170,436   213,607,601   182,916,732   144,543,754
                                                  ------------  ------------  ------------  ------------
Net assets at end of period*....................  $329,698,401  $287,170,436  $207,128,295  $182,916,732
                                                  ------------  ------------  ------------  ------------
                                                  ------------  ------------  ------------  ------------
* Including undistributed net investment income
  of............................................  $  5,254,605  $  8,175,659  $         --  $         --

See accompanying notes to financial statements.

                                                    MATURING GOVERNMENT      MATURING GOVERNMENT     MATURING GOVERNMENT
                                                    BOND 1998 PORTFOLIO      BOND 2002 PORTFOLIO     BOND 2006 PORTFOLIO
                                                  ------------------------  ----------------------  ----------------------
                                                     1998         1997         1998        1997        1998        1997
                                                  -----------  -----------  ----------  ----------  ----------  ----------
Operations:
  Investment income (loss)--net.................  $   192,976  $   382,323  $  140,581  $  234,884  $  124,111  $  211,152
  Net realized gains (losses) on investments and
    foreign currency transactions...............        2,902        1,855       2,368       8,948      12,777       3,169
  Net change in unrealized appreciation or
    depreciation of investments and translations
    of assets and liabilities in foreign
    currencies..................................      (16,788)     (12,097)     27,473      73,430      94,946     206,632
                                                  -----------  -----------  ----------  ----------  ----------  ----------
    Net increase in net assets resulting from
      operations................................      179,090      372,081     170,422     317,262     231,834     420,953
                                                  -----------  -----------  ----------  ----------  ----------  ----------
Distributions to shareholders from:
  Investment income--net........................     (382,323)    (326,014)    (30,884)   (205,875)    (36,152)   (176,812)
  Net realized gains............................       (1,890)     (14,263)    (13,246)    (30,370)         --     (47,621)
                                                  -----------  -----------  ----------  ----------  ----------  ----------
    Total distributions.........................     (384,213)    (340,277)    (44,130)   (236,245)    (36,152)   (224,433)
                                                  -----------  -----------  ----------  ----------  ----------  ----------
Capital share transactions (note 6):
  Proceeds from sales...........................      131,989    1,064,613     665,232     709,005   1,095,932     743,478
  Proceeds from issuance of shares as a result
    of reinvested distributions.................      384,213      340,277      44,130     236,245      36,152     224,433
  Payments for redemption of shares.............   (1,368,668)  (1,299,683)   (252,138)   (717,810)   (351,495)   (359,380)
                                                  -----------  -----------  ----------  ----------  ----------  ----------
Increase (decrease) in net assets from capital
  share transactions............................     (852,466)     105,207     457,224     227,440     780,589     608,531
                                                  -----------  -----------  ----------  ----------  ----------  ----------
    Total increase (decrease) in net assets.....   (1,057,589)     137,011     583,516     308,457     976,271     805,051
Net assets at beginning of period...............    6,236,043    6,099,032   4,208,442   3,899,985   3,900,187   3,095,136
                                                  -----------  -----------  ----------  ----------  ----------  ----------
Net assets at end of period*....................  $ 5,178,454  $ 6,236,043  $4,791,958  $4,208,442  $4,876,458  $3,900,187
                                                  -----------  -----------  ----------  ----------  ----------  ----------
                                                  -----------  -----------  ----------  ----------  ----------  ----------
* Including undistributed net investment income
  of............................................  $   192,976  $   382,323  $  140,581  $   30,884  $  124,111  $   36,152

                                                   MATURING GOVERNMENT
                                                   BOND 2010 PORTFOLIO      VALUE STOCK PORTFOLIO
                                                  ----------------------  --------------------------
                                                     1998        1997         1998          1997
                                                  ----------  ----------  ------------  ------------
Operations:
  Investment income (loss)--net.................  $  120,187  $  166,131  $  1,670,545  $  1,762,513
  Net realized gains (losses) on investments and
    foreign currency transactions...............         726      16,729    (2,621,118)   16,644,728
  Net change in unrealized appreciation or
    depreciation of investments and translations
    of assets and liabilities in foreign
    currencies..................................     143,624     238,794     5,789,299     5,389,098
                                                  ----------  ----------  ------------  ------------
    Net increase in net assets resulting from
      operations................................     264,537     421,654     4,838,726    23,796,339
                                                  ----------  ----------  ------------  ------------
Distributions to shareholders from:
  Investment income--net........................    (166,131)   (118,592)           --    (2,259,682)
  Net realized gains............................      (3,318)    (24,752)     (344,373)  (17,911,742)
                                                  ----------  ----------  ------------  ------------
    Total distributions.........................    (169,449)   (143,344)     (344,373)  (20,171,424)
                                                  ----------  ----------  ------------  ------------
Capital share transactions (note 6):
  Proceeds from sales...........................     999,169     887,081    45,326,351   118,592,216
  Proceeds from issuance of shares as a result
    of reinvested distributions.................     169,450     143,344       344,373    20,171,424
  Payments for redemption of shares.............    (361,670)   (945,169)  (39,943,652)  (31,482,289)
                                                  ----------  ----------  ------------  ------------
Increase (decrease) in net assets from capital
  share transactions............................     806,949      85,256     5,727,072   107,281,351
                                                  ----------  ----------  ------------  ------------
    Total increase (decrease) in net assets.....     902,037     363,566    10,221,425   110,906,266
Net assets at beginning of period...............   3,176,383   2,812,817   208,093,394    97,187,128
                                                  ----------  ----------  ------------  ------------
Net assets at end of period*....................  $4,078,420  $3,176,383  $218,314,819  $208,093,394
                                                  ----------  ----------  ------------  ------------
                                                  ----------  ----------  ------------  ------------
* Including undistributed net investment income
  of............................................  $  120,185  $  166,131  $  1,670,545  $         --

Advantus Series Fund, Inc.

PERIOD FROM JANUARY 1, 1998 TO JUNE 30, 1998 AND YEAR ENDED DECEMBER 31, 1997

(UNAUDITED)

                                              SMALL COMPANY              GLOBAL BOND
                                             VALUE PORTFOLIO              PORTFOLIO
                                         ------------------------  ------------------------
                                            1998        1997(a)       1998        1997(b)
                                         -----------  -----------  -----------  -----------
Operations:
  Investment income (loss)--net........  $    34,642  $    14,790  $   514,201  $   250,450
  Net realized gains (losses) on
    investments and foreign currency
    transactions.......................       28,870      (53,657)     301,531      (71,587)
  Net change in unrealized appreciation
    or depreciation of investments and
    translation of assets and
    liabilities in foreign
    currencies.........................      138,606      187,634      436,347     (161,823)
                                         -----------  -----------  -----------  -----------
    Net increase (decrease) in net
      assets resulting from
      operations.......................      202,118      148,767    1,252,079       17,040
                                         -----------  -----------  -----------  -----------
Distributions to shareholders from:
  Investment income--net...............      (14,790)          --     (186,888)    (250,450)
  Excess distributions of net
    investment income..................           --           --           --     (119,550)
  Net realized gains...................           --           --           --      (21,580)
  Excess distributions of net realized
    gains..............................           --           --           --       (5,023)
                                         -----------  -----------  -----------  -----------
    Total distributions................      (14,790)          --     (186,888)    (396,603)
                                         -----------  -----------  -----------  -----------
Capital share transactions (note 6):
  Proceeds from sales..................    4,056,920    6,154,243    2,042,185   26,248,677
  Proceeds from issuance of shares as a
    result of reinvested
    distributions......................       14,790           --      186,888      396,603
  Payments for redemption of shares....   (2,866,274)  (1,125,705)  (2,670,875)  (1,246,997)
                                         -----------  -----------  -----------  -----------
Increase (decrease) in net assets from
  capital share transactions...........    1,205,436    5,028,538     (441,802)  25,398,283
                                         -----------  -----------  -----------  -----------
    Total increase in net assets.......    1,392,764    5,177,305      623,389   25,018,720
Net assets at beginning of period......    5,177,305           --   25,018,720           --
                                         -----------  -----------  -----------  -----------
Net assets at end of period*...........  $ 6,570,069  $ 5,177,305  $25,642,109  $25,018,720
                                         -----------  -----------  -----------  -----------
                                         -----------  -----------  -----------  -----------
* Including undistributed net
  investment income of.................  $    34,642  $    14,790  $   114,596  $  (212,717)

(a) Period from September 29, 1997, commencement of operations, to December 31, 1997.
(b) Period from September 24, 1997, commencement of operations, to December 31, 1997.
(c)  Period from October 15 1997, commencement of operations, to December 31,
    1997.
(d) Period from September 15, 1997, commencement of operations, to December 31, 1997.
(e)  Period from April 24, 1998, commencement of operations, to June 30, 1998.

See accompanying notes to financial statements.

                                                                                                                     REAL ESTATE
                                            INDEX 400 MID-CAP             MACRO-CAP                MICRO-CAP          SECURITIES
                                                PORTFOLIO              VALUE PORTFOLIO         GROWTH PORTFOLIO       PORTFOLIO
                                         ------------------------  -----------------------  -----------------------  ------------
                                            1998        1997(a)       1998       1997(c)       1998       1997(d)      1998(e)
                                         -----------  -----------  -----------  ----------  -----------  ----------  ------------
Operations:
  Investment income (loss)--net........  $    18,120  $    11,340  $    17,270  $   20,572  $   (13,188) $   (3,373)  $   48,997
  Net realized gains (losses) on
    investments and foreign currency
    transactions.......................       30,420      (27,501)     421,577     (51,812)    (432,732)     27,129       (6,396)
  Net change in unrealized appreciation
    or depreciation of investments and
    translation of assets and
    liabilities in foreign
    currencies.........................      336,610       50,687      184,298     (78,091)     883,657    (458,165)    (121,113)
                                         -----------  -----------  -----------  ----------  -----------  ----------  ------------
    Net increase (decrease) in net
      assets resulting from
      operations.......................      385,150       34,526      623,145    (109,331)     437,737    (434,409)     (78,512)
                                         -----------  -----------  -----------  ----------  -----------  ----------  ------------
Distributions to shareholders from:
  Investment income--net...............      (11,340)          --         (372)    (20,200)          --          --           --
  Excess distributions of net
    investment income..................           --           --           --          --           --          --           --
  Net realized gains...................         (187)        (430)          --      (1,908)          --    (139,529)          --
  Excess distributions of net realized
    gains..............................           --           --           --          --           --          --           --
                                         -----------  -----------  -----------  ----------  -----------  ----------  ------------
    Total distributions................      (11,527)        (430)        (372)    (22,108)          --    (139,529)          --
                                         -----------  -----------  -----------  ----------  -----------  ----------  ------------
Capital share transactions (note 6):
  Proceeds from sales..................    3,571,043    5,678,904    2,697,462   5,357,270    1,918,722   5,479,740    5,220,295
  Proceeds from issuance of shares as a
    result of reinvested
    distributions......................       11,527          430          372      22,108           --     139,529           --
  Payments for redemption of shares....   (2,464,523)    (661,540)  (1,911,880)   (324,515)  (1,274,537)   (454,406)      (9,931)
                                         -----------  -----------  -----------  ----------  -----------  ----------  ------------
Increase (decrease) in net assets from
  capital share transactions...........    1,118,047    5,017,794      785,954   5,054,863      644,185   5,164,863    5,210,364
                                         -----------  -----------  -----------  ----------  -----------  ----------  ------------
    Total increase in net assets.......    1,491,670    5,051,890    1,408,727   4,923,424    1,081,922   4,590,925    5,131,852
Net assets at beginning of period......    5,051,890           --    4,923,424          --    4,590,925          --           --
                                         -----------  -----------  -----------  ----------  -----------  ----------  ------------
Net assets at end of period*...........  $ 6,543,560  $ 5,051,890  $ 6,332,151  $4,923,424  $ 5,672,847  $4,590,925   $5,131,852
                                         -----------  -----------  -----------  ----------  -----------  ----------  ------------
                                         -----------  -----------  -----------  ----------  -----------  ----------  ------------
* Including undistributed net
  investment income of.................  $    18,120  $    11,340  $    17,270  $      372  $        --  $       --   $   48,997

Advantus Series Fund, Inc.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998
(UNAUDITED)

(1) ORGANIZATION
    Advantus Series Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company with a series of twenty portfolios (Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company, Maturing Government Bond 1998, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Value Stock, Small Company Value, Global Bond (formerly International
Bond), Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth, Real Estate Securities). The investment objective of each Portfolio is as follows:

Growth Portfolio...................................  Long-term accumulation of capital
Bond Portfolio.....................................  Long-term total return
Money Market Portfolio.............................  Maximize current income
Asset Allocation Portfolio.........................  Long-term total return
Mortgage Securities Portfolio......................  Maximize current income
Index 500 Portfolio................................  Provide investment results corresponding to the S&P 500 Index
Capital Appreciation Portfolio.....................  Growth of capital
International Stock Portfolio......................  Long-term capital growth
Small Company Portfolio............................  Long-term accumulation of capital
Maturing Government Bond 1998, 2002, 2006 & 2010     Maximize investment return
 Portfolios........................................
Value Stock Portfolio..............................  Long-term accumulation of capital
Small Company Value Portfolio......................  Long-term accumulation of capital
Global Bond Portfolio..............................  Maximize current income
Index 400 Mid-Cap Portfolio........................  Provide investment results corresponding to the S&P 400 Mid-Cap
                                                       Index
Macro-Cap Value Portfolio..........................  Maximize total return
Micro-Cap Growth Portfolio.........................  Long-term capital appreciation
Real Estate Securities Portfolio...................  Above average income and long-term capital growth

    The Fund accounts for the assets, liabilities and operations of each portfolio separately. Shares of the Fund will not be offered directly to the public, but sold only to The Minnesota Mutual Life Insurance Company's (Minnesota Mutual) separate accounts in connection with Minnesota Mutual variable contracts and policies.

    On July 16, 1997, the Board of Directors approved the addition of the Real Estate Securities Portfolio. On April 24, 1998, Minnesota Mutual purchased 4,000,000 shares of capital stock, which represented the initial capital in this portfolio at $1.00 per share. The portfolio became effectively registered under the Securities Exchange Act of 1933 on May 1, 1998.

    On September 18, 1998 (the Target Date), the Maturing Government Bond 1998 Portfolio will be converted to cash and reinvested in another of the Fund's Portfolios at the direction of the contract owner. If the contract owner does not complete an instruction form directing what should be done with liquidation proceeds, the proceeds will be automatically invested in the Money Market Portfolio.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities, with the exception of Money Market, International Stock, Macro-Cap Value and Global Bond, are valued at market. For International Stock, Macro-Cap Value and Global Bond, short-term securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940 (as amended), all securities in Money Market are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

    Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gains or losses from investments.

    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

    International Stock and Global Bond also may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by International Stock or Global Bond and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. International Stock and Global Bond are subject to the credit risk that the other party will not complete the obligations of the contract.

  FEDERAL TAXES

    The Funds policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Each portfolio within the Fund is treated as a separate entity for federal income tax purposes. The Fund's policy is to make the required minimum distributions prior to December 31, in order to avoid Federal excise tax.

    For federal income tax purposes, the following Portfolios had capital loss carryovers at June 30, 1998, which, if not offset by subsequent capital gains, will expire December 31, 2002 through 2006 for Mortgage Securities and December 31, 2005 through 2006 for Small Company and Small Company Value. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expired:

Mortgage Securities...............................................................  $2,885,335
Small Company.....................................................................  3,214,146
Small Company Value...............................................................     53,657

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income (loss) or realized gains (losses) were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made as follows:

                                                                                 UNDISTRIBUTED
                                                                                      NET         ADDITIONAL PAID
                                                                                   INVESTMENT           IN
                                                                                     INCOME           CAPITAL
                                                                                ----------------  ---------------
Capital Appreciation..........................................................     $  401,742       $  (401,742)
Small Company.................................................................        281,807          (281,807)
Micro-Cap Growth..............................................................         13,188           (13,188)

  DISTRIBUTIONS TO SHAREHOLDERS

    Distributions to shareholders from net investment income for Money Market are declared and reinvested daily in additional shares of capital stock. For portfolios other Money Market, distributions from net investment income and realized gains, if any, will generally be declared and reinvested in additional shares on an annual basis.

  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

    Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations. As of June 30, 1998, the Bond and Mortgage Securities Portfolios had entered into outstanding, when-issued or forward commitments of $1,525,078 and $5,602,617, respectively. The Portfolios have segregated assets, with the Portfolio's respective custodians, to cover such when-issued and forward commitments.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the period ended June 30, 1998, the cost of purchases and proceeds from sales of investment securities aggregated $174,959,356 and $161,882,905, respectively, for Money Market. For the other portfolios, the cost of purchases and proceeds from sales of investment securities, other than temporary investments in short-term securities, for the period ended June 30, 1998 were as follows:

                                                                                         PURCHASES       SALES
                                                                                        ------------  ------------
Growth................................................................................  $149,084,352  $122,819,027
Bond..................................................................................   177,534,538   164,705,896
Asset Allocation......................................................................   374,296,201   348,157,424
Mortgage Securities...................................................................    73,531,933    59,100,645
Index 500.............................................................................   100,994,824    55,694,275
Capital Appreciation..................................................................   115,755,680   108,607,862
International Stock...................................................................    27,330,699    31,773,203
Small Company.........................................................................    58,515,743    53,331,394

                                                                                         PURCHASES       SALES
                                                                                        ------------  ------------
Maturing Government Bond 1998.........................................................  $    711,710  $  1,734,271
Maturing Government Bond 2002.........................................................       952,580       392,481
Maturing Government Bond 2006.........................................................     1,180,054       337,290
Maturing Government Bond 2010.........................................................       827,824        83,284
Value Stock...........................................................................   107,427,307    94,815,549
Small Company Value...................................................................     1,842,329       489,235
Global Bond...........................................................................    36,188,076    34,314,231
Index 400 Mid Cap.....................................................................     2,061,745       953,071
Macro-Cap Value.......................................................................     5,804,213     4,873,884
Micro-Cap Growth......................................................................     2,147,157     1,796,034
Real Estate Securities................................................................     5,298,654       634,605

(4) FORWARD FOREIGN CURRENCY CONTRACTS
    On June 30, 1998, Global Bond had entered into forward currency contracts that obligate Global Bond to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

 EXCHANGE       CURRENCY TO BE           CURRENCY TO BE       UNREALIZED   UNREALIZED
   DATE            DELIVERED                RECEIVED          APPRECIATION DEPRECIATION
----------  -----------------------  -----------------------  -----------  -----------
08/13/98        250,000   US$         12,500,000   THB         $  46,483    $      --
08/25/98        250,000   US$        437,500,000   KRW            51,974           --
09/09/98        250,000   US$          8,127,500   TWD                --       13,398
10/20/98        500,000   US$        161,775,000   GRD            21,969           --
11/04/98         20,000   US$         55,375,000   HUF                --        6,249
07/02/98        312,144   US$            555,928   DEM                --        3,809
07/02/98        196,915   US$            349,321   DEM                --        3,171
07/06/98        870,000   US$        119,536,260   JPY                --        8,483
07/13/98        853,906   US$          1,520,124   DEM                --       10,096
07/15/98      1,215,403   US$        172,052,474   JPY            26,335           --
07/15/98        625,000   US$          1,118,956   DEM                --        3,795
10/20/98        500,000   US$        156,535,000   GRD             5,062           --
07/02/98      2,415,148   US$          4,330,360   DEM                --       13,395
07/15/98      1,246,224   US$          2,235,725   DEM                --        5,029
08/03/98        116,667   US$            700,000   ZAR               980           --
08/13/98      3,700,000   THB             80,000   US$                --        7,759
08/13/98      3,041,500   THB             70,000   US$                --        2,140
08/25/98    138,840,000   KRW             89,000   US$                --        6,831
08/13/98      4,100,000   THB            100,000   US$             2,754           --
08/25/98    129,495,000   KRW             89,000   US$                --          381
09/09/98      8,127,500   TWD            239,961   US$             3,360           --
10/20/98    161,775,000   GRD            520,344   US$                --        1,625
07/02/98        192,000   GBP            312,143   US$                --        8,444
07/02/98        120,000   GBP            196,915   US$                --        3,452
08/03/98        700,000   ZAR            130,902   US$            13,255           --
08/25/98    169,165,000   KRW            111,292   US$                --        5,469
07/13/98        524,000   GBP            853,906   US$                --       19,267
07/13/98      2,075,000   AUD          1,236,575   US$                --       52,487
07/15/98      2,189,799   DEM          1,215,403   US$                --          295
07/02/98      1,460,000   GBP          2,415,147   US$                --       22,655
10/20/98        115,000   XEU            127,650   US$               725           --
07/06/98    119,536,260   JPY            864,838   US$             3,322           --
07/15/98    172,052,474   JPY          1,246,223   US$             4,485           --
08/03/98        440,000   NZD            222,540   US$                --        5,712
                                                              -----------  -----------
                                                               $ 180,704    $ 203,942
                                                              -----------  -----------
                                                              -----------  -----------

AUD Australia Dollar
DEM German Mark
GBP British Pound
GRD Greek Drachma
HUF Hungarian Forint
JPY Japanese Yen
KRW Korean Wan
NZD New Zealand Dollar
US$ United States Dollar
THB Thailand Baht
TWD Taiwan Dollar
XEU European Currency Unit
ZAR South African Rand

(5) EXPENSES AND RELATED PARTY TRANSACTIONS
    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital). Prior to June 1, 1998, Advantus Capital was a wholly-owned subsidiary of MIMLIC Asset Management Company (MIMLIC Management) which in turn was a wholly-owned subsidiary of Minnesota Mutual. On June 1, 1998, Advantus Capital merged with MIMLIC Management retaining the Advantus Capital name and becoming a wholly-owned subsidiary of Minnesota Mutual. Under the advisory agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries.

    Each portfolio of the Fund pays Advantus Capital an annual fee, based on average net assets, in the following amounts:

PORTFOLIO                                                                                       ANNUAL FEE
-----------------------------------------------------------------------------------  ---------------------------------
Growth.............................................................................       .50%
Bond...............................................................................       .50%
Money Market.......................................................................       .50%
Asset Allocation...................................................................       .50%
Mortgage Securities................................................................       .50%
Index 500..........................................................................       .40%
Capital Appreciation...............................................................       .75%
International Stock................................................................      1.00%  on the first $10
                                                                                                million in net assets
                                                                                          .90%  on the next $15
                                                                                                 million
                                                                                          .80%  on the next $25
                                                                                                 million
                                                                                          .75%  on the next $50
                                                                                                 million
                                                                                          .65%  thereafter
Small Company......................................................................       .75%
Maturing Government Bond 1998......................................................       .25%  (.05% prior to May 1,
                                                                                                 1998)
Maturing Government Bond 2002......................................................       .25%  (.05% prior to May 1,
                                                                                                 1998)
Maturing Government Bond 2006......................................................       .25%
Maturing Government Bond 2010......................................................       .25%
Value Stock........................................................................       .75%
Small Company Value................................................................       .75%
Global Bond........................................................................       .60%
Index 400 Mid Cap..................................................................       .40%
Macro-Cap Value....................................................................       .70%
Micro-Cap Growth...................................................................      1.10%
Real Estate Securities.............................................................       .75%

    Advantus Capital has sub-advisory agreements with the following registered investment advisers. Under the sub-advisory agreements, Advantus Capital pays the sub-advisers an annual fee based on average daily net assets, in the following amounts:

PORTFOLIO                                   SUB-ADVISOR                                         FEE
--------------------  --------------------------------------------------------  ------------------------------------
Capital Appreciation  Winslow Capital Managment, Inc.                               .375%
International Stock   Templeton Investment Counsel, Inc.                            .75%   on the first $10 million
                                                                                            in net assets
                                                                                    .65%   on the next $15 million
                                                                                    .55%   on the next $25 million
                                                                                    .50%   on the next $50 million
                                                                                    .40%   thereafter
Global Bond           Julius Bear Investment Management, Inc.                       .35%
Macro-Cap Value       J.P. Morgan Investment Managment, Inc.                        .45%
Micro-Cap Growth      Wall Street Associates                                        .85%

    The Fund bears certain other operating expenses including outside directors' fees, federal registration fees, printing and shareholder report expenses, legal fees, audit fees, custodian fees, organizational costs and other miscellaneous expenses. Each portfolio will pay all expenses directly related to its individual operations. Operating expenses not attributable to a specific portfolio will be allocated based upon the proportionate net asset size of each portfolio. Minnesota Mutual directly incurs and pays these operating expenses relating to the Fund and the Fund in turn reimburses Minnesota Mutual. Minnesota Mutual has voluntarily agreed to absorb all fees and expenses for each portfolio that exceed various percentages of average daily net assets. During the period ended June 30, 1998, Minnesota Mutual voluntarily agreed to absorb $16,850, $19,313, $18,263, $19,439, $30,371, $25,856, $43,893, $22,194 and $11,739 in
expenses that were otherwise payable by Maturing Government Bond 1998, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government 2010, Small Company Value, Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth and Real Estate Securities Portfolios, respectively.

    Each Portfolio pays an administrative services fee to Minnesota Mutual for accounting, legal and other administrative services which Minnesota Mutual provides. The administrative service fee for each portfolio is $2,500 per month.

(6) CAPITAL SHARE TRANSACTIONS
    Transactions in shares of portfolios for the period ended June 30, 1998 (period from April 24, 1998 to June 30, 1998 for Real Estate Securities) and year ended December 31, 1997 (period from September 15, 1997 to December 31, 1997 for Small Company Value, Index 400 Mid-Cap, Global Bond, Macro-Cap Value and Micro-Cap Growth) were as follows:

                                                                        GROWTH                      BOND
                                                               -------------------------  ------------------------
                                                                  1998          1997         1998         1997
                                                               -----------  ------------  -----------  -----------
Sold.........................................................   20,354,314    29,784,127   24,247,434   33,365,340
Issued for reinvested distributions..........................   25,337,264    32,682,993    8,381,732    5,823,498
Redeemed.....................................................  (14,358,695)  (30,648,643) (12,488,735) (31,803,822)
                                                               -----------  ------------  -----------  -----------
                                                                31,332,883    31,818,477   20,140,431    7,385,016
                                                               -----------  ------------  -----------  -----------
                                                               -----------  ------------  -----------  -----------

                                                                     MONEY MARKET             ASSET ALLOCATION
                                                               -------------------------  ------------------------
                                                                  1998          1997         1998         1997
                                                               -----------  ------------  -----------  -----------
Sold.........................................................   53,886,666   225,862,019   25,578,925   44,618,940
Issued for reinvested distributions..........................    1,507,854     3,620,869   25,210,015   20,976,850
Redeemed.....................................................  (41,426,632) (227,350,218) (23,229,772) (37,920,814)
                                                               -----------  ------------  -----------  -----------
                                                                13,967,888     2,132,670   27,559,168   27,674,976
                                                               -----------  ------------  -----------  -----------
                                                               -----------  ------------  -----------  -----------

                                                                  MORTGAGE SECURITIES            INDEX 500
                                                               -------------------------  ------------------------
                                                                  1998          1997         1998         1997
                                                               -----------  ------------  -----------  -----------
Sold.........................................................   17,436,026    29,866,001   27,982,615   51,876,275
Issued for reinvested distributions..........................    5,053,091     4,427,420    1,818,869    2,584,456
Redeemed.....................................................   (9,421,535)  (16,400,913) (11,136,383) (16,640,621)
                                                               -----------  ------------  -----------  -----------
                                                                13,067,582    17,892,508   18,665,101   37,820,110
                                                               -----------  ------------  -----------  -----------
                                                               -----------  ------------  -----------  -----------

                                                                 CAPITAL APPRECIATION       INTERNATIONAL STOCK
                                                               -------------------------  ------------------------
                                                                  1998          1997         1998         1997
                                                               -----------  ------------  -----------  -----------
Sold.........................................................   12,430,942    22,411,218   23,840,612   51,182,808
Issued for reinvested distributions..........................    5,619,457     9,939,280    8,756,985    6,814,559
Redeemed.....................................................   (9,587,488)  (15,804,911) (19,147,608) (23,353,360)
                                                               -----------  ------------  -----------  -----------
                                                                 8,462,911    16,545,587   13,449,989   34,644,007
                                                               -----------  ------------  -----------  -----------
                                                               -----------  ------------  -----------  -----------

                                                                                            MATURING GOVERNMENT
                                                                     SMALL COMPANY               BOND 1998
                                                               -------------------------  ------------------------
                                                                  1998          1997         1998         1997
                                                               -----------  ------------  -----------  -----------
Sold.........................................................   19,234,008    41,068,398      123,091    1,006,641
Issued for reinvested distributions..........................           --         1,733      376,546      330,829
Redeemed.....................................................  (15,346,953)  (24,691,193)  (1,278,712)  (1,224,441)
                                                               -----------  ------------  -----------  -----------
                                                                 3,887,055    16,378,938     (779,075)     113,029
                                                               -----------  ------------  -----------  -----------
                                                               -----------  ------------  -----------  -----------

                                                                  MATURING GOVERNMENT       MATURING GOVERNMENT
                                                                       BOND 2002                 BOND 2006
                                                               -------------------------  ------------------------
                                                                  1998          1997         1998         1997
                                                               -----------  ------------  -----------  -----------
Sold.........................................................      608,414       660,746    1,221,450      667,008
Issued for reinvested distributions..........................       40,864       221,259       30,991      197,541
Redeemed.....................................................     (231,267)     (680,560)    (587,128)    (327,654)
                                                               -----------  ------------  -----------  -----------
                                                                   418,011       201,445      665,313      536,895
                                                               -----------  ------------  -----------  -----------
                                                               -----------  ------------  -----------  -----------

                                                                  MATURING GOVERNMENT
                                                                       BOND 2010                VALUE STOCK
                                                               -------------------------  ------------------------
                                                                  1998          1997         1998         1997
                                                               -----------  ------------  -----------  -----------
Sold.........................................................    1,054,295       755,090   26,169,009   64,605,973
Issued for reinvested distributions..........................      135,253       133,829      186,228   11,674,522
Redeemed.....................................................     (547,795)     (832,150) (23,116,083) (17,200,384)
                                                               -----------  ------------  -----------  -----------
                                                                   641,753        56,769    3,239,154   59,080,111
                                                               -----------  ------------  -----------  -----------
                                                               -----------  ------------  -----------  -----------

                                                                  SMALL COMPANY VALUE           GLOBAL BOND
                                                               -------------------------  ------------------------
                                                                  1998          1997         1998         1997
                                                               -----------  ------------  -----------  -----------
Sold.........................................................    3,891,761     6,127,395    2,017,500   26,237,804
Issued for reinvested distributions..........................       13,584            --      184,986      402,914
Redeemed.....................................................   (2,793,672)   (1,109,258)  (2,639,022)  (1,223,921)
                                                               -----------  ------------  -----------  -----------
                                                                 1,111,673     5,018,137     (436,536)  25,416,797
                                                               -----------  ------------  -----------  -----------
                                                               -----------  ------------  -----------  -----------

                                                                   INDEX 400 MID-CAP          MACRO-CAP VALUE
                                                               -------------------------  ------------------------
                                                                  1998          1997         1998         1997
                                                               -----------  ------------  -----------  -----------
Sold.........................................................    3,035,853     5,613,515    2,553,882    5,370,493
Issued for reinvested distributions..........................       10,384           429          342       22,690
Redeemed.....................................................   (2,013,511)     (599,930)  (1,838,803)    (340,052)
                                                               -----------  ------------  -----------  -----------
                                                                 1,032,726     5,014,014      715,421    5,053,131
                                                               -----------  ------------  -----------  -----------
                                                               -----------  ------------  -----------  -----------

                                                                                          REAL ESTATE
                                                                   MICRO-CAP GROWTH       SECURITIES
                                                               -------------------------  -----------
                                                                  1998          1997         1998
                                                               -----------  ------------  -----------
Sold.........................................................    1,898,721     5,489,670    5,251,299
Issued for reinvested distributions..........................           --       156,935           --
Redeemed.....................................................   (1,233,313)     (473,013)     (10,074)
                                                               -----------  ------------  -----------
                                                                   665,408     5,173,592    5,241,225
                                                               -----------  ------------  -----------
                                                               -----------  ------------  -----------

(7) ILLIQUID SECURITIES
    Each portfolio of the Fund currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for Money Market which limits the investment in illiquid securities to 10% of net assets. At June 30, 1998, investments in securities of Bond, Asset Allocation, Mortgage Securities, International Stock and Global Bond include issues that are illiquid. The aggregate values of illiquid securities held by Bond, Asset Allocation, Mortgage Securities, International Stock and Global Bond at June 30, 1998 were $15,765,624, $17,339,157, $10,201,260, $8,703,909 and $497,601,
respectively, which represent 9.9%, 3.0%, 9.1%, 2.6% and 1.9% of net assets, respectively. Securities are valued by procedures described in note 2. Pursuant to guidelines adopted by the Fund's board of directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

(8) YEAR 2000
    In 1995, Minnesota Mutual began addressing computer systems requirements and applications to be Year 2000 compliant. Based on a current study, Minnesota Mutual plans to spend approximately $14 million through 1999 to modify its computer information systems, enabling proper processing of transactions relating to the year 2000 and beyond. The Fund will not be charged for these expenses.

(9) FINANCIAL HIGHLIGHTS
    The following tables for each Portfolio show certain per share data for a share of capital stock outstanding during the periods and selected information for each period:

GROWTH PORTFOLIO

                                                      PERIOD FROM                        YEAR ENDED DECEMBER 31,
                                                    JANUARY 1, 1998      --------------------------------------------------------
                                                    TO JUNE 30, 1998     1997(c)       1996        1995        1994        1993
                                                    ----------------     --------    --------    --------    --------    --------
Net asset value, beginning of period............           $2.40            $2.34       $2.21       $1.87       $1.91       $1.89
                                                         -------         --------    --------    --------    --------    --------
Income from investment operations:
    Net investment income.......................              --              .02         .02         .02         .02         .02
    Net gains or losses on securities (both
      realized and unrealized)..................             .44              .62         .32         .41          --         .06
                                                         -------         --------    --------    --------    --------    --------
        Total from investment operations........             .44              .64         .34         .43         .02         .08
                                                         -------         --------    --------    --------    --------    --------
Less distributions:
    Dividends from net investment income........            (.02)            (.02)       (.02)       (.02)       (.02)       (.03)
    Distributions from capital gains............            (.39)            (.56)       (.19)       (.07)       (.04)       (.03)
                                                         -------         --------    --------    --------    --------    --------
        Total distributions.....................            (.41)            (.58)       (.21)       (.09)       (.06)       (.06)
                                                         -------         --------    --------    --------    --------    --------
Net asset value, end of period..................           $2.43            $2.40       $2.34       $2.21       $1.87       $1.91
                                                         -------         --------    --------    --------    --------    --------
                                                         -------         --------    --------    --------    --------    --------
Total return (a)................................            19.4%            33.4%       17.2%       24.3%         .8%        4.7%
Net assets, end of period (in thousands)........    $    410,595         $330,816    $248,465    $201,678    $157,369    $125,745
Ratio of expenses to average daily net assets...             .54%(d)          .55%        .59%        .55%        .56%        .58%
Ratio of net investment income to average daily
  net assets....................................             .47%(d)         1.16%       1.04%       1.04%       1.22%       1.21%
Portfolio turnover rate (excluding short-term
  securities)...................................            35.0%           120.1%      154.7%       91.9%       42.0%       51.0%
Average commission rate on stock transactions
  (b)...........................................          $.0577           $.0400      $.0617         N/A         N/A         N/A

--------------------------
(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(b) Beginning in 1996, the Portfolio is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of common stocks for the period by the total number of related shares purchased and sold.
(c) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(d)  Adjusted to an annual basis.

BOND PORTFOLIO

                                                        PERIOD FROM                        YEAR ENDED DECEMBER 31,
                                                      JANUARY 1, 1998      --------------------------------------------------------
                                                      TO JUNE 30, 1998     1997(b)       1996        1995        1994        1993
                                                      ----------------     --------    --------    --------    --------    --------
Net asset value, beginning of period..............           $1.33            $1.28       $1.33       $1.16       $1.30       $1.26
                                                           -------         --------    --------    --------    --------    --------
Income from investment operations:
    Net investment income.........................             .03              .08         .06         .07         .04         .05
    Net gains or losses on securities (both
      realized and unrealized)....................             .01              .04        (.03)        .15        (.10)        .07
                                                           -------         --------    --------    --------    --------    --------
        Total from investment operations..........             .04              .12         .03         .22        (.06)        .12
                                                           -------         --------    --------    --------    --------    --------
Less distributions:
    Dividends from net investment income..........            (.08)            (.07)       (.07)       (.05)       (.05)       (.06)
    Distributions from capital gains..............            (.02)              --        (.01)         --        (.03)       (.02)
                                                           -------         --------    --------    --------    --------    --------
        Total distributions.......................            (.10)            (.07)       (.08)       (.05)       (.08)       (.08)
                                                           -------         --------    --------    --------    --------    --------
Net asset value, end of period....................           $1.27            $1.33       $1.28       $1.33       $1.16       $1.30
                                                           -------         --------    --------    --------    --------    --------
                                                           -------         --------    --------    --------    --------    --------
Total return (a)..................................             3.2%             9.4%        3.0%       19.8%       (4.6)%      10.3%
Net assets, end of period (in thousands)..........        $159,886         $139,824    $125,886    $101,045     $74,679     $43,927
Ratio of expenses to average daily net assets.....             .57%(c)          .57%        .56%        .58%        .61%        .64%
Ratio of net investment income to average daily
  net assets......................................            6.06%(c)         6.39%       6.36%       6.57%       6.12%       5.57%
Portfolio turnover rate (excluding short-term
  securities).....................................           117.3%           200.0%      154.0%      205.4%      166.2%      166.8%

--------------------------
(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(c)  Adjusted to an annual basis.

MONEY MARKET PORTFOLIO

                                                   PERIOD FROM                        YEAR ENDED DECEMBER 31,
                                                 JANUARY 1, 1998      --------------------------------------------------------
                                                 TO JUNE 30, 1998     1997(c)       1996        1995        1994        1993
                                                 ----------------     --------    --------    --------    --------    --------
Net asset value, beginning of period.........           $1.00            $1.00       $1.00       $1.00       $1.00       $1.00
                                                       ------         --------    --------    --------    --------    --------
Income from investment operations:
    Net investment income....................             .02              .05         .05         .05         .04         .03
                                                       ------         --------    --------    --------    --------    --------
        Total from investment operations.....             .02              .05         .05         .05         .04         .03
                                                       ------         --------    --------    --------    --------    --------
Less distributions:
    Dividends from net investment income.....            (.02)            (.05)       (.05)       (.05)       (.04)       (.03)
                                                       ------         --------    --------    --------    --------    --------
        Total distributions..................            (.02)            (.05)       (.05)       (.05)       (.04)       (.03)
                                                       ------         --------    --------    --------    --------    --------
Net asset value, end of period...............           $1.00            $1.00       $1.00       $1.00       $1.00       $1.00
                                                       ------         --------    --------    --------    --------    --------
                                                       ------         --------    --------    --------    --------    --------
Total return (a).............................             2.5%             5.1%        4.9%        5.4%        3.7%        2.7%
Net assets, end of period (in thousands).....    $     67,551         $ 53,583    $ 51,461    $ 30,166    $ 23,107    $ 18,423
Ratio of expenses to average daily net assets
  (b)........................................             .60%(d)          .59%        .60%        .64%        .65%        .65%
Ratio of net investment income to average
  daily net assets (b).......................            4.96%(d)         5.13%       4.81%       5.29%       3.71%       2.65%

------------------------
(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(b) Minnesota Mutual voluntarily absorbed $13,734 and $23,714 in expenses for the years ended December 31, 1994 and 1993, respectively. Had the Portfolio paid all fees and expenses the ratio of expenses to average daily net assets would have been .72% and .81%, respectively, and the ratio of net investment income to average daily net assets would have been 3.64% and 2.49%, respectively.
(c) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(d)  Adjusted to an annual basis.

ASSET ALLOCATION PORTFOLIO

                                                      PERIOD FROM                        YEAR ENDED DECEMBER 31,
                                                    JANUARY 1, 1998      --------------------------------------------------------
                                                    TO JUNE 30, 1998     1997(c)       1996        1995        1994        1993
                                                    ----------------     --------    --------    --------    --------    --------
Net asset value, beginning of period............           $2.03            $1.87       $1.83       $1.52       $1.59       $1.57
                                                         -------         --------    --------    --------    --------    --------
Income from investment operations:
    Net investment income.......................             .03              .05         .05         .06         .04         .03
    Net gains or losses on securities (both
      realized and unrealized)..................             .22              .27         .16         .31        (.07)        .07
                                                         -------         --------    --------    --------    --------    --------
        Total from investment operations........             .25              .32         .21         .37        (.03)        .10
                                                         -------         --------    --------    --------    --------    --------
Less distributions:
    Dividends from net investment income........            (.06)            (.05)       (.06)       (.05)       (.03)       (.04)
    Distributions from capital gains............            (.14)            (.11)       (.11)       (.01)       (.01)       (.04)
                                                         -------         --------    --------    --------    --------    --------
        Total distributions.....................            (.20)            (.16)       (.17)       (.06)       (.04)       (.08)
                                                         -------         --------    --------    --------    --------    --------
Net asset value, end of period..................           $2.08            $2.03       $1.87       $1.83       $1.52       $1.59
                                                         -------         --------    --------    --------    --------    --------
                                                         -------         --------    --------    --------    --------    --------
Total return (a)................................            12.6%            19.0%       12.5%       25.0%       (1.4)%       6.5%
Net assets, end of year (in thousands)..........    $    576,211         $507,220    $414,709    $349,010    $272,629    $250,011
Ratio of expenses to average daily net assets...             .55%(d)          .55%        .54%        .55%        .56%        .57%
Ratio of net investment income to average daily
  net assets....................................            2.72%(d)         3.10%       3.09%       3.75%       3.31%       2.63%
Portfolio turnover rate (excluding short-term
  securities)...................................            69.2%           140.2%      120.1%      157.0%      123.6%       85.7%
Average commission rate on stock transactions
  (b)...........................................    $      .0543         $  .0592    $  .0692         N/A         N/A         N/A

------------------------
(a) Total return figures are based on a share of outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(b) Beginning in 1996, the Portfolio is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of stocks for the period by the total number of related shares purchased and sold.
(c) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(d)  Adjusted to an annual basis.

MORTGAGE SECURITIES PORTFOLIO

                                               PERIOD
                                          FROM JANUARY 1,                           YEAR ENDED DECEMBER 31,
                                          1998 TO JUNE 30,        ------------------------------------------------------------
                                                1998              1997(b)        1996         1995         1994         1993
                                          ----------------        --------     --------     --------     --------     --------
Net asset value, beginning of period....         $1.21              $1.19         $1.21        $1.10        $1.22        $1.19
                                               -------            --------     --------     --------     --------     --------
Income from investment operations:
    Net investment income...............           .03                .07           .08          .08          .07          .06
    Net gains or losses on securities
      (both realized and unrealized)....           .01                .03          (.02)         .11         (.11)         .05
                                               -------            --------     --------     --------     --------     --------
        Total from investment
           operations...................           .04                .10           .06          .19         (.04)         .11
                                               -------            --------     --------     --------     --------     --------
Less distributions:
    Dividends from net investment
      income............................          (.07)              (.08)         (.08)        (.08)        (.05)        (.06)
    Distributions from capital gains....            --                 --            --           --         (.03)        (.02)
                                               -------            --------     --------     --------     --------     --------
        Total distributions.............          (.07)              (.08)         (.08)        (.08)        (.08)        (.08)
                                               -------            --------     --------     --------     --------     --------
Net asset value, end of period..........         $1.18              $1.21         $1.19        $1.21        $1.10        $1.22
                                               -------            --------     --------     --------     --------     --------
                                               -------            --------     --------     --------     --------     --------
Total return (a)........................           3.7%               9.1%          5.3%        18.0%        (3.4)%        9.3%
Net assets, end of period (in
  thousands)............................  $    112,498            $99,233      $ 75,992     $ 69,746     $ 59,666     $ 63,902
Ratio of expenses to average daily net
  assets................................           .57%(c)            .59%          .58%         .58%         .60%         .63%
Ratio of net investment income to
  average daily net assets..............          6.63%(c)           7.08%         6.94%        7.09%        6.55%        5.87%
Portfolio turnover rate (excluding
  short-term securities)................          59.4%             106.4%         70.0%       133.7%       197.3%       138.4%

------------------------
(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(c)  Adjusted to an annual basis.

INDEX 500 PORTFOLIO

                                               PERIOD
                                          FROM JANUARY 1,                      YEAR ENDED DECEMBER 31,
                                          1998 TO JUNE 30,     --------------------------------------------------------
                                                1998           1997(c)       1996        1995        1994        1993
                                          ----------------     --------    --------    --------    --------    --------
Net asset value, beginning of period....         $3.10            $2.41       $2.02       $1.52       $1.53       $1.43
                                               -------         --------    --------    --------    --------    --------
Income from investment operations:
    Net investment income...............           .02              .03         .03         .03         .03         .02
    Net gains or losses on securities
      (both realized and unrealized)....           .51              .73         .40         .51        (.01)        .11
                                               -------         --------    --------    --------    --------    --------
        Total from investment
           operations...................           .53              .76         .43         .54         .02         .13
                                               -------         --------    --------    --------    --------    --------
Less distributions:
    Dividends from net investment
      income............................          (.03)            (.03)       (.03)       (.03)       (.02)       (.02)
    Distributions from capital gains....          (.02)            (.04)       (.01)       (.01)       (.01)       (.01)
                                               -------         --------    --------    --------    --------    --------
        Total distributions.............          (.05)            (.07)       (.04)       (.04)       (.03)       (.03)
                                               -------         --------    --------    --------    --------    --------
Net asset value, end of period..........         $3.58            $3.10       $2.41       $2.02       $1.52       $1.53
                                               -------         --------    --------    --------    --------    --------
                                               -------         --------    --------    --------    --------    --------
Total return (a)........................          17.3%            32.4%       21.6%       36.8%        1.2%        9.8%
Net assets, end of period (in
  thousands)............................  $    506,611         $380,751    $204,395    $123,999    $ 73,432    $ 56,209
Ratio of expenses to average daily net
  assets................................           .44%(d)          .45%        .45%        .47%        .50%        .55%
Ratio of net investment income to
  average daily net assets..............          1.11%(d)         1.33%       1.77%       2.08%       2.34%       2.27%
Portfolio turnover rate (excluding
  short-term securities)................          13.3%             8.3%       15.2%        4.8%        5.9%        4.8%
Average commission rate on stock
  transactions (b)......................        $.0301           $.0200      $.0429         N/A         N/A         N/A

------------------------
(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Beginning in 1996, the Portfolio is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of stocks for the period by the total number of related shares purchased and sold.
(c) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(d)  Adjusted to an annual basis.

CAPITAL APPRECIATION PORTFOLIO

                                               PERIOD
                                          FROM JANUARY 1,                      YEAR ENDED DECEMBER 31,
                                          1998 TO JUNE 30,     --------------------------------------------------------
                                                1998           1997(c)       1996        1995        1994        1993
                                          ----------------     --------    --------    --------    --------    --------
Net asset value, beginning of period....         $2.85            $2.47       $2.16       $1.81       $1.80       $1.68
                                               -------         --------    --------    --------    --------    --------
Income from investment operations:
    Net gains or losses on securities
      (both realized and unrealized)....           .60              .62         .37         .40         .04         .17
                                               -------         --------    --------    --------    --------    --------
        Total from investment
           operations...................           .60              .62         .37         .40         .04         .17
                                               -------         --------    --------    --------    --------    --------
Less distributions:
    Distributions from capital gains....          (.17)            (.24)       (.06)       (.05)       (.03)       (.05)
                                               -------         --------    --------    --------    --------    --------
        Total distributions.............          (.17)            (.24)       (.06)       (.05)       (.03)       (.05)
                                               -------         --------    --------    --------    --------    --------
Net asset value, end of period..........         $3.28            $2.85       $2.47       $2.16       $1.81       $1.80
                                               -------         --------    --------    --------    --------    --------
                                               -------         --------    --------    --------    --------    --------
Total return (a)........................          21.1%            28.3%       17.6%       22.8%        2.3%       10.4%
Net assets, end of period (in
  thousands)............................  $    366,155         $294,665    $214,468    $163,520    $115,607    $ 84,840
Ratio of expenses to average daily net
  assets................................           .79%(d)          .80%        .85%        .80%        .83%        .86%
Ratio of net investment income (loss) to
  average daily net assets..............          (.25)%(d)        (.12)%      (.09)%      (.15)%      (.09)%       .12%
Portfolio turnover rate (excluding
  short-term securities)................          34.9%            74.0%       62.9%       51.1%       68.4%       95.9%
Average commission rate on stock
  transactions (b)......................        $.0600           $.0600      $.0625         N/A         N/A         N/A

------------------------
(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Beginning in 1996, the Portfolio is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of stocks for the period by the total number of related shares purchased and sold.
(c) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(d)  Adjusted to an annual basis.

INTERNATIONAL STOCK PORTFOLIO

                                                      PERIOD
                                                 FROM JANUARY 1,                      YEAR ENDED DECEMBER 31,
                                                 1998 TO JUNE 30,     --------------------------------------------------------
                                                       1998           1997(c)       1996        1995        1994        1993
                                                 ----------------     --------    --------    --------    --------    --------
Net asset value, beginning of period.........           $1.71            $1.60       $1.41       $1.24       $1.31        $.92
                                                      -------         --------    --------    --------    --------    --------
Income from investment operations:
    Net investment income....................             .03              .03         .03         .03         .01         .02
    Net gains or losses on securities (both
      realized and unrealized)...............             .17              .15         .24         .14        (.01)        .39
                                                      -------         --------    --------    --------    --------    --------
        Total from investment operations.....             .20              .18         .27         .17          --         .41
                                                      -------         --------    --------    --------    --------    --------
Less distributions:
    Dividends from net investment income.....            (.05)            (.05)       (.04)         --        (.03)       (.01)
    Distributions from capital gains.........            (.05)            (.02)       (.04)         --        (.04)       (.01)
                                                      -------         --------    --------    --------    --------    --------
        Total distributions..................            (.10)            (.07)       (.08)         --        (.07)       (.02)
                                                      -------         --------    --------    --------    --------    --------
Net asset value, end of period...............           $1.81            $1.71       $1.60       $1.41       $1.24       $1.31
                                                      -------         --------    --------    --------    --------    --------
                                                      -------         --------    --------    --------    --------    --------
Total return (a).............................            11.8%            11.9%       19.8%       14.2%        (.3)%      44.2%
Net assets, end of period (in thousands).....    $    329,698         $287,170    $213,608    $140,770    $107,490    $ 61,106
Ratio of expenses to average daily net
  assets.....................................             .90%(d)          .97%       1.06%       1.04%       1.24%       1.55%
Ratio of net investment income to average
  daily net assets...........................            3.34%(d)         2.29%       2.53%       2.69%       1.68%       1.04%
Portfolio turnover rate (excluding short-term
  securities)................................             9.6%            12.5%       11.5%       20.3%       12.9%       12.7%
Average commission rate on stock transactions
  (b)........................................          $.0091           $.0123      $.0160         N/A         N/A         N/A

------------------------
(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(b) Beginning in 1996, the Portfolio is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of stocks for the period by the total number of related shares purchased and sold. The comparability of this information may be effected by the fact that commission rates per share vary significantly among foreign countries.
(c) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(d)  Adjusted to an annual basis.

SMALL COMPANY PORTFOLIO

                                     PERIOD                                                                      PERIOD
                                FROM JANUARY 1,                                                               FROM MAY 3,
                                    1998 TO                        YEAR ENDED DECEMBER 31,                      1993 TO
                                    JUNE 30,         ---------------------------------------------------      DECEMBER 31,
                                      1998            1997(f)        1996          1995          1994           1993(a)
                                ----------------     ---------     ---------     ---------     ---------     --------------
Net asset value, beginning of
  period......................         $1.65             $1.54         $1.60         $1.23         $1.16             $1.00
                                     -------         ---------     ---------     ---------     ---------            ------
Income from investment
  operations:
    Net gains or losses on
      securities (both
      realized and
      unrealized).............           .16               .11           .10           .39           .07               .17
                                     -------         ---------     ---------     ---------     ---------            ------
        Total from investment
           operations.........           .16               .11           .10           .39           .07               .17
                                     -------         ---------     ---------     ---------     ---------            ------
Less distributions:
    Distributions from net
      realized gains..........            --                --          (.16)         (.02)           --              (.01)
                                     -------         ---------     ---------     ---------     ---------            ------
        Total distributions...            --                --          (.16)         (.02)           --              (.01)
                                     -------         ---------     ---------     ---------     ---------            ------
Net asset value, end of
  period......................         $1.81             $1.65         $1.54         $1.60         $1.23             $1.16
                                     -------         ---------     ---------     ---------     ---------            ------
                                     -------         ---------     ---------     ---------     ---------            ------
Total return (b)..............           9.4%              7.8%          6.5%         32.1%          6.2%             17.4%
Net assets, end of period (in
  thousands)..................      $207,128         $ 182,917     $ 144,544     $  98,895     $  51,105          $ 13,043
Ratio of expenses to average
  daily net assets (c)........           .81%(d)           .82%          .81%          .84%          .90%              .90%(d)
Ratio of net investment income
  (loss) to average daily net
  assets (c)..................          (.29)%(d)         (.05)%         .24%          .15%          .24%             (.02)%(d)
Portfolio turnover rate
  (excluding short-term
  securities).................          29.3%             63.8%         74.4%         61.3%         28.1%             34.9%
Average commission rate on
  stock transactions (e)......        $.0542            $.0535        $.1045           N/A           N/A               N/A

------------------------
(a) The inception of the Portfolio was May 3, 1993, when its shares became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Mutual voluntarily absorbed $9,532 and $30,330 in expenses for the year ended December 31, 1994 and the period from May 3, 1993 to December 31, 1993, respectively. Had the portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been .92% and 1.58%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been .21% and (.70%), respectively.
(d)  Adjusted to an annual basis.
(e) Beginning in 1996, the Portfolio is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of stocks for the period by the total number of related shares purchased and sold.
(f) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

MATURING GOVERNMENT BOND 1998 PORTFOLIO

                                                PERIOD
                                             FROM JANUARY                                                    PERIOD
                                                  1,                                                      FROM MAY 2,
                                               1998 TO                YEAR ENDED DECEMBER 31,               1994 TO
                                               JUNE 30,        -------------------------------------      DECEMBER 31,
                                                 1998           1997(e)        1996          1995           1994(a)
                                            --------------     ---------     ---------     ---------     --------------
Net asset value, beginning of period....            $1.08         $1.08          $1.04          $.95             $.99
                                                    -----      ---------     ---------     ---------             -----
Income from investment operations:
    Net investment income...............              .05           .06            .06           .06               .04
    Net gains or losses on securities
      (both realized and unrealized)....             (.02)           --           (.02)          .09              (.04)
                                                    -----      ---------     ---------     ---------             -----
        Total from investment
           operations...................              .03           .06            .04           .15                --
                                                    -----      ---------     ---------     ---------             -----
Less distributions:
    Dividends from net investment
      income............................             (.07)         (.06)            --          (.06)             (.04)
                                                    -----      ---------     ---------     ---------             -----
        Total distributions.............             (.07)         (.06)            --          (.06)             (.04)
                                                    -----      ---------     ---------     ---------             -----
Net asset value, end of period..........            $1.04         $1.08          $1.08         $1.04              $.95
                                                    -----      ---------     ---------     ---------             -----
                                                    -----      ---------     ---------     ---------             -----
Total return (b)........................              3.2%          6.1%           4.1%         16.0%               .1%
Net assets, end of period (in
  thousands)............................         $  5,178      $  6,236      $   6,099     $   5,057          $  3,402
Ratio of expenses to average daily net
  assets (c)............................              .26%(d)       .20%           .20%          .20%              .20%(d)
Ratio of net investment income to
  average daily net assets (c)..........             6.83%(d)      6.08%          6.19%         6.22%             6.45%(d)
Portfolio turnover rate (excluding
  short-term securities)................              9.3%         15.5%          18.1%          9.0%               --

------------------------
(a) The inception of the Portfolio was May 2, 1994, when its shares became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Mutual voluntarily absorbed $16,850, $34,208, $27,510, $22,794 and $21,714 in expenses for the period ended June 30, 1998, the years ended December 31, 1997, 1996 and 1995 and the period from May 2, 1994 to December 31, 1994, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average net assets would have been .86%, .74%, .72%, .72%, and 1.12%, respectively, and the ratio of net investment income to average daily net assets would have been 6.23%, 5.54%, 5.67%, 5.70% and 5.53%, respectively.
(d)  Adjusted to an annual basis.
(e) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

MATURING GOVERNMENT BOND 2002 PORTFOLIO

                                                PERIOD
                                             FROM JANUARY                                                    PERIOD
                                                  1,                                                      FROM MAY 2,
                                               1998 TO                YEAR ENDED DECEMBER 31,               1994 TO
                                               JUNE 30,        -------------------------------------      DECEMBER 31,
                                                 1998           1997(e)        1996          1995           1994(A)
                                            --------------     ---------     ---------     ---------     --------------
Net asset value, beginning of period....            $1.07         $1.05          $1.09          $.93             $.98
                                                    -----      ---------     ---------     ---------             -----
Income from investment operations:
    Net investment income...............              .03           .06            .06           .07               .04
    Net gains or losses on securities
      (both realized and unrealized)....              .01           .02           (.04)          .16              (.04)
                                                    -----      ---------     ---------     ---------             -----
        Total from investment
           operations...................              .04           .08            .02           .23                --
                                                    -----      ---------     ---------     ---------             -----
Less distributions:
    Dividends from net investment
      income............................             (.01)         (.05)          (.06)         (.07)             (.05)
    Distributions from net realized
      gains.............................               --          (.01)            --            --                --
                                                    -----      ---------     ---------     ---------             -----
        Total distributions.............             (.01)         (.06)          (.06)         (.07)             (.05)
                                                    -----      ---------     ---------     ---------             -----
Net asset value, end of period..........            $1.10         $1.07          $1.05         $1.09              $.93
                                                    -----      ---------     ---------     ---------             -----
                                                    -----      ---------     ---------     ---------             -----
Total return (b)........................              3.9%          8.5%           1.7%         25.0%               .3%
Net assets, end of period (in
  thousands)............................         $  4,792      $  4,208      $   3,900     $   3,049          $  2,575
Ratio of expenses to average daily net
  assets (c)............................              .27%(d)       .20%           .20%          .20%              .20%(d)
Ratio of net investment income to
  average daily net assets (c)..........             6.30%(d)      5.99%          6.52%         6.52%             7.18%(d)
Portfolio turnover rate (excluding
  short-term securities)................              8.8%         36.9%          21.9%           --              11.6%

------------------------
(a) The inception of the Portfolio was May 2, 1994, when its shares became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Mutual voluntarily absorbed $19,313, $36,833, $31,158, $24,709 and $23,298 in expenses for the period ended June 30, 1998, the years ended December 31, 1997, 1996 and 1995, and the period from May 2, 1994 to December 31, 1994, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.14%, 1.14%, 1.14%, 1.06% and 1.52%, respectively, and the ratio of net investment income to average daily net assets would have been 5.43%, 5.05%, 5.58%, 5.66% and 5.86%, respectively.
(d)  Adjusted to an annual basis.
(e) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

MATURING GOVERNMENT BOND 2006 PORTFOLIO

                                                PERIOD
                                             FROM JANUARY                                                    PERIOD
                                                  1,                                                      FROM MAY 2,
                                               1998 TO                YEAR ENDED DECEMBER 31,               1994 TO
                                               JUNE 30,        -------------------------------------      DECEMBER 31,
                                                 1998           1997(e)        1996          1995           1994(a)
                                            --------------     ---------     ---------     ---------     --------------
Net asset value, beginning of period....            $1.16         $1.09          $1.17          $.92             $.97
                                                    -----      ---------     ---------     ---------             -----
Income from investment operations:
    Net investment income...............              .03           .07            .06           .07               .05
    Net gains or losses on securities
      (both realized and unrealized)....              .03           .07           (.07)          .25              (.05)
                                                    -----      ---------     ---------     ---------             -----
        Total from investment
           operations...................              .06           .14           (.01)          .32                --
                                                    -----      ---------     ---------     ---------             -----
Less distributions:
    Dividends from net investment
      income............................             (.01)         (.06)          (.06)         (.07)             (.05)
    Distributions from net realized
      gains.............................               --          (.01)          (.01)           --                --
                                                    -----      ---------     ---------     ---------             -----
        Total distributions.............             (.01)         (.07)          (.07)         (.07)             (.05)
                                                    -----      ---------     ---------     ---------             -----
Net asset value, end of period..........            $1.21         $1.16          $1.09         $1.17              $.92
                                                    -----      ---------     ---------     ---------             -----
                                                    -----      ---------     ---------     ---------             -----
Total return (b)........................              5.4%         12.6%          (1.2)%        34.7%               .1%
Net assets, end of period (in
  thousands)............................         $  4,876      $  3,900      $   3,095     $   2,570          $  1,860
Ratio of expenses to average daily net
  assets (c)............................              .40%(d)       .40%           .40%          .40%              .40%(d)
Ratio of net investment income to
  average daily net assets (c)..........             5.90%(d)      6.23%          6.43%         6.56%             7.45%(d)
Portfolio turnover rate (excluding
  short-term securities)................              8.1%          3.1%          25.7%         10.0%               --

------------------------
(a) The inception of the Portfolio was May 2, 1994, when its shares became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Mutual voluntarily absorbed $18,263, $37,425, $31,536, $25,199 and $24,803 in expenses for the period ended June 30, 1998, the years ended December 31, 1997, 1996 and 1995 and the period from May 2, 1994 to December 31, 1994, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.27%, 1.50%, 1.58%, 1.56% and 2.37%, respectively, and the ratio of net investment income to average daily net assets would have been 5.03%, 5.13%, 5.25%, 5.40% and 5.48%, respectively.
(d)  Adjusted to an annual basis.
(e) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

MATURING GOVERNMENT BOND 2010 PORTFOLIO

                                                PERIOD
                                             FROM JANUARY                                                    PERIOD
                                                  1,                                                      FROM MAY 2,
                                               1998 TO                YEAR ENDED DECEMBER 31,               1994 TO
                                               JUNE 30,        -------------------------------------      DECEMBER 31,
                                                 1998           1997(e)        1996          1995           1994(a)
                                            --------------     ---------     ---------     ---------     --------------
Net asset value, beginning of period....            $1.29         $1.17          $1.21          $.91             $.96
                                                    -----      ---------     ---------     ---------             -----
Income from investment operations:
    Net investment income...............              .04           .07            .05           .07               .05
    Net gains or losses on securities
      (both realized and unrealized)....              .06           .11           (.09)          .30              (.05)
                                                    -----      ---------     ---------     ---------             -----
        Total from investment
           operations...................              .10           .18           (.04)          .37                --
                                                    -----      ---------     ---------     ---------             -----
Less distributions:
    Dividends from net investment
      income............................             (.07)         (.05)            --          (.07)             (.05)
    Distributions from net realized
      gains.............................               --          (.01)            --            --                --
                                                    -----      ---------     ---------     ---------             -----
        Total distributions.............             (.07)         (.06)            --          (.07)             (.05)
                                                    -----      ---------     ---------     ---------             -----
Net asset value, end of period..........            $1.32         $1.29          $1.17         $1.21              $.91
                                                    -----      ---------     ---------     ---------             -----
                                                    -----      ---------     ---------     ---------             -----
Total return (b)........................              6.7%         17.9%          (3.4)%        41.2%              (.3)%
Net assets, end of period (in
  thousands)............................         $  4,078      $  3,176      $   2,813     $   1,384          $  1,071
Ratio of expenses to average daily net
  assets (c)............................              .40%(d)       .40%           .40%          .40%              .40%(d)
Ratio of net investment income to
  average daily net assets (c)..........             6.94%(d)      6.18%          6.40%         6.58%             7.79%(d)
Portfolio turnover rate (excluding
  short-term securities)................              2.4%         39.3%          71.0%           --              14.5%

------------------------
(a) The inception of the Portfolio was May 2, 1994, when its shares became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Mutual voluntarily absorbed $19,439, $38,967, $33,042, $26,308 and $25,888 in expenses for the period ended June 30, 1998, the years ending December 31, 1997, 1996 and 1995 and the period from May 2, 1994 to December 31, 1994, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.52%, 1.85%, 2.18%, 2.68%, and 4.01%, respectively, and the ratio of net investment income to average daily net assets would have been 5.82%, 4.73%, 4.62%, 4.30% and 4.18%, respectively.
(d)  Adjusted to an annual basis.
(e) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

VALUE STOCK PORTFOLIO

                                                PERIOD
                                             FROM JANUARY                                                    PERIOD
                                                  1,                                                      FROM MAY 2,
                                               1998 TO                YEAR ENDED DECEMBER 31,               1994 TO
                                               JUNE 30,        -------------------------------------      DECEMBER 31,
                                                 1998           1997(f)        1996          1995           1994(a)
                                            --------------     ---------     ---------     ---------     --------------
Net asset value, beginning of period....            $1.73          $1.59         $1.31         $1.04            $1.01
                                                  -------      ---------     ---------     ---------             -----
Income from investment operations:
    Net investment income...............              .01            .01           .01           .01                --
    Net gains or losses on securities
      (both realized and unrealized)....              .03            .32           .39           .33               .04
                                                  -------      ---------     ---------     ---------             -----
        Total from investment
           operations...................              .04            .33           .40           .34               .04
Less distributions:
    Dividends from net investment
      income............................               --           (.02)         (.01)         (.01)             (.01)
    Distributions from net realized
      gains.............................               --           (.17)         (.11)         (.06)               --
                                                  -------      ---------     ---------     ---------             -----
        Total distributions.............               --           (.19)         (.12)         (.07)             (.01)
                                                  -------      ---------     ---------     ---------             -----
Net asset value, end of period..........            $1.77          $1.73         $1.59         $1.31             $1.04
                                                  -------      ---------     ---------     ---------             -----
                                                  -------      ---------     ---------     ---------             -----
Total return (b)........................              2.3%          21.2%         31.0%         33.0%              4.6%
Net assets, end of period (in
  thousands)............................         $218,315      $ 208,093     $  97,187     $  31,825          $  8,771
Ratio of expenses to average daily net
  assets (c)............................              .79%(d)        .80%          .83%          .89%              .90%(d)
Ratio of net investment income to
  average daily net assets (c)..........             1.50%(d)       1.13%         1.28%         1.25%             2.07%(d)
Portfolio turnover rate (excluding
  short-term securities)................             45.8%         115.4%         88.6%        164.2%             49.5%
Average commission rate on stock
  transactions (e)......................           $.0563         $.0537        $.0672           N/A               N/A

------------------------
(a) The inception of the Portfolio was May 2, 1994, when its shares became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return has not been annualized.
(c) Minnesota Mutual voluntarily absorbed $11,610 and $22,503 in expenses for the year ended December 31, 1995 and the period from May 2, 1994 to December 31, 1994, respectively. Had the portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been .95% and 1.56%, respectively, and the ratio of net investment income to average daily net assets would have been 1.19% and 1.41%, respectively.
(d)  Adjusted to an annual basis.
(e) Beginning in 1996, the Portfolio is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of stocks for the period by the total number of related shares purchased and sold.
(f) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

(9) FINANCIAL HIGHLIGHTS

SMALL COMPANY VALUE PORTFOLIO

                                                                        PERIOD                       PERIOD
                                                                   FROM JANUARY 1,              FROM OCTOBER 1,
                                                                       1998 TO                      1997 TO
                                                                       JUNE 30,                   DECEMBER 31,
                                                                         1998                       1997(a)
                                                              --------------------------   --------------------------
Net asset value, beginning of period........................           $  1.03                      $  1.01
                                                                         -----                        -----
Income from investment operations:
    Net gains or losses on securities (both realized and
      unrealized)...........................................               .04                          .02
                                                                         -----                        -----
        Total from investment operations....................               .04                          .02
                                                                         -----                        -----
Net asset value, end of period..............................             $1.07                        $1.03
                                                                         -----                        -----
                                                                         -----                        -----
Total return (b)............................................               4.2%                         2.3%
Net assets, end of period (in thousands)....................           $ 6,570                      $ 5,177
Ratio of expenses to average daily net assets (c)(e)........               .90%                         .90%
Ratio of net investment income to average daily net assets
  (c)(e)....................................................              1.26%                        1.13%
Portfolio turnover rate (excluding short-term securities)...               9.3%                        13.0%
Average commission rate on common stock transactions (d)....            $.0543                       $.0600

--------------------------
(a) The shares of the Portfolio became effectively registered under the Securities Act of 1993 on May 1, 1997, but shares were not available to the public until October 1, 1997.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Mutual voluntarily absorbed $30,371 and $11,517 in expenses for the period ended June 30, 1998 and the period ended December 31, 1997, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 2.00% and 1.78%, respectively, and the ratio of net investment income to average daily net assets would have been .16% and .25%, respectively.
(d) The Portfolio is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of common stocks for the period by the total number of related shares purchased and sold.
(e)  Adjusted to an annual basis.

GLOBAL BOND PORTFOLIO

                                                                        PERIOD                        PERIOD
                                                                    FROM JANUARY 1,               FROM OCTOBER 1,
                                                                        1998 TO                       1997 TO
                                                                       JUNE 30,                    DECEMBER 31,
                                                                         1998                         1997(a)
                                                              ---------------------------   ---------------------------
Net asset value, beginning of period........................               $.98                         $1.00
                                                                         ------                        ------
Income from investment operations:
    Net investment income (loss)............................               (.01)                         (.02)
    Net gains or losses on securities (both realized and
      unrealized)...........................................                .07                          .020
                                                                         ------                        ------
        Total from investment operations....................                .06                            --
                                                                         ------                        ------
Less distributions:
    Dividends from net investment income....................               (.01)                         (.01)
    Excess distributions of net investment income...........                 --                          (.01)
                                                                         ------                        ------
        Total distributions.................................               (.01)                         (.02)
                                                                         ------                        ------
Net asset value, end of period..............................              $1.03                          $.98
                                                                         ------                        ------
                                                                         ------                        ------
Total return (b)............................................                5.0%                           .1%
Net assets, end of period (in thousands)....................           $ 25,642                      $ 25,019
Ratio of expenses to average daily net assets (c)...........               1.60%                         1.60%
Ratio of net investment income to average daily net assets
  (c).......................................................               4.10%                         3.66%
Portfolio turnover rate (excluding short-term securities)...              156.7%                        120.5%

--------------------------
(a) The shares of the Portfolio became effectively registered under the Securities Act of 1933 on May 1, 1997, but shares were not available to the public until October 1, 1997.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c)  Adjusted to an annual basis.

INDEX 400 MID-CAP PORTFOLIO

                                                                        PERIOD                       PERIOD
                                                                   FROM JANUARY 1,              FROM OCTOBER 1,
                                                                       1998 TO                      1997 TO
                                                                       JUNE 30,                   DECEMBER 31,
                                                                         1998                       1997(a)
                                                              --------------------------   --------------------------
Net asset value, beginning of period........................             $1.01                        $1.00
                                                                         -----                        -----
Income from investment operations:
    Net gains or losses on securities (both realized and
      unrealized)...........................................               .07                          .01
                                                                         -----                        -----
        Total from investment operations....................               .07                          .01
                                                                         -----                        -----
Net asset value, end of period..............................             $1.08                        $1.01
                                                                         -----                        -----
                                                                         -----                        -----
Total return (b)............................................               8.1%                          .1%
Net assets, end of period (in thousands)....................           $ 6,544                      $ 5,052
Ratio of expenses to average daily net assets (c)(e)........               .55%                         .55%
Ratio of net investment income to average daily net assets
  (c)(e)....................................................               .66%                         .89%
Portfolio turnover rate (excluding short-term securities)...              17.2%                         4.9%
Average commission rate on common stock transactions (d)....           $ .0290                      $ .0200

------------------------
(a) The shares of the Portfolio became effectively registered under the Securities Act of 1933 on May 1, 1997, but shares were not available to the public until October 1, 1997.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return has not been annualized.
(c) Minnesota Mutual voluntarily absorbed $25,856 and $14,670 in expenses for the period ended June, 30, 1998 and the period ended December 31, 1997, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.49% and 1.69%, respectively, and the ratio of net investment income to average daily net assets would have been (.28%) and (.26%), respectively.
(d) The Portfolio is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of common stocks for the period by the total number of related shares purchased and sold.
(e)  Adjusted to an annual basis.

MACRO-CAP VALUE PORTFOLIO

                                                                       PERIOD                      PERIOD
                                                                   FROM JANUARY 1,            FROM OCTOBER 15,
                                                                       1998 TO                     1997 TO
                                                                      JUNE 30,                  DECEMBER 31,
                                                                        1998                       1997(a)
                                                              -------------------------   -------------------------
Net asset value, beginning of period........................             $.97                       $1.00
                                                                        -----                       -----
Income from investment operations:
    Net gains or losses on securities (both realized and
      unrealized)...........................................              .13                        (.02)
                                                                        -----                       -----
        Total from investment operations....................              .13                        (.02)
                                                                        -----                       -----
Less distributions:
    Dividends from net investment income....................               --                        (.01)
                                                                        -----                       -----
        Total distributions.................................               --                        (.01)
                                                                        -----                       -----
Net asset value, end of period..............................            $1.10                        $.97
                                                                        -----                       -----
                                                                        -----                       -----
Total return (b)............................................             12.7%                       (2.1)%
Net assets, end of period (in thousands)....................           $6,332                      $4,923
Ratio of expenses to average daily net assets (c)(d)........              .85%                        .85%
Ratio of net investment income to average daily net assets
  (c)(d)....................................................              .64%                       2.04%
Portfolio turnover rate (excluding short-term securities)...             93.2%                       36.7%
Average commission rate on common stock transactions (e)....           $.0020                      $.0353

------------------------
(a) The shares of the Portfolio became effectively registered under the Securities Act of 1933 on May 1, 1997, but shares were not available to the public until October 15, 1997.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Mutual voluntarily absorbed $43,893 and 22,940 in expenses for the period ended June 30, 1998 and the period ended December 31, 1997, respectively. Had the portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 2.47% and 3.13%, respectively, and the ratio of net investment income to average daily net assets would have been (.98%) and (.24%), respectively.
(d)  Adjusted to an annual basis.
(e) The Portfolio is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of common stocks for the period by the total number of related shares purchased and sold.

MICRO-CAP GROWTH PORTFOLIO

                                                                       PERIOD                      PERIOD
                                                                   FROM JANUARY 1,             FROM OCTOBER 1,
                                                                       1998 TO                     1997 TO
                                                                      JUNE 30,                  DECEMBER 31,
                                                                        1998                       1997(a)
                                                              -------------------------   -------------------------
Net asset value, beginning of period........................             $.89                       $1.06
                                                                        -----                       -----
Income from investment operations:
    Net gains or losses on securities (both realized and
      unrealized)...........................................              .08                        (.14)
                                                                        -----                       -----
        Total from investment operations....................              .08                        (.14)
                                                                        -----                       -----
Less distributions:
    Distributions from net realized gains...................               --                        (.03)
                                                                        -----                       -----
        Total distributions.................................               --                        (.03)
                                                                        -----                       -----
Net asset value, end of period..............................             $.97                        $.89
                                                                        -----                       -----
                                                                        -----                       -----
Total return (b)............................................              9.3%                      (13.2)%
Net assets, end of period (in thousands)....................           $5,673                      $4,591
Ratio of expenses to average daily net assets (c)(e)........             1.25%                       1.25%
Ratio of net investment income to average daily net assets
  (c)(e)....................................................             (.53)%                      (.24)%
Portfolio turnover rate (excluding short-term securities)...             37.8%                       28.9%
Average commission rate on common stock transactions (d)....           $.0567                      $.0514

------------------------
(a) The shares of the Portfolio became effectively registered under the Securities Act of 1933 on May 1, 1997, but shares were not available to the public until October 1, 1997.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Mutual voluntarily absorbed $22,194 and $11,102 in expenses for the period ended June 30, 1998 and the period ended December 31, 1997, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 2.14% and 2.03%, respectively, and the ratio of net investment income to average daily net assets would have been (1.42%) and (1.02%), respectively.
(d) The Portfolio is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of common stocks for the period by the total number of related shares purchased and sold.
(e)  Adjusted to an annual basis.

REAL ESTATE SECURITIES PORTFOLIO

                                                                                                           PERIOD
                                                                                                        FROM MAY 1,
                                                                                                          1998 TO
                                                                                                          JUNE 30,
                                                                                                          1998(a)
                                                                                                       --------------
Net asset value, beginning of period.................................................................       $1.01
                                                                                                            -----
Income from investment operations:
    Net investment income............................................................................         .01
    Net gains or losses on securities (both realized and unrealized).................................        (.04)
                                                                                                            -----
        Total from investment operations.............................................................        (.03)
                                                                                                            -----
Net asset value, end of period.......................................................................        $.98
                                                                                                            -----
                                                                                                            -----
Total return (b).....................................................................................        (3.8)%
Net assets, end of period (in thousands).............................................................     $ 5,132
Ratio of expenses to average daily net assets (c)(e).................................................         .90%
Ratio of net investment income to average daily net assets (c)(e)....................................        7.03%
Portfolio turnover rate (excluding short-term securities)............................................        14.8%
Average commission rate on common stock transactions (d).............................................     $ .0488

------------------------
(a) The inception of the portfolio was May 1, 1998 when the shares of the portfolio became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return has not been annualized.
(c) Minnesota Mutual voluntarily absorbed $11,739 in expenses for the period ended June 30, 1998. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 2.58% and the ratio of net investment income to average daily net assets would have been 5.35%.
(d) The Portfolio is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of common stocks for the period by the total number of related shares purchased and sold.
(e)  Adjusted to an annual basis.

       This offering is available through a registered representative of Ascend Financial Services, Inc., a registered broker/dealer. Ascend Financial is a subsidiary of Minnesota Mutual.

  THIS REPORT MAY BE USED AS SALES LITERATURE IN CONNECTION WITH THE OFFER OR SALE OF VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS FUNDED BY ADVANTUS
    SERIES FUND, INC. ("FUND") IF PRECEDED OR ACCOMPANIED BY (a) THE CURRENT PROSPECTUS FOR THE FUND AND SUCH CONTRACTS AND (b) THE CURRENT VARIABLE
     ANNUITY PERFORMANCE REPORT, ADJUSTABLE INCOME ANNUITY PERFORMANCE
       REPORT, GROUP VARIABLE ANNUITY PERFORMANCE REPORT, VARIABLE FUND D PERFORMANCE REPORT, VARIABLE GROUP UNIVERSAL LIFE PORTFOLIO
          PERFORMANCE AND HISTORICAL POLICY VALUES REPORT AND VARIABLE
             ADJUSTABLE LIFE PORTFOLIO PERFORMANCE AND HISTORICAL
                      POLICY VALUES REPORT, RESPECTIVELY.

                                     [LOGO]


THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY
400 ROBERT STREET NORTH                                          BULK RATE
ST. PAUL, MN 55101-2098                                      U.S. POSTAGE PAID
                                                                ST. PAUL, MN
                                                              PERMIT NO. 3547

ADDRESS SERVICE REQUESTED

                                                        F. 34490 Rev. 8-1998